UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-881
                                                     ---------------------

                             Liberty Funds Trust III
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



               One Financial Center, Boston, Massachusetts 02111
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                            Jean S. Loewenberg, Esq.
                        Columbia Management Group, Inc.
                              One Financial Center
                                Boston, MA 02111
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  1-617-426-3750
                                                           -------------------

                  Date of fiscal year end: October 31, 2003
                                           ------------------

                  Date of reporting period: April 30, 2003
                                            -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


                                 Liberty Select
                                   Value Fund

                                Semiannual Report
                                 April 30, 2003


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

                                 Liberty Select
                                   Value Fund

                                Semiannual Report
                                 April 30, 2003


                      ELIMINATE CLUTTER IN TWO EASY STEPS.
                         POINT. CLICK. LIBERTY EDELIVERY

               To sign up for eDelivery, go to www.icsdelivery.com

PRESIDENT'S MESSAGE

Photo of: Joseph R. Palombo

Dear Shareholder:
After three years of declining equity values, the stock market rallied over the past six months. All major stock market indices registered gains for the period, buoyed by a surge in trading activity in the final weeks of March. An apparent victory in Iraq and signs of economic stability-although tentative-encouraged investors to take on more risk. Attractive valuations and forecasts of improved corporate earnings also fed investor appetites for stocks.

In spite of this positive activity, we encourage investors to temper their expectations for the stock market in the near term. The economy has yet to stage a convincing recovery and the employment outlook remains uncertain. These factors, plus ongoing geopolitical tensions, repeated acts of terrorism abroad and threats at home could again translate into a choppy market.

That said, we believe in the long-term benefits of stock investing, especially as part of a comprehensive investment strategy and a balanced portfolio. For a more detailed analysis of the events of the period and factors that affected fund performance, see the portfolio managers' report that follows this letter.

CONSOLIDATION--AND A NEW NAME
I am pleased to announce that, effective April 1, 2003, six of the asset management firms brought together when Columbia Management Group, Inc. was formed were consolidated and renamed Columbia Management Advisors, Inc (Columbia Management). This consolidation does not affect the management or investment objectives of your fund and is the next step in our efforts to create a consistent identity and to streamline our organization. By consolidating these firms, we are able to create a more efficient organizational structure and strengthen certain key functions, such as research. Although the name of the asset manager familiar to you has changed, what hasn't changed is the commitment of our specialized investment teams to a multi-disciplined approach to investing, focused on our goal of offering shareholders the best products and services.

As always, we thank you for choosing Liberty funds to build toward your long-term financial goals.

Sincerely,

/s/ Joseph R. Palombo
Joseph R. Palombo
President


box

MEET THE NEW PRESIDENT

Joseph R. Palombo, president and chairman of the Board of Trustees for Liberty Funds, is also chief operating officer and executive vice president of Columbia Management. Mr. Palombo has over 19 years of experience in the financial services industry. Prior to joining Columbia Management, he was chief operating officer and chief compliance officer for Putnam Mutual Funds. Prior to that, he was a partner at Coopers & Lybrand. Mr. Palombo received his degree in economics/accounting from the College of the Holy Cross, where he was a member of Phi Beta Kappa. He earned his master's degree in taxation from Bentley College and participated in the Executive Program at the Amos B. Tuck School at Dartmouth College.


box

NET ASSET VALUE PER SHARE as of 4/30/03 ($)
         Class A                          18.98
         Class B                          17.54
         Class C                          18.08
         Class Z                          19.14

Not FDIC Insured
May Lose Value
No Bank Guarantee

  Economic and market conditions change frequently. There is no assurance that trends described in this report will continue or commence.

PERFORMANCE INFORMATION

Value of a $10,000 investment
4/30/93 - 4/30/03

PERFORMANCE OF A $10,000 INVESTMENT
4/30/93 - 4/30/03 ($)

                  without      with
                   sales       sales
                  charge      charge
---------------------------------------
 Class A          31,213      29,419
---------------------------------------
 Class B          28,951      28,951
---------------------------------------
 Class C          29,936      29,936
---------------------------------------
 Class Z          31,522        n/a
---------------------------------------


Line Chart 4/1993 to 4/2003

Class A shares    Class A shares    S&P MidCap
without sales     with sales        400 Index
charge            charge
 9425             10000             10000
 9749             10344             10456
 9766             10362             10508
 9820             10420             10488
10173             10794             10921
10288             10916             11037
10329             10959             11074
10153             10772             10829
10441             11078             11331
10894             11559             11595
10750             11406             11431
10236             10861             10902
10335             10965             10982
10357             10989             10878
10055             10668             10504
10304             10933             10860
10728             11382             11429
10433             11069             11215
10614             11262             11337
10054             10667             10826
10161             10781             10926
10153             10773             11040
10707             11360             11619
11109             11787             11821
11336             12027             12059
11881             12606             12349
12374             13129             12852
13008             13801             13523
13202             14007             13773
13699             14535             14106
13632             14464             13744
13962             14814             14344
14022             14877             14308
14352             15227             14516
14819             15724             15009
15003             15918             15190
15581             16531             15653
16030             17007             15864
15855             16822             15626
15122             16045             14568
15488             16433             15409
16541             17551             16081
16532             17540             16127
17209             18259             17035
16889             17920             17054
17491             18558             17694
17604             18678             17548
16525             17533             16801
16920             17952             17236
18248             19362             18742
18964             20120             19269
20613             21871             21177
20199             21431             21151
21558             22874             22368
21205             22499             21395
21797             23126             21711
22494             23866             22554
22539             23914             22125
24604             26105             23957
25681             27248             25037
25874             27452             25496
24999             26524             24348
25464             27018             24502
24295             25778             23551
20289             21527             19168
21480             22791             20957
22887             24283             22830
24146             25619             23969
25718             27287             26865
25412             26962             25820
23768             25218             24467
24191             25666             25150
25482             27037             27134
25717             27286             27250
26985             28631             28708
26291             27895             28100
25447             27000             27136
24778             26290             26297
25739             27310             27639
26573             28194             29090
28059             29771             30818
27029             28678             29948
27629             29315             32045
30469             32328             34727
30079             31914             33515
29481             31279             33096
29130             30907             33583
29861             31683             34113
32286             34255             37924
31711             33646             37666
31958             33908             36389
29977             31806             33642
32402             34379             36215
32496             34479             37023
31940             33889             34909
31030             32923             32315
33255             35284             35879
34243             36332             36715
33640             35692             36569
33764             35824             36024
32900             34907             34846
29485             31284             30511
29886             31709             31859
31631             33561             34230
33118             35139             35999
33211             35237             35812
33506             35551             35855
35088             37229             38419
35165             37310             38238
35179             37325             37592
33350             35384             34840
30608             32476             31461
30948             32836             31621
27974             29681             29073
28578             30322             30331
30064             31899             32088
29057             30830             30769
28220             29942             29870
27631             29316             29159
27614             29299             29404
29419             31213             31538


MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT WWW.LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES.

Past performance does not guarantee future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. The Standard & Poor's (S&P) MidCap 400 Index is a market value-weighted index of 400 mid-cap US companies. Unlike the fund, indexes are not investments, do not incur fees or expenses, and are not professionally managed. Securities in the fund may not match those in an index. It is not possible to invest directly in an index.


AVERAGE ANNUAL TOTAL RETURN AS OF 4/30/03 (%)

Share class                        A                          B                           C                     Z
Inception                       7/21/49                    6/8/92                      8/1/97                2/8/01
-------------------------------------------------------------------------------------------------------------------
                       without         with        without         with        without          with         without
                        sales          sales         sales         sales         sales          sales         sales
                        charge        charge        charge        charge        charge         charge        charge
-------------------------------------------------------------------------------------------------------------------
6-month (cumulative)      2.87         -3.04          2.45         -2.55          2.44           1.44          2.90
-------------------------------------------------------------------------------------------------------------------
1-year                  -16.39        -21.20        -17.07        -21.22        -17.03         -17.86        -16.24
-------------------------------------------------------------------------------------------------------------------
5-year                    2.59          1.38          1.82          1.52          1.83           1.83          2.79
-------------------------------------------------------------------------------------------------------------------
10-year                  12.06         11.39         11.22         11.22         11.59          11.59         12.17
-------------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN AS OF 3/31/03 (%)

Share class                        A                          B                           C                     Z
-------------------------------------------------------------------------------------------------------------------
                       without         with        without         with        without          with         without
                        sales          sales         sales         sales         sales          sales         sales
                        charge        charge        charge        charge        charge         charge        charge
-------------------------------------------------------------------------------------------------------------------
6-month (cumulative)     -1.27         -6.95         -1.67         -6.59         -1.74          -2.72         -1.21
-------------------------------------------------------------------------------------------------------------------
1-year                  -21.28        -25.81        -21.89        -25.79        -21.92         -22.70        -21.11
-------------------------------------------------------------------------------------------------------------------
5-year                    1.47          0.27          0.70          0.41          0.71           0.71          1.67
-------------------------------------------------------------------------------------------------------------------
10-year                  10.79         10.14          9.97          9.97         10.33          10.33         10.90
-------------------------------------------------------------------------------------------------------------------


Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% sales charge for class A shares, the appropriate class B contingent deferred sales charge for the holding period after purchase as follows: first year - 5%, second year - 4%, third year - 3%, fourth year - 3%, fifth year - 2%, sixth year - 1%, thereafter - 0% and the class C contingent deferred sales charge of 1% for the first year only. Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. Performance for different share classes vary based on differences in sales charges and fees associated with each class.

Class C and Z share performance information includes returns for the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of the newer class shares would have been different.

sidebar:


TOP 10 HOLDINGS as of 4/30/03 (%)

Golden West Financial                 2.5
XTO Energy                            2.5
Dean Foods                            2.4
International Flavors & Fragrances    1.7
Federated Department Stores           1.6
First Health Group                    1.6
Avon Products                         1.6
TJX Companies                         1.6
Affiliated Computer Services,
  Class A                             1.5
Brinker International                 1.4

Portfolio holdings are calculated as a percentage of net assets. Since the fund is actively managed, there is no guarantee the fund will continue to maintain the same portfolio holdings in the future.

BOUGHT
--------------------------------------------------------------------------------
VARIAN (0.6% of net assets)

We bought Varian, a manufacturer of scientific instruments and vacuum technologies for customers in a wide range of industries. The company has excellent management, generates strong free cash flow, enjoys high returns on capital, and has the potential for long-term double-digit earnings growth. At the time of purchase, the stock was attractively valued, given these favorable characteristics.

SOLD
--------------------------------------------------------------------------------
PATTERSON DENTAL

We sold the fund's position in Patterson Dental, a manufacturer of dental supplies, due to the shares' full valuation. Selling this defensive name was also consistent with our overall portfolio strategy to favor more aggressive value stocks.



PORTFOLIO MANAGERS' REPORT

For the six months that ended April 30, 2003, Liberty Select Value Fund class A shares returned 2.87% without sales charge. During the period, the fund continued to focus on stable, less risky stocks. This strategy, which had helped the fund outperform in previous periods, restrained performance during a period when more aggressive value stocks benefited from improving market conditions. As a result, the fund did not perform as well as its benchmark, the S&P(R) MidCap 400 Index, which returned 3.98% for the same period. The fund also did not perform as well as its peer group, the Morningstar(R) Mid-Cap Blend Funds Category and its targeted peer group, the Morningstar(R) Mid-Cap Value Fund category, which returned 6.24%.1 and 4.80% respectively.

REVERSAL OF EARLIER TRENDS
The six-month period was characterized by uncertainty related to the war in Iraq, followed by a strong rally in the equity markets once the war began and it became clear that US military involvement would most likely be brief. Due to higher energy prices and declining consumer confidence, economically sensitive stocks generally had lackluster performance. Higher risk, more volatile stocks, such as those in the technology sector, rose sharply during the period. The fund's relatively light exposure to these issues limited our gains.

A GRADUAL CHANGE IN STRATEGY
During the period, we pared back our investments in a number of more expensive defensive stocks, including Biomet, Ecolab and Zebra Technologies (1.4%, 0.5% and 1.1% of net assets, respectively), to create a more aggressively positioned portfolio.2 We gradually added to more cyclical areas, such as papers and chemicals, which we expect to benefit from an economic recovery. We continued to favor the financial and consumer discretionary sectors and increased our exposure to both during the period.

----------------
1 (C)2003 by Morningstar Inc. All rights reserved. This information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.

2    Holdings are disclosed as of April 30, 2003 and are subject to change.

We also continued to reduce the number of stocks in the fund, in keeping with our objective of a more concentrated portfolio of about 100 securities (During the period there was a net reduction of 6 holdings.) In addition, we increased our equity ratio to 93.6% of net assets and lowered our cash, cash equivalents and other net assets position to 6.4%.

STRONG RETURNS FROM LARGEST HOLDINGS
Positive contributions to fund performance came from a variety of industries represented by our top ten holdings, including Dean Foods, a leading dairy processor, Golden West Financial, a well-managed savings and loan company, and XTO Energy, a domestic natural gas producer (2.4%, 2.5% and 2.5% of net assets, respectively). Mediacom Communications (0.7% of net assets), a cable television company, was among the strongest performers in the fund.

Individual issues that hurt performance included HCA, the nation's largest for-profit hospital company, Telephone and Data Systems and Pepsi Bottling Group (0.8%, 1.3% and 0.9% of net assets respectively). HCA declined because of lower than expected admissions growth and a potential regulatory change that could have a negative impact on earnings. Telephone and Data Systems was weak due to difficult industry conditions as well as expansion into new markets, which will dampen near-term earnings growth. Pepsi Bottling Group performed poorly primarily because cold weather and what appears to be a temporary lull in new product introductions hurt first quarter sales volumes and earnings.

LOOKING FORWARD
We continue to focus on identifying individual companies with business prospects that we believe have the potential to make them sound investments under a variety of market conditions. The fund remains broadly diversified by sector and by industry. As the uncertainties that have characterized the markets in the past year continue to diminish, we believe an improved environment should benefit many of the mid-capitalization value stocks we own.


/s/ Daniel K. Cantor         /s/ Jeffrey Kinzel
Daniel K. Cantor             Jeffrey Kinzel


Daniel K. Cantor and Jeffrey Kinzel, CFA senior vice presidents of Columbia Management Advisors, Inc., are the fund's co-portfolio managers. Dan Cantor has been affiliated with the advisor or its predecessors since 1985. Jeff Kinzel has been affiliated with the advisor or its predecessors since 1991.

Investing in medium-sized companies involves certain risks, including price fluctuations caused by economic and business developments.

TOP 5 SECTORS as of 4/30/03 (%)

Financials                 20.3
Consumer discretionary     18.4
Industrials                10.6
Information technology     10.3
Materials                  10.1

Sector breakdowns are calculated as a percentage of net assets. Since the fund is actively managed, there is no guarantee the fund will continue to maintain the portfolio holdings and sector breakdowns in the future.

INVESTMENT PORTFOLIO

April 30, 2003 (Unaudited)

COMMON STOCKS - 93.6%                       SHARES          VALUE
-----------------------------------------------------------------
CONSUMER DISCRETIONARY - 18.4%
Auto Components - 4.3%
Gentex Corp. (a)                           482,100   $ 14,559,420
Johnson Controls, Inc.                     133,100     10,946,144
Lear Corp. (a)                             355,900     14,143,466
Superior Industries
   International, Inc.                     367,600     14,542,256
                                                    -------------
                                                       54,191,286
                                                    -------------

HOTELS, RESTAURANTS & Leisure - 4.5%
Brinker International, Inc. (a)            573,750     18,216,562
Darden Restaurants, Inc.                   329,800      5,774,798
Harrah's Entertainment, Inc. (a)           252,500      9,945,975
International Game
   Technology (a)                          163,600     14,118,680
Six Flags, Inc. (a)                      1,437,000      8,449,560
                                                    -------------
                                                       56,505,575
                                                    -------------

HOUSEHOLD DURABLES - 1.3%
Newell Rubbermaid, Inc.                    558,100     17,010,888
                                                    -------------

LEISURE EQUIPMENT & Products - 0.8%
Mattel, Inc.                               464,400     10,096,056
                                                    -------------

MEDIA - 2.6%
Knight-Ridder, Inc.                        136,100      8,785,255
Mediacom Communications
   Corp. (a)                               867,000      8,661,330
New York Times Co., Class A                320,200     14,850,876
                                                    -------------
                                                       32,297,461
                                                    -------------

MULTI-LINE RETAIL - 1.6%
Federated Department Stores, Inc.          660,400     20,221,448
                                                    -------------

SPECIALTY RETAIL - 2.9%
Borders Group, Inc. (a)                    543,900      8,702,400
Ross Stores, Inc.                          218,000      8,262,200
TJX Companies, Inc.                      1,025,000     19,731,250
                                                    -------------
                                                       36,695,850
                                                    -------------

TEXTILES & APPAREL - 0.4%
Wolverine World Wide, Inc.                 307,400      5,668,456
                                                    -------------
-----------------------------------------------------------------
CONSUMER STAPLES - 5.3%
BEVERAGES - 0.9%
Pepsi Bottling Group, Inc.                 542,400     11,140,896
                                                    -------------

FOOD PRODUCTS - 2.8%
Dean Foods Co. (a)                         690,600     30,061,818
Hormel Foods Corp.                         249,200      5,734,092
                                                    -------------
                                                       35,795,910
                                                    -------------

PERSONAL PRODUCTS - 1.6%
Avon Products, Inc.                        342,400     19,917,408
                                                    -------------
-----------------------------------------------------------------



                                            SHARES          VALUE
-----------------------------------------------------------------
ENERGY - 7.0%
ENERGY EQUIPMENT & Services - 2.7%
BJ Services Co. (a)                        264,600    $ 9,660,546
Diamond Offshore Drilling, Inc.            215,900      4,024,376
Noble Corp. (a)                            267,300      8,272,935
Transocean, Inc. (a)                       283,000      5,391,150
Weatherford International Ltd. (a)         165,400      6,654,042
                                                    -------------
                                                       34,003,049
                                                    -------------

OIL & GAS - 4.3%
Amerada Hess Corp.                         318,800     14,393,820
EL Paso Corp.                              282,000      2,115,000
Occidental Petroleum Corp.                 204,800      6,113,280
XTO Energy, Inc.                         1,599,073     31,181,924
                                                    -------------
                                                       53,804,024
                                                    -------------
-----------------------------------------------------------------
FINANCIALS - 20.3%
BANKS - 10.2%
Banknorth Group, Inc.                      515,500     12,310,140
Charter One Financial, Inc.                458,860     13,329,883
City National Corp.                        288,300     11,869,311
Cullen/Frost Bankers, Inc.                 185,200      6,072,708
Golden West Financial Corp.                421,400     31,781,988
Greenpoint Financial Corp.                 300,300     14,342,328
North Fork Bancorporation, Inc.            477,400     15,448,664
Sovereign Bancorp, Inc.                  1,054,200     16,287,390
Webster Financial Corp.                    198,200      7,440,428
                                                    -------------
                                                      128,882,840
                                                    -------------

DIVERSIFIED FINANCIALS - 4.1%
Bear Stearns Companies, Inc.               165,800     11,082,072
Citigroup, Inc.                            344,141     13,507,534
Janus Capital Group, Inc.                1,144,800     15,912,720
Lehman Brothers Holdings, Inc.             167,400     10,541,178
                                                    -------------
                                                       51,043,504
                                                    -------------

INSURANCE - 6.0%
AMBAC Financial Group, Inc.                285,350     16,650,172
Cincinnati Financial Corp.                 157,100      5,789,135
Loews Corp.                                174,100      7,185,107
Nationwide Financial
   Services, Inc., Class A                 214,900      6,049,435
Radian Group, Inc.                         386,500     15,344,050
St. Paul Companies, Inc.                   225,900      7,757,406
The PMI Group, Inc.                        541,300     16,682,866
                                                    -------------
                                                       75,458,171
                                                    -------------
-----------------------------------------------------------------

HEALTH CARE - 5.3%
HEALTH CARE EQUIPMENT & SUPPLIES - 1.4%
Biomet, Inc.                               571,600     17,410,936
                                                    -------------


See notes to investment portfolio.

April 30, 2003 (Unaudited)

COMMON STOCKS (CONTINUED)                   SHARES          VALUE
-----------------------------------------------------------------
HEALTH CARE (CONTINUED)
HEALTH CARE PROVIDERS & SERVICES - 3.9%
Anthem, Inc. (a)                           116,800    $ 8,017,152
First Health Group Corp. (a)               798,800     20,009,940
HCA, Inc.                                  299,100      9,601,110
WellPoint Health
   Networks, Inc. (a)                      154,600     11,740,324
                                                    -------------
                                                       49,368,526
                                                    -------------
-----------------------------------------------------------------

INDUSTRIALS - 10.6%
AEROSPACE & DEFENSE - 0.9%
Alliant Techsystems, Inc. (a)              120,000      6,446,400
Northrop Grumman Corp.                      60,200      5,294,590
                                                    -------------
                                                       11,740,990
                                                    -------------

AIR FREIGHT & COURIERS - 0.6%
CNF, Inc.                                  260,700      7,909,638
                                                    -------------

AIRLINES - 0.3%
AMR Corp. (a)                              748,400      3,360,316
                                                    -------------

COMMERCIAL SERVICES & SUPPLIES - 3.5%
Cendant Corp. (a)                        1,182,800     16,890,384
DST Systems, Inc. (a)                      162,000      4,973,400
Manpower, Inc.                             299,600      9,850,848
Spherion Corp. (a)                         514,700      2,238,945
The Brink's Co.                            788,100     10,048,275
                                                    -------------
                                                       44,001,852
                                                    -------------

INDUSTRIAL CONGLOMERATES - 1.3%
Carlisle Companies, Inc.                   358,900     16,279,704
                                                    -------------

MACHINERY - 4.0%
Dover Corp.                                237,800      6,834,372
Ingersoll-Rand Co.                         290,500     12,805,240
Mueller Industries, Inc. (a)               223,500      5,710,425
Navistar International Corp. (a)           612,100     17,077,590
Parker Hannifin Corp.                      191,400      7,786,152
                                                    -------------
                                                       50,213,779
                                                    -------------
-----------------------------------------------------------------

INFORMATION TECHNOLOGY - 10.3%
COMMUNICATIONS EQUIPMENT - 0.8%
Andrew Corp. (a)                         1,267,900      9,724,793
                                                    -------------

COMPUTER STORAGE & PERIPHERALS - 0.0%
Seagate Technology, Inc.,
   Escrow Shares (a)(b)                    105,800          1,058
                                                    -------------

ELECTRONIC EQUIPMENT & INSTRUMENTS - 5.2%
Amphenol Corp., Class A (a)                350,800     15,536,932
Arrow Electronics, Inc. (a)                450,800      7,609,504
AVX Corp.                                  609,900      6,483,237
Littlefuse, Inc. (a)                       533,700     10,439,172
Millipore Corp. (a)                        386,800     13,209,220




                                            SHARES          VALUE
-----------------------------------------------------------------
Varian, Inc. (a)                           252,300    $ 7,975,203
Vishay Intertechnology, Inc. (a)           358,100      4,476,250
                                                    -------------
                                                       65,729,518
                                                    -------------

INFORMATION TECHNOLOGY CONSULTING & SERVICES - 1.5%
Affiliated Computer
   Services, Inc., Class A (a)             392,100     18,703,170
                                                    -------------

OFFICE ELECTRONICS - 1.1%
Zebra Technologies Corp.,
   Class A (a)                             199,300     13,287,331
                                                    -------------

SOFTWARE - 1.7%
Reynolds & Reynolds Co.                    525,400     15,136,774
Symantec Corp. (a)                         153,200      6,733,140
                                                    -------------
                                                       21,869,914
                                                    -------------
-----------------------------------------------------------------

MATERIALS - 10.1%
CHEMICALS - 7.5%
Air Products & Chemicals, Inc.             292,500     12,597,975
Eastman Chemical Co.                       315,000      9,616,950
Ecolab, Inc.                               133,300      6,810,297
Engelhard Corp.                            343,400      8,430,470
International Flavors &
   Fragrances, Inc.                        655,600     20,834,968
Lubrizol Corp.                             310,400      9,811,744
OM Group, Inc. (a)                         288,800      3,367,408
PPG Industries, Inc.                       190,600      9,246,006
Praxair, Inc.                              236,600     13,741,728
                                                    -------------
                                                       94,457,546
                                                    -------------

CONTAINERS & PACKAGING - 0.5%
Packaging Corporation. of
   America (a)                             353,000      6,639,930
                                                    -------------

PAPER & FOREST PRODUCTS - 2.1%
Boise Cascade Corp.                        181,200      4,162,164
Georgia-Pacific Corp.                      610,200      9,421,488
MeadWestvaco Corp.                         561,086     13,236,019
                                                    -------------
                                                       26,819,671
                                                    -------------
-----------------------------------------------------------------

TELECOMMUNICATION SERVICES - 1.3%
WIRELESS TELECOMMUNICATION SERVICES - 1.3%
Telephone & Data Systems, Inc.             373,300     16,085,497
                                                    -------------
-----------------------------------------------------------------

UTILITIES - 5.0%
ELECTRIC UTILITIES - 4.4%
Allete, Inc.                               304,300      7,230,168
Entergy Corp.                              226,600     10,561,827
Exelon Corp.                               287,950     15,272,868
PPL Corp.                                  194,300      7,033,660
Progress Energy, Inc.                      379,100     15,838,798
                                                    -------------
                                                       55,937,321
                                                    -------------


See notes to investment portfolio.

April 30, 2003 (Unaudited)

COMMON STOCKS (CONTINUED)                   SHARES          VALUE
-----------------------------------------------------------------
UTILITIES (CONTINUED)
MULTI-UTILITIES - 0.6%
Energy East Corp.                          416,500 $    7,588,630
                                                    -------------

TOTAL COMMON STOCKS
   (cost of $1,030,887,190)                         1,179,862,942
                                                    -------------

SHORT-TERM OBLIGATION - 7.0%                   PAR
-----------------------------------------------------------------
Repurchase agreement with
   State Street Bank & Trust
   Co., dated 04/30/03, due
   05/01/03 at 1.230%,
   collateralized by U.S.
   Treasury Bonds with
   various maturities to
   08/15/14, market value
   $89,340,956 (repurchase
   proceeds $87,586,992)
   (cost of $87,584,000)               $87,584,000     87,584,000
                                                    -------------

TOTAL INVESTMENTS - 100.6%
   (cost of $1,118,471,190)(c)                      1,267,446,942
                                                    -------------

OTHER ASSETS & LIABILITIES, NET - (0.6)%               (7,357,620)
-----------------------------------------------------------------
NET ASSETS - 100.0%                                $1,260,089,322
                                                    =============

NOTES TO INVESTMENT PORTFOLIO:
(a)  Non-income producing.
(b) The value of this security represents fair value as determined in good faith under the direction of the Board of Trustees.
(c)  Cost for federal income tax purposes is the same.



See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2003 (Unaudited)

ASSETS:
Investments, at cost                               $1,118,471,190
                                                  ---------------
Investments, at value                              $1,267,446,942
Cash                                                          864
Receivable for:
   Investments sold                                       791,713
   Fund shares sold                                     2,227,784
   Interest                                                 2,992
   Dividends                                              824,454
Deferred Trustees' compensation plan                       14,759
Other assets                                               21,609
                                                  ---------------
     Total Assets                                   1,271,331,117
                                                  ---------------
LIABILITIES:
Payable for:
   Investments purchased                                9,095,064
   Fund shares repurchased                              1,327,980
   Management fee                                         690,884
   Transfer agent fee                                      66,320
   Pricing and bookkeeping fees                            46,788
Deferred Trustees' fee                                     14,759
                                                  ---------------
     Total Liabilities                                 11,241,795
                                                  ---------------
NET ASSETS                                         $1,260,089,322
                                                  ===============
COMPOSITION OF NET ASSETS:
Paid-in capital                                    $1,125,867,586
Overdistributed net investment income                    (746,607)
Accumulated net realized loss                         (14,007,409)
Net unrealized appreciation on investments            148,975,752
                                                  ---------------
NET ASSETS                                         $1,260,089,322
                                                  ===============
CLASS A:
Net assets                                         $  463,265,324
Shares outstanding                                     24,414,376
                                                  ---------------
Net asset value per share                          $        18.98(a)
                                                  ===============
Maximum offering price per share
   ($18.98/0.9425)                                 $        20.14(b)
                                                  ===============
CLASS B:
Net assets                                         $  271,814,662
Shares outstanding                                     15,501,129
                                                  ---------------
Net asset value and offering price per share       $        17.54(a)
                                                  ===============
CLASS C:
Net assets                                         $   44,745,389
Shares outstanding                                      2,475,431
                                                  ---------------
Net asset value and offering price per share       $        18.08(a)
                                                  ===============
CLASS Z:
Net assets                                         $  480,263,947
Shares outstanding                                     25,097,530
                                                  ---------------
Net asset value, offering and redemption
   price per share                                 $        19.14
                                                  ===============

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b)  On sales of $50,000 or more the offering price is reduced.



STATEMENT OF OPERATIONS

For the Six Months Ended April 30, 2003
(Unaudited)

INVESTMENT INCOME:
Dividends                                             $ 6,736,511
Interest                                                  496,347
                                                  ---------------
   Total Investment Income                              7,232,858
                                                  ---------------

EXPENSES:
Management fee                                          4,113,913
Distribution fee:
   Class B                                                994,652
   Class C                                                157,448
Service fee:
   Class A                                                520,765
   Class B                                                314,978
   Class C                                                 49,708
Pricing and bookkeeping fees                              225,979
Transfer agent fee                                      1,433,421
Trustees' fee                                              18,179
Custody fee                                                17,763
Other expenses                                            107,194
                                                  ---------------
   Total Expenses                                       7,954,000
Custody earnings credit                                      (386)
                                                  ---------------
   Net Expenses                                         7,953,614
                                                  ---------------
Net Investment Loss                                      (720,756)
                                                  ---------------

NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments                      (10,246,950)
Net change in unrealized
   appreciation/depreciation
   on investments                                      44,226,199
                                                  ---------------
Net Gain                                               33,979,249
                                                  ---------------
Net Increase in Net Assets
   from Operations                                   $ 33,258,493
                                                  ---------------


See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                      (UNAUDITED)
                                       SIX MONTHS       YEAR
                                          ENDED        ENDED
INCREASE (DECREASE)                     APRIL 30,    OCTOBER 31,
IN NET ASSETS:                             2003         2002
-----------------------------------------------------------------
OPERATIONS:
Net investment loss                     $ (720,756)  $ (1,435,210)
Net realized loss on
   investments                         (10,246,950)    (3,715,373)
Net change in unrealized
   appreciation/depreciation
   on investments                       44,226,199    (57,976,948)
                                     -------------  -------------
Net Increase (Decrease)
   from Operations                      33,258,493    (63,127,531)
                                     -------------  -------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
   Class A                                      --       (242,251)
   Class Z                                      --     (1,417,738)
From net realized gains:
   Class A                                      --     (1,111,322)
   Class B                                      --       (738,943)
   Class C                                      --        (94,180)
   Class Z                                      --     (1,093,946)
                                     -------------  -------------
Total Distributions Declared
   to Shareholders                              --     (4,698,380)
                                     -------------  -------------

SHARE TRANSACTIONS:
Class A:
   Subscriptions                        68,875,852    128,522,112
   Distributions reinvested                     --      1,221,837
   Redemptions                         (56,667,934)   (94,517,830)
                                     -------------  -------------
     Net Increase                       12,207,918     35,226,119
                                     -------------  -------------
Class B:
   Subscriptions                        29,008,451     94,026,494
   Distributions reinvested                     --        686,528
   Redemptions                         (30,252,313)   (76,765,344)
                                     -------------  -------------
     Net Increase (Decrease)            (1,243,862)    17,947,678
                                     -------------  -------------
Class C:
   Subscriptions                         7,017,452     23,047,667
   Distributions reinvested                     --         89,512
   Redemptions                          (4,635,339)   (13,328,896)
                                     -------------  -------------
     Net Increase                        2,382,113      9,808,283
                                     -------------  -------------
Class Z (formerly Class S)(a):
   Subscriptions                        71,613,520    110,179,309
   Proceeds received in
     combination with
     original Class Z                           --     35,210,907
   Distributions reinvested                     --      2,313,400
   Redemptions                         (29,145,451)  (123,772,843)
                                     -------------  -------------
     Net Increase                       42,468,069     23,930,773
                                     -------------  -------------
Class Z (through 7/29/02)(a):
   Subscriptions                                --     37,848,821
   Distributions reinvested                     --         78,012
   Redemptions                                  --    (14,013,102)
   Proceeds combined into
     former Class S                             --    (35,210,907)
                                     -------------  -------------
   Net Decrease                                 --    (11,297,176)
                                     -------------  -------------
Net Increase from
   Share Transactions                   55,814,238     75,615,677
                                     -------------  -------------
Total Increase in Net Assets            89,072,731      7,789,766



                                       (UNAUDITED)
                                       SIX MONTHS       YEAR
                                         ENDED         ENDED
INCREASE (DECREASE)                     APRIL 30,    OCTOBER 31,
IN NET ASSETS:                            2003          2002
-----------------------------------------------------------------
NET ASSETS:
Beginning of period                 $1,171,016,591 $1,163,226,825
                                     -------------  -------------
End of period (including
   overdistributed net
   investment income
   of $(746,607) and
   $(25,851), respectively)         $1,260,089,322 $1,171,016,591
                                     =============  =============

CHANGES IN SHARES:
Class A:
   Subscriptions                         3,755,600      6,158,222
   Issued for distributions
     reinvested                                 --         58,886
   Redemptions                          (3,099,029)    (4,580,879)
                                     -------------  -------------
     Net Increase                          656,571      1,636,229
                                     -------------  -------------
Class B:
   Subscriptions                         1,691,492      4,806,890
   Issued for distributions
     reinvested                                 --         35,439
   Redemptions                          (1,782,680)    (4,031,581)
                                     -------------  -------------
     Net Increase (Decrease)               (91,188)       810,748
                                     -------------  -------------
Class C:
   Subscriptions                           399,222      1,137,120
   Issued for distributions
     reinvested                                 --          4,478
   Redemptions                            (264,081)      (672,268)
                                     -------------  -------------
     Net Increase                          135,141        469,330
                                     -------------  -------------
Class Z (formerly Class S)(a):
   Subscriptions                         3,845,630      5,294,159
   Issued for combination
     with original Class Z                      --      1,863,011
   Issued for distributions
     reinvested                                 --        110,864
   Redemptions                          (1,566,181)    (5,829,077)
                                     -------------  -------------
     Net Increase                        2,279,449      1,438,957
                                     -------------  -------------
Class Z (through 7/29/02)(a):
   Subscriptions                                --      1,698,418
   Issued for distributions
     reinvested                                 --          3,738
   Redemptions                                  --       (656,283)
   Shares combined
     into former Class S                        --     (1,863,011)
                                     -------------  -------------
     Net Decrease                               --       (817,138)
                                     -------------  -------------

(a) On July 29, 2002, the Fund's existing Class Z shares were combined into the Fund's Class S shares, which were subsequently redesignated as Class Z shares.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

April 30, 2003 (Unaudited)

NOTE 1. ACCOUNTING POLICIES

ORGANIZATION:
Liberty Select Value Fund (the "Fund"), a series of Liberty Funds Trust III (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment goal is to seek long-term growth by investing primarily in middle-capitalization equities. The Fund may issue an unlimited number of shares. The Fund offers four classes of shares:
Class A, Class B, Class C and Class Z. On July 29, 2002, the Fund's existing Class Z shares were combined into the Fund's Class S shares, which were subsequently redesignated as Class Z shares. Class A shares are sold with a front-end sales charge. A 1.00% contingent deferred sales charge ("CDSC") is assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to a CDSC. Class B shares will convert to Class A shares in three, four or eight years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a CDSC on redemptions made within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS:
Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at the current quoted bid price. In certain countries, the Fund may hold foreign designated shares. If the foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Forward currency contracts are valued based on the weighted value of exchange-traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value under procedures approved by the Board of Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS:
All income, expenses (other than Class A, Class B and Class C service fees and Class B and Class C distribution fees), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class A, Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income (loss) per share data and ratios for the Fund for the period by the service and distribution fees per share applicable to Class A, Class B and Class C shares.

April 30, 2003 (Unaudited)

FEDERAL INCOME TAXES:
Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders are recorded on the ex-date.

FOREIGN CURRENCY TRANSACTIONS:
Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

FORWARD CURRENCY CONTRACTS:
The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily resulting in unrealized gains (losses) which become realized at the time the foreign currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER:
Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of non-reclaimable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEDERAL TAX INFORMATION
Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

The following capital loss carryforwards, determined as of October 31, 2002, are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

          YEAR OF                   CAPITAL LOSS
        EXPIRATION                  CARRYFORWARD
        ----------                  ------------
           2010                       $3,310,801

NOTE 3. FEES AND COMPENSATION
PAID TO AFFILIATES

MANAGEMENT FEE:
Columbia Management Advisors, Inc. ("Columbia"), an indirect, wholly-owned subsidiary of FleetBoston Financial Corporation, is the investment advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on the Fund's average daily net assets as follows:

      AVERAGE DAILY NET ASSETS   ANNUAL FEE RATE
      ------------------------   ---------------
       First $1 billion               0.70%
       Over $1 billion                0.65%

April 30, 2003 (Unaudited)

On April 1, 2003, Colonial Management Associates, Inc. ("Colonial"), the previous advisor to the Fund, merged into Columbia. At the time of the merger, Columbia assumed the obligations of Colonial with respect to the Fund. The merger did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund to Columbia.

PRICING AND BOOKKEEPING FEES:
Columbia is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Bank and Trust Company ("State Street"). Columbia pays fees to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. The Fund also pays out-of-pocket costs for pricing services. For the six months ended April 30, 2003, the net asset base fee rate was 0.036%.

TRANSFER AGENT FEE:
Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services for a monthly fee equal to 0.06% annually of the Fund's average daily net assets plus charges based on the number of shareholder accounts and transactions. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES:
Liberty Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the Fund's principal underwriter. For the six months ended April 30, 2003, the Fund has been advised that the Distributor retained net underwriting discounts of $13,816 on sales of the Fund's Class A shares and received CDSC of $22,269, $343,848 and $4,050 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan") for its Class A, Class B and Class C shares, which requires the payment of a monthly service fee to the Distributor. The fee is calculated by adding (1) 0.15% of the average daily net assets attributable to shares issued prior to April 1, 1989 and (2) 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares issued thereafter. This arrangement results in an annual rate of service fee payable by Class A, Class B and Class C shares that is a blend between the 0.15% and 0.25% rates. For the six months ended April 30, 2003, the Class A, Class B and Class C shares' annual service fee was 0.24%.

The Plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the Fund's average daily net assets attributable to Class B and Class C shares.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

OTHER:
The Fund pays no compensation to its officers, all of whom are employees of Columbia or its affiliates.

The Fund's Independent Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $386 of custody fees were reduced by balance credits for the six months ended April 30, 2003. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such arrangement.

NOTE 4. PORTFOLIO INFORMATION

INVESTMENT ACTIVITY:
For the six months ended April 30, 2003, purchases and sales of investments, other than short-term obligations, were $114,340,613 and $49,923,099, respectively.

Unrealized appreciation (depreciation) at April 30, 2003, based on cost of investments for both financial statements and federal income tax purposes, was:

     Gross unrealized appreciation      $ 287,945,472
     Gross unrealized depreciation       (138,969,720)
                                        -------------
     Net unrealized appreciation        $ 148,975,752
                                        =============

April 30, 2003 (Unaudited)

OTHER:
There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 5. LINE OF CREDIT

The Fund and other affiliated funds participate in a $350,000,000 credit facility which is used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to the Fund based on its borrowings. In addition, the Fund has agreed to pay commitment fees on its pro rata portion of the line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. Prior to April 26, 2003, the Fund participated in a separate credit agreement with similar terms to its existing agreement. No amounts were borrowed under this facility for the six months ended April 30, 2003.


FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period is as follows:

                                            (UNAUDITED)
                                            SIX MONTHS
                                               ENDED                           YEAR ENDED OCTOBER 31,
                                             APRIL 30,    ---------------------------------------------------------------
CLASS A SHARES                                  2003         2002          2001         2000         1999         1998
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
   BEGINNING OF PERIOD                       $  18.45     $  19.35      $  24.52     $  21.93     $  20.17     $  20.43
                                             --------     --------      --------     --------     --------     --------
INCOME FROM
   INVESTMENT OPERATIONS:
Net investment income (loss) (a)                   --(b)        --(b)       0.06         0.03        (0.03)       (0.05)
Net realized and unrealized gain (loss)
    on investments                               0.53        (0.84)        (1.46)        4.83         2.51         1.64
                                             --------     --------      --------     --------     --------     --------
   Total from Investment Operations              0.53        (0.84)        (1.40)        4.86         2.48         1.59
                                             --------     --------      --------     --------     --------     --------
LESS DISTRIBUTIONS DECLARED
   TO SHAREHOLDERS:
From net investment income                         --        (0.01)           --           --           --           --
From net realized gains                            --        (0.05)        (3.77)       (2.27)       (0.72)       (1.85)
                                             --------     --------      --------     --------     --------     --------
   Total Distributions Declared
     to Shareholders                               --        (0.06)        (3.77)       (2.27)       (0.72)       (1.85)
                                             --------     --------      --------     --------     --------     --------
NET ASSET VALUE,
   END OF PERIOD                             $  18.98     $  18.45      $  19.35     $  24.52     $  21.93     $  20.17
                                             ========     ========      ========     ========     ========     ========
Total return (c)                                2.87%(d)   (4.37)%       (6.49)%       24.15%       12.48%        7.95%
                                             ========     ========      ========     ========     ========     ========
RATIOS TO AVERAGE NET
   ASSETS/SUPPLEMENTAL DATA:
Expenses (e)                                    1.23%(f)     1.21%         1.22%        1.27%        1.32%        1.32%
Net investment income (loss) (e)              (0.02)%(f)        --(g)      0.29%        0.13%      (0.14)%      (0.23)%
Portfolio turnover rate                            4%(d)       28%           18%          58%          67%          32%
Net assets, end of period (000's)            $463,265     $438,390      $428,059     $425,993     $398,255     $373,092

(a) Per share data was calculated using average shares outstanding during the period.
(b)  Rounds less than $0.01 per share.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d)  Not annualized.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(f)  Annualized.
(g)  Rounds to less than 0.01%.



FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share outstanding throughout each period is as follows:

                                            (UNAUDITED)
                                            SIX MONTHS
                                               ENDED                           YEAR ENDED OCTOBER 31,
                                             APRIL 30,    ---------------------------------------------------------------
CLASS B SHARES                                 2003          2002          2001         2000         1999         1998
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
   BEGINNING OF PERIOD                       $  17.12     $  18.09      $  23.32     $  21.10     $  19.57     $  20.02
                                             --------     --------      --------     --------     --------     --------
INCOME FROM
   INVESTMENT OPERATIONS:
Net investment loss (a)                         (0.07)       (0.14)        (0.09)       (0.13)       (0.19)       (0.20)
Net realized and unrealized gain (loss)
   on investments                                0.49        (0.78)        (1.37)        4.62         2.44         1.60
                                             --------     --------      --------     --------     --------     --------
   Total from Investment Operations              0.42        (0.92)        (1.46)        4.49         2.25         1.40
                                             --------     --------      --------     --------     --------     --------
LESS DISTRIBUTIONS DECLARED
   TO SHAREHOLDERS:
From net realized gains                            --        (0.05)        (3.77)       (2.27)       (0.72)       (1.85)
                                             --------     --------      --------     --------     --------     --------
NET ASSET VALUE,
   END OF PERIOD                             $  17.54     $  17.12      $  18.09     $  23.32     $  21.10     $  19.57
                                             ========     ========      ========     ========     ========     ========
Total return (b)                                2.45%(c)   (5.12)%       (7.18)%       23.26%       11.66%        7.10%
                                             ========     ========      ========     ========     ========     ========
RATIOS TO AVERAGE NET
   ASSETS/SUPPLEMENTAL DATA:
Expenses (d)                                    1.98%(e)     1.96%         1.97%        2.02%        2.07%        2.07%
Net investment loss (d)                       (0.77)%(e)   (0.75)%       (0.46)%      (0.62)%      (0.89)%      (0.98)%
Portfolio turnover rate                            4%(c)       28%           18%          58%          67%          32%
Net assets, end of period (000's)            $271,815     $267,002      $267,359     $309,665     $313,791     $295,025

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(c)  Not annualized.
(d) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(e)  Annualized.



FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share outstanding throughout each period is as follows:

                                            (UNAUDITED)
                                            SIX MONTHS
                                               ENDED                           YEAR ENDED OCTOBER 31,
                                             APRIL 30,    ---------------------------------------------------------------
CLASS C SHARES                                 2003          2002          2001         2000         1999         1998
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
   BEGINNING OF PERIOD                       $  17.65     $  18.64      $  23.91     $  21.59     $  20.00     $  20.41
                                             --------     --------      --------     --------     --------     --------
INCOME FROM
   INVESTMENT OPERATIONS:
Net investment loss (a)                         (0.07)       (0.14)        (0.10)       (0.14)       (0.19)       (0.20)
Net realized and unrealized gain (loss)
   on investments                                0.50        (0.80)        (1.40)        4.73         2.50         1.64
                                             --------     --------      --------     --------     --------     --------
   Total from Investment Operations              0.43        (0.94)        (1.50)        4.59         2.31         1.44
                                             --------     --------      --------     --------     --------     --------
LESS DISTRIBUTIONS DECLARED
   TO SHAREHOLDERS:
From net realized gains                            --        (0.05)        (3.77)       (2.27)       (0.72)       (1.85)
                                             --------     --------      --------     --------     --------     --------
NET ASSET VALUE,
   END OF PERIOD                             $  18.08     $  17.65      $  18.64     $  23.91     $  21.59     $  20.00
                                             ========     ========      ========     ========     ========     ========
Total return (b)                                2.44%(c)   (5.07)%       (7.17)%       23.20%       11.71%        7.17%
                                             ========     ========      ========     ========     ========     ========
RATIOS TO AVERAGE NET
   ASSETS/SUPPLEMENTAL DATA:
Expenses (d)                                    1.98%(e)     1.96%         1.97%        2.02%        2.07%        2.07%
Net investment loss (d)                       (0.77)%(e)   (0.75)%       (0.46)%      (0.62)%      (0.89)%      (0.98)%
Portfolio turnover rate                            4%(c)       28%           18%          58%          67%          32%
Net assets, end of period (000's)            $ 44,745    $ 41,309       $ 34,875     $ 26,909     $ 21,533     $ 12,519

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(c)  Not annualized.
(d) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(e)  Annualized.




FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share outstanding throughout each period is as follows:

                                                           (UNAUDITED)
                                                           SIX MONTHS                          PERIOD
                                                              ENDED         YEAR ENDED          ENDED
                                                            APRIL 30,       OCTOBER 31,      OCTOBER 31,
CLASS Z SHARES                                                2003           2002 (A)         2001 (B)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $  18.60         $  19.50         $  21.32
                                                            --------         --------         --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                       0.02             0.05             0.10
Net realized and unrealized gain (loss) on investments          0.52            (0.84)           (1.92)
                                                            --------         --------         --------
   Total from Investment Operations                             0.54            (0.79)           (1.82)
                                                            --------         --------         --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                        --            (0.06)              --
From net realized gains                                           --            (0.05)              --
                                                            --------         --------         --------
   Total Distributions Declared to Shareholders                   --            (0.11)              --
                                                            --------         --------         --------
NET ASSET VALUE, END OF PERIOD                              $  19.14         $  18.60         $  19.50
                                                            ========         ========         ========
Total return (d)                                               2.90%(e)       (4.09)%          (8.54)%(e)
                                                            ========         ========         ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (f)                                                   0.99%(g)         0.98%            0.95%(g)
Net investment income (f)                                      0.22%(g)         0.23%            0.48%(g)
Portfolio turnover rate                                           4%(e)           28%              18%
Net assets, end of period (000's)                           $480,264         $424,316         $416,998

(a)  On July 29, 2002, the Fund's existing Class Z shares were merged into the
     Fund's Class S shares, which were subsequently redesignated as Class Z shares.
(b) Class Z shares were initially offered on February 8, 2001. Per share data reflects activity from this date.
(c) Per share data was calculated using average shares outstanding during the period.
(d)  Total return at net asset value assuming all distribution reinvested.
(e)  Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g)  Annualized.


TRANSFER AGENT

IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Liberty Select Value Fund is:

Liberty Funds Services, Inc.
P.O. Box 8081
Boston, MA  02266-8081

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call Shareholder Services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty Select Value Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Liberty Funds Performance Update.



Semiannual Report:
Liberty Select Value Fund

LIBERTY SELECT VALUE FUND  SEMIANNUAL REPORT, APRIL 30, 2003


Logo: LibertyFunds

A Member of Columbia Management Group

(c) 2003 Liberty Funds Distributor, Inc.
A Member of Columbia Management Group
One Financial Center, Boston, MA 02111-2621


                                                                     PRSRT STD
                                                                    U.S. Postage
                                                                        PAID
                                                                   Holliston, MA
                                                                   Permit NO. 20


                                                 719-03/984-0503 (06/03) 03/1571

                                THE LIBERTY FUND

                                Semiannual Report
                                 April 30, 2003



[photo of man reading newspaper]



                      ELIMINATE CLUTTER IN TWO EASY STEPS.
                         POINT. CLICK. LIBERTY EDELIVERY

     For more information about receiving your shareholder reports electronically, call us at 800-345-6611. To sign up for eDelivery, visit us online at www.libertyfunds.com.

                                THE LIBERTY FUND

                                Semiannual Report
                                 April 30, 2003



[photo of man reading newspaper]



                      ELIMINATE CLUTTER IN TWO EASY STEPS.
                         POINT. CLICK. LIBERTY EDELIVERY

               To sign up for eDelivery, go to www.icsdelivery.com

 President's Message

[photo of Joseph R. Palombo]


Dear Shareholder:

After three years of declining equity values, the stock market rallied over the past six months. All major stock market indices registered gains for the period, buoyed by a surge in trading activity in the final weeks of March. An apparent victory in Iraq, and the tentative signs of economic stability encouraged investors to take on more risk. Attractive valuations and forecasts of improved corporate earnings also fed investor appetites for stocks.

In spite of this positive activity, we encourage investors to temper their expectations for the stock market in the near term. The economy has yet to stage a convincing recovery and the employment outlook remains uncertain. These factors, plus ongoing geopolitical tensions, repeated acts of terrorism abroad and threats at home could again translate into a choppy market.

That said, we believe in the long-term benefits of stock investing, especially as part of a comprehensive investment strategy and a balanced portfolio. The portfolio managers' report contains a more detailed analysis of the events of the period and factors that affected fund performance.

CONSOLIDATION--AND A NEW NAME
I am pleased to announce that, effective April 1, 2003, six of the asset management firms brought together when Columbia Management Group, Inc. was formed were consolidated and renamed Columbia Management Advisors, Inc. (Columbia Management). This consolidation does not affect the management or investment objectives of your fund and is the next step in our efforts to create a consistent identity and to streamline our organization. By consolidating these firms, we are able to create a more efficient organizational structure and strengthen certain key functions, such as research. Although the name of the asset manager familiar to you has changed, what hasn't changed is the commitment of our specialized investment teams to a multi-disciplined approach to investing, focused on our goal of offering shareholders the best products and services.

During these challenging times, we thank you for your investment in Liberty funds.

Sincerely,

/s/ Joseph R. Palombo

Joseph R. Palombo
President

MEET THE NEW PRESIDENT

Joseph R. Palombo, president and chairman of the Board of Trustees for Liberty Funds, is also chief operating officer and executive vice president of Columbia Management. Mr. Palombo has over 19 years of experience in the financial services industry. Prior to joining Columbia Management, he was chief operating officer and chief compliance officer for Putnam Mutual Funds. Prior to that, he was a partner at Coopers & Lybrand. Mr. Palombo received his degree in economics/accounting from the College of the Holy Cross, where he was a member of Phi Beta Kappa. He earned his master's degree in taxation from Bentley College and participated in the Executive Program at the Amos B. Tuck School at Dartmouth College.

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE



Economic and market conditions change frequently. There is no assurance that trends described herein will continue or commence.

 Performance Information

Value of a $10,000 investment
4/30/93 - 4/30/03

Performance of a $10,000 investment
4/30/93 - 4/30/03 ($)

            without sales with sales
               charge       charge
-----------------------------------------
 Class A       19,832       18,692
-----------------------------------------
 Class B       18,425       18,425
-----------------------------------------
 Class C       18,975       18,975
-----------------------------------------
 Class Z       21,072         n/a
-----------------------------------------


[mountain chart data]:

  Aggregate Bond Index
                                                                 Lehman Brothers
      Class A shares       Class A shares                              Aggregate
without sales charge    with sales charge      S&P500 Index           Bond Index

4/93        $10,000               $ 9,425             $10,000            $10,000
             10,325                 9,731              10,340             10,004
             10,613                10,003              10,467             10,161
             10,900                10,273              10,555             10,356
             11,145                10,504              10,699             10,537
             11,419                10,762              10,924             10,582
             11,196                10,553              10,660             10,656
             11,400                10,745              10,945             10,670
             11,477                10,817              10,976             10,863
             11,524                10,861              10,932             10,925
             12,071                11,377              11,347             11,116
             11,976                11,287              11,259             11,146
             12,047                11,355              11,493             11,187
             11,890                11,206              11,383             11,092
             12,156                11,457              11,521             11,152
             12,601                11,876              11,913             11,302
             12,393                11,680              11,590             11,106
             11,861                11,179              11,086             10,831
             11,995                11,306              11,228             10,745
             11,935                11,249              11,411             10,744
             11,692                11,020              11,131             10,720
             12,022                11,330              11,496             10,933
             12,365                11,654              11,966             10,947
             12,028                11,336              11,674             10,786
             12,134                11,436              11,936             10,776
             11,757                11,081              11,502             10,752
             11,902                11,218              11,672             10,826
             12,049                11,356              11,974             11,041
             12,518                11,799              12,440             11,304
             12,830                12,092              12,807             11,372
             13,206                12,447              13,183             11,532
             13,647                12,862              13,709             11,978
             13,991                13,187              14,027             12,065
             14,485                13,652              14,492             12,039
             14,599                13,760              14,528             12,185
             14,937                14,078              15,141             12,303
             14,771                13,921              15,086             12,463
             15,300                14,420              15,747             12,650
             15,307                14,427              16,051             12,827
             15,806                14,897              16,597             12,911
             16,020                15,098              16,751             12,687
             15,989                15,070              16,912             12,598
             16,293                15,356              17,161             12,527
             16,616                15,660              17,602             12,502
             16,446                15,500              17,669             12,670
             15,690                14,787              16,888             12,704
             16,104                15,178              17,244             12,682
             16,788                15,823              18,213             12,903
             17,149                16,163              18,716             13,190
             17,998                16,963              20,129             13,415
             17,872                16,844              19,730             13,290
             18,412                17,353              20,961             13,332
             18,469                17,407              21,127             13,365
             17,773                16,751              20,261             13,216
             18,469                17,407              21,468             13,415
             19,649                18,520              22,780             13,542
             20,545                19,364              23,794             13,703
             22,004                20,739              25,685             14,073
             21,441                20,208              24,247             13,954
             22,549                21,253              25,573             14,159
             21,751                20,500              24,719             14,364
             22,121                20,849              25,864             14,430
             22,528                21,233              26,309             14,576
             22,573                21,275              26,598             14,762
             23,853                22,481              28,516             14,751
             24,404                23,001              29,976             14,801
             24,653                23,235              30,281             14,878
             24,359                22,959              29,761             15,019
             24,769                23,344              30,969             15,147
             24,518                23,109              30,641             15,179
             22,111                20,839              26,213             15,426
             22,907                21,590              27,893             15,787
             23,729                22,365              30,158             15,703
             24,780                23,355              31,986             15,793
             25,489                24,023              33,828             15,840
             25,848                24,362              35,242             15,953
             24,936                23,502              34,146             15,674
             25,415                23,953              35,512             15,760
             25,969                24,476              36,886             15,810
             25,704                24,226              36,016             15,671
             26,565                25,038              38,007             15,621
             25,959                24,467              36,825             15,554
             25,692                24,215              36,641             15,546
             25,373                23,914              35,637             15,726
             26,322                24,809              37,893             15,784
             26,809                25,268              38,662             15,783
             27,705                26,112              40,936             15,707
             26,965                25,415              38,881             15,655
             27,019                25,465              38,146             15,845
             28,551                26,909              41,877             16,054
             28,248                26,624              40,616             16,007
             27,531                25,948              39,784             15,999
             28,236                26,612              40,762             16,332
             28,154                26,535              40,126             16,481
             29,592                27,891              42,618             16,720
             28,444                26,809              40,368             16,825
             28,473                26,835              40,198             16,936
             27,083                25,526              37,031             17,214
             27,400                25,824              37,212             17,534
             27,959                26,351              38,533             17,822
             26,189                24,683              35,023             17,977
             24,990                23,553              32,806             18,066
             26,084                24,584              35,352             17,991
             25,990                24,496              35,588             18,099
             25,567                24,097              34,724             18,167
             25,567                24,097              34,383             18,574
             24,623                23,207              32,234             18,788
             23,557                22,203              29,633             19,008
             23,809                22,440              30,199             19,405
             24,790                23,365              32,515             19,137
             24,793                23,367              32,802             19,015
             24,505                23,096              32,323             19,169
             24,218                22,826              31,699             19,355
             24,761                23,337              32,891             19,033
             24,184                22,793              30,897             19,403
             24,184                22,793              30,672             19,567
             23,127                21,797              28,488             19,736
             21,936                20,675              26,269             19,975
             22,065                20,797              26,440             20,312
             20,616                19,430              23,568             20,641
4/03         20,119                18,692              25,640             20,546


MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT WWW.LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES.

Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $100 million par amount outstanding and with at least one year to final maturity. Unlike the fund, an index is not an investment, does not incur fees or expenses, and is not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.


Average annual total return as of 4/30/03 (%)
Share class                        A                          B                           C                     Z
Inception                       4/30/82                    5/5/92                      8/1/97                7/31/95
-------------------------------------------------------------------------------------------------------------------
                       without         with        without         with        without          with         without
                        sales          sales         sales         sales         sales          sales         sales
                        charge        charge        charge        charge        charge         charge        charge
-------------------------------------------------------------------------------------------------------------------
6-month (cumulative)      2.73         -3.17          2.36         -2.64          2.21          -1.21          2.84
-------------------------------------------------------------------------------------------------------------------
1-year                   -8.16        -13.44         -8.86        -13.35         -8.88          -9.78         -8.01
-------------------------------------------------------------------------------------------------------------------
5-year                   -2.06         -3.22         -2.79         -3.07         -2.83          -2.83         -1.01
-------------------------------------------------------------------------------------------------------------------
10-year                   7.09          6.45          6.30          6.30          6.61           6.61          7.74
-------------------------------------------------------------------------------------------------------------------

Average annual total return as of 3/31/03 (%)
Share class                        A                          B                           C                     Z
-------------------------------------------------------------------------------------------------------------------
                       without         with        without         with        without          with         without
                        sales          sales         sales         sales         sales          sales         sales
                        charge        charge        charge        charge        charge         charge        charge
-------------------------------------------------------------------------------------------------------------------
6-month (cumulative)      2.51         -3.39          2.13         -2.87          2.13           1.13          2.63
-------------------------------------------------------------------------------------------------------------------
1-year                  -14.65        -19.55        -15.31        -19.48        -15.35         -16.18        -14.53
-------------------------------------------------------------------------------------------------------------------
5-year                   -2.84         -3.98         -3.56         -3.84         -3.60          -3.60         -1.80
-------------------------------------------------------------------------------------------------------------------
10-year                   6.35          5.72          5.58          5.58          5.87           5.87          6.98
-------------------------------------------------------------------------------------------------------------------


Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% sales charge for class A shares, the appropriate class B contingent deferred sales charge for the holding period after purchase as follows: first year - 5%, second year - 4%, third year - 3%, fourth year - 3%, fifth year - 2%, sixth year -1%, thereafter - 0% and the class C contingent deferred sales charge of 1% for the first year only. Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. Performance for different share classes vary based on differences in sales charges and fees associated with each class.

Class B, C and Z share performance information includes returns for the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of newer class shares would have been different.

 Portfolio Managers' Report

Top 5 equity holdings as of of 4/30/03 (%)

Citigroup                               2.9
Pfizer                                  2.1
Microsoft                               1.4
American International Group            1.2
Merck                                   1.2

Portfolio holdings are calculated as a percentage of net assets. Since the fund is actively managed, there is no guarantee the fund will continue to maintain the same portfolio holdings in the future.

Asset allocations as of 4/30/03 (%)

Common stocks                          62.1
Corporate bonds                        16.6
U.S. government bonds & agencies       10.7
Other                                  10.6

Asset allocations are calculated as a percentage of net assets. Since the fund is actively managed, there is no guarantee the fund will continue to maintain the same breakdown in the future.

Net asset value per share as of 4/30/03 ($)
         Class A                6.80
         Class B                6.79
         Class C                6.77
         Class Z                7.20

Distributions declared per share 11/1/02 - 4/30/03($)
         Class A                0.06
         Class B                0.04
         Class C                0.04
         Class Z                0.07


For the six-month period that ended April 30, 2003, The Liberty Fund's class A shares returned 2.73% without sales charge. The fund lagged the S&P 500 Index, which returned 4.47%, as well as the Lehman Brothers Aggregate Bond Index, which returned 4.31%. It also fell short of the Morningstar(R) Domestic Hybrid Funds average of 3.99%.1 Overweights and weak stock selection in the consumer staples and telecommunications groups hurt relative returns.

During the period, large-cap value stocks edged out their growth counterparts. Within the value universe, the best performers were companies with strong credit and earnings quality. In this environment, our investments in companies with earnings that lagged market expectations suffered disproportionately--especially those in the consumer staples, telecommunications and industrials groups.

A PERIOD OF UNCERTAINTY AND RELIEF
The past six months were characterized by economic and political uncertainty preceding the war in Iraq. Nevertheless, stocks rose modestly during the first three months of the period. As it became clear that military action in Iraq was inevitable, oil and energy prices began to increase. Business and consumer confidence stalled as companies and individuals delayed spending decisions. By early March, US and foreign stock markets had dropped back to levels of the previous October. But once the war began and hopes were raised that US military involvement would be brief, the equity market revived. As interest rates

------------
1 (C)2003 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.

declined modestly and reached record lows, bond prices also rallied with higher-yielding, lower-quality corporate bonds posting the strongest returns in the fixed-income sector.

CHANGE IN MANAGEMENT STYLE
On December 21, 2002, the fund implemented a new strategy. It remains broadly diversified, investing in large-cap growth and value stocks, international stocks and investment grade bonds, but it no longer invests in riskier high-yield bonds or foreign bonds. Going forward, asset allocation decisions will be made by the lead portfolio manager, but the various stock, bond and international segments will be managed by experts in each area.

Asset allocation changes during the period were minor. We scaled back on international exposure and increased US large-cap stock holdings. US stocks fared better than their foreign counterparts during the period, despite the weakness of the dollar, so our higher weighting there was a plus. We also favored corporate bonds over US Treasury issues because of their potential in an improving economy. This helped performance as investment grade corporate issues outperformed Treasuries. However, our lack of exposure to the high-yield sector was a drawback as lower-rated bonds outperformed higher quality bonds.

MOVING AHEAD WITH CAUTION
While the risks that badgered the markets over the past six months are not completely behind us, much of the uncertainty has cleared away. First quarter earnings reports of 2003 were surprisingly strong, the economy appears more robust and interest rate levels remain historically low. Wild cards for the period ahead include the budget and trade deficits, the risk of decreased international cooperation, fluctuations in the exchange rate of the US dollar and the timing of capital spending increases. Assuming that consumer spending remains intact and capital spending kicks in by mid-year, we believe the prospects are encouraging.

/s/ Harvey B. Hirschhorn

/s/ Alexander S. Macmillan

/s/ Scott L. Davis

/s/ Gregory M. Miller

/s/ Michael T. Kennedy

Harvey B. Hirschhorn, CFA, is the lead portfolio manager of the fund and an executive vice president of Columbia Management Advisors, Inc. (Columbia Management). He has been associated with the advisor and its predecessors since 1973. Mr. Hirschhorn is responsible for allocating the fund's assets among the various asset classes, while investment decisions for the portion of the fund allocated to each asset class are made by investment professionals with particular expertise in such asset class.

Alexander S. Macmillan, CFA, a senior vice president of Columbia Management, manages the portion of the fund's assets allocated to the large-cap growth stocks category. Scott L. Davis, is a vice president of Columbia Management. Mr. Davis co-manages the portion of the fund allocated to the large-cap value stocks category. Gregory M. Miller, a senior vice president of Columbia Management, co-manages the portion of the fund allocated to the large-cap value stocks category. Mr. Davis and Mr. Miller replaced Scott Schermerhorn who managed the fund's large-cap value category until April 29, 2003. A senior vice president of Columbia Management, Michael T. Kennedy, CFA, manages the portion of the fund's asset allocated to the investment grade bonds category. He has been associated with the advisor and its predecessors since 1987 and has managed various investment portfolios.

Investing in stocks and bonds involves certain risks, including price fluctuations caused by economic and business developments and changes in interest rates. There are also specific risks involved when investing in foreign stocks, such as currency exchange rate fluctuations, economic change, instability of emerging countries and political developments.

 Investment Portfolio

April 30, 2003 (Unaudited)


COMMON STOCKS - 62.1%              SHARES         VALUE
-------------------------------------------------------
CONSUMER DISCRETIONARY - 8.7%
AUTOMOBILES & COMPONENTS - 0.6%
  AUTO PARTS & EQUIPMENT - 0.5%
Delphi Corp.                      459,900   $ 3,863,160
                                          -------------
  AUTOMOBILE MANUFACTURERS - 0.1%
Honda Motor Co., Ltd.              38,100     1,263,814
                                          -------------
CONSUMER DURABLES & APPAREL - 1.9%
  CONSUMER ELECTRONICS - 0.2%
Koninklijke (Royal) Philips
   Electronics N.V.                65,199     1,215,227
                                          -------------
  HOTELS, RESORTS & CRUISE LINES - 0.3%
Carnival Corp.                     67,681     1,867,319
Carnival PLC                       25,668       641,321
                                          -------------
                                              2,508,640
                                          -------------
  HOUSEHOLD APPLIANCES - 0.2%
Matsushita Electric Industrial
   Co., Ltd., ADR                 253,000     2,008,820
                                          -------------
  RESTAURANTS - 1.2%
Compass Group PLC                 206,600       951,745
McDonald's Corp.                  380,200     6,501,420
Wendy's International, Inc.        39,600     1,149,984
Yum! Brands, Inc. (a)              48,700     1,202,890
                                          -------------
                                              9,806,039
                                          -------------
MEDIA - 2.6%
  ADVERTISING - 0.7%
Interpublic Group of
   Companies, Inc.                231,700     2,641,380
Omnicom Group, Inc.                41,500     2,568,850
WPP Group PLC                     105,225       749,412
                                          -------------
                                              5,959,642
                                          -------------
  BROADCASTING & CABLE - 0.9%
British Sky Broadcasting Group
   PLC (a)                         94,000       975,069
Clear Channel Communications, Inc. 69,600     2,722,056
Grupo Televisa S.A. (a)            16,000       485,440
Liberty Media Corp., Class A (a)  250,400     2,754,400
Societe Television Francaise       29,300       824,578
                                          -------------
                                              7,761,543
                                          -------------
  MOVIES & ENTERTAINMENT - 0.9%
AOL Time Warner, Inc. (a)         254,000     3,474,720
Viacom, Inc., Class B (a)          87,100     3,781,011
                                          -------------
                                              7,255,731
                                          -------------
  PUBLISHING & PRINTING - 0.1%
Dai Nippon Printing Co., Ltd.      37,000       359,809
                                          -------------
RETAILING - 3.6%
  APPAREL RETAIL - 0.1%
Gucci Group N.V.                   13,070     1,259,690
                                          -------------
  DEPARTMENT STORES - 0.5%
Kohl's Corp. (a)                   73,500     4,174,800
                                          -------------



                                   SHARES         VALUE
--------------------------------------------------------
  GENERAL MERCHANDISE STORES - 1.4%
Ito-Yokado Co., Ltd. (a)           13,000    $  306,223
Target Corp.                      104,950     3,509,528
Wal-Mart Stores, Inc.             134,400     7,569,408
                                          -------------
                                             11,385,159
                                          -------------
  HOME IMPROVEMENT RETAIL - 0.5%
Lowe's Companies, Inc.             96,900     4,252,941
                                          -------------
  INTERNET RETAIL - 0.2%
eBay, Inc. (a)                     15,400     1,428,658
                                          -------------
  SPECIALTY RETAIL - 0.9%
Office Depot, Inc. (a)            424,800     5,377,968
Staples, Inc. (a)                 117,700     2,241,008
                                          -------------
                                              7,618,976
                                          -------------

-------------------------------------------------------
CONSUMER STAPLES - 6.4%
FOOD & DRUG RETAILING - 1.0%
  DRUG RETAIL - 0.2%
Walgreen Co.                       51,300     1,583,118
                                          -------------
  FOOD DISTRIBUTORS - 0.2%
Sysco Corp.                        55,300     1,588,769
                                          -------------
  FOOD RETAIL - 0.6%
FamilyMart Co., Ltd.               33,000       630,459
Safeway, Inc. (a)                 258,000     4,287,960
                                          -------------
                                              4,918,419
                                          -------------
FOOD, BEVERAGES & TOBACCO - 3.9%
  AGRICULTURAL PRODUCTS - 0.2%
Archer-Daniels Midland Co.        123,900     1,372,812
                                          -------------
  BREWERS - 0.1%
Anheuser Busch Companies, Inc.     22,300     1,112,324
                                          -------------
  DISTILLERS & VINTNERS - 0.1%
Diageo PLC                         48,500       538,392
                                          -------------
  PACKAGED FOODS - 2.0%
ConAgra Foods, Inc.               266,900     5,604,900
Koninklijke Numico N.V. (a)        35,976       336,279
Kraft Foods, Inc.                  97,700     3,018,930
Nestle SA, Registered Shares       11,040     2,253,228
Sara Lee Corp.                    258,000     4,329,240
Wm. Wrigley, Jr. Co.               21,000     1,190,910
                                          -------------
                                             16,733,487
                                          -------------
  SOFT DRINKS - 1.2%
Coca-Cola Co.                     116,500     4,706,600
PepsiCo, Inc.                     119,700     5,180,616
                                          -------------
                                              9,887,216
                                          -------------
  TOBACCO - 0.3%
Altria Group, Inc.                 81,500     2,506,940
                                          -------------
HOUSEHOLD & PERSONAL PRODUCTS - 1.5%
  HOUSEHOLD PRODUCTS - 0.8%
Bed, Bath & Beyond, Inc. (a)       57,300     2,263,923
Newell Rubbermaid, Inc.            37,700     1,149,096
Procter & Gamble Co. (a)           38,000     3,414,300
                                          -------------
                                              6,827,319
                                          -------------




See notes to investment portfolio.

April 30, 2003 (Unaudited)



COMMON STOCKS (CONTINUED)          SHARES         VALUE
-------------------------------------------------------
CONSUMER STAPLES (CONTINUED)
HOUSEHOLD & PERSONAL PRODUCTS (CONTINUED)
  PERSONAL PRODUCTS - 0.7%

Alberto-Culver Co., Class B        43,100   $ 2,123,968
Gillette Co.                       98,900     3,011,505
Kaneka Corp.                       90,000       408,885
Shiseido Co., Ltd.                 31,000       283,498
                                          -------------
                                              5,827,856
                                          -------------

-------------------------------------------------------
ENERGY - 5.4%
INTEGRATED OIL & GAS - 2.9%
ConocoPhillips, Inc.              113,400     5,704,020
Exxon Mobil Corp.                 148,800     5,237,760
Marathon Oil Corp.                166,500     3,791,205
Royal Dutch Petroleum Co.          23,450       960,944
Royal Dutch Petroleum Co.,
   NY Shares                      102,400     4,186,113
Shell Transport & Trading
    Co., PLC                      282,920     1,695,911
Total Fina Elf SA, Class B         20,880     2,743,148
                                          -------------
                                             24,319,101
                                          -------------
OIL & GAS DRILLING - 0.7%
Nabors Industries Ltd. (a)         43,800     1,716,960
Noble Corp. (a)                    53,000     1,640,350
Patterson-UTI Energy, Inc. (a)     31,600     1,045,644
Rowan Companies, Inc.              20,400       418,200
Transocean, Inc. (a)               54,800     1,043,940
                                          -------------
                                              5,865,094
                                          -------------
OIL & GAS EQUIPMENT & SERVICES - 0.7%
Baker Hughes, Inc.                 79,800     2,234,400
Halliburton Co.                   171,300     3,667,533
                                          -------------
                                              5,901,933
                                          -------------
OIL & GAS EXPLORATION & PRODUCTION - 1.0%
Anadarko Petroleum Corp.           22,800     1,012,320
Apache Corp.                       18,100     1,036,225
BJ Services Co. (a)                40,700     1,485,957
BP PLC, ADR                       131,600     5,071,864
                                          -------------
                                              8,606,366
                                          -------------
OIL & GAS REFINING & MARKETING
  & TRANSPORTATION - 0.1%
El Paso Corp.                      62,300       467,250
                                          -------------

-------------------------------------------------------
FINANCIALS - 12.0%
BANKS - 1.6%
Allied Irish Banks PLC             22,500       347,170
Bank of New York Co., Inc.        101,700     2,689,965
Bankinter S.A.                      4,821       147,534
DBS Group Holdings Ltd.            68,000       333,474
Deutsche Bank AG                    7,900       409,321
Fifth Third Bancorp                37,700     1,858,233
ForeningsSparbanken AB             59,600       809,376
Lloyds TSB Group PLC              321,000     2,112,869
San Paolo IMI S.p.A.               89,500       739,517




                                   SHARES         VALUE
-------------------------------------------------------
UBS AG, Registered Shares          54,390   $ 2,583,500
UFJ Holdings, Inc. (a)                 69        55,626
UniCredito Italiano S.p.A         207,000       907,271
                                          -------------
                                             12,993,856
                                          -------------
DIVERSIFIED FINANCIALS - 6.8%
  CONSUMER FINANCE - 1.6%
First Data Corp.                  154,800     6,072,804
J.P. Morgan Chase & Co.           208,900     6,131,215
Promise Co., Ltd.                  12,000       393,013
Securitas AB                       35,000       411,075
                                          -------------
                                             13,008,107
                                          -------------
  DIVERSIFIED FINANCIAL SERVICES - 4.1%
Ambac Financial Group, Inc.        49,500     2,888,325
Citigroup, Inc.                   462,000    18,133,500
Fannie Mae                         49,800     3,605,022
Fortis                             51,700       869,399
Freddie Mac                        66,400     3,844,560
Goldman Sachs Group, Inc.          31,500     2,390,850
Nomura Holdings, Inc.              77,000       763,663
Paychex, Inc.                       7,900       246,006
SLM Corp.                          12,600     1,411,200
Swiss Reinsurance                   2,450       160,229
                                          -------------
                                             34,312,754
                                          -------------
  MULTI-SECTOR HOLDINGS - 1.1%
AMB Generali Holding AG            13,050       751,447
S&P 500 Depositary Receipts        90,000     8,271,900
                                          -------------
                                              9,023,347
                                          -------------
INSURANCE - 3.6%
  INSURANCE BROKERS - 0.1%
Marsh & McLennan Companies, Inc.   22,500     1,072,800
                                          -------------
  LIFE & HEALTH INSURANCE - 0.8%
Alleanza Assicurazioni            106,000       993,186
Anthem, Inc. (a)                   15,400     1,057,056
Lincoln National Corp.            114,800     3,669,008
WellPoint Health Networks, Inc. (a)17,500     1,328,950
                                          -------------
                                              7,048,200
                                          -------------
  MULTI-LINE INSURANCE - 1.2%
American International Group, Inc.168,300     9,752,985
                                          -------------
  PROPERTY & CASUALTY INSURANCE - 1.5%
Berkshire Hathaway, Inc., Class A (a) 129     9,006,141
MGIC Investment Corp.              41,500     1,886,590
St. Paul Companies, Inc.           43,100     1,480,054
                                          -------------
                                             12,372,785
                                          -------------

-------------------------------------------------------
HEALTH CARE - 10.0%
HEALTH CARE EQUIPMENT & SERVICES - 4.2%
  HEALTH CARE DISTRIBUTORS - 1.2%
Cardinal Health, Inc.              65,800     3,637,424
St. Jude Medical, Inc. (a)         44,500     2,334,470
UnitedHealth Group, Inc.           45,200     4,164,276
                                          -------------
                                             10,136,170
                                          -------------




See notes to investment portfolio.

April 30, 2003 (Unaudited)


COMMON STOCKS (CONTINUED)          SHARES         VALUE
-------------------------------------------------------
HEALTH CARE (CONTINUED)
HEALTH CARE EQUIPMENT & SERVICES (CONTINUED)
  HEALTH CARE EQUIPMENT - 0.7%
Boston Scientific Corp. (a)        29,200   $ 1,257,060
Medtronic, Inc.                    85,400     4,076,996
                                          -------------
                                              5,334,056
                                          -------------
  HEALTH CARE SUPPLIES - 1.5%
Abbott Laboratories                60,600     2,462,178
Becton, Dickinson & Co.            40,200     1,423,080
Essilor International SA           26,500     1,087,112
Hoya Corp.                         13,000       769,651
Johnson & Johnson                 124,100     6,994,276
                                          -------------
                                             12,736,297
                                          -------------
  MANAGED HEALTH CARE - 0.8%
Aetna, Inc.                       136,600     6,802,680
                                          -------------
PHARMACEUTICALS & BIOTECHNOLOGY - 5.8%
  BIOTECHNOLOGY - 0.8%
Amgen, Inc. (a)                   102,200     6,265,882
                                          -------------
  PHARMACEUTICALS - 5.0%
Aventis SA                         35,540     1,808,444
Bristol-Myers Squibb Co.          104,600     2,671,484
GlaxoSmithKline PLC                61,500     1,233,589
Merck & Co., Inc.                 165,350     9,620,063
Novartis AG (a)                    33,000     1,303,192
Novo Nordisk AS, Class B           21,000       761,935
Pfizer, Inc.                      554,100    17,038,575
Shire Pharmaceuticals Group
      PLC (a)                      82,420       529,976
Takeda Chemical Industries Ltd.    15,000       550,470
Teva Pharmaceuticals Industries
  Ltd., ADR                        63,400     2,960,780
Wyeth                              76,400     3,325,692
                                          -------------
                                             41,804,200
                                          -------------

-------------------------------------------------------
INDUSTRIALS - 5.4%
CAPITAL GOODS - 3.6%
  AEROSPACE & DEFENSE - 1.2%
General Dynamics Corp.             38,100     2,364,867
Honeywell International, Inc.     166,900     3,938,840
Lockheed Martin Corp.              19,100       955,955
Raytheon Co. (a)                   82,100     2,457,253
                                          -------------
                                              9,716,915
                                          -------------
  ELECTRICAL COMPONENTS & EQUIPMENT - 0.5%
Celestica, Inc. (a)               105,600     1,220,736
Microchip Technology, Inc.        113,790     2,365,694
Ushio, Inc.                        56,000       630,165
                                          -------------
                                              4,216,595
                                          -------------
  INDUSTRIAL CONGLOMERATES - 1.6%
General Electric Co.              285,800     8,416,810
Mitsubishi Corp.                   73,000       434,641
Siemens AG                         17,720       885,035
Textron, Inc.                     135,800     4,004,742
                                          -------------
                                             13,741,228
                                          -------------




                                   SHARES         VALUE
-------------------------------------------------------
  INDUSTRIAL MACHINERY - 0.3%
Dover Corp.                        63,600   $ 1,827,864
Sandvik AB                         17,500       445,331
                                          -------------
                                              2,273,195
                                          -------------
COMMERCIAL SERVICES & SUPPLIES - 1.2%
  DIVERSIFIED COMMERCIAL SERVICES - 0.6%
3M Co.                              9,200     1,159,568
Bellsystem24, Inc.                  2,600       334,061
Chubb PLC                         312,000       333,122
Secom Co., Ltd.                    23,000       536,950
Tyco International Ltd.           169,900     2,650,440
                                          -------------
                                              5,014,141
                                          -------------
  EMPLOYMENT SERVICES - 0.1%
Adecco SA                          13,000       498,985
                                          -------------
  ENVIRONMENTAL SERVICES - 0.5%
Waste Management, Inc.            193,000     4,191,960
                                          -------------
TRANSPORTATION - 0.6%
  AIR FREIGHT & COURIERS - 0.5%
Exel PLC                           41,000       393,489
FedEx Corp. (a)                    28,500     1,706,580
TPG N.V.                           39,850       622,897
United Parcel Service, Inc.,
    Class B                        26,900     1,671,028
                                          -------------
                                              4,393,994
                                          -------------
  AIRLINES - 0.1%
Ryanair Holdings PLC (a)           14,000       555,380
                                          -------------

-------------------------------------------------------
INFORMATION TECHNOLOGY - 7.5%
SOFTWARE & SERVICES - 2.9%
  APPLICATION SOFTWARE - 0.7%
Electronic Arts, Inc. (a)          22,600     1,339,502
Intuit, Inc. (a)                   13,100       508,018
Oracle Corp. (a)                   41,600       494,208
SAP AG                             10,135     1,040,273
SAP AG, ADR                        95,900     2,446,409
                                          -------------
                                              5,828,410
                                          -------------
  INFORMATION TECHNOLOGY CONSULTING
  & SERVICES - 0.5%
Electronic Data Systems Corp.     208,300     3,780,645
                                          -------------
  INTERNET SOFTWARE & SERVICES - 0.3%
BEA Systems, Inc. (a)             107,850     1,155,074
Symantec Corp. (a)                 38,500     1,692,075
                                          -------------
                                              2,847,149
                                          -------------
  SYSTEMS SOFTWARE - 1.4%
Microsoft Corp.                   447,200    11,434,904
                                          -------------
TECHNOLOGY HARDWARE & EQUIPMENT - 4.6%
  COMPUTER HARDWARE - 1.1%
Dell Computer Corp. (a)           196,950     5,693,825
IBM Corp.                          32,900     2,793,210
Legend Group Ltd.                 852,000       240,337
                                          -------------
                                              8,727,372
                                          -------------
  ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.1%
Samsung Electronics Co.,
    Ltd., GDR (b)                   8,000     1,000,000
                                          -------------




See notes to investment portfolio.

April 30, 2003 (Unaudited)


COMMON STOCKS (CONTINUED)          SHARES         VALUE
-------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
TECHNOLOGY HARDWARE & EQUIPMENT (CONTINUED)
  NETWORKING EQUIPMENT - 0.7%
Cisco Systems, Inc. (a)           367,700   $ 5,530,208
Datacraft Asia Ltd.               292,000       154,760
                                          -------------
                                              5,684,968
                                          -------------
  OFFICE ELECTRONICS - 1.2%
Canon, Inc.                        36,000     1,457,172
Lexmark International, Inc. (a)    57,000     4,247,070
Xerox Corp. (a)                   436,100     4,299,946
                                          -------------
                                             10,004,188
                                          -------------
  SEMICONDUCTOR EQUIPMENT - 0.6%
Analog Devices, Inc. (a)           21,700       718,704
Linear Technology Corp.            20,600       710,082
Marvell Technology Group Ltd. (a)  51,900     1,197,800
Maxim Integrated Products, Inc.    11,600       455,764
PMC-Sierra, Inc. (a)              214,300     1,767,975
                                          -------------
                                              4,850,325
                                          -------------
  SEMICONDUCTORS - 0.6%
Intel Corp.                       148,200     2,726,880
Taiwan Semiconductor Manufacturing
   Co., Ltd., ADR (a)              73,000       611,010
Texas Instruments, Inc.            97,750     1,807,398
                                          -------------
                                              5,145,288
                                          -------------
  TELECOMMUNICATIONS EQUIPMENT - 0.3%
Harris Corp.                       27,450       783,972
Nokia Oyj, ADR                     78,000     1,322,131
QUALCOMM, Inc.                     19,500       621,855
                                          -------------
                                              2,727,958
                                          -------------

-------------------------------------------------------
MATERIALS - 1.7%
CHEMICALS - 0.5%
  DIVERSIFIED CHEMICALS - 0.4%
Akzo Nobel N.V., ADR              129,400     2,879,150
Shin-Etsu Chemical Co., Ltd.       20,000       599,597
                                          -------------
                                              3,478,747
                                          -------------
  SPECIALTY CHEMICALS - 0.1%
DSM N.V.                           12,000       525,954
                                          -------------
METALS & MINING - 0.5%
  ALUMINUM - 0.0%
Pechiney SA                        10,940       316,198
                                          -------------
  DIVERSIFIED METALS & MINING - 0.0%
BHP Billiton Ltd.                  50,000       283,065
                                          -------------
  GOLD - 0.3%
Barrick Gold Corp.                161,900     2,420,405
                                          -------------
  STEEL - 0.2%
Nucor Corp.                        38,300     1,564,555
                                          -------------
PAPER & FOREST PRODUCTS - 0.7%
  PAPER PRODUCTS - 0.7%
Bowater, Inc.                      47,900     1,864,747




                                   SHARES         VALUE
-------------------------------------------------------
Georgia-Pacific Corp. (a)         203,200   $ 3,137,408
UPM-Kymmene Oyj                    51,400       752,862
                                          -------------
                                              5,755,017
                                          -------------

-------------------------------------------------------
TELECOMMUNICATION SERVICES - 3.3%
DIVERSIFIED TELECOMMUNICATION SERVICES - 3.3%
  INTEGRATED TELECOMMUNICATION SERVICES - 2.5%
BellSouth Corp.                   234,100     5,967,209
SBC Communications, Inc.          284,500     6,645,920
Telecom Italia S.p.A              118,400       969,044
Verizon Communications, Inc.      183,800     6,870,444
                                          -------------
                                             20,452,617
                                          -------------
  WIRELESS TELECOMMUNICATION SERVICES - 0.8%
AT&T Wireless Services, Inc. (a)  275,150     1,777,469
China Mobile Ltd.                 252,000       505,677
Mobile Telesystems                 13,500       648,000
NTT DoCoMo, Inc.                      400       826,335
Telefonica, SA                    114,402     1,267,615
Vodafone Group PLC                863,558     1,705,910
                                          -------------
                                              6,731,006
                                          -------------

-------------------------------------------------------
UTILITIES - 1.7%
ELECTRIC UTILITIES - 1.0%
American Electric Power Co., Inc.  97,100     2,561,498
Consolidated Edison, Inc.          56,000     2,176,720
National Grid Group PLC           188,800     1,241,199
PG&E Corp. (a)                    163,300     2,446,234
                                          -------------
                                              8,425,651
                                          -------------
MULTI-UTILITIES & UNREGULATED POWER - 0.7%
Duke Energy Corp.                 228,200     4,014,038
TXU Corp.                         103,000     2,051,760
                                          -------------
                                              6,065,798
                                          -------------
TOTAL COMMON STOCKS
   (cost of $524,096,064)                   515,495,777
                                          -------------

U.S. GOVERNMENT AGENCIES
  & OBLIGATIONS - 10.7%               PAR
-------------------------------------------------------
U.S. GOVERNMENT AGENCIES - 9.5%
Federal Home Loan Mortgage Corp.:
   6.000% 02/01/09-04/01/26    $6,111,543     6,403,582
   6.500% 07/01/14-01/01/30     2,019,220     2,116,446
   7.000% 11/01/29-01/01/30       311,840       329,087
   8.000% 07/01/20                153,686       168,011
                                          -------------
                                              9,017,126
                                          -------------
Federal National Mortgage Association:
   4.500% 04/25/13              2,700,000     2,799,617
   5.000% 12/25/15              2,700,000     2,824,489
   5.125% 02/13/04              1,250,000     1,288,316
   5.500% 12/01/18              8,905,044     9,269,992
   6.500% 05/01/07-02/01/32    32,997,894    34,801,811
   6.625% 09/15/09              7,000,000     8,225,693
   7.000% TBA                   8,000,000     8,452,496
   7.125% 02/15/05              1,050,000     1,153,174
                                          -------------
                                             68,815,588
                                          -------------





See notes to investment portfolio.

April 30, 2003 (Unaudited)


U.S. GOVERNMENT AGENCIES
& OBLIGATIONS (CONTINUED)             PAR         VALUE
-------------------------------------------------------
U.S. GOVERNMENT AGENCIES (CONTINUED)
Government National Mortgage Association,
   7.000% 08/15/23            $ 1,204,106   $ 1,286,286
                                          -------------
U.S. GOVERNMENT OBLIGATIONS - 1.2%
U.S. Treasury Bonds:
   5.375% 02/15/31              3,000,000     3,273,516
   6.250% 08/15/23              2,000,000     2,368,750
                                          -------------
                                              5,642,266
                                          -------------
U.S. Treasury Notes:
   3.875% 02/15/13              3,470,000     3,474,608
   4.375% 08/15/12                900,000       939,692
                                          -------------
                                              4,414,300
                                          -------------
TOTAL U.S. GOVERNMENT
  AGENCIES & OBLIGATIONS
   (cost of $76,057,558)                     89,175,566
                                          -------------

NON-AGENCY MORTGAGE-BACKED &
  ASSET-BACKED SECURITIES - 7.0%
-------------------------------------------------------
NON-AGENCY MORTGAGE-BACKED
  SECURITIES - 6.3%
Aames Mortgage Trust,
   7.870% 09/15/25                215,211       215,123
Countrywide Home Loans:
   6.500% 12/25/28              1,889,950     1,938,798
   6.850% 06/15/04              6,000,000     6,337,860
First Union Chase Commercial Mortgage,
   6.645% 06/15/31              2,250,000     2,567,705
First Union National Bank Commercial Mortgage:
   6.141% 02/12/34              5,000,000     5,571,922
   6.223% 10/12/11              4,250,000     4,728,210
GE Capital Mortgage Services, Inc.,
   6.250% 01/25/29              1,338,836     1,405,550
Headlands Mortgage Securities, Inc.:
   6.500% 11/25/28              1,892,921     1,948,838
   6.500% 11/25/28                686,184       703,528
   7.000% 02/25/28              2,780,210     2,798,282
LB-UBS Commercial Mortgage Trust,
   6.510% 12/15/26              4,000,000     4,579,734
MBNA Master Credit Card Trust,
   6.600% 04/16/07              2,250,000     2,423,308
Norwest Asset Securities Corp.,
   6.500% 01/25/29              1,706,252     1,749,742
PNC Mortgage Securities Corp.,
   7.000% 03/25/28              3,109,373     3,105,268
Provident Bank Home Equity Loan Trust,
   7.600% 10/25/12                744,419       786,301
Residential Accredit Loans, Inc.,
   6.500% 03/25/29              2,967,273     3,152,520




                                      PAR         VALUE
-------------------------------------------------------
Residential Funding Mortgage Securities, Inc.,
   6.500% 04/25/13             $2,358,173   $ 2,493,744
Wachovia Corp.,
   7.550% 08/18/05              5,000,000     5,635,350
                                          -------------
                                             52,141,783
                                          -------------

-------------------------------------------------------
ASSET-BACKED SECURITIES - 0.7%
Delta Funding Home Equity Loan Trust,
   8.010% 10/25/27              5,000,000     5,420,819
J.P. Morgan Commercial Mortgage
   Finance Corp.,
   7.400% 07/15/31                700,000       818,910
                                          -------------
                                              6,239,729
                                          -------------
TOTAL NON-AGENCY MORTGAGE-BACKED &
  ASSET-BACKED SECURITIES
   (cost of $55,776,738)                     58,381,512
                                          -------------

CORPORATE FIXED-INCOME BONDS & NOTES - 16.6%
-------------------------------------------------------
CONSUMER STAPLES - 0.5%
HOUSEHOLD & PERSONAL PRODUCTS - 0.5%
Procter & Gamble Co.,
   4.750% 06/15/07              3,615,000     3,874,051
                                          -------------

-------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 7.8%
DEPOSITORY INSTITUTIONS - 1.5%
Bank One Corp.,
   6.500% 02/01/06              6,000,000     6,663,720
Citicorp,
   8.040% 12/15/19 (b)          4,710,000     5,649,928
                                          -------------
                                             12,313,648
                                          -------------
FINANCIAL SERVICES - 2.8%
Bank of America Corp.,
   6.500% 03/15/06              5,000,000     5,553,550
Credit Suisse First Boston U.S.A., Inc.,
   6.500% 01/15/12              3,000,000     3,302,070
General Electric Capital Corp.,
   6.750% 03/15/32              2,000,000     2,314,420
Goldman Sachs Group, Inc.,
   5.700% 09/01/12              3,000,000     3,201,660
HSBC Capital Funding LP,
   9.547% 12/31/49 (b)          2,900,000     3,702,958
International Lease Finance,
   6.375% 03/15/09              4,750,000     5,108,768
                                          -------------
                                             23,183,426
                                          -------------
INSURANCE CARRIERS - 0.6%
Florida Windstorm Underwriting Association,
   7.125% 02/25/19 (b)          4,025,000     4,653,625
                                          -------------
NON-DEPOSITORY CREDIT INSTITUTIONS - 2.9%
American Express,
   5.500% 09/12/06              5,000,000     5,384,400




See notes to investment portfolio.

April 30, 2003 (Unaudited)


CORPORATE FIXED-INCOME
BONDS &NOTES (CONTINUED)              PAR         VALUE
-------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE (CONTINUED)
NON-DEPOSITORY CREDIT INSTITUTIONS (CONTINUED)
Ford Motor Credit Co.,
   7.375% 02/01/11             $3,250,000   $ 3,291,763
General Motors Acceptance Corp.,
   7.750% 01/19/10              2,800,000     3,015,208
Household Finance Corp.,
   6.500% 01/24/06              4,000,000     4,409,360
IBM Canada Credit,
   3.750% 11/30/07 (b)          3,500,000     3,536,855
Washington Mutual Finance Corp.,
   6.250% 05/15/06              4,350,000     4,801,878
                                          -------------
                                             24,439,464
                                          -------------

-------------------------------------------------------
MANUFACTURING - 1.5%
ELECTRONIC & ELECTRICAL EQUIPMENT - 0.7%
Firstenergy Corp.,
   5.500% 11/15/06              5,000,000     5,308,500
                                          -------------
LUMBER & WOOD PRODUCTS - 0.4%
Georgia-Pacific Corp.,
   8.875% 05/15/31              4,000,000     3,560,000
                                          -------------
POLLUTION CONTROL - 0.0% EnviroSource, Inc.,

   14.000% 12/15/08                 6,842         6,158
                                          -------------
TRANSPORTATION EQUIPMENT - 0.4%
DaimlerChrysler NA Holdings,
   7.400% 01/20/05              3,000,000     3,249,420
                                          -------------

-------------------------------------------------------
MINING & ENERGY - 1.7%
CRUDE PETROLEUM & NATURAL GAS - 0.4%
Union Oil Co. of California,
   7.200% 05/15/05              3,000,000     3,279,240
                                          -------------
OIL & GAS EXTRACTION - 0.9%
Nexen, Inc.,
   7.875% 03/15/32              4,000,000     4,579,360
PDVSA Finance Ltd.,
   Series 1999-I,
   9.750% 02/15/10                370,000       325,600
Pemex Project Funding Master Trust:
   7.875% 02/01/09 (b)          1,250,000     1,418,750
   9.125% 10/13/10              1,220,000     1,464,000
                                          -------------
                                              7,787,710
                                          -------------
OIL & GAS FIELD SERVICES - 0.4%
Devon Financing Corp.,
   6.875% 09/30/11              3,000,000     3,452,280
Enron Corp.,
   6.750% 07/01/05 (c)          3,000,000         3,750
                                          -------------
                                              3,456,030
                                          -------------



                                      PAR         VALUE
-------------------------------------------------------
RETAIL TRADE - 0.1%
FOOD STORES - 0.1%
Smithfield Foods, Inc.,
   8.000% 10/15/09 (b)         $  500,000    $  515,000
                                          -------------

-------------------------------------------------------
SERVICES - 2.5%
BUSINESS SERVICES - 1.1%
FedEx Corp.,
   7.500% 01/15/18              3,977,060     4,623,611
Verizon Wireless, Inc.,
   5.375% 12/15/06 (b)          4,000,000     4,319,760
                                          -------------
                                              8,943,371
                                          -------------
HEALTH SERVICES - 0.9%
HCA, Inc.,
   7.125% 06/01/06              3,500,000     3,752,910
Tenet Healthcare Corp.,
   5.375% 11/15/06              3,590,000     3,482,300
                                          -------------
                                              7,235,210
                                          -------------
HOTELS, CAMPS & LODGING - 0.5%
Marriot International,
   8.125% 04/01/05              4,000,000     4,359,200
                                          -------------
OTHER SERVICES - 0.0%
HydroChem Industrial Services, Inc.,
   10.375% 08/01/07                50,000        37,500
                                          -------------

-------------------------------------------------------
TRANSPORTATION, COMMUNICATIONS,
  ELECTRIC, GAS & SANITARY SERVICES - 2.5%
AEROSPACE - 0.5%
Raytheon Co.,
   8.300% 03/01/10              3,500,000     4,232,165
                                          -------------
AIR TRANSPORTATION - 0.4%
United Airlines, Inc.,
   7.032% 10/01/10 (c)          5,096,177     3,720,210
                                          -------------
CABLE - 0.4%
Continental Cablevision, Inc.,
   8.875% 09/15/05              3,000,000     3,285,000
                                          -------------
RAILROAD - 0.5%
CSX Corp.,
   6.250% 10/15/08              3,500,000     3,894,240
                                          -------------
TELECOMMUNICATIONS - 0.7%
AOL Time Warner, Inc.,
   7.700% 05/01/32              1,250,000     1,396,800
AT&T Wireless Services Ltd.,
   7.875% 03/01/11              1,500,000     1,729,905
Sprint Capital Corp.,
   6.125% 11/15/08              1,350,000     1,363,500
WorldCom, Inc.,
   8.250% 05/15/31 (c)          4,955,000     1,412,175
                                          -------------
                                              5,902,380
                                          -------------
TOTAL CORPORATE FIXED-INCOME BONDS & NOTES
   (cost of $141,483,883)                   137,235,548
                                          -------------



See notes to investment portfolio.

April 30, 2003 (Unaudited)


PREFERRED STOCKS - 0.3%            SHARES         VALUE
-------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 0.0%
FINANCIAL SERVICES - 0.0%
Fairlane Management Corp. (d)         200 $       --(e)
                                          -------------

-------------------------------------------------------
MANUFACTURING - 0.1%
MEASURING & ANALYZING INSTRUMENTS - 0.1%
Fresenius AG                       21,000       938,030
                                          -------------

-------------------------------------------------------
TRANSPORTATION, COMMUNICATIONS,
  ELECTRIC, GAS & SANITARY SERVICES - 0.2%
COMMUNICATIONS - 0.2%
News Corp. Ltd.                    49,900     1,170,654
                                          -------------
POLLUTION CONTROL - 0.0%
EnviroSource, Inc.                    223         1,111
                                          -------------

TOTAL PREFERRED STOCKS
   (cost of $3,704,920)                       2,109,795
                                          -------------

WARRANTS - 0.0% (A)
-------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 0.0%
CONSUMER FINANCE - 0.0% Ono Finance PLC:
   expires 05/31/09                    50         --(e)
   expires 02/15/11 (b)                30         --(e)
                                          -------------
                                                  --(e)
                                          -------------

-------------------------------------------------------
TRANSPORTATION, COMMUNICATIONS,
  ELECTRIC, GAS & SANITARY SERVICES - 0.0%
CABLE - 0.0%
Cable Satisfaction International, Inc.,
   expires 03/01/05                    10         --(e)
                                          -------------
TELECOMMUNICATIONS - 0.0% Horizon PCS, Inc.,

   expires 10/01/03 (b)                45         --(e)
                                          -------------
Jazztel PLC,
   expires 07/15/10                    15         --(e)
                                          -------------
                                                  --(e)
                                          -------------
TOTAL WARRANTS
   (cost of $4,639)                               --(e)
                                          -------------

SHORT-TERM OBLIGATION - 3.2%          PAR
-------------------------------------------------------
Repurchase agreement with
   State Street Bank &
   Trust Co., dated 04/30/03,
   due 05/01/03 at 1.230%,
   collateralized by
   U.S. Treasury Bonds and
   Notes with various
   maturities to 08/15/14,
   market value $27,017,429
   (repurchase proceeds
   $26,479,905)
   (cost of $26,479,000)      $26,479,000    26,479,000
                                          -------------




                                                 VALUE
-------------------------------------------------------
TOTAL INVESTMENTS - 99.9%
   (cost of $827,602,802)(f)               $828,877,198
                                          -------------

OTHER ASSETS & LIABILITIES, NET - 0.1%          822,811
-------------------------------------------------------

NET ASSETS - 100.0%                        $829,700,009
                                          =============


NOTES TO INVESTMENT PORTFOLIO:
(a)Non-income producing.
(b)These securities is exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2003 the value of these securities amounted to $24,796,876, which represents 3.0% of net assets.
(c)As of April 30, 2003, the Fund held securities of certain issuers that have filed for bankruptcy protection under Chapter 11 representing 0.6% of net assets. These issuers are in default of certain debt covenants. Income is not being accrued.
(d)Represents fair value as determined under the direction of the Board of Trustees.
(e)Amount rounds to less than $1.
(f)Cost for federal income tax purposes is $828,324,999.

          ACRONYM                 NAME
         ---------     -------------------------
             ADR       American Depositary Receipt
             GDR        Global Depositary Receipt
             TBA             To Be Announced

See notes to financial statements.

 Statement of Assets and Liabilities

April 30, 2003 (Unaudited)

ASSETS:

Investments, at cost                     $  827,602,802
                                         --------------
Investments, at value                    $  828,877,198
Cash                                             29,711
Foreign currency (cost of $753,820)             775,617
Receivable for:
   Investments sold                          17,374,141
   Fund shares sold                             123,106
   Interest                                   3,184,307
   Dividends                                  1,325,449
Deferred Trustees' compensation plan             30,790
Other assets                                    102,969
                                         --------------
        Total Assets                        851,823,288
                                         --------------
LIABILITIES:
Payable for:
   Investments purchased                     20,173,643
   Fund shares repurchased                    1,319,181
   Management fee                               377,362
   Transfer agent fee                           211,436
   Pricing and bookkeeping fees                  10,867
Deferred Trustees' fee                           30,790
                                         --------------
        Total Liabilities                    22,123,279
                                         --------------
NET ASSETS                               $  829,700,009
                                         ==============
COMPOSITION OF NET ASSETS:

Paid-in capital                          $  959,131,694
Undistributed net investment income           1,891,036
Accumulated net realized loss              (132,638,269)
Net unrealized appreciation on:
   Investments                                1,274,396
   Foreign currency translations                 41,152
                                         --------------
NET ASSETS                               $  829,700,009
                                         ==============



CLASS A:
Net assets                               $  595,740,347
Shares outstanding                           87,598,867
                                         --------------
Net asset value per share                $         6.80(a)
                                         ==============
Maximum offering price per share
  ($6.80/0.9425)                         $         7.21(b)
                                         ==============
CLASS B:
Net assets                               $  225,563,396
Shares outstanding                           33,225,360
                                         --------------
Net asset value and offering
    price per share                      $         6.79(a)
                                         ==============
CLASS C:
Net assets                               $    8,242,677
Shares outstanding                            1,216,780
                                         --------------
Net asset value and offering
    price per share                      $         6.77(a)
                                         ==============
CLASS Z:
Net assets                               $      153,589
Shares outstanding                               21,334
                                         --------------
Net asset value, offering and redemption
   price per share                       $         7.20
                                         ==============

(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b)On sales of $50,000 or more the offering price is reduced.


See notes to financial statements.

 Statement of Operations

For the Six Months Ended April 30, 2003 (Unaudited)

INVESTMENT INCOME:
Dividends                                  $  4,681,092
Interest                                      8,967,556
                                         --------------
   Total Investment Income
     (net of foreign taxes withheld
     of $179,547)                            13,648,648
                                         --------------

EXPENSES:
Management fee                                2,314,926
Distribution fee:
   Class B                                      883,956
   Class C                                       30,508
Service fee:
   Class A                                      689,946
   Class B                                      273,127
   Class C                                        9,345
Pricing and bookkeeping fees                    153,374
Transfer agent fee                            1,725,542
Trustees' fee                                    18,861
Custody fee                                      66,925
Other expenses                                  104,831
                                         --------------
   Total Expenses                             6,271,341
                                         --------------
Net Investment Income                         7,377,307
                                         --------------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCY:
Net realized gain (loss) on:
   Investments                              (64,181,265)
   Foreign currency transactions                173,844
                                         --------------
     Net realized loss                      (64,007,421)
                                         --------------
Net change in unrealized
   appreciation/depreciation on:
   Investments                               77,389,124
   Foreign currency translations                245,509
                                         --------------
     Net change in unrealized
       appreciation/depreciation             77,634,633
                                         --------------
Net Gain                                     13,627,212
                                         --------------
Net Increase in Net Assets
   from Operations                      $    21,004,519
                                         ==============




See notes to financial statements.

 Statement of Changes in Net Assets

                             (UNAUDITED)
                             SIX MONTHS
                                ENDED      YEAR ENDED
INCREASE (DECREASE)           APRIL 30,    OCTOBER 31,
IN NET ASSETS:                  2003          2002
------------------------------------------------------
OPERATIONS:
Net investment income         $ 7,377,307 $ 21,443,393
Net realized loss on investments
   and foreign currency
   transactions               (64,007,421) (54,835,580)
Net change in unrealized
   appreciation/depreciation
   on investments and foreign
   currency translations       77,634,633  (63,229,727)
                             ------------ -------------
Net Increase (Decrease)
   from Operations             21,004,519  (96,621,914)
                             ------------ -------------
DISTRIBUTIONS DECLARED
   TO SHAREHOLDERS:
From net investment income:
   Class A                     (5,535,612) (17,005,840)
   Class B                     (1,339,412)  (5,497,626)
   Class C                        (45,033)    (152,166)
   Class Z                         (1,370)      (2,052)
                             ------------ -------------
Total Distributions Declared
   to Shareholders             (6,921,427) (22,657,684)
                             ------------ -------------
SHARE TRANSACTIONS:
Class A:
   Subscriptions               16,183,544  105,394,779
   Distributions reinvested     4,763,228   14,644,268
   Redemptions                (59,898,812)(169,597,219)
                             ------------ -------------
     Net Decrease             (38,952,040) (49,558,172)
                             ------------ -------------
Class B:
   Subscriptions                8,424,033   25,619,801
   Distributions reinvested     1,256,671    5,091,643
   Redemptions                (40,462,244)(155,969,000)
                             ------------ -------------
     Net Decrease             (30,781,540)(125,257,556)
                             ------------ -------------
Class C:
   Subscriptions                1,326,891    1,636,700
   Distributions reinvested        40,208      134,171
   Redemptions                 (1,121,153)  (3,308,046)
                             ------------ -------------
     Net Increase (Decrease)      245,946   (1,537,175)
                             ------------ -------------
Class Z:
   Subscriptions                   15,686      138,570
   Distributions reinvested         1,213        1,089
   Redemptions                     (3,320)     (35,392)
                             ------------ -------------
     Net Increase                  13,579      104,267
                             ------------ -------------
Net Decrease from
   Share Transactions         (69,474,055)(176,248,636)
                             ------------ -------------
Total Decrease in Net Assets  (55,390,963)(295,528,234)



                             (UNAUDITED)
                             SIX MONTHS
                                ENDED      YEAR ENDED
INCREASE (DECREASE)           APRIL 30,    OCTOBER 31,
IN NET ASSETS:                  2003          2002
-------------------------------------------------------
NET ASSETS:
Beginning of period        $ 885,090,972 $1,180,619,206
                            ------------  -------------
End of period (including
   undistributed net
   investment income
   of $1,891,036 and
   $1,435,156, respectively) $ 829,700,009 $885,090,972
                             ============= ============
CHANGES IN SHARES:
Class A:
   Subscriptions                2,422,143   14,166,764
   Issued for distributions
     reinvested                   720,584    1,985,727
   Redemptions                 (9,003,169) (23,318,799)
                             ------------ -------------
     Net Decrease              (5,860,442)  (7,166,308)
                             ------------ -------------
Class B:
   Subscriptions                1,267,612    3,478,749
   Issued for distributions
     reinvested                   188,203      688,026
   Redemptions                 (6,101,450) (21,213,077)
                             ------------ -------------
     Net Decrease              (4,645,635) (17,046,302)
                             ------------ -------------
Class C:
   Subscriptions                  197,240      227,687
   Issued for distributions
     reinvested                     6,044       18,206
   Redemptions                   (169,386)    (458,430)
                             ------------ -------------
     Net Increase (Decrease)       33,898     (212,537)
                             ------------ -------------
Class Z:
   Subscriptions                    2,238       18,011
   Issued for distributions
     reinvested                       174          149
   Redemptions                       (467)      (5,050)
                             ------------ -------------
     Net Increase                   1,945       13,110
                             ------------ -------------



See notes to financial statements.

 Notes to Financial Statements

April 30, 2003 (Unaudited)




NOTE 1. ACCOUNTING POLICIES

ORGANIZATION:

The Liberty Fund (the "Fund"), a series of Liberty Funds Trust III, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment goal is to seek primarily income and capital growth and secondarily, capital preservation. The Fund may issue an unlimited number of shares. The Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Class A shares are sold with a front-end sales charge. A contingent deferred sales charge ("CDSC") is assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to a CDSC. Class B shares will convert to Class A shares in three, four or eight years depending on the program under which shares were purchased. Class C shares are subject to a CDSC on redemptions made within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS:

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at the current quoted bid price.

Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Forward currency contracts are valued based on the weighted value of the exchange-traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value under procedures approved by the Board of Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

SECURITIES LENDING:

The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at

April 30, 2003 (Unaudited)



all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. For the six months ended April 30, 2003, there were no securities out on loan.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS:

All income, expenses (other than Class A, Class B and Class C service fees and Class B and Class C distribution fees), and realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class A, Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the period by the service fee applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES:

Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT
AND PREMIUM:

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of non-reclaimable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

DISTRIBUTION TO SHAREHOLDERS:

Distributions to shareholders are recorded on ex-date.

FOREIGN CURRENCY TRANSACTIONS:

Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

FUTURES CONTRACTS:

The Fund may enter into U.S. Treasury security futures contracts to either hedge against expected declines in the value of their securities or as a temporary substitute for the purchase on individual bonds. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time the Fund seeks to close out a contract, and changes in the value of the futures contract may not correlate with changes in the value of the security being hedged.

Upon entering into a futures contract, the Fund deposits cash or securities with its custodian in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin payable or receivable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. As of April 30, 2003, the Fund did not have any open futures contracts.

FORWARD CURRENCY CONTRACTS:

The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included

April 30, 2003 (Unaudited)



in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER:

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEDERAL TAX INFORMATION

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

The following capital loss carryforwards, determined as of October 31, 2002, are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

        YEAR OF                 CAPITAL LOSS
       EXPIRATION               CARRYFORWARD
        ---------               -------------
          2007                   $ 4,426,086
          2009                     5,011,398
          2010                    58,720,418
                                  ----------
                                 $68,157,902
                                  ==========

The capital loss carryforward expiring in 2007 was acquired in the merger with the Liberty Strategic Balanced Fund. The availability for use in offsetting any future realized gains may be limited in a given year.

NOTE 3. FEES AND COMPENSATION
PAID TO AFFILIATES

MANAGEMENT FEE:

Columbia Management Advisors, Inc. ("Columbia"), an indirect, wholly-owned subsidiary of FleetBoston Financial Corporation, is the investment advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on the Fund's average daily net assets as follows:

   AVERAGE DAILY NET ASSETS     ANNUAL FEE RATE
   ---------------------        --------------
   First $1 billion                  0.55%
   Over $1 billion                   0.50%

On April 1, 2003, Colonial Management Associates, Inc. ("Colonial"), the previous advisor to the Fund, merged into Columbia. At the time of the merger, Columbia assumed the obligations of Colonial with respect to the Fund. The merger did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund to Columbia.

Nordea Investment Management North America,
Inc. ("Nordea"), has been retained by Columbia as sub-advisor to manage the day-to-day investment operations of the Fund. Columbia, out of the advisory fee it received, paid Nordea a monthly sub-advisory fee equal to 0.40% annually of the average daily net assets of the Fund.

PRICING AND BOOKKEEPING FEES:

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Bank and Trust Company ("State Street"). Columbia pays fees to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. The Fund also pays out-of-pocket costs for pricing services. For the six months ended April 30, 2003, the annualized net asset based fee rate was 0.034%.

April 30, 2003 (Unaudited)




TRANSFER AGENT FEE:

Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services for a monthly fee equal to 0.06% annually of the Fund's average daily net assets plus charges based on the number of shareholder accounts and transactions. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES:

Liberty Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the Fund's principal underwriter. For the six months ended April 30, 2003, the Fund has been advised that the Distributor retained net underwriting discounts of $13,144 on sales of the Fund's Class A shares and received CDSC of $10,279, $289,714, and $329 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan") for its Class A, Class B and Class C shares, which requires the payment of a monthly service fee to the Distributor. The fee is calculated by adding (1) 0.15% of the average daily net assets attributable to outstanding Class A and Class B shares issued prior to April 1, 1989 and (2) 0.25% of the average daily net assets attributable to outstanding Class A, Class B and Class C shares issued thereafter. This arrangement results in a rate of service fee payable by the Fund that is a blend between the 0.15% and 0.25% rates. For the six months ended April 30, 2003, the Fund's annualized service fee was 0.23%.

The Plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the Fund's average daily net assets attributable to Class B and Class C shares only.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

OTHER:

The Fund pays no compensation to its officers, all of whom are employees of Columbia or its affiliates.

The Fund's Independent Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. If applicable, the Fund could invest a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the six months ended April 30, 2003, there were no such credits.

NOTE 4. PORTFOLIO INFORMATION

INVESTMENT ACTIVITY:

For the six months ended April 30, 2003, purchases and sales of investments, other than short-term obligations, were $534,977,080 and $599,338,101 of which $55,833,036 and $36,351,346 respectively, were U.S. Government securities.

Unrealized appreciation (depreciation) at April 30, 2003, based on cost of investments for federal income tax purposes, was:

   Gross unrealized appreciation      $   72,489,060
   Gross unrealized depreciation         (71,936,861)
                                        ------------
     Net unrealized appreciation       $     552,199
                                        ------------

OTHER:

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 5. LINE OF CREDIT

The Fund and other affiliated funds participate in a $350,000,000 credit facility which is used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to the Fund based on its borrowings.In addition, the Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. Prior to April 26, 2003, the Fund participated in a separate credit agreement with similar terms to its existing agreement. No amounts were borrowed under this facility for the six months ended April 30, 2003.


 Financial Highlights

Selected data for a share outstanding throughout each period is as follows:

                                           (UNAUDITED)
                                           SIX MONTHS
                                                ENDED                          YEAR ENDED OCTOBER 31,
                                             APRIL 30,      ------------------------------------------------------------
CLASS A SHARES                                  2003          2002         2001          2000       1999(a)       1998
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
   BEGINNING OF PERIOD                         $ 6.68       $ 7.53       $ 10.24      $ 10.81      $ 10.38      $ 11.16
                                               ------       ------       -------      -------      -------      -------
INCOME FROM
   INVESTMENT OPERATIONS:
Net investment income (b)                        0.07         0.16(c)       0.19         0.19         0.21         0.24
Net realized and unrealized gain (loss) on
   investments and foreign currency              0.11        (0.84)(c)     (1.70)        0.63         0.89         0.68
                                               ------       ------       -------      -------      -------      -------
   Total from Investment Operations              0.18        (0.68)        (1.51)        0.82         1.10         0.92
                                               ------       ------       -------      -------      -------      -------
LESS DISTRIBUTIONS DECLARED
   TO SHAREHOLDERS:
From net investment income                      (0.06)       (0.17)        (0.20)       (0.19)       (0.23)       (0.25)
From net realized gains                         --           --            (1.00)       (1.20)       (0.44)       (1.45)
                                               ------       ------       -------      -------      -------      -------
   Total Distributions Declared
     to Shareholders                            (0.06)       (0.17)        (1.20)       (1.39)       (0.67)       (1.70)
                                               ------       ------       -------      -------      -------      -------
NET ASSET VALUE,
   END OF PERIOD                               $ 6.80       $ 6.68       $  7.53      $ 10.24      $ 10.81      $ 10.38
                                               ======       ======       =======      =======      =======      =======
Total return (d)                               2.73%(e)    (9.19)%      (16.38)%        8.16%       10.94%        9.08%
                                               ======       ======       =======      =======      =======      =======
RATIOS TO AVERAGE NET ASSETS/
   SUPPLEMENTAL DATA:
Expenses (f)                                   1.27%(g)      1.18%         1.13%        1.06%        1.12%        1.12%
Net investment income (f)                      1.97%(g)      2.24%(c)      2.29%        1.88%        2.02%        2.22%
Portfolio turnover rate                          65%(e)        41%           55%          78%          74%          69%
Net assets, end of period (000's)           $595,740      $624,483      $757,467     $874,225     $936,331     $936,639

(a)For the years ended October 31, 2002, 2001, 2000 and 1999, the Fund was audited by Ernst & Young LLP. The previous year was audited by other independent accountants.
(b)Per share data was calculated using average shares outstanding during the period.
(c)Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change, for the year ended October 31, 2002, was to decrease net investment income per share by $0.01, increase net realized and unrealized gain (loss) per share by $0.01 and decrease the ratio of net investment income to average net assets from 2.28% to 2.24 %. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.
(d)Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e)Not annualized.
(f)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g)Annualized.


Selected data for a share outstanding throughout each period is as follows:

                                           (UNAUDITED)
                                           SIX MONTHS
                                               ENDED                        YEAR ENDED OCTOBER 31,
                                             APRIL 30,      ------------------------------------------------------------
CLASS B SHARES                                 2003          2002         2001          2000       1999(a)       1998
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
   BEGINNING OF PERIOD                         $ 6.67       $ 7.51       $ 10.22      $ 10.79      $ 10.36      $ 11.14
                                               ------       ------       -------      -------      -------      -------
INCOME FROM
   INVESTMENT OPERATIONS:
Net investment income (b)                        0.04         0.11(c)       0.13         0.12         0.14         0.16
Net realized and unrealized gain (loss) on
   investments and foreign currency              0.12        (0.83)(c)     (1.71)        0.62         0.88         0.68
                                               ------       ------       -------      -------      -------      -------
   Total from Investment Operations              0.16        (0.72)        (1.58)        0.74         1.02         0.84
                                               ------       ------       -------      -------      -------      -------
LESS DISTRIBUTIONS DECLARED
   TO SHAREHOLDERS:
From net investment income                      (0.04)       (0.12)        (0.13)       (0.11)       (0.15)       (0.17)
From net realized gains                         --           --            (1.00)       (1.20)       (0.44)       (1.45)
                                               ------       ------       -------      -------      -------      -------
   Total Distributions Declared
     to Shareholders                            (0.04)       (0.12)        (1.13)       (1.31)       (0.59)       (1.62)
                                               ------       ------       -------      -------      -------      -------
NET ASSET VALUE,
   END OF PERIOD                               $ 6.79       $ 6.67        $ 7.51      $ 10.22      $ 10.79      $ 10.36
                                               ======       ======       =======      =======      =======      =======
Total return (d)                                2.36%(e)   (9.77)%      (17.05)%        7.33%       10.11%        8.27%
                                               ======       ======       =======      =======      =======      =======
RATIOS TO AVERAGE NET ASSETS/
   SUPPLEMENTAL DATA:
Expenses (f)                                    2.02%(g)     1.93%         1.88%        1.81%        1.88%        1.87%
Net investment income (f)                       1.22%(g)     1.49%(c)      1.54%        1.13%        1.26%        1.47%
Portfolio turnover rate                           65%(e)       41%           55%          78%          74%          69%
Net assets, end of period (000's)            $225,563     $252,598      $412,639     $604,975     $706,366     $653,476

(a)For the years ended October 31, 2002, 2001, 2000 and 1999, the Fund was audited by Ernst & Young LLP. The previous year was audited by other independent accountants.
(b)Per share data was calculated using average shares outstanding during the period.
(c)Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change, for the year ended October 31, 2002, was to decrease the ratio of net investment income to average net assets from 1.53% to 1.49%. The impact to the net investment income and net realized and unrealized gain (loss) per share was less than $0.01. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.
(d)Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e)Not annualized.
(f)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g)Annualized.


Selected data for a share outstanding throughout each period is as follows:

                                           (UNAUDITED)
                                           SIX MONTHS
                                               ENDED                        YEAR ENDED OCTOBER 31,
                                            APRIL 30,       ------------------------------------------------------------
CLASS C SHARES                                  2003          2002         2001          2000       1999(a)       1998
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
   BEGINNING OF PERIOD                         $ 6.66       $ 7.50       $ 10.21      $ 10.78      $ 10.35      $ 11.15
                                               ------       ------       -------      -------      -------      -------
INCOME FROM
   INVESTMENT OPERATIONS:
Net investment income (b)                        0.04         0.11(c)       0.13         0.12         0.14         0.15
Net realized and unrealized gain (loss) on
   investments and foreign currency              0.11        (0.83)(c)     (1.71)        0.62         0.88         0.68
                                               ------       ------       -------      -------      -------      -------
   Total from Investment Operations              0.15        (0.72)        (1.58)        0.74         1.02         0.83
                                               ------       ------       -------      -------      -------      -------
LESS DISTRIBUTIONS DECLARED
   TO SHAREHOLDERS:
From net investment income                      (0.04)       (0.12)        (0.13)       (0.11)       (0.15)       (0.18)
From net realized gains                         --           --            (1.00)       (1.20)       (0.44)       (1.45)
                                               ------       ------       -------      -------      -------      -------
   Total Distributions Declared
     to Shareholders                            (0.04)       (0.12)        (1.13)       (1.31)       (0.59)       (1.63)
                                               ------       ------       -------      -------      -------      -------
NET ASSET VALUE,
   END OF PERIOD                               $ 6.77       $ 6.66        $ 7.50      $ 10.21      $ 10.78      $ 10.35
                                               ======       ======       =======      =======      =======      =======
Total return (d)                                2.21%(e)   (9.78)%      (17.07)%        7.34%       10.15%        8.21%
                                               ======       ======       =======      =======      =======      =======
RATIOS TO AVERAGE NET ASSETS/
   SUPPLEMENTAL DATA:
Expenses (f)                                    2.02%(g)     1.93%         1.88%        1.81%        1.88%        1.87%
Net investment income (f)                       1.22%(g)     1.49%(c)      1.54%        1.13%        1.26%        1.47%
Portfolio turnover rate                           65%(e)       41%           55%          78%          74%          69%
Net assets, end of period (000's)             $ 8,243      $ 7,873      $ 10,463      $ 6,519      $ 9,074      $ 5,501

(a)For the years ended October 31, 2002, 2001, 2000 and 1999, the Fund was audited by Ernst & Young LLP. The previous year was audited by other independent accountants.
(b)Per share data was calculated using average shares outstanding during the period.
(c)Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change, for the year ended October 31, 2002, was to decrease the ratio of net investment income to average net assets from 1.53% to 1.49%. The impact to the net investment income and net realized and unrealized gain (loss) per share was less than $0.01. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.
(d)Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e)Not annualized.
(f)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g)Annualized.


Selected data for a share outstanding throughout each period is as follows:

                                           (UNAUDITED)
                                           SIX MONTHS
                                                ENDED                       YEAR ENDED OCTOBER 31,
                                             APRIL 30,      ------------------------------------------------------------
CLASS Z SHARES                                  2003          2002         2001          2000       1999(a)       1998
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
   BEGINNING OF PERIOD                         $ 7.07       $ 7.95       $ 10.75      $ 11.28      $ 10.39      $ 11.17
                                               ------       ------       -------      -------      -------      -------
INCOME FROM
   INVESTMENT OPERATIONS:
Net investment income (b)                        0.08         0.19(c)       0.21         0.22         0.24         0.26
Net realized and unrealized gain (loss) on
   investments and foreign currency              0.12        (0.88)(c)     (1.79)        0.67         1.34         0.69
                                               ------       ------       -------      -------      -------      -------
   Total from Investment Operations              0.20        (0.69)        (1.58)        0.89         1.58         0.95
                                               ------       ------       -------      -------      -------      -------
LESS DISTRIBUTIONS DECLARED
   TO SHAREHOLDERS:
From net investment income                      (0.07)       (0.19)        (0.22)       (0.22)       (0.25)       (0.28)
From net realized gains                            --           --         (1.00)       (1.20)       (0.44)       (1.45)
                                               ------       ------       -------      -------      -------      -------
   Total Distributions Declared
     to Shareholders                            (0.07)       (0.19)        (1.22)       (1.42)       (0.69)       (1.73)
                                               ------       ------       -------      -------      -------      -------
NET ASSET VALUE,
   END OF PERIOD                               $ 7.20       $ 7.07        $ 7.95      $ 10.75      $ 11.28      $ 10.39
                                               ======       ======       =======      =======      =======      =======
Total return (d)                                2.84%(e)   (8.88)%      (16.25)%        8.44%       15.92%        9.35%
                                               ======       ======       =======      =======      =======      =======
RATIOS TO AVERAGE NET ASSETS/
   SUPPLEMENTAL DATA:
Expenses (f)                                    1.04%(g)      0.95%        0.90%        0.82%        0.88%        0.88%
Net investment income (f)                       2.21%(g)      2.47%(c)     2.52%        2.12%        2.26%        2.46%
Portfolio turnover rate                           65%(e)        41%          55%          78%          74%          69%
Net assets, end of period (000's)              $  154       $   137       $   50        $   3        $   3     $ 22,235

(a)For the years ended October 31, 2002, 2001, 2000 and 1999, the Fund was audited by Ernst & Young LLP. The previous year was audited by other independent accountants.
(b)Per share data was calculated using average shares outstanding during the period.
(c)Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change, for the year ended October 31, 2002, was to decrease the ratio of net investment income to average net assets from 2.51% to 2.47%. The impact to the net investment income and net realized and unrealized gain (loss) per share was less than $0.01. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.
(d)Total return at net asset value assuming all distributions reinvested.
(e)Not annualized.
(f)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g)Annualized.

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

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

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

 Transfer Agent

Important Information About This Report
The Transfer Agent for The Liberty Fund is:

Liberty Funds Services, Inc.
P.O. Box 8081
Boston, MA  02266-8081

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of The Liberty Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Liberty Funds Performance Update.

Semiannual Report:
The Liberty Fund

The Liberty Fund  SEMIANNUAL REPORT, APRIL 30, 2003



                                                                    PRSRT STD
                                                                   U.S. POSTAGE
                                                                       PAID
                                                                   HOLLISTON, MA
                                                                   PERMIT NO. 20

[eagle head logo]

LibertyFunds

A Member of Columbia Managment Group

(C)2003 Liberty Funds Distributor, Inc.
A Member of Columbia Management Group
One Financial Center, Boston, MA 02111-2621





                                                721-03/982N-0503 (06/03) 03/1629

                                 LIBERTY NEWPORT
                               GLOBAL EQUITY FUND
                                Semiannual Report
                                 April 30, 2003



[photo of woman smiling]



                      ELIMINATE CLUTTER IN TWO EASY STEPS.
                         POINT. CLICK. LIBERTY EDELIVERY


              For more information about receiving your shareholder
                reports electronically, call us at 800-345-6611.
                  To sign up for eDelivery, visit us online at
                              www.libertyfunds.com.

                                 LIBERTY NEWPORT
                               GLOBAL EQUITY FUND
                                Semiannual Report
                                 April 30, 2003



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                      ELIMINATE CLUTTER IN TWO EASY STEPS.
                         POINT. CLICK. LIBERTY EDELIVERY

               To sign up for eDelivery, go to www.icsdelivery.com

 PRESIDENT'S MESSAGE


[photo of Joseph R. Palombo]


Dear Shareholder:

After three years of declining equity values, the US stock market rallied over the past six months and many foreign stock markets followed. However, most foreign markets trailed the US in both the timing and the level of their recoveries. An apparent victory in Iraq and signs of improving economic activity helped offset concerns over mounting tensions with North Korea and the impact of the deadly SARS (Severe Acute Respiratory Syndrome) epidemic. Although the Federal Reserve Board has taken the lead in stimulating US economic growth through low interest rates. Interest rates remain a concern in Europe, where growth is still sluggish. In the report that follows, the fund's portfolio managers will provide a more detailed discussion of the events of the period and factors that affected fund performance.

CONSOLIDATION--AND A NEW NAME
I am pleased to announce that, effective April 1, 2003, six of the asset management firms brought together when Columbia Management Group, Inc. was formed were consolidated and renamed Columbia Management Advisors, Inc. (Columbia Management). This consolidation does not affect the management or investment objectives of your fund and is the next step in our efforts to create a consistent identity and to streamline our organization. By consolidating these firms, we are able to create a more efficient organizational structure and strengthen certain key functions, such as research. Although the name of the asset manager familiar to you has changed, what hasn't changed is the commitment of our specialized investment teams to a multi-disciplined approach to investing, focused on our goal of offering shareholders the best products and services.

As always, we thank you for choosing Liberty funds to build toward your long-term financial goals.

Sincerely,

/s/ Joseph R. Palombo

Joseph R. Palombo
President





MEET THE NEW PRESIDENT

Joseph R. Palombo, president and chairman of the Board of Trustees for Liberty Funds, Inc., is also chief operating officer and executive vice president of Columbia Management. Mr. Palombo has over 19 years of experience in the financial services industry. Prior to joining Columbia Management, he was chief operating officer and chief compliance officer for Putnam Mutual Funds. Prior to that, he was a partner at Coopers & Lybrand. Mr. Palombo received his degree in economics/accounting from the College of the Holy Cross, where he was a member of Phi Beta Kappa. He earned his master's degree in taxation from Bentley College and participated in the Executive Program at the Amos B. Tuck School at Dartmouth College.

Net asset value per share as of 4/30/03 ($)
         Class A                8.72
         Class B                8.48
         Class C                8.48



NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE



Economic and market conditions change frequently. There is no assurance that trends described in this report will continue or commence.

 PERFORMANCE INFORMATION



Value of a $10,000 investment
4/30/93 - 4/30/03


VALUE OF A $10,000 INVESTMENT
4/30/93 - 4/30/03 ($)

                  without      with
                   sales       sales
                  charge      charge
---------------------------------------
 Class A          13,481      12,706
---------------------------------------
 Class B          12,668      12,668
---------------------------------------
 Class C          12,665      12,665
---------------------------------------


[mountain chart data]:


                        Class A shares         Class A shares
                  without sales charge      with sales charge        MSCI World Index      S&P Utilities Index

4/1993                         $10,000                $ 9,425                 $10,000                  $10,000
                                10,001                  9,426                   9,987                   10,228
                                10,301                  9,709                  10,348                   10,140
                                10,407                  9,809                  10,574                   10,346
                                10,843                 10,220                  10,992                   10,818
                                10,879                 10,253                  10,891                   10,615
                                10,914                 10,286                  10,661                   10,905
                                10,509                  9,905                  10,102                   10,286
                                10,659                 10,046                  10,229                   10,787
                                10,901                 10,274                  10,106                   11,495
                                10,610                 10,000                   9,552                   11,344
                                10,206                  9,619                   9,089                   10,852
                                10,237                  9,649                   9,193                   11,186
                                10,036                  9,459                   8,750                   11,211
                                 9,925                  9,355                   8,492                   11,178
                                10,163                  9,578                   8,932                   11,388
                                10,232                  9,643                   8,982                   11,728
                                10,018                  9,442                   8,790                   11,418
                                10,106                  9,525                   8,944                   11,740
                                 9,928                  9,357                   8,970                   11,228
                                 9,931                  9,360                   9,023                   11,333
                                10,148                  9,564                   9,612                   11,160
                                10,228                  9,640                   9,680                   11,319
                                10,250                  9,661                   9,518                   11,863
                                10,459                  9,858                   9,818                   12,273
                                10,817                 10,195                  10,525                   12,375
                                10,840                 10,217                  10,423                   12,369
                                11,001                 10,369                  10,409                   12,985
                                10,955                 10,325                  10,362                   12,693
                                11,198                 10,554                  11,033                   13,059
                                11,151                 10,510                  11,193                   12,851
                                11,367                 10,713                  11,318                   13,294
                                11,725                 11,050                  11,977                   13,679
                                11,899                 11,215                  12,210                   13,924
                                11,840                 11,159                  11,833                   14,006
                                11,730                 11,055                  11,742                   14,236
                                11,937                 11,251                  11,504                   14,568
                                12,102                 11,406                  11,677                   14,578
                                12,133                 11,436                  12,317                   14,649
                                11,738                 11,063                  11,530                   14,129
                                12,035                 11,343                  11,788                   14,289
                                12,166                 11,467                  11,895                   14,845
                                12,488                 11,770                  12,488                   14,946
                                13,134                 12,379                  12,740                   15,780
                                13,212                 12,452                  12,656                   15,524
                                13,658                 12,873                  12,723                   15,709
                                13,653                 12,868                  12,632                   15,886
                                13,539                 12,761                  12,222                   15,569
                                13,816                 13,021                  12,016                   16,075
                                14,399                 13,571                  12,548                   17,063
                                14,835                 13,982                  12,927                   17,911
                                15,241                 14,365                  13,209                   18,733
                                14,392                 13,565                  12,959                   17,476
                                15,216                 14,341                  13,511                   18,424
                                14,662                 13,819                  13,640                   17,451
                                15,467                 14,577                  14,665                   17,756
                                16,180                 15,249                  15,776                   17,969
                                15,997                 15,077                  15,135                   18,467
                                16,810                 15,843                  15,648                   19,714
                                17,934                 16,903                  16,665                   20,544
                                17,886                 16,857                  16,280                   20,741
                                17,594                 16,583                  16,220                   20,477
                                17,927                 16,896                  16,840                   20,961
                                18,235                 17,187                  15,989                   20,923
                                15,768                 14,861                  16,364                   18,130
                                16,599                 15,644                  17,658                   18,447
                                17,314                 16,319                  17,321                   20,111
                                17,775                 16,753                  17,577                   21,303
                                19,003                 17,910                  18,115                   22,341
                                19,695                 18,562                  17,321                   22,828
                                18,824                 17,742                  16,660                   22,218
                                18,715                 17,639                  16,396                   23,141
                                19,501                 18,380                  17,798                   24,050
                                19,973                 18,825                  18,921                   23,167
                                20,323                 19,154                  18,259                   24,245
                                19,837                 18,696                  18,035                   24,169
                                19,268                 18,160                  18,219                   24,124
                                19,219                 18,114                  17,342                   23,887
                                20,484                 19,306                  17,592                   25,124
                                21,275                 20,051                  16,287                   25,828
                                24,108                 22,722                  16,448                   27,915
                                23,908                 22,534                  18,232                   26,313
                                24,683                 23,264                  17,108                   26,381
                                25,752                 24,271                  17,677                   28,201
                                23,493                 22,142                  19,053                   27,006
                                22,932                 21,613                  19,885                   26,320
                                23,909                 22,534                  18,702                   27,201
                                23,093                 21,766                  20,028                   26,432
                                24,151                 22,762                  22,770                   27,288
                                22,907                 21,590                  24,860                   25,833
                                22,103                 20,832                  23,903                   25,397
                                19,398                 18,282                  23,628                   23,853
                                20,969                 19,763                  25,851                   24,234
                                21,464                 20,230                  23,339                   24,702
                                19,856                 18,715                  24,188                   22,612
                                18,544                 17,478                  24,026                   21,122
                                19,781                 18,643                  25,424                   22,679
                                19,193                 18,090                  24,613                   22,384
                                18,529                 17,464                  22,652                   21,679
                                18,049                 17,011                  21,607                   21,388
                                17,307                 16,312                  21,020                   20,360
                                15,992                 15,072                  18,586                   18,564
                                16,022                 15,101                  18,519                   18,918
                                16,178                 15,248                  17,524                   20,035
                                16,317                 15,379                  17,982                   20,159
                                15,265                 14,387                  16,946                   19,546
                                14,739                 13,892                  16,573                   19,374
                                15,157                 14,285                  18,590                   20,267
                                14,862                 14,008                  18,244                   19,542
                                14,631                 13,789                  16,624                   19,575
                                13,997                 13,192                  15,444                   18,385
                                12,931                 12,187                  13,285                   16,833
                                13,008                 12,260                  13,783                   16,862
                                11,971                 11,283                  12,002                   15,005
                                12,559                 11,837                  11,784                   16,111
                                13,240                 12,479                  12,095                   16,978
                                12,962                 12,217                  12,587                   16,153
                                12,683                 11,954                  12,202                   15,660
                                12,528                 11,808                  11,624                   15,386
                                12,528                 11,808                  12,193                   15,335
4/2003                          13,481                 12,706                  13,248                   16,694


MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES.

Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index that tracks the performance of global stocks. The Standard & Poor's (S&P) Utilities Index is an unmanaged index that tracks the performance of domestic utility stocks. Unlike the fund, indexes are not investments, do not incur fees or expenses, and are not professionally managed. Securities in the fund may not match those in an index. It is not possible to invest directly in an index. Index performance is from April 30, 1993.



Average annual total returns as of 4/30/03 (%)
Share class                                          A                          B                           C
Inception                                        10/15/91                    3/27/95                     3/27/95
-----------------------------------------------------------------------------------------------------------------------
                                           without       with         without        with        without       with
                                            sales        sales         sales         sales        sales        sales
                                           charge       charge        charge        charge       charge       charge
-----------------------------------------------------------------------------------------------------------------------
6-month (cumulative)                        7.39         1.21          6.94          1.94          6.94         5.94
-----------------------------------------------------------------------------------------------------------------------
1-year                                     -9.26       -14.48         -9.88        -14.39         -9.88       -10.78
-----------------------------------------------------------------------------------------------------------------------
5-year                                     -5.49        -6.60         -6.21         -6.50         -6.23        -6.23
-----------------------------------------------------------------------------------------------------------------------
10-year                                     3.03         2.42          2.39          2.39          2.39         2.39
-----------------------------------------------------------------------------------------------------------------------


Average annual total return as of 3/31/03 (%)
Share class                                          A                          B                           C
-----------------------------------------------------------------------------------------------------------------------
                                           without       with         without        with         without       with
                                            sales        sales         sales         sales         sales        sales
                                           charge       charge        charge        charge        charge       charge
-----------------------------------------------------------------------------------------------------------------------
6-month (cumulative)                        4.65         -1.37         4.23         -0.77          4.23         3.23
-----------------------------------------------------------------------------------------------------------------------
1-year                                    -17.35        -22.10       -18.00        -22.10        -18.00       -18.82
-----------------------------------------------------------------------------------------------------------------------
5-year                                     -6.92         -8.02        -7.66         -7.94         -7.66        -7.66
-----------------------------------------------------------------------------------------------------------------------
10-year                                     2.20          1.60         1.57          1.57          1.57         1.57
-----------------------------------------------------------------------------------------------------------------------


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE INVESTMENT RESULTS. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% sales charge for class A shares, the appropriate class B contingent deferred sales charge for the holding period after purchase as follows: first year - 5%, second year - 4%, third year - 3%, fourth year - 3%, fifth year - 2%, sixth year - 1%, thereafter - 0% and the class C contingent deferred sales charge of 1% for the first year only. Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. Performance for different share classes vary based on differences in sales charges and fees associated with each class.
The fund initially commenced operations as the Liberty Financial Utilities Fund on October 15, 1991. Performance shown is based, in part, on the performance of the Liberty Financial Utilities Fund, which had a different expense structure than the fund.
Class B and C share performance information includes returns for the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns were not restated to reflect any expense differential (e.g. Rule 12b-1 fees) between class A shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of class B and C shares would have been lower.

TOP 10 HOLDINGS as of 4/30/03 (%)

Microsoft Corp.                    2.7
Pfizer, Inc.                       2.6
Kinder Morgan Energy Partners      2.5
Acesa Infraestructuras SA          2.4
Liberty Media Corp., Class A       2.3
PepsiCo, Inc.                      2.3
General Electric Co.               2.2
Citigroup, Inc.                    2.1
Canon, Inc.                        2.1
Medtronic, Inc.                    2.0

Portfolio holding breakdowns are calculated as a percentage of net assets. There can be no guarantee the fund will continue to maintain these holdings in the future since it is actively managed.

TOP 5 COUNTRIES as of 4/30/03 (%)

United States                     52.8
United Kingdom                     8.5
Japan                              8.3
China                              5.3
Spain                              5.2

Country breakdowns are calculated as a percentage of total investments. Since the fund is actively managed, there can be no guarantee the fund will continue to invest in these countries in the future.

BOUGHT
--------------------------------------------------------------------------------
OMNICOM (1.6% of net assets)
One of the world's largest advertising agency holding companies, Omnicom should perform well in an improving U.S. economy. Advertising usually picks up along with economic growth.


SOLD
--------------------------------------------------------------------------------
ALTRIA
While the former Philip Morris Company generated a good dividend and cash flow, we sold the stock because we were concerned about further regulatory and litigation risks.




 PORTFOLIO MANAGERS' REPORT

For the six-month period ended April 30, 2003, Liberty Newport Global Equity Fund class A shares returned 7.39% without sales charge. The fund did better than its benchmark, the MSCI World Index, which returned 3.62% for the same period. The fund maintained a roughly 50/50 split between assets invested in the United States and overseas. Investments in large-cap US stocks and overseas stocks that benefited from a weak US dollar were the main contributors to the fund's performance.

GLOBAL ECONOMIC GROWTH WAS WEAK
Most of the world's economies struggled during the period, as concerns about geopolitical issues and SARS (Severe Acute Respiratory Syndrome) dampened consumer and business confidence. The uncertainty that dominated global economies was reflected in the volatility of stock markets. In the United States, equity markets rose significantly, declined and then rose again. The large-cap growth stocks that your fund emphasizes followed a similar up-and-down pattern.

POSITIVE CONTRIBUTIONS OUTWEIGHED THE NEGATIVES
Biotechnology stocks, such as Amgen and Medimmune (1.6% and 0.9% of net assets, respectively), helped boost performance, as investors favored companies that had received new product approvals from the US Food & Drug Administration (FDA) or had increased sales of newer products.1 In the technology area, Maxim and Cisco Systems (1.0% and 2.0% of net assets, respectively) benefited from an increase in spending by companies eager to use the remainder of their technology budgets by year-end 2002. The portfolio's utility and telecommunications services were also positive, as were its financial holdings.
Defense and media stocks were disappointing. Defense stocks suffered when investors sold shares during the build-up to the war in Iraq. Media companies declined because advertising revenues were poor.




----------------
1 Holdings are disclosed as of April 30, 2003 and are subject to change.

A WEAKER US DOLLAR HELPED PERFORMANCE
During the period, the US dollar's decline aided the performance of the fund's overseas stocks. When the dollar is weak, the value of overseas investments rises when they are converted into US dollars.

In managing the overseas portion of the fund, we made the biggest regional commitment to Asia. We favored Japan because stock prices were attractive and profit forecasts were optimistic. In Japan we emphasized internationally competitive companies, such as Canon and Olympus (2.1% and 0.5% of net assets, respectively). Outside Japan we focused on areas that have the potential to benefit from the outstanding Chinese economy, which has maintained a growth rate of between 7% and 9% over the past year. We had exposure in the United Kingdom but downplayed continental Europe where we believe economic growth could stall because of relatively high interest rates.

A MIXED ECONOMIC RECOVERY
Our outlook for the United States is more positive than it has been in the recent past. We believe monetary and fiscal stimuli, including low interest rates and proposed tax changes, have the potential to boost economic growth in the second half of 2003 and into 2004. Corporate profits appear to be improving, which bodes well for equities in general and growth stocks in particular.

The decline in the US dollar and a stronger euro should be positive for overseas investments. The weaker dollar will lower prices of Asian products manufactured in countries with currencies linked to the US dollar. In Europe, the euro's strength could result in lower interest rates and better economic growth. We expect a modest pickup in overseas economic growth in the months ahead.

/s/ Erik P. Gustafson      /s/ James M. McAlear

Erik P. Gustafson          James M. McAlear

Erik P. Gustafson is a senior vice president at Columbia Management Advisors, Inc., and co-manager of the fund. He has worked for the firm or its predecessors since 1992. James M. McAlear is a senior equity portfolio manager of Columbia Management Advisors, Inc., and is co-manager of the fund. He has worked for the firm or its predecessors since 1992.


 Top 5 sectors as of 4/30/03 (%)

[bar chart data]:

Health care                         16.8
Utilities                           16.8
Information technology              14.5
Industrials                         13.0
Consumer discretionary              12.2

Sector breakdowns are calculated as a percentage of net assets. There is no guarantee the fund will maintain these sector breakdowns in the future since it is actively managed.



Since the fund may invest a significant percentage of its total assets in a single issuer, it may have increased risk compared to a similar diversified fund. There are also specific risks involved when investing in foreign stocks, such as currency exchange rate fluctuations, economic change, instability of emerging countries and political developments.
The fund generally maintains a broader definition of utilities than many sector classifications. The fund's definition includes companies that manufacture, produce, generate, transmit, sell or distribute electricity, natural gas or other types of energy, water or other sanitary services. This definition also includes telecommunication companies, such as telephone, satellite, microwave, and other communications media. The fund may also invest in companies engaged in the manufacture and production of equipment utilized in the energy and telecommunications industries.

 INVESTMENT PORTFOLIO

April 30, 2003 (Unaudited)



COMMON STOCKS - 96.9%              SHARES         VALUE
-------------------------------------------------------
CONSUMER DISCRETIONARY - 12.2%
HOTELS, RESTAURANTS & LEISURE - 1.5%
Carnival Corp.                     50,000   $ 1,379,500
                                           ------------
HOUSEHOLD DURABLES - 2.5%
Koninklijke (Royal) Philips
   Electronics N.V.             40,900.00       762,324
Matsushita Electric Industrial
   Co., Ltd.                    98,000.00       781,827
Pioneer Corp.                   41,100.00       824,899
                                           ------------
                                              2,369,050
                                           ------------
MEDIA - 5.0%
British Sky Broadcasting Group
   PLC (a)                         21,600       224,058
Liberty Media Corp., Class A (a)  200,000     2,200,000
Omnicom Group, Inc.                25,000     1,547,500
Pearson PLC                        28,200       235,234
Reed Elsevier PLC                  29,900       238,654
VNU N.V.                            8,400       244,193
                                           ------------
                                              4,689,639
                                           ------------
MULTI-LINE RETAIL - 1.5%
Kohl's Corp. (a)                   25,000     1,420,000
                                           ------------
SPECIALTY RETAIL - 1.5%
Home Depot, Inc.                   50,000     1,406,500
                                           ------------
TEXTILES & APPAREL - 0.2%
LVMH Moet Hennessy Louis
   Vuitton SA                       4,900       214,217
                                           ------------

-------------------------------------------------------
CONSUMER STAPLES - 3.9%
BEVERAGES - 3.4%
Grupo Modelo SA de CV (a)         153,000       341,088
Heineken N.V.                      20,000       743,984
PepsiCo, Inc.                      50,000     2,164,000
                                           ------------
                                              3,249,072
                                           ------------
PERSONAL PRODUCTS - 0.5%
L'Oreal SA                          6,100       436,847
                                           ------------

-------------------------------------------------------
ENERGY - 2.6%
ENERGY EQUIPMENT & SERVICES - 1.9%
BJ Services Co. (a)                50,000     1,825,500
                                           ------------
OIL & GAS - 0.7%
ENI - Ente Nazionale
   Idvocaburi S.p.A                48,000       685,351
                                           ------------

-------------------------------------------------------
FINANCIALS - 8.5%
BANKS - 2.9%
Banco Popular Espanol SA           14,900       723,697
Banco Santander Central
   Hispano SA                      27,500       216,464
Barclays PLC                       35,200       243,374



                                   SHARES         VALUE
-------------------------------------------------------
Credit Agricole SA                  8,600    $  158,562
Credit Lyonnais SA                  2,500       155,276
HDFC Bank Ltd., ADR                50,000       819,000
Standard Chartered PLC             40,200       448,827
                                           ------------
                                              2,765,200
                                           ------------
DIVERSIFIED FINANCIAL SERVICES - 3.6%
Citigroup, Inc.                    50,000     1,962,500
ING Groep N.V.                     13,500       219,623
Merrill Lynch & Co., Inc.          30,000     1,231,500
                                           ------------
                                              3,413,623
                                           ------------
INSURANCE - 2.0%
American International Group, Inc. 30,000     1,738,500
Converium Holding AG                4,000       180,845
                                           ------------
                                              1,919,345
                                           ------------

-------------------------------------------------------
HEALTH CARE - 16.8%
BIOTECHNOLOGY - 2.6%
Amgen Inc. (a)                     25,000     1,532,750
Medimmune Inc. (a)                 25,000       881,750
                                           ------------
                                              2,414,500
                                           ------------
HEALTH CARE EQUIPMENT & SUPPLIES - 3.9%
Medtronic, Inc.                    40,000     1,909,600
Olympus Optical Co., Ltd.          27,000       468,214
Smith & Nephew PLC                200,000     1,334,824
                                           ------------
                                              3,712,638
                                           ------------
PHARMACEUTICALS - 10.3%
Dr. Reddy's Laboratories Ltd.,
   ADR                             50,000       945,000
Novartis AG, Registered Shares     20,000       789,813
Pfizer, Inc.                       80,000     2,460,000
Ranbaxy Laboratories Ltd.          32,600       506,930
Sanofi-Synthelabo SA               11,146       666,122
Sawai Pharmaceutic Co., Ltd.        4,600       111,253
Schering AG                        10,000       446,681
Takeda Chemical Industries Ltd.    28,000     1,027,544
Teva Pharmaceuticals Industries
   Ltd., ADR                       28,600     1,335,620
Watson Pharmaceuticals, Inc. (a)   50,000     1,453,500
                                           ------------
                                              9,742,463
                                           ------------

-------------------------------------------------------
INDUSTRIALS - 13.0%
AEROSPACE & DEFENSE - 3.0%
L-3 Communications Holdings,
   Inc. (a)                        25,000     1,110,000
Lockheed Martin Corp.              35,000     1,751,750
                                           ------------
                                              2,861,750
                                           ------------
COMMERCIAL SERVICES & SUPPLIES - 1.7%
Paychex, Inc.                      50,000     1,557,000
                                           ------------
INDUSTRIAL CONGLOMERATES - 2.4%
General Electric Co.               70,000     2,061,500
Smith Group                        21,100       225,791
                                           ------------
                                              2,287,291
                                           ------------





See notes to investment portfolio.

April 30, 2003 (Unaudited)



COMMON STOCKS (CONTINUED)          SHARES         VALUE
-------------------------------------------------------
INDUSTRIALS (CONTINUED)
TRANSPORTATION INFRASTRUCTURE - 5.9%
Acesa Infraestructuras SA         172,600   $ 2,248,265
Brisa-Auto Estradas de
   Portugal SA                    200,000     1,080,085
Jiangsu Expressway Co., Ltd.,
   Class H                      3,342,000     1,124,848
Zhejiang Expressway Co., Ltd.,
   Class H                      2,959,000     1,128,730
                                           ------------
                                              5,581,928
                                           ------------

-------------------------------------------------------
INFORMATION TECHNOLOGY - 14.5%
COMMUNICATIONS EQUIPMENT - 3.8%
Cisco Systems, Inc. (a)           125,000     1,880,000
Nokia Oyj, ADR                    100,000     1,657,000
                                           ------------
                                              3,537,000
                                           ------------
COMPUTERS & PERIPHERALS - 1.5%
EMC Corp. (a)                     150,000     1,363,500
                                           ------------
INFORMATION TECHNOLOGY CONSULTING & SERVICES - 0.1%
Indra Sistemas SA                  13,200       113,644
                                           ------------
OFFICE ELECTRONICS - 2.1%
Canon, Inc.                        48,000     1,942,895
                                           ------------

SEMICONDUCTOR EQUIPMENT & PRODUCTS - 3.0%
Maxim Integrated Products, Inc.    25,000       982,250
Samsung Electronics Co., Ltd.,
   GDR (b)                          5,500       687,500
Taiwan Semiconductor
   Manufacturing Co., Ltd (a)      34,540       289,100
Texas Instruments, Inc.            50,000       924,500
                                           ------------
                                              2,883,350
                                           ------------
SOFTWARE - 4.0%
Microsoft Corp.                   100,000     2,557,000
Oracle Corp. (a)                  100,000     1,188,000
                                           ------------
                                              3,745,000
                                           ------------

-------------------------------------------------------
MATERIALS - 1.4%
CHEMICALS - 0.4%
Shin-Etsu Chemical Co., Ltd.       13,300       398,732
                                           ------------

METALS & MINING - 0.7%
BHP Billiton Ltd.                 114,600       648,785
                                           ------------

PAPER & FOREST PRODUCTS - 0.3%
Upm Kymmene Oyj                    16,600       243,142
                                           ------------

-------------------------------------------------------
TELECOMMUNICATION SERVICES - 7.2%
DIVERSIFIED TELECOMMUNICATION - 4.9%
AT&T Corp.                         75,000     1,278,750





                                   SHARES         VALUE
-------------------------------------------------------
SBC Communications, Inc.           50,000   $ 1,168,000
Telefonos de Mexico SA de CV,
   ADR (a)                         58,800       651,526
Verizon Communications, Inc.       40,000     1,495,200
                                           ------------
                                              4,593,476
                                           ------------
WIRELESS TELECOMMUNICATION SERVICES - 2.3%
NTT DoCoMo, Inc.                      460       950,286
Vodafone Group PLC                614,000     1,212,922
                                           ------------
                                              2,163,208
                                           ------------

-------------------------------------------------------
UTILITIES - 16.8%
ELECTRIC UTILITIES - 5.8%
Beijing Datang Power Generation
   Co., Ltd., Class H           3,578,000     1,410,730
Huaneng Power International,
   Inc., Class H                1,364,000     1,294,209
Scottish and Southern Energy
   PLC                            125,000     1,285,638
Southern Co.                       50,000     1,454,500
                                           ------------
                                              5,445,077
                                           ------------
GAS UTILITIES - 8.3%
Enagas SA                         129,100       936,810
Hong Kong and China Gas Co.,
   Ltd.                         1,084,000     1,278,720
Kinder Morgan Energy Partners,
   L.P.                            50,000     2,351,000
Snam Rete Gas S.p.A.              359,600     1,306,724
Tokyo Gas Co., Ltd.               399,000     1,300,067
Xinao Gas Holdings Ltd. (a)     2,500,000       628,281
                                           ------------
                                              7,801,602
                                           ------------
MULTI-UTILITIES - 0.9%
National Grid Group PLC           125,000       821,768
                                           ------------
WATER UTILITIES - 1.8%
Severn Trent PLC (a)              150,000     1,715,517
                                           ------------

TOTAL COMMON STOCKS
   (cost of $93,069,736)                     91,348,110
                                           ------------

SHORT-TERM OBLIGATION - 3.0%          PAR
-------------------------------------------------------
Repurchase agreement with State
  Street Bank & Trust Co.,
  dated 04/30/03, due 05/01/03
  at 1.230%, collateralized by
  U.S. Treasury Bonds and
  Notes with various maturities
  to 11/15/08, market value
  $2,920,200 (repurchase
  proceeds $2,857,098)
  (cost of $2,857,000)         $2,857,000     2,857,000
                                           ------------




See notes to investment portfolio.

April 30, 2003 (Unaudited)


                                                  VALUE
-------------------------------------------------------
TOTAL INVESTMENTS - 99.9%
   (cost of $95,926,736) (c)                $94,205,110
                                           ------------

OTHER ASSETS & LIABILITIES, NET - 0.1%           95,986
-------------------------------------------------------
NET ASSETS - 100.0%                         $94,301,096
                                           ============

NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------
(a) Non-income producing.
(b) This security is exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2003, the value of this security amounted to $687,500, which represents 0.7% of net assets.
(c) Cost for both financial statement and federal income tax purposes is the same.


SUMMARY OF SECURITIES                      % OF TOTAL
BY COUNTRY                        VALUE   INVESTMENTS
--------------------------------------------------------
United States              $49,713,550             52.8%
United Kingdom                7,986,610             8.5
Japan                         7,805,720             8.3
China                         4,958,517             5.3
Spain                         4,890,407             5.2
India                         2,270,930             2.4
Italy                         1,992,075             2.1
Netherlands                   1,970,124             2.1
Hong Kong                     1,907,002             2.0
Finland                       1,900,142             2.0
France                        1,631,015             1.7
Panama                        1,379,500             1.5
Israel                        1,335,620             1.4
Portugal                      1,080,085             1.1
Switzerland                     970,659             1.0
South Korea                     687,500             0.7
Australia                       648,785             0.7
Germany                         446,681             0.5
Mexico                          341,088             0.4
Taiwan                          289,100             0.3
                            -----------           ------
                            $94,205,110           100.0%
                            -----------           ------

Certain securities are listed by country of underlying exposure but may trade predominately on other exchanges.


           ACRONYM                NAME
        -----------   -----------------------------
             ADR       American Depositary Receipt
             GDR        Global Depositary Receipt



See notes to financial statements.

 STATEMENT OF ASSETS AND LIABILITIES

April 30, 2003 (Unaudited)



ASSETS:
Investments, at cost                       $ 95,926,736
                                          -------------
Investments, at value                      $ 94,205,110
Cash                                              1,006
Foreign currency (cost of $62,377)               62,470
Receivable for:
   Fund shares sold                              19,284
   Interest                                          98
   Dividends                                    318,858
Deferred Trustees' compensation plan              9,026
Other assets                                      1,690
                                          -------------
     Total Assets                            94,617,542
                                          -------------
LIABILITIES:
Payable for:
   Investments purchased                        108,413
   Fund shares repurchased                       97,739
   Management fee                                32,282
   Administration fee                            20,642
   Transfer agent fee                             2,086
   Pricing and bookkeeping fees                   9,188
   Audit fee                                     12,601
   Custody fee                                   12,885
Deferred Trustees' fee                            9,026
Other liabilities                                11,584
                                          -------------
     Total Liabilities                          316,446
                                          -------------
NET ASSETS                                 $ 94,301,096
                                          =============
COMPOSITION OF NET ASSETS:
Paid-in capital                            $130,008,111
Accumulated net investment loss                 (40,321)
Accumulated net realized loss               (33,954,925)
Net unrealized appreciation
(depreciation) on:
   Investments                               (1,721,626)
   Foreign currency translations                  9,857
                                          -------------
NET ASSETS                                 $ 94,301,096
                                          =============
CLASS A:
Net assets                                 $ 74,590,881
Shares outstanding                            8,553,943
                                          -------------
Net asset value per share                  $       8.72(a)
                                          =============
Maximum offering price per share
   ($8.72/0.9425)                          $       9.25(b)
                                          =============
CLASS B:
Net assets                                 $ 18,821,691
Shares outstanding                            2,219,408
                                          -------------
Net asset value and offering
   price per share                         $       8.48(a)
                                          =============
CLASS C:
Net assets                                 $    888,524
Shares outstanding                              104,798
                                          -------------
Net asset value and offering
      price per share                      $       8.48(a)
                                          =============

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.




 STATEMENT OF OPERATIONS

For the Six Months Ended
April 30, 2003 (Unaudited)


INVESTMENT INCOME:
Dividends                                    $  896,825
Interest                                         21,292
                                          -------------
Total Investment Income (net of foreign
   taxes withheld of $53,755)                   918,117
                                          -------------
EXPENSES:
Management fee                                  190,524
Administration fee                              119,078
Distribution fee:
   Class B                                       72,500
   Class C                                        3,292
Service fee:
   Class A                                       93,814
   Class B                                       24,167
   Class C                                        1,097
Pricing and bookkeeping fees                     23,840
Transfer agent fee                              332,134
Trustees' fee                                     5,431
Custody fee                                      25,674
Other expenses                                   50,831
                                          -------------
   Total Expenses                               942,382
Custody earnings credit                             (72)
                                          -------------
   Net Expenses                                 942,310
                                          -------------
Net Investment Loss                             (24,193)
                                          -------------

NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY:
Net realized loss on:
   Investments                               (6,272,076)
   Foreign currency transactions                (59,934)
                                          -------------
     Net realized loss                       (6,332,010)
                                          -------------
Net change in unrealized
   appreciation/depreciation on:
   Investments                               13,018,155
   Foreign currency translations                  6,196
                                          -------------
     Net change in unrealized
       appreciation/depreciation             13,024,351
                                          -------------
Net Gain                                      6,692,341
                                          -------------

Net Increase in Net Assets
   from Operations                         $  6,668,148
                                          =============




See notes to financial statements.

 STATEMENT OF CHANGES IN NET ASSETS


                                (UNAUDITED)
                                SIX MONTHS     YEAR
                                   ENDED       ENDED
INCREASE (DECREASE)              APRIL 30,  OCTOBER 31,
IN NET ASSETS:                     2003        2002
-------------------------------------------------------

OPERATIONS:
Net investment income
   (loss)                      $  (24,193)    $  4,009
Net realized loss on
   investments and foreign
   currency transactions       (6,332,010) (27,188,829)
Net change in unrealized
   appreciation/depreciation
   on investments and foreign
   currency translations       13,024,351   (4,290,936)
                             ------------ ------------
Net Increase (Decrease)
   from Operations              6,668,148  (31,475,756)
                             ------------ ------------
SHARE TRANSACTIONS:
Class A:
   Subscriptions               10,592,568  124,485,406
   Redemptions                (20,529,470)(148,922,569)
                             ------------ ------------
     Net Decrease              (9,936,902) (24,437,163)
                             ------------ ------------
Class B:
   Subscriptions                  991,636    3,678,735
   Redemptions                 (3,782,002) (14,572,284)
                             ------------ ------------
     Net Decrease              (2,790,366) (10,893,549)
                             ------------ ------------
Class C:
   Subscriptions                  875,576    1,086,544
   Redemptions                 (1,094,611)  (1,432,820)
                             ------------ ------------
     Net Decrease                (219,035)    (346,276)
                             ------------ ------------
Net Decrease from
   Share Transactions         (12,946,303) (35,676,988)
                             ------------ ------------
Total Decrease in Net Assets   (6,278,155) (67,152,744)
NET ASSETS:
Beginning of period           100,579,251  167,731,995
                             ------------ ------------
End of period (including
   accumulated net
   investment loss of
   $(40,321) and $(16,128),
   respectively)             $ 94,301,096 $100,579,251
                             ============ ============





                                (UNAUDITED)
                                SIX MONTHS     YEAR
                                   ENDED       ENDED
                                 APRIL 30,  OCTOBER 31,
                                   2003        2002
------------------------------------------------------

CHANGES IN SHARES:
Class A:
   Subscriptions                1,257,147   13,311,508
   Redemptions                 (2,462,356) (15,900,728)
                             ------------ ------------
     Net Decrease              (1,205,209)  (2,589,220)
                             ------------ ------------

Class B:
   Subscriptions                  122,312      406,464
   Redemptions                   (465,850)  (1,580,096)
                             ------------ ------------
   Net Decrease                  (343,538)  (1,173,632)
                             ------------ ------------

Class C:
   Subscriptions                  108,138      133,068
   Redemptions                   (134,731)    (168,057)
                             ------------ ------------
     Net Decrease                 (26,593)     (34,989)
                             ------------ ------------





See notes to financial statements.

 NOTES TO FINANCIAL STATEMENTS

April 30, 2003 (Unaudited)



NOTE 1. ACCOUNTING POLICIES

ORGANIZATION:

Liberty Newport Global Equity Fund (the "Fund"), a series of Liberty Funds Trust III (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment goal is to seek long-term growth by investing primarily in global equities. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares: Class A, Class B and Class C. Class A shares are sold with a front-end sales charge. A 1.00% contingent deferred sales charge ("CDSC") is assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to a CDSC. Class B shares will convert to Class A shares in three, four or eight years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a CDSC on redemptions made within one year after purchase.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS:

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at the current quoted bid price.

Forward currency contracts are valued based on the weighted value of exchange-traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. In certain countries, the Fund may hold investments for which market quotations are not readily available or quotations which management believes are not appropriate. Such investments are valued at fair value under procedures approved by the Board of Trustees.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities and such exchange rates occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS:

All income, expenses (other than Class A, Class B and Class C service fees and Class B and Class C distribution fees), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class A, Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the service fee applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES:

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders, therefore no federal income tax has been accrued.

April 30, 2003 (Unaudited)




DISTRIBUTIONS TO SHAREHOLDERS:

Distributions to shareholders are recorded on the ex-date.

FOREIGN CURRENCY TRANSACTIONS:

Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

FORWARD CURRENCY CONTRACTS:

The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER:

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of non-reclaimable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEDERAL TAX INFORMATION

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

The following capital loss carryforwards, determined as of October 31, 2002, are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

         YEAR OF      CAPITAL LOSS
       EXPIRATION     CARRYFORWARD
        ---------     ------------
          2007        $26,324,565
          2008          1,298,350
                       ----------
                      $27,622,915
                       ----------

NOTE 3. FEES AND COMPENSATION
PAID TO AFFILIATES

MANAGEMENT FEE:

Columbia Management Advisors, Inc. ("Columbia"), an indirect, wholly-owned subsidiary of FleetBoston Financial Corporation, is the investment advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on the Fund's average daily net assets as follows:

      AVERAGE DAILY NET ASSETS  ANNUAL FEE RATIO
     -------------------------  ----------------
       First $1 billion               0.40%
       Over $1 billion                0.35%

April 30, 2003 (Unaudited)



On April 1, 2003, Newport Fund Management, Inc., the previous advisor to the Fund and Colonial Management Associates, Inc., the previous Administrator to the Fund, merged into Columbia. At the time of the merger, Columbia assumed the obligations of those companies with respect to the Fund. The merger did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund to Columbia.

ADMINISTRATION FEE:

Columbia provides accounting and other services and office facilities for a monthly fee equal to 0.25% annually of the Fund's average daily net assets.

PRICING AND BOOKKEEPING FEES:

Columbia is also responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Bank and Trust Company ("State Street"). Columbia pays fees to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. For the six months ended April 30, 2003, the annualized net asset based fee rate was 0.037%. The Fund also pays out-of-pocket costs for pricing services.

TRANSFER AGENT FEE:

Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services for a monthly fee equal to 0.06% annually of the Fund's average daily net assets plus charges based on the number of shareholder accounts and transaction. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES:

Liberty Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the Fund's principal underwriter. For the six months ended April 30, 2003, the Fund has been advised that the Distributor retained net underwriting discounts of $1,841 on sales of the Fund's Class A shares and received CDSC of $7,093, $35,237 and $108 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan), which requires the payment of a monthly service fee to the Distributor equal to 0.25% annually of the average daily net assets attributable to Class A, Class B and Class C shares as of the 20th of each month. The Plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the average daily net assets attributable to Class B and Class C shares only.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

OTHER:

The Fund pays no compensation to its officers, all of whom are employees of Columbia or its affiliates.

The Fund's Independent Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $72 of custody fees were reduced by balance credits for the six months ended April 30, 2003. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

NOTE 4. PORTFOLIO INFORMATION

INVESTMENT ACTIVITY:

For the six months ended April 30, 2003, purchases and sales of investments, other than short-term obligations, were $40,681,840 and $52,739,509, respectively.

Unrealized appreciation (depreciation) at April 30, 2003, based on cost of investments for federal income tax purposes, was:

     Gross unrealized appreciation        $ 7,835,659
     Gross unrealized depreciation         (9,557,285)
                                          -----------
     Net unrealized depreciation          $(1,721,626)
                                          ===========

April 30, 2003 (Unaudited)




OTHER:

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

NOTE 5. LINE OF CREDIT

The Fund and other affiliated funds participate in a $350,000,000 credit facility which is used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to the Fund based on its borrowings. In addition, the Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. Prior to April 26, 2003, the Fund participated in a separate credit agreement with similar terms to its existing agreement. No amounts were borrowed under this facility for the six months ended April 30, 2003.

 FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period is as follows:

                                            (UNAUDITED)
                                            SIX MONTHS
                                               ENDED                          YEAR ENDED OCTOBER 31,
                                              APRIL 30, ----------------------------------------------------------------
CLASS A SHARES                                 2003          2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
   BEGINNING OF PERIOD                        $  8.12      $ 10.36       $ 16.51      $ 16.85      $ 14.92      $ 13.72
                                              -------      -------       -------      -------      -------      -------
INCOME FROM INVESTMENT
   OPERATIONS:
Net investment income (a)                        0.01         0.02          0.03         0.04         0.20(b)      0.24(b)
Net realized and unrealized gain (loss)
   on investments and foreign currency           0.59        (2.26)        (4.04)        1.34         2.47         2.13
                                              -------      -------       -------      -------      -------      -------
   Total from Investment Operations              0.60        (2.24)        (4.01)        1.38         2.67         2.37
                                              -------      -------       -------      -------      -------      -------
LESS DISTRIBUTIONS DECLARED
   TO SHAREHOLDERS:
From net investment income                         --           --            --        (0.01)       (0.16)       (0.25)
From net realized gains                            --           --         (2.12)       (1.71)       (0.58)       (0.92)
In excess of net realized gains                    --           --         (0.02)          --           --           --
                                              -------      -------       -------      -------      -------      -------
   Total Distributions Declared
     to Shareholders                               --           --         (2.14)       (1.72)       (0.74)       (1.17)
                                              -------      -------       -------      -------      -------      -------
NET ASSET VALUE,
   END OF PERIOD                              $  8.72      $  8.12       $ 10.36      $ 16.51      $ 16.85      $ 14.92
                                              =======      =======       =======      =======      =======      =======
Total return (c)                                7.39%(d)  (21.62)%      (27.50)%        7.89%       18.31%       18.09%
                                              =======      =======       =======      =======      =======      =======
RATIOS TO AVERAGE NET ASSETS/
   SUPPLEMENT DATA:
Expenses (e)                                    1.82%(f)     1.57%         1.39%        1.23%(g)     1.33%(b)     1.30%(b)
Net investment income (e)                       0.11%(f)     0.17%         0.26%        0.20%(g)     1.21%(b)     1.58%(b)
Portfolio turnover rate                           44%(d)       59%           84%          63%          43%          48%(h)
Net assets, end of period (000's)            $ 74,591     $ 79,227      $127,953     $169,701     $174,521     $165,566

(a) Per share data was calculated using average shares outstanding during the period.
(b) Per share amounts and ratios reflect income and expenses inclusive of the Fund's proportionate share of the income and expenses of LFC Utilities Trust prior to the termination of the master/feeder fund structure on February 26, 1999.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d)  Not annualized.
(e) The benefits derived from custody credits and direct brokerage arrangements, if applicable, had an impact of less than 0.01%.
(f)  Annualized.
(g) During the year ended October 31, 2000, the Fund experienced a one-time reduction in its expenses of 0.04% as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the accrual rate at which expenses were incurred throughout the year without the reduction.
(h)  Portfolio turnover disclosed is for LFC Utilities Trust.

Selected data for a share outstanding throughout each period is as follows:


                                            (UNAUDITED)
                                            SIX MONTHS
                                               ENDED                         YEAR ENDED OCTOBER 31,
                                              APRIL 30, ----------------------------------------------------------------
CLASS B SHARES                                 2003          2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
   BEGINNING OF PERIOD                        $  7.93      $ 10.19       $ 16.39      $ 16.84      $ 14.91      $ 13.72
                                              -------      -------       -------      -------      -------      -------
INCOME FROM INVESTMENT
   OPERATIONS:
Net investment income (loss) (a)                (0.03)       (0.05)        (0.06)       (0.09)        0.07(b)      0.12(b)
Net realized and unrealized gain (loss)
   on investments and foreign currency           0.58        (2.21)        (4.00)        1.33         2.48         2.13
                                              -------      -------       -------      -------      -------      -------
   Total from Investment Operations              0.55        (2.26)        (4.06)        1.24         2.55         2.25
                                              -------      -------       -------      -------      -------      -------
LESS DISTRIBUTIONS DECLARED
   TO SHAREHOLDERS:
From net investment income                         --           --            --        (0.01)       (0.04)       (0.14)
From net realized gains                            --           --         (2.12)       (1.68)       (0.58)       (0.92)
In excess of net realized gains                    --           --         (0.02)          --           --           --
                                              -------      -------       -------      -------      -------      -------
   Total Distributions Declared
     to Shareholders                               --           --         (2.14)       (1.69)       (0.62)       (1.06)
                                              -------      -------       -------      -------      -------      -------
NET ASSET VALUE,
   END OF PERIOD                              $  8.48      $  7.93       $ 10.19      $ 16.39      $ 16.84      $ 14.91
                                              =======      =======       =======      =======      =======      =======
Total return (c)                                6.94%(d)  (22.18)%      (28.08)%        6.97%       17.50%       17.12%
                                              =======      =======       =======      =======      =======      =======
RATIOS TO AVERAGE NET ASSETS/
   SUPPLEMENT DATA:
Expenses (e)                                    2.57%(f)     2.32%         2.14%        1.98%(g)     2.08%(b)     2.05%(b)
Net investment income (loss) (e)              (0.64)%(f)   (0.58)%       (0.49)%      (0.55)%(g)     0.46%(b)     0.83%(b)
Portfolio turnover rate                           44%(d)       59%           84%          63%          43%          48%(h)
Net assets, end of period (000's)            $ 18,822     $ 20,311      $ 38,083     $ 15,405      $ 7,594      $ 4,957

(a) Per share data was calculated using average shares outstanding during the period.
(b) Per share amounts and ratios reflect income and expenses inclusive of the Fund's proportionate share of the income and expenses of LFC Utilities Trust prior to the termination of the master/feeder fund structure on February 26, 1999.
(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(d)  Not annualized.
(e) The benefits derived from custody credits and direct brokerage arrangements, if applicable, had an impact of less than 0.01%.
(f)  Annualized.
(g) During the year ended October 31, 2000, the Fund experienced a one-time reduction in its expenses of 0.04% as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the accrual rate at which expenses were incurred throughout the year without the reduction.
(h)  Portfolio turnover disclosed is for LFC Utilities Trust.

Selected data for a share outstanding throughout each period is as follows:


                                            (UNAUDITED)
                                            SIX MONTHS
                                               ENDED                           YEAR ENDED OCTOBER 31,
                                              APRIL 30, ----------------------------------------------------------------
CLASS C SHARES                                 2003          2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
   BEGINNING OF PERIOD                        $  7.93      $ 10.20       $ 16.40      $ 16.84      $ 14.92      $ 13.72
                                              -------      -------       -------      -------      -------      -------
INCOME FROM INVESTMENT
   OPERATIONS:
Net investment income (loss) (a)                (0.03)       (0.05)        (0.06)       (0.09)        0.07(b)      0.12(b)
Net realized and unrealized gain (loss)
   on investments and foreign currency           0.58        (2.22)        (4.00)        1.34         2.47         2.14
                                              -------      -------       -------      -------      -------      -------
   Total from Investment Operations              0.55        (2.27)        (4.06)        1.25         2.54         2.26
                                              -------      -------       -------      -------      -------      -------
LESS DISTRIBUTIONS DECLARED
   TO SHAREHOLDERS:
From net investment income                         --           --            --        (0.01)       (0.04)       (0.14)
From net realized gains                            --           --         (2.12)       (1.68)       (0.58)       (0.92)
In excess of net realized gains                    --           --         (0.02)          --           --           --
                                              -------      -------       -------      -------      -------      -------
   Total Distributions Declared
     to Shareholders                               --           --         (2.14)       (1.69)       (0.62)       (1.06)
                                              -------      -------       -------      -------      -------      -------
NET ASSET VALUE,
   END OF PERIOD                              $  8.48      $  7.93       $ 10.20      $ 16.40      $ 16.84      $ 14.92
                                              =======      =======       =======      =======      =======      =======
Total return (c)                                6.94%(d)  (22.25)%      (28.06)%        7.03%       17.42%       17.20%
                                              =======      =======       =======      =======      =======      =======
RATIOS TO AVERAGE NET ASSETS/
   SUPPLEMENT DATA:
Expenses (e)                                    2.57%(f)     2.32%         2.14%        1.98%(g)     2.08%(b)     2.05%(b)
Net investment income (loss) (e)              (0.64)%(f)   (0.58)%       (0.49)%      (0.55)%(g)     0.46%(b)     0.83%(b)
Portfolio turnover rate                           44%(d)       59%           84%          63%          43%          48%(h)
Net assets, end of period (000's)             $   889      $ 1,041       $ 1,696      $ 1,030      $ 1,191        $ 970

(a) Per share data was calculated using average shares outstanding during the period.
(b) Per share amounts and ratios reflect income and expenses inclusive of the Fund's proportionate share of the income and expenses of LFC Utilities Trust prior to the termination of the master/feeder fund structure on February 26, 1999.
(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(d)  Not annualized.
(e) The benefits derived from custody credits and direct brokerage arrangements, if applicable, had an impact of less than 0.01%.
(f)  Annualized.
(g) During the year ended October 31, 2000, the Fund experienced a one-time reduction in its expenses of 0.04% as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the accrual rate at which expenses were incurred throughout the year without the reduction.
(h)  Portfolio turnover disclosed is for LFC Utilities Trust.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

 TRANSFER AGENT

Important Information About This Report

The Transfer Agent for Liberty Newport Global Equity Fund is:

Liberty Funds Services, Inc.
P.O. Box 8081
Boston, MA  02266-8081

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call Shareholder Services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty Newport Global Equity Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Liberty Funds Performance Update.

Semiannual Report:
Liberty Newport Global Equity Fund

Liberty Newport Global Equity Fund  SEMIANNUAL REPORT, APRIL 30, 2003


                                                                     PRSRT STD
                                                                   U.S. POSTAGE
                                                                       PAID
                                                                   HOLLISTON, MA
                                                                   PERMIT NO. 20

[eagle head logo]

LibertyFunds

A Member of Columbia Managment Group

(C)2003 Liberty Funds Distributor, Inc.
A Member of Columbia Management Group
One Financial Center, Boston, MA 02111-2621




                                                733-03/986N-0503 (06/03) 03/1616

                               LIBERTY CONTRARIAN
                                   INCOME FUND
                                Semiannual Report
                                 April 30, 2003



[photo of woman standing by window]



                      ELIMINATE CLUTTER IN TWO EASY STEPS.
                        POINT. CLICK. LIBERTY EDELIVERY.




          For more information about receiving your shareholder reports electronically, call us at 800-345-6611. To sign up for eDelivery, visit us online at www.libertyfunds.com.

                               LIBERTY CONTRARIAN
                                   INCOME FUND
                                Semiannual Report
                                 April 30, 2003



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                      ELIMINATE CLUTTER IN TWO EASY STEPS.
                        POINT. CLICK. LIBERTY EDELIVERY.


              To sign up for eDelivery, go to www.icsdelivery.com

President's Message


[photo of Joseph R. Palombo]


Dear Shareholder:

During the six-month period ended April 30, 2003, the US bond market continued to reward investors with solid returns. Bonds reported gains across all sectors as interest rates declined. However, leadership rotated from higher quality bonds, which were the top performers in the previous period, to lower quality bonds.

Corporate and high-yield bonds rebounded as investors became more willing to take on risk, as prices became more attractive and as companies cleaned up their balance sheets in the wake of last year's accounting scandals. For a more detailed discussion of the events of the period and the performance of the fund, see the Portfolio Managers' Report, that follows this letter. As always, thank you for your investment in Liberty Funds.

Sincerely,

/s/ Joseph R. Palombo

Joseph R. Palombo
President





MEET THE NEW PRESIDENT

Joseph R. Palombo, president and chairman of the Board of Trustees for Liberty Funds, Inc., is also chief operating officer and executive vice president of Columbia Management. Mr. Palombo has over 19 years of experience in the financial services industry. Prior to joining Columbia Management, he was chief operating officer and chief compliance officer for Putnam Mutual Funds. Prior to that, he was a partner at Coopers & Lybrand. Mr. Palombo received his degree in economics/accounting from the College of the Holy Cross, where he was a member of Phi Beta Kappa. He earned his master's degree in taxation from Bentley College and participated in the Executive Program at the Amos B. Tuck School at Dartmouth College.



Net asset value per share as of 04/30/03 ($)
         Class A               11.11
         Class B               11.21
         Class C               11.18
         Class I               11.04
         Class Z               11.03


Income distributions declared per share
11/1/02 - 04/30/03 ($)
         Class A                0.18
         Class B                0.14
         Class C                0.14
         Class I                0.20
         Class Z                0.19



NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE


Economic and market conditions change frequently. There is no assurance that trends described in this report will continue or commence.

Portfolio Managers' Report - Liberty Contrarian Income Fund


Top issuers as of 4/30/03 (%)

U.S. Treasury Notes                       27.2
American Express                           2.1
SLM Corp.                                  2.1
Kraft Foods                                2.0
International Lease Finance                1.9
International Business Machines            1.6
Pitney Bowes                               1.6
Credit Suisse First Boston                 1.6
Alcan                                      1.5
International Paper Co.                    1.4


Top Sectors as of 4/30/03 (%)

Corporate bonds                           68.6
U.S. Treasury Notes                       27.2
Other                                      2.8
Mortgage-backed securities                 1.4


Maturity Breakdown as of 4/30/03 (%)

< 1 year                                   7.0
1-3 years                                 43.4
3-5 years                                 21.9
5-7 years                                  7.9
7-10 years                                19.1
> 10 years                                 0.7

Portfolio holding breakdowns are calculated as a percentage of net assets. There is no guarantee the fund will continue to maintain these holdings in the future since it is actively managed.



Liberty Contrarian Income Fund seeks to provide shareholders with the highest level of current income consistent with preservation of capital. The managers invest at least 65% of total assets in US government debt securities, investment grade corporate bonds and cash equivalents. The managers follow a basic contrarian approach to investing.

For the six-month period that ended April 30, 2003, Liberty Contrarian Income Fund class A shares returned 3.35% without sales charge. The fund did not perform as well as its benchmark, the Lehman Brothers Government/Credit Bond Index, which returned 5.52%. The portfolio's defensive posture and slightly shorter duration--a measure of its sensitivity to changing interest rates--accounted for its lagging performance.

MARKET UNEASINESS REMAINS
Although bonds delivered positive returns during the six-month period, the investment climate was challenging. War in Iraq and heightened military tensions elsewhere in the world combined with slow economic growth to weaken investor confidence. The environment made it especially difficult to gauge economic fundamentals and their impact on the strength of the economy and the direction of interest rates.

HIGH QUALITY BONDS LAG LOWER-RATED ISSUES
Anticipating a modest increase in economic growth, higher inflation, and slightly rising interest rates, we took a more defensive posture in the fund--buying issues, sectors and certain types of instruments that we believe would benefit most in this type of environment. By positioning the fund for a modest rebound, we also maintained a shorter average duration compared with our benchmark. Duration is a measure of interest rate sensitivity. Generally, prices on shorter duration securities decline less than bonds with longer durations as interest rates rise. Conversely, shorter duration bond prices also rise less than longer duration bond prices when interest rates fall. Finally, in our effort to manage risk, we tended to focus on higher quality, lower risk securities that are consistent with the fund's goal. As a result, the portfolio did not participate in the strong price appreciation experienced by lower and non-rated corporate bonds during a period when interest rates continued to decline.

A FOCUS ON CORPORATE BONDS
During the six-month period, we slightly increased our exposure to corporate bonds.

Credit ratings as of 4/30/03 (%)

AAA                                       32.3
AA                                         8.0
AA-                                        8.4
A+                                        15.7
A                                         14.1
A-                                         6.9
BBB+                                       8.9
BBB                                        5.1
BBB-                                       0.5
BB-                                        0.1

Credit ratings are calculated as a percentage of total investments. There is no guarantee the fund will maintain these breakdowns in the future since it is actively managed.





More significant, and as a part of our overall defensive strategy, we altered the composition of the corporate holdings and took positions in "floating rate" securities--instruments that provide a level of protection against rising interest rates.

For the period ended April 30, 2003, approximately 15% of the corporate bonds within the portfolio were invested in floating rate notes--a position we expect to maintain going forward. Capitalizing on opportunities in the corporate bond market, we purchased floating rate notes across several different industries. In the manufacturing sector, we added General Electric Capital and in Financial services sector we added American Express, Credit Suisse First Boston USA, and SLM Corporation (2.0%, 2.1%, 1.6%, and 2.1% of net assets, respectively), a leading provider of educational loans. In the food and beverage sector, we purchased Kraft Foods (2.0% of net assets), the nation's number one food company.1

POISED FOR RECOVERY
We believe that underlying economic prospects indicate a modest recovery in the coming months. Continued low interest rates, significant refinancing activity and strong housing demand are presently some notable positives for our economy. Over time, we anticipate increasing consumer confidence and more robust economic activity to push bond prices lower. In light of our outlook, we believe that the fund's focus on selecting high quality bonds combined with our defensive strategy may provide the potential needed to benefit shareholders in the months ahead.

/s/ Garth R. Nisbet

Garth R. Nisbet


/s/ Paul C. Rocheleau

Paul C. Rocheleau


Garth R. Nisbet, CFA and Paul C. Rocheleau are co-portfolio managers of the fund. Garth Nisbet is chief investment officer and joined Crabbe Huson Group Inc. (the advisor) in 1995. Paul Rocheleau joined the advisor in 1992.



An investment in the fund offers attractive income and total return opportunities but also involves certain risks. The value of an investment in the fund will fluctuate with changes in interest rates.


--------------
1  Holdings are disclosed as of April 30, 2003 and are subject  to change.

Performance Information - Liberty Contrarian Income Fund


Value of a $10,000 investment 4/30/93 - 4/30/03


Performance of a $10,000 investment
4/30/93 - 4/30/03 ($)

              without     with
               sales      sales
               charge    charge
----------------------------------
 Class A      19,067      18,161
----------------------------------
 Class B      18,553      18,553
----------------------------------
 Class C      18,572      18,572
----------------------------------
 Class I      19,443        n/a
----------------------------------
 Class Z      19,173        n/a
----------------------------------



               Class A shares       Class A shares          Lehman Brothers
         without sales charge    with sales charge  Gov't/Credit Bond Index

4/1993                $10,000              $ 9,525                 $10,000
                       10,010                9,535                   9,992
                       10,148                9,666                  10,163
                       10,295                9,806                  10,384
                       10,412                9,917                  10,600
                       10,451                9,955                  10,636
                       10,488                9,990                  10,718
                       10,464                9,967                  10,713
                       10,553               10,051                  10,956
                       10,609               10,105                  11,026
                       10,692               10,184                  11,280
                       10,755               10,245                  11,319
                       10,776               10,264                  11,366
                       10,758               10,247                  11,237
                       10,787               10,274                  11,287
                       10,933               10,414                  11,456
                       10,763               10,251                  11,206
                       10,505               10,006                  10,932
                       10,364                9,871                  10,841
                       10,407                9,913                  10,822
                       10,431                9,936                  10,797
                       10,616               10,111                  11,013
                       10,614               10,109                  11,017
                       10,470                9,973                  10,851
                       10,484                9,986                  10,839
                       10,407                9,913                  10,819
                       10,399                9,905                  10,891
                       10,572               10,070                  11,100
                       10,717               10,208                  11,357
                       10,752               10,241                  11,433
                       10,868               10,352                  11,593
                       11,091               10,564                  12,079
                       11,227               10,694                  12,176
                       11,264               10,729                  12,128
                       11,381               10,841                  12,284
                       11,533               10,985                  12,409
                       11,733               11,176                  12,591
                       11,955               11,387                  12,799
                       12,164               11,587                  12,987
                       12,205               11,625                  13,068
                       11,874               11,310                  12,791
                       11,832               11,270                  12,683
                       11,721               11,164                  12,596
                       11,693               11,138                  12,574
                       11,817               11,256                  12,741
                       11,838               11,276                  12,771
                       11,852               11,289                  12,739
                       12,051               11,479                  12,966
                       12,314               11,729                  13,268
                       12,553               11,957                  13,512
                       12,409               11,819                  13,362
                       12,419               11,829                  13,378
                       12,427               11,837                  13,406
                       12,222               11,642                  13,246
                       12,437               11,847                  13,440
                       12,537               11,941                  13,565
                       12,714               12,110                  13,728
                       13,246               12,617                  14,148
                       13,023               12,404                  13,989
                       13,269               12,638                  14,209
                       13,579               12,934                  14,436
                       13,682               13,032                  14,513
                       13,847               13,189                  14,665
                       14,071               13,402                  14,872
                       14,010               13,345                  14,842
                       14,065               13,397                  14,888
                       14,093               13,424                  14,963
                       14,297               13,618                  15,123
                       14,458               13,771                  15,277
                       14,478               13,790                  15,289
                       14,801               14,098                  15,587
                       15,237               14,514                  16,033
                       15,100               14,383                  15,919
                       15,144               14,425                  16,015
                       15,197               14,475                  16,055
                       15,326               14,598                  16,169
                       15,110               14,392                  15,784
                       15,219               14,496                  15,863
                       15,251               14,526                  15,903
                       15,135               14,416                  15,739
                       15,091               14,374                  15,690
                       15,019               14,305                  15,646
                       14,999               14,287                  15,634
                       15,178               14,457                  15,774
                       15,164               14,444                  15,815
                       15,179               14,458                  15,806
                       15,094               14,377                  15,709
                       15,079               14,363                  15,705
                       15,261               14,536                  15,901
                       15,530               14,792                  16,132
                       15,414               14,681                  16,052
                       15,412               14,680                  16,038
                       15,722               14,975                  16,365
                       15,857               15,104                  16,539
                       16,087               15,323                  16,772
                       16,113               15,347                  16,836
                       16,185               15,416                  16,942
                       16,483               15,700                  17,231
                       16,814               16,016                  17,571
                       16,994               16,187                  17,866
                       17,168               16,352                  18,050
                       17,267               16,447                  18,133
                       17,122               16,309                  17,997
                       17,199               16,382                  18,101
                       17,242               16,423                  18,188
                       17,630               16,793                  18,641
                       17,782               16,937                  18,880
                       18,063               17,205                  19,054
                       18,330               17,459                  19,537
                       18,108               17,248                  19,217
                       18,003               17,148                  19,065
                       18,052               17,194                  19,204
                       18,187               17,323                  19,368
                       17,858               17,010                  18,974
                       18,185               17,321                  19,343
                       18,408               17,534                  19,521
                       18,580               17,697                  19,686
                       18,875               17,978                  19,923
                       19,079               18,173                  20,369
                       19,438               18,514                  20,807
4/2003                 19,348               18,429                  20,607



MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT WWW.LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES.

Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. The Lehman Brothers Government/Credit Bond Index is an unmanaged index that tracks the performance of a selection of US government and investment grade US corporate bonds. Unlike the funds, an index is not an investment, does not incur fees or charges and is not professionally managed. Securities in the fund may not match those in an index. It is not possible to invest directly in an index.



Average annual total return as of 4/30/03 (%)

Share class                   A                        B                         C                 I           Z
Inception                  1/31/89                  9/15/99                   9/15/99          10/19/98     9/15/99
-----------------------------------------------------------------------------------------------------------------------
                   without       with        without       with        without      with       without      without
                    sales        sales        sales        sales        sales       sales       sales        sales
                   charge       charge       charge       charge       charge      charge       charge       charge
-----------------------------------------------------------------------------------------------------------------------
6-month (cumulative)    3.35       -1.56         3.02        -1.98         2.94        1.94         3.68         3.60
-----------------------------------------------------------------------------------------------------------------------
1-year                  9.99        4.76         9.18         4.18         9.10        8.10        10.41        10.34
-----------------------------------------------------------------------------------------------------------------------
5-year                  7.26        6.22         6.67         6.36         6.69        6.69         7.68         7.38
-----------------------------------------------------------------------------------------------------------------------
10-year                 6.67        6.15         6.38         6.38         6.39        6.39         6.88         6.73
-----------------------------------------------------------------------------------------------------------------------




Average annual total return as of 3/31/03 (%)

Share class                   A                        B                         C                 I           Z
-----------------------------------------------------------------------------------------------------------------------
                   without       with        without       with        without      with       without      without
                    sales        sales        sales        sales        sales       sales       sales        sales
                   charge       charge       charge       charge       charge      charge       charge       charge
-----------------------------------------------------------------------------------------------------------------------
6-month (cumulative)    2.45       -2.42         2.05        -2.95         2.05        1.05         2.58         2.50
-----------------------------------------------------------------------------------------------------------------------
1-year                 11.51        6.22        10.68         5.68        10.61        9.61        11.85        11.79
-----------------------------------------------------------------------------------------------------------------------
5-year                  7.21        6.17         6.64         6.33         6.66        6.66         7.60         7.30
-----------------------------------------------------------------------------------------------------------------------
10-year                 6.66        6.14         6.37         6.37         6.38        6.38         6.85         6.70
-----------------------------------------------------------------------------------------------------------------------



PAST PERFORMANCE IS NO GUARANTEE OF FUTURE INVESTMENT RESULTS. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 4.75% sales charge for class A shares, the appropriate class B contingent deferred sales charge for the holding period after purchase as follows: first year - 5%, second year - 4%, third year - 3%, fourth year - 3%, fifth year - 2%, sixth year - 1%, thereafter - 0% and the class C contingent deferred sales charge of 1% for the first year only. Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. Performance for different share classes vary based on differences in sales charges and fees associated with each class.
Class B, C, I and Z share (newer class shares) performance information includes returns for the fund's class A shares (the oldest existing fund class) for periods prior to its inception date. These class A share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of the newer class shares would have been different.

Liberty Contrarian Income Fund - Investment Portfolio

April 30, 2003 (Unaudited)


CORPORATE FIXED-INCOME
   BONDS & NOTES -- 68.6%              PAR         VALUE
--------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 26.6%
DEPOSITORY INSTITUTIONS - 7.6%
Alliance Capital Management,
   5.625% 08/15/06              $  200,000   $  212,162
Bank One Corp.:
   5.250% 01/30/13                 500,000      529,945
   6.000% 08/01/08                 200,000      225,100
Citicorp,
   6.375% 11/15/08                 100,000      113,630
Citigroup, Inc.:
   1.395% 03/20/06 (a)             500,000      500,391
   5.500% 08/09/06                 100,000      108,729
   5.625% 08/27/12                 400,000      432,528
J.P. Morgan & Co., Inc.,
   7.625% 09/15/04                 100,000      107,556
Mellon Funding Corp.,
   6.400% 05/14/11                 150,000      169,413
Wells Fargo Co.:
   1.330% 03/24/05 (a)             500,000      499,435
   5.125% 09/01/12                 250,000      263,660
Wells Fargo Financial:
   5.875% 08/15/08                 150,000      168,670
   6.125% 02/15/06                  50,000       55,248
   6.125% 04/18/12                 250,000      282,150
                                           ------------
                                              3,668,617
                                           ------------
FINANCIAL SERVICES - 3.0%
Boeing Capital Corp.,
   5.650% 05/16/06                 250,000      265,982
Heller Financial, Inc.,
   6.375% 03/15/06                 100,000      110,002
International Lease Finance Corp.,
   2.530% 01/13/05 (a)             900,000      900,033
Sears, Roebuck & Co. Acceptance Corp.,
   6.750% 08/15/11                 175,000      185,868
                                           ------------
                                              1,461,885
                                           ------------
HOLDING & OTHER INVESTMENT OFFICES - 0.4%
Washington Mutual Bank,
   6.875% 06/15/11                 160,000      184,597
                                           ------------
INSURANCE CARRIERS - 1.7%
Allstate Corp.,
   5.375% 12/01/06                 350,000      379,456
Chubb Corp.,
   6.000% 11/15/11                 300,000      320,763
Lincoln National Corp.,
   6.500% 03/15/08                 100,000      112,037
                                           ------------
                                                812,256
                                           ------------




                                      PAR         VALUE
-------------------------------------------------------
NON-DEPOSITORY CREDIT INSTITUTIONS - 8.6%
American Express Credit,
   1.431% 12/16/04 (a)          $1,000,000  $ 1,000,000
Countrywide Home Loan:
   1.530% 01/13/04 (a)             600,000      599,994
   5.250% 05/22/03                 150,000      150,246
   5.625% 05/15/07                 300,000      324,243
Ford Motor Credit Co.,
   6.875% 02/01/06                 150,000      154,899
General Motors Acceptance Corp.,
   6.850% 06/17/04                 300,000      312,711
Household Finance Corp.:
   6.400% 06/17/08                 250,000      281,090
   7.200% 07/15/06                 100,000      112,842
SLM Corp.,
   1.520% 01/25/06 (a)           1,000,000      999,115
Toyota Motor Credit Corp.,
   5.650% 01/15/07                 200,000      217,676
                                           ------------
                                              4,152,816
                                           ------------
SECURITY BROKERS & DEALERS - 5.3%
Bear Stearns Companies, Inc.:
   5.700% 01/15/07                 240,000      262,330
   6.875% 10/01/05                 100,000      110,651
Credit Suisse First Boston USA, Inc.,
   1.840% 02/15/07 (a)             750,000      752,790
Goldman Sachs Group, Inc.:
   5.700% 09/01/12                 400,000      426,888
   6.875% 01/15/11                 150,000      172,380
   7.800% 01/28/10                 150,000      178,327
Lehman Brothers, Inc.,
   6.625% 02/15/08                 350,000      396,756
Merrill Lynch & Co., Inc.,
   6.560% 12/16/07                 250,000      283,595
                                           ------------
                                              2,583,717
                                           ------------

-------------------------------------------------------
MANUFACTURING - 23.2%
CHEMICALS & ALLIED PRODUCTS - 3.4%
Abbott Laboratories,
   6.400% 12/01/06                 600,000      676,158
Bristol-Myers Squibb,
   4.750% 10/01/06                 350,000      371,840
Dupont (E.I.) de Nemours & Co.,
   8.250% 09/15/06                 100,000      117,590
Eli Lilly & Co.:
   5.500% 07/15/06                 100,000      109,392
   6.000% 03/15/12                 325,000      366,528
                                           ------------
                                              1,641,508
                                           ------------




See notes to investment portfolio.

April 30, 2003 (Unaudited)



CORPORATE FIXED-INCOME
   BONDS & NOTES (CONTINUED)          PAR         VALUE
-------------------------------------------------------
MANUFACTURING (CONTINUED)
ELECTRONIC & ELECTRICAL EQUIPMENT - 2.0%
General Electric Capital Corp.:
   1.550% 02/03/06              $  600,000   $  600,102
   4.250% 01/28/05                 200,000      208,726
   5.375% 04/23/04                 150,000      155,769
                                           ------------
                                                964,597
                                           ------------
FABRICATED METAL - 1.2%
Masco Corp.:
   5.875% 07/15/12                 400,000      423,904
   6.750% 03/15/06                  75,000       81,664
Snap-on, Inc.,
   6.625% 10/01/05                  90,000       98,120
                                           ------------
                                                603,688
                                           ------------
FOOD & KINDRED PRODUCTS - 5.9%
Campbell Soup Co.,
   5.875% 10/01/08                 250,000      276,655
Coca-Cola Co.,
   5.750% 03/15/11                 100,000      110,188
Coca-Cola Enterprises, Inc.:
   4.375% 09/15/09                 500,000      516,960
   5.375% 08/15/06                 125,000      135,536
ConAgra, Inc.,
   6.000% 09/15/06                 250,000      275,188
Diageo Capital PLC,
   7.250% 11/01/09                 100,000      119,551
General Mills, Inc.,
   5.125% 02/15/07                 400,000      428,084
Kraft Foods, Inc.,
   1.540% 11/26/04 (a)           1,000,000      987,600
                                           ------------
                                              2,849,762
                                           ------------
MACHINERY & COMPUTER EQUIPMENT - 4.5%
Deere & Co.,
   6.950% 04/25/14                 200,000      234,974
International Business Machines Corp.,
   4.250% 09/15/09                 750,000      778,350
Pitney Bowes, Inc.,
   4.625% 10/01/12                 750,000      758,063
Raytheon Co.,
   6.150% 11/01/08                  75,000       81,868
United Technologies Corp.,
   4.875% 11/01/06                 300,000      321,888
                                           ------------
                                              2,175,143
                                           ------------
MEASURING & ANALYZING INSTRUMENTS - 0.9%
Baxter International, Inc.,
   5.250% 05/01/07                 400,000      427,104
                                           ------------





                                      PAR         VALUE
-------------------------------------------------------
MISCELLANEOUS MANUFACTURING - 0.8%
Cooper Industries, Inc.,
   6.375% 05/08/08              $   50,000   $   55,417
Ingersoll-Rand Co.:
   5.800% 06/01/04                 150,000      156,210
   6.250% 05/15/06                 150,000      164,740
                                           ------------
                                                376,367
                                           ------------
PAPER PRODUCTS - 1.4%
International Paper Co.,
   6.750% 09/01/11                 600,000      677,106
                                           ------------
PRIMARY METAL - 2.9%
Alcan, Inc.,
   4.875% 09/15/12                 700,000      719,663
Alcoa, Inc.:
   5.375% 01/15/13                 350,000      370,909
   7.375% 08/01/10                 250,000      293,907
                                           ------------
                                              1,384,479
                                           ------------
RUBBER & PLASTIC - 0.2%
Illinois Tool Works,
   6.875% 11/15/08                 100,000      116,386
                                           ------------

-------------------------------------------------------
MINING & ENERGY - 3.9%
COAL MINING - 0.8%
Minnesota Mining & Manufacturing,
   4.150% 06/30/05                 375,000      392,014
                                           ------------
CRUDE PETROLEUM & NATURAL GAS - 0.8%
Consolidated Natural Gas,
   5.375% 11/01/06                 350,000      375,889
                                           ------------
OIL & GAS FIELD SERVICES - 2.3%
ChevronTexaco Capital Co.,
   3.500% 09/17/07                 500,000      512,245
Conoco, Inc.,
   5.900% 04/15/04                 585,000      608,412
                                           ------------
                                              1,120,657
                                           ------------

                                           ------------
RETAIL TRADE - 7.4%
AUTO DEALERS & GAS STATIONS - 0.8%
DaimlerChrysler NA
Holding Corp.,
   7.300% 01/15/12                 350,000      399,451
                                           ------------
FOOD STORES - 1.5%
Kroger Co.,
   7.000% 05/01/18                 100,000      114,479
Safeway, Inc.:
   3.625% 11/05/03                 200,000      201,214
   5.800% 08/15/12                 300,000      313,692
   6.500% 11/15/08                 100,000      110,508
                                           ------------
                                                739,893
                                           ------------





See notes to investment portfolio.

April 30, 2003 (Unaudited)



CORPORATE FIXED-INCOME
   BONDS & NOTES (CONTINUED)          PAR         VALUE
-------------------------------------------------------
RETAIL TRADE (CONTINUED) GENERAL MERCHANDISE STORES - 1.5%
Target Corp.:
   5.500% 04/01/07              $  100,000   $  108,883
   5.950% 05/15/06                  50,000       54,909
Wal-Mart Stores, Inc.:
   5.450% 08/01/06                 150,000      163,410
   6.875% 08/10/09                 250,000      294,158
   8.000% 09/15/06                 100,000      116,094
                                           ------------
                                                737,454
                                           ------------
MISCELLANEOUS RETAIL - 2.6%
Colgate Palmolive Co.:
   3.980% 04/29/05                 300,000      312,864
   5.340% 03/26/06                 100,000      107,707
Gillette Co.,
   4.000% 06/30/05                 400,000      418,576
Procter & Gamble Co.,
   4.000% 04/30/05                 400,000      417,928
                                           ------------
                                              1,257,075
                                           ------------
RESTAURANTS - 1.0% McDonald's Corp.:
   5.375% 04/30/07                 300,000      322,860
   6.000% 04/15/11                 125,000      135,725
                                           ------------
                                                458,585
                                           ------------

-------------------------------------------------------
SERVICES - 1.6%
AMUSEMENT & RECREATION - 0.1%
Circus Circus Enterprises, Inc.,
   9.250% 12/01/05                  50,000       52,000
                                           ------------
AUTO REPAIR SERVICES & PARKING - 0.1%
Hertz Corp.,
   6.625% 05/15/08                  50,000       50,336
                                           ------------
BUSINESS SERVICES - 0.5%
John Deere Capital Corp.:
   5.125% 10/19/06                  75,000       80,589
   5.875% 04/06/06                 150,000      162,360
                                           ------------
                                                242,949
                                           ------------
HEALTH SERVICES - 0.6%
UnitedHealth Group, Inc.,
   5.200% 01/17/07                 250,000      265,703
                                           ------------
MOTION PICTURES - 0.3%
Walt Disney Co.,
   4.875% 07/02/04                 150,000      154,622
                                           ------------



                                      PAR         VALUE
-------------------------------------------------------
TRANSPORTATION, COMMUNICATIONS,
   ELECTRIC, GAS & SANITARY SERVICES - 4.9%
BROADCASTING - 0.3% CBS Corp.,
   7.150% 05/20/05              $   75,000   $   82,450
USA Networks, Inc.,
   6.750% 11/15/05                  50,000       53,158
                                           ------------
                                                135,608
                                           ------------
CABLE - 0.3%
Comcast Cable Communications, Inc.:
   6.200% 11/15/08                  50,000       54,217
   6.875% 06/15/09                 100,000      111,602
                                           ------------
                                                165,819
                                           ------------
ELECTRIC SERVICES - 0.5%
Indiana Michigan Power Co.,
   6.450% 11/10/08                  50,000       53,577
Kentucky Power Co.,
   6.450% 11/10/08                 100,000      109,270
NorAm Energy Corp.,
   6.375% 11/01/03                  55,000       55,000
                                           ------------
                                                217,847
                                           ------------
MOTOR FREIGHT & WAREHOUSING - 0.3%
Ryder System, Inc.,
   6.500% 05/15/05                 115,000      123,696
                                           ------------
RAILROAD - 0.7%
Burlington Northern Santa Fe Corp.,
   6.750% 07/15/11                 150,000      171,762
CSX Corp.,
   6.750% 03/15/11                 100,000      112,963
Union Pacific Corp.,
   6.790% 11/09/07                  50,000       56,770
                                           ------------
                                                341,495
                                           ------------
TELECOMMUNICATIONS - 2.8%
AT&T Broadband Corp.,
   8.375% 03/15/13                  84,000      102,162
GTE South, Inc.,
   6.000% 02/15/08                 100,000      110,589
Pacific Bell,
   6.250% 03/01/05                 100,000      107,772
SBC Communications, Inc.,
   5.875% 02/01/12                 315,000      344,717
Viacom, Inc.,
   5.625% 08/15/12                 625,000      672,731
                                           ------------
                                              1,337,971
                                           ------------



See notes to investment portfolio.

April 30, 2003 (Unaudited)


CORPORATE FIXED-INCOME
BONDS & NOTES (CONTINUED)             PAR         VALUE
-------------------------------------------------------
WHOLESALE TRADE - 1.0%
NON-DURABLE GOODS - 1.0%
Sysco Corp.:
   4.750% 07/30/05              $  350,000   $  370,570
   7.000% 05/01/06                 100,000      112,545
                                           ------------
                                                483,115
                                           ------------
TOTAL CORPORATE FIXED-INCOME
   BONDS & NOTES
   (cost of $31,299,020)                     33,132,207
                                           ------------

U.S. GOVERNMENT AGENCIES & OBLIGATIONS - 28.6%
-------------------------------------------------------
U.S. GOVERNMENT AGENCIES - 1.4%
Federal Home Loan Mortgage Corp.:
   7.000% 11/01/25-03/01/27         55,317       58,527
   7.500% 09/01/25                  13,962       14,962
   8.000% 06/01/26                  18,461       20,084
   9.000% 04/01/17                  22,673       24,207
   9.500% 10/01/16                   6,419        7,155
                                           ------------
                                                124,935
                                           ------------
Federal National
   Mortgage Association,
   9.250% 09/01/16                  44,104       48,618
                                           ------------
Government National
   Mortgage Association:
   6.500% 11/15/28                 193,793      204,088
   7.000% 10/15/27-06/15/28        278,918      296,509
                                           ------------
                                                500,597
                                           ------------

-------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 27.2%
U.S. Treasury Notes:
   1.625% 01/31/05                 650,000      652,463
   2.000% 11/30/04               2,750,000    2,778,468
   2.125% 08/31/04                 335,000      338,873
   2.250% 07/31/04               6,750,000    6,836,218
   2.750% 09/30/03-10/31/03      1,270,000    1,278,739
   3.000% 11/15/07               1,000,000    1,013,711
   4.250% 05/31/03                 240,000      240,609
                                           ------------
                                             13,139,081
                                           ------------
TOTAL U.S. GOVERNMENT
   AGENCIES & OBLIGATIONS
   (cost of $13,654,657)                     13,813,231
                                           ------------

-------------------------------------------------------


SHORT-TERM OBLIGATION  - 1.8%          PAR        VALUE
-------------------------------------------------------
Repurchase agreement with State
   Street Bank & Trust Co., dated
   04/30/03, due 05/01/03 at 1.230%,
   collateralized by a U.S. Treasury
   Bond maturing 08/15/21,
   market value $881,175
   (repurchase proceeds $862,029)
   (cost of $862,000)           $  862,000   $  862,000
                                           ------------
TOTAL INVESTMENTS - 99.0%
   (cost of $45,815,677)(b)                  47,807,438
                                           ------------

OTHER ASSETS & LIABILITIES, NET - 1.0%          501,083
-------------------------------------------------------
NET ASSETS - 100.0%                         $48,308,521
                                           ============

NOTES TO INVESTMENT PORTFOLIO:
(a) Floating rate note. Interest rate shown reflects rate in effect on April 30, 2003.
(b) Cost for federal income tax purposes is $45,845,709.




See notes to financial statements.

Statement of Assets & Liabilities


April 30, 2003 (Unaudited)

ASSETS:
Investments, at cost                      $  45,815,677
                                          -------------
Investments, at value                     $  47,807,438
Cash                                                338
Receivable for:
   Fund shares sold                             211,171
   Interest                                     436,429
Expense reimbursement due from Advisor           30,750
Deferred Trustees' compensation plan              2,119
Other assets                                     34,341
                                          -------------
        Total Assets                         48,522,586
                                          -------------
LIABILITIES:
Payable for:
   Fund shares repurchased                      160,483
   Management fee                                29,824
   Administration fee                             1,988
   Distribution fee                               2,036
   Audit fee                                      8,433
   Registration fee                               9,182
Deferred Trustees' fee                            2,119
                                          -------------
        Total Liabilities                       214,065
                                          -------------
NET ASSETS                                $  48,308,521
                                          =============
COMPOSITION OF NET ASSETS:
Paid-in capital                           $  46,290,221
Undistributed net investment income               1,864
Accumulated net realized gain                    24,675
Net unrealized appreciation on investments    1,991,761
                                          -------------
NET ASSETS                                $  48,308,521
                                          =============




CLASS A:
Net assets                                $  29,656,354
Shares outstanding                            2,668,803
                                          -------------
Net asset value per share                 $       11.11(a)
                                          =============
Maximum offering price per share
  ($11.11/0.9525)                         $       11.66(b)
                                          =============

CLASS B:
Net assets                                $  14,682,322
Shares outstanding                            1,309,790
                                          -------------
Net asset value and offering
   price per share                        $       11.21(a)
                                          =============

CLASS C:
Net assets                                $   3,761,834
Shares outstanding                              336,409
                                          -------------
Net asset value and offering
    price per share                       $       11.18(a)
                                          =============

CLASS I:
Net assets                                $     134,189
Shares outstanding                               12,160
                                          -------------
Net asset value, offering and redemption
   price per share                        $       11.04
                                          =============

CLASS Z:
Net assets                                $      73,822
Shares outstanding                                6,694
                                          -------------
Net asset value, offering and redemption
   price per share                        $       11.03
                                          =============

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.





See notes to financial statements.

Statement of Operations


For the Six Months Ended April 30, 2003 (Unaudited)

INVESTMENT INCOME:
Interest                                                         $  875,461
                                                                 ----------

EXPENSES:
Management fee                                                      163,949
Administration fee                                                   10,930
Distribution fee:
   Class B                                                           50,202
   Class C                                                           13,987
Service fee:
   Class A                                                           33,046
   Class B                                                           16,734
   Class C                                                            4,663
Pricing and bookkeeping fees                                          7,500
Transfer agent fee                                                   58,991
Trustees' fee                                                         2,763
Custody fee                                                           2,531
Registration fee                                                     34,157
Other expenses                                                       13,792
                                                                 ----------
   Total Expenses                                                   413,245
Fees and expenses waived or reimbursed by Advisor                  (174,412)
                                                                 ----------
   Net Expenses                                                     238,833
                                                                 ----------
Net Investment Income                                               636,628
                                                                 ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                                     24,845
Net change in unrealized appreciation/depreciation
    on investments                                                  755,229
                                                                 ----------
NET GAIN                                                            780,074
                                                                 ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                       $1,416,702
                                                                 ----------



See notes to financial statements.

Statement of Changes in Net Assets


                                             (UNAUDITED)
                                             SIX MONTHS
                                                ENDED          YEAR ENDED
                                              APRIL 30,        OCTOBER 31,
INCREASE (DECREASE) IN NET ASSETS:              2003              2002
--------------------------------------------------------------------------

OPERATIONS:
Net investment income                         $ 636,628       $ 1,056,004
Net realized gain on investments                 24,845            61,106
Net change in unrealized
    appreciation/depreciation on investments    755,229           607,962
                                            -----------       -----------
Net Increase from Operations                  1,416,702         1,725,072
                                            -----------       -----------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
   Class A                                     (437,218)         (680,651)
   Class B                                     (167,706)         (290,573)
   Class C                                      (46,479)         (104,261)
   Class I                                       (2,436)           (5,704)
   Class Z                                         (665)              (83)
From net realized gains:
   Class A                                       (6,721)         (145,161)
   Class B                                       (3,320)          (74,757)
   Class C                                         (932)          (29,009)
   Class I                                          (35)           (1,357)
   Class Z                                           (5)              (13)
                                            -----------       -----------
Total Distributions Declared to Shareholders   (665,517)       (1,331,569)
                                            -----------       -----------

SHARE TRANSACTIONS:
Class A:
   Subscriptions                             12,997,282        17,932,501
   Distributions reinvested                     359,234           634,725
   Redemptions                               (6,307,652)       (7,977,761)
                                            -----------       -----------
      Net Increase                            7,048,864        10,589,465
                                            -----------       -----------

Class B:
   Subscriptions                              3,655,207         8,880,188
   Distributions reinvested                     133,655           300,293
   Redemptions                               (1,706,364)       (2,797,239)
                                            -----------       -----------
      Net Increase                            2,082,498         6,383,242
                                            -----------       -----------

Class C:
   Subscriptions                                807,852         2,957,685
   Distributions reinvested                      31,626            94,922
   Redemptions                               (1,029,424)       (1,021,514)
                                            -----------       -----------
      Net Increase (Decrease)                  (189,946)        2,031,093
                                            -----------       -----------
Class I:
   Distributions reinvested                       2,471             7,061
                                            -----------       -----------

Class Z:
   Subscriptions                                 67,777             8,559
   Distributions reinvested                         669                96
   Redemptions                                   (5,121)               --
                                            -----------       -----------
      Net Increase                               63,325             8,655
                                            -----------       -----------
Net Increase from Share Transactions          9,007,212        19,019,516
                                            -----------       -----------
Total Increase in Net Assets                  9,758,397        19,413,019

NET ASSETS:
Beginning of period                          38,550,124        19,137,105
                                            -----------       -----------
End of period (including undistributed
   net investment income of $1,864 and
   $19,740, respectively)                   $48,308,521       $38,550,124
                                             ----------        ----------





See notes to financial statements.

                                               (UNAUDITED)
                                               SIX MONTHS
                                                  ENDED          YEAR ENDED
                                                APRIL 30,        OCTOBER 31,
                                                  2003              2002
----------------------------------------------------------------------------

CHANGES IN SHARES:
Class A:
   Subscriptions                                1,181,751         1,669,891
   Issued for distributions reinvested             32,682            59,886
   Redemptions                                   (572,627)         (739,793)
                                              -----------       -----------
      Net Increase                                641,806           989,984
                                              -----------       -----------

Class B:
   Subscriptions                                  328,853           821,768
   Issued for distributions reinvested             12,058            28,092
   Redemptions                                   (153,677)         (260,070)
                                              -----------       -----------
      Net Increase                                187,234           589,790
                                              -----------       -----------

Class C:
   Subscriptions                                   72,823           274,326
   Issued for distributions reinvested              2,861             8,894
   Redemptions                                    (93,013)          (94,922)
                                              -----------       -----------
      Net Increase (Decrease)                     (17,329)          188,298
                                              -----------       -----------

Class I:
   Issued for distributions reinvested                226               672
                                              -----------       -----------

Class Z:
   Subscriptions                                    6,180               796
   Issued for distributions reinvested                 61                10
   Redemptions                                       (465)               --
                                              -----------       -----------
      Net Increase                                  5,776               806
                                              -----------       -----------





See notes to financial statements.

Notes to Financial Statements

April 30, 2003 (Unaudited)




NOTE 1. ACCOUNTING POLICIES

ORGANIZATION:

Liberty Contrarian Income Fund (the "Fund"), a series of Liberty Fund Trust III (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment goal is to seek the highest level of current income that is consistent with preservation of capital. The Fund may issue an unlimited number of shares. The Fund offers five classes of shares: Class A, Class B, Class C, Class I and Class Z shares. Class A shares are sold with a front-end sales charge. A 1.00% contingent deferred sales charge ("CDSC") is assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to a CDSC. Class B shares will convert to Class A shares in three, four or eight years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a CDSC on redemptions made within one year after purchase. Class I and Z are offered continuously at net asset value. In addition, there are certain restrictions on the purchase of Class I and Class Z shares. Please refer to the prospectus. Class A and I differ principally in the service fees and shareholder servicing fees.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS:

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at the current quoted bid price.

Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value under procedures approved by the Board of Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

Proceeds from the sale of a borrowed security remain on deposit with the broker loaning that security. Additional deposits may be required in the event that the value of the securities sold short exceeds a percentage of the amount on deposit with the broker. In addition, the borrowing fund is required to segregate cash, U.S. Government securities or other liquid securities in an amount equal to the market value of all borrowed securities less any amounts on deposit with brokers. As a result of these activities, the Fund will not be deemed to create leverage merely by entering into a short selling transaction, except to the extent that income is earned on amounts on deposit with the broker. The amount on deposit with the broker plus the value of the segregated securities may not exceed 25% of net assets.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS:

All income, expenses (other than the Class A, Class B and Class C service fees, Class B and Class C distribution fees and Class I transfer agent fee) and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class A, Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the service fee applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C

April 30, 2003 (Unaudited)


shares only. Class I per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the transfer agent fee applicable to Class I shares only.

FEDERAL INCOME TAXES:

Consistent with the Fund's policy to qualify as regulated investment companies and to distribute all of its taxable income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM:

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date.

DISTRIBUTIONS TO SHAREHOLDERS:

Distributions to shareholders are recorded on the ex-date.

OTHER:

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund.

The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEDERAL TAX INFORMATION

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

NOTE 3. FEES AND COMPENSATION
PAID TO AFFILIATES

MANAGEMENT AND ADMINISTRATION FEE:

Crabbe Huson Group, Inc. (the "Advisor"), an indirect, wholly owned subsidiary of FleetBoston Financial Corporation, is the investment advisor of the Fund and receives a monthly fee based on the Fund's average daily net assets as follows:

                                         ANNUAL
AVERAGE DAILY NET ASSETS                FEE RATE
--------------------------------        --------
First $100 million                          0.80%
Next $400 million                           0.65%
Over $500 million                           0.55%

The Advisor also compensates Columbia Management Advisors, Inc. ("Columbia") for administrative services for a monthly fee equal to 0.05% annually of the Fund's average daily net assets. This fee is included in the annual rates listed above.

PRICING & BOOKKEEPING FEES:

Columbia is also responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Bank and Trust Company ("State Street"). Columbia pays fees to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. For the six months ended April 30, 2003, the annualized net asset based fee rate is 0.03%. The Fund also pays out-of-pocket costs for pricing services.

TRANSFER AGENT FEE:

Liberty Fund Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services for Class A, Class B, Class C and Class Z shares for a monthly fee equal to 0.06% annually of the Fund's average daily net assets plus charges based on the number of shareholder accounts and transactions and receives reimbursement for certain out-of-pocket expenses. The Transfer Agent also provides shareholder services for a monthly fee at the annual rate of 0.0025% for the Class I shares of the Fund, plus reimbursements for certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE
AND DISTRIBUTION FEES:

Liberty Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the Fund's principal underwriter. For the six months ended April 30, 2003, the Fund has received CDSC of $21,382 and $326 on Class B and Class C share redemptions, respectively.

April 30, 2003 (Unaudited)


The Fund has adopted a 12b-1 plan (the "Plan") which requires it to pay the Distributor a service fee equal to 0.25% annually on Class A, Class B and Class C net assets as of the 20th of each month. The Plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the average daily net assets attributable to Class B and Class C shares only.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS:

The Advisor has agreed, until further notice, to voluntarily waive fees and bear certain Fund expenses to the extent that total Class A, Class B, Class C, Class Z and Class I expenses (exclusive of service fees, distribution fees, transfer agency fees, brokerage commissions, taxes and extraordinary expenses, if any) exceed 0.38%. Additionally, the Fund advisor has voluntarily agreed to reimburse the Fund for transfer agency fees to the extent that Class A, Class B, Class C and Class Z transfer agent expenses exceed 0.17%.

OTHER:

The Fund pays no compensation to their officers, all of whom are employees of Columbia or any of its affiliates.

The Fund's Independent Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. If applicable, the Fund could invest a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the six months ended April 30, 2003, there were no such credits.

NOTE 4. PORTFOLIO INFORMATION

INVESTMENT ACTIVITY:

For the six months ended April 30, 2003, purchases and sales of investments, other than short-term obligations, were $13,035,665 and $3,204,355 of which $6,020,410 and $2,594,545, respectively, were U.S. Government securities.

Unrealized appreciation (depreciation) at April 30, 2003, based on cost of investments for federal income tax purposes, was:

Gross unrealized appreciation          $ 1,978,774
Gross unrealized depreciation              (17,045)
                                        ----------
 Net unrealized appreciation           $ 1,961,729
                                        ==========
OTHER:

The Fund may focus its investments in certain industries, subjecting it to a greater risk than a fund that is more diversified.

NOTE 5. LINE OF CREDIT

The Fund and other affiliated funds participate in a $350,000,000 credit facility which is used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to the Fund based on its borrowings. In addition, the Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. Prior to April 26, 2003, the Fund participated in a separate credit agreement with similar terms to its existing agreement. No amounts were borrowed under this facility for the six months ended April 30, 2003.

Financial Highlights - Liberty Contrarian Income Fund

Selected data for a share outstanding throughout each period is as follows:

                                          (UNAUDITED)
                                          SIX MONTHS
                                             ENDED                           YEAR ENDED OCTOBER 31,
                                           APRIL 30,  -------------------------------------------------------------------
CLASS A SHARES                              2003          2002         2001         2000         1999      1998 (a)(b)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
   BEGINNING OF PERIOD                        $ 10.93      $ 10.92       $ 10.15      $ 10.11      $ 10.88      $ 10.58
                                              -------      -------       -------      -------      -------      -------
INCOME FROM
   INVESTMENT OPERATIONS:
Net investment income (c)                        0.18         0.44(d)       0.54         0.60         0.58         0.50
Net realized and unrealized
   gain (loss) on investments                    0.18         0.14(d)       0.77         0.06        (0.53)        0.59
                                              -------      -------       -------      -------      -------      -------
   Total from Investment Operations              0.36         0.58          1.31         0.66         0.05         1.09
                                              -------      -------       -------      -------      -------      -------
LESS DISTRIBUTIONS DECLARED
   TO SHAREHOLDERS:
From net investment income                      (0.18)       (0.45)        (0.54)       (0.56)       (0.62)       (0.79)
From net realized gains                            --(e)     (0.12)           --        (0.06)       (0.20)          --
                                              -------      -------       -------      -------      -------      -------
   Total Distributions Declared
     to Shareholders                            (0.18)       (0.57)        (0.54)       (0.62)       (0.82)       (0.79)
                                              -------      -------       -------      -------      -------      -------
NET ASSET VALUE,
   END OF PERIOD                              $ 11.11      $ 10.93       $ 10.92      $ 10.15      $ 10.11      $ 10.88
                                              =======      =======       =======      =======      =======      =======
Total return (f)(g)                             3.35%(h)     5.59%        13.25%        6.75%        0.42%       11.21%
                                              =======      =======       =======      =======      =======      =======
RATIOS TO AVERAGE NET ASSETS/
   SUPPLEMENTAL DATA:
Expenses (i)                                    0.80%(j)     0.80%         0.80%        0.80%        0.80%        0.80%
Net investment income (i)                       3.20%(j)     4.09%(d)      5.08%        5.97%        5.57%        5.36%
Waiver/reimbursement                            0.80%(j)     1.07%         1.57%        1.56%        2.24%        1.56%
Portfolio turnover rate                            8%(h)       94%          109%          34%         196%         158%
Net assets, end of period (000's)            $ 29,656     $ 22,149      $ 11,328      $ 4,651      $ 3,843      $ 8,799

(a) Effective October 19, 1998, the Primary shares were redesignated Class A shares.
(b) For the years ended October 31, 2002, 2001, 2000 and 1999, the Fund was audited by Ernst & Young LLP. The previous year was audited by other independent accountants.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount all debt securities. The effect of this change for the year ended October 31, 2002, was to decrease net investment income per share by $0.01, increase net realized and unrealized gain per share by $0.01 and decrease the ratio of net investment income to average net assets from 4.20% to 4.09%. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.
(e)  Rounds to less than $0.01.
(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(g) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(h)  Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)  Annualized.

Selected data for a share outstanding throughout each period is as follows:

                                          (UNAUDITED)
                                          SIX MONTHS                          YEAR ENDED
                                             ENDED                            OCTOBER 31,                      PERIOD ENDED
                                           APRIL 30,    ----------------------------------------------------    OCTOBER 31,
CLASS B SHARES                               2003             2002               2001            2000           1999 (a)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
   BEGINNING OF PERIOD                      $ 11.02          $ 11.01          $ 10.26          $ 10.13          $ 10.17
                                            -------          -------          -------          -------          -------
INCOME FROM
   INVESTMENT OPERATIONS:
Net investment income (b)                      0.14             0.36(c)          0.46             0.52             0.02
Net realized and unrealized
   gain on investments                         0.19             0.14(c)          0.75             0.10            --
                                            -------          -------          -------          -------          -------
   Total from Investment Operations            0.33             0.50             1.21             0.62             0.02
                                            -------          -------          -------          -------          -------
LESS DISTRIBUTIONS DECLARED
   TO SHAREHOLDERS:
From net investment income                    (0.14)           (0.37)           (0.46)           (0.44)           (0.06)
From net realized gains                          --(d)         (0.12)              --            (0.05)              --
                                            -------          -------          -------          -------          -------
   Total Distributions Declared
     to Shareholders                          (0.14)           (0.49)           (0.46)           (0.49)           (0.06)
                                            -------          -------          -------          -------          -------
NET ASSET VALUE,
   END OF PERIOD                            $ 11.21          $ 11.02          $ 11.01          $ 10.26          $ 10.13
                                            =======          =======          =======          =======          =======
Total return (e)(f)                           3.02%(g)         4.75%           12.08%            6.32%            0.22%(g)
                                            =======          =======          =======          =======          =======
RATIOS TO AVERAGE NET ASSETS/
   SUPPLEMENTAL DATA:
Expenses (h)                                  1.55%(i)         1.55%            1.55%            1.55%            1.55%(i)
Net investment income (h)                     2.45%(i)         3.34%(c)         4.33%            5.22%            4.46%(i)
Waiver/reimbursement                          0.80%(i)         1.07%            1.57%            1.56%            5.84%(i)
Portfolio turnover rate                          8%(g)           94%             109%              34%             196%
Net assets, end of period (000's)          $ 14,682         $ 12,372          $ 5,868          $   409          $    16

(a)  Class B shares were initially offered on September 15, 1999.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount all debt securities. The effect of this change for the year ended October 31, 2002, was to decrease net investment income per share by $0.01, increase net realized and unrealized gain per share by $0.01 and decrease the ratio of net investment income to average net assets from 3.45% to 3.34%. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.
(d)  Rounds to less than $0.01.
(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.

Selected data for a share outstanding throughout each period is as follows:


                                          (UNAUDITED)
                                          SIX MONTHS                          YEAR ENDED
                                             ENDED                            OCTOBER 31,                      PERIOD ENDED
                                           APRIL 30,    ----------------------------------------------------    OCTOBER 31,
CLASS C SHARES                               2003             2002               2001            2000           1999 (a)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
   BEGINNING OF PERIOD                      $ 11.00          $ 10.99          $ 10.24          $ 10.15          $ 10.17
                                            -------          -------          -------          -------          -------
INCOME FROM
   INVESTMENT OPERATIONS:
Net investment income (b)                      0.14             0.36(c)          0.46             0.52             0.01
Net realized and unrealized
   gain on investments                         0.18             0.14(c)          0.75             0.09             0.04
                                            -------          -------          -------          -------          -------
   Total from Investment Operations            0.32             0.50             1.21             0.61             0.05
                                            -------          -------          -------          -------          -------
LESS DISTRIBUTIONS DECLARED
   TO SHAREHOLDERS:
From net investment income                    (0.14)           (0.37)           (0.46)           (0.46)           (0.07)
From net realized gains                          --(d)         (0.12)              --            (0.06)              --
                                            -------          -------          -------          -------          -------
   Total Distributions Declared
     to Shareholders                          (0.14)           (0.49)           (0.46)           (0.52)           (0.07)
                                            -------          -------          -------          -------          -------
NET ASSET VALUE,
   END OF PERIOD                            $ 11.18          $ 11.00          $ 10.99          $ 10.24          $ 10.15
                                            =======          =======          =======          =======          =======
Total return (e)(f)                           2.94%(g)         4.77%           12.12%            6.18%            0.49%(g)
                                            =======          =======          =======          =======          =======
RATIOS TO AVERAGE NET ASSETS/
   SUPPLEMENTAL DATA:
Expenses (h)                                  1.55%(i)         1.55%            1.55%            1.55%            1.55%(i)
Net investment income (h)                     2.45%(i)         3.34%(c)         4.33%            5.22%            4.46%(i)
Waiver/reimbursement                          0.80%(i)         1.07%            1.57%            1.56%            5.84%(i)
Portfolio turnover rate                          8%(g)           94%             109%              34%             196%
Net assets, end of period (000's)           $ 3,762          $ 3,890          $ 1,818          $   112          $     1

(a)  Class C shares were initially offered on September 15, 1999.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount all debt securities. The effect of this change for the year ended October 31, 2002, was to decrease net investment income per share by $0.01, increase net realized and unrealized gain per share by $0.01 and decrease the ratio of net investment income to average net assets from 3.45% to 3.34%. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.
(d)  Rounds to less than $0.01.
(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.

Selected data for a share outstanding throughout each period is as follows:

                                         (UNAUDITED)
                                         SIX MONTHS                                                          PERIOD
                                            ENDED                   YEAR ENDED OCTOBER 31,                    ENDED
                                          APRIL 30,    -------------------------------------------------   OCTOBER 31,
CLASS I SHARES                              2003          2002         2001         2000         1999       1998 (a)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
   BEGINNING OF PERIOD                        $ 10.85      $ 10.85       $ 10.10      $ 10.10      $ 10.90      $ 10.99
                                              -------      -------       -------      -------      -------      -------
INCOME FROM
   INVESTMENT OPERATIONS:
Net investment income (b)                        0.20         0.48(c)       0.58         0.64         0.61         0.02
Net realized and unrealized
   gain (loss) on investments                    0.19         0.13(c)       0.75         0.05        (0.51)       (0.07)
                                              -------      -------       -------      -------      -------      -------
   Total from Investment Operations              0.39         0.61          1.33         0.69         0.10        (0.05)
                                              -------      -------       -------      -------      -------      -------
LESS DISTRIBUTIONS DECLARED
   TO SHAREHOLDERS:
From net investment income                      (0.20)       (0.49)        (0.58)       (0.63)       (0.70)       (0.04)
From net realized gains                            --(d)     (0.12)           --        (0.06)       (0.20)          --
                                              -------      -------       -------      -------      -------      -------
   Total Distributions Declared
     to Shareholders                            (0.20)       (0.61)        (0.58)       (0.69)       (0.90)       (0.04)
                                              -------      -------       -------      -------      -------      -------
NET ASSET VALUE,
   END OF PERIOD                              $ 11.04      $ 10.85       $ 10.85      $ 10.10      $ 10.10      $ 10.90
                                              =======      =======       =======      =======      =======      =======
Total return (e)(f)                             3.68%(g)     5.96%        13.57%        7.11%        0.90%      (0.45)%(g)
                                              =======      =======       =======      =======      =======      =======
RATIOS TO AVERAGE NET ASSETS/
   SUPPLEMENTAL DATA:
Expenses (h)                                    0.38%(i)     0.38%         0.38%        0.38%        0.38%        0.38%(i)
Net investment income (h)                       3.61%(i)     4.51%(c)      5.50%        6.39%        5.99%        5.88%(i)
Waiver/reimbursement                            0.75%(i)     0.97%         1.45%        1.60%        2.36%        4.62%(i)
Portfolio turnover rate                            8%(g)       94%          109%          34%         196%         158%
Net assets, end of period (000's)             $   134      $   130       $   122      $   108      $   101      $   100

(a)  Class I shares were initially offered on October 19, 1998.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount all debt securities. The effect of this change for the year ended October 31, 2002, was to decrease net investment income per share by $0.01, increase net realized and unrealized gain per share by $0.01 and decrease the ratio of net investment income to average net assets from 4.62% to 4.51%. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.
(d)  Rounds to less than $0.01.
(e)  Total return at net asset value assuming all distributions reinvested.
(f) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.

Selected data for a share outstanding throughout each period is as follows:


                                          (UNAUDITED)
                                          SIX MONTHS                          YEAR ENDED
                                             ENDED                            OCTOBER 31,                      PERIOD ENDED
                                           APRIL 30,    ----------------------------------------------------    OCTOBER 31,
CLASS Z SHARES                               2003             2002               2001            2000           1999 (a)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
   BEGINNING OF PERIOD                      $ 10.84          $ 10.84          $ 10.12          $ 10.11          $ 10.17
                                            -------          -------          -------          -------          -------
INCOME FROM
   INVESTMENT OPERATIONS:
Net investment income (b)                      0.16             0.46(c)          0.59             0.62             0.01
Net realized and unrealized
   gain on investments                         0.22             0.13(c)          0.70             0.05             0.04
                                            -------          -------          -------          -------          -------
   Total from Investment Operations            0.38             0.59             1.29             0.67             0.05
                                            -------          -------          -------          -------          -------
LESS DISTRIBUTIONS DECLARED
   TO SHAREHOLDERS:
From net investment income                    (0.19)           (0.47)           (0.57)           (0.61)           (0.11)
From net realized gains                          --(d)         (0.12)              --            (0.05)              --
                                            -------          -------          -------          -------          -------
   Total Distributions Declared
     to Shareholders                          (0.19)           (0.59)           (0.57)           (0.66)           (0.11)
                                            -------          -------          -------          -------          -------
NET ASSET VALUE,
   END OF PERIOD                            $ 11.03          $ 10.84          $ 10.84          $ 10.12          $ 10.11
                                            =======          =======          =======          =======          =======
Total return (e)(f)                           3.60%(g)         5.80%           13.08%            6.90%             0.53%(g)
                                            =======          =======          =======          =======          =======
RATIOS TO AVERAGE NET ASSETS/
   SUPPLEMENTAL DATA:
Expenses (h)                                  0.45%(i)         0.55%            0.14%            0.55%            0.55%(i)
Net investment income (h)                     3.52%(i)         4.34%(c)         5.74%            6.22%            5.46%(i)
Waiver/reimbursement                          0.82%(i)         1.07%            1.98%            1.56%            5.84%(i)
Portfolio turnover rate                          8%(g)           94%             109%              34%             196%
Net assets, end of period (000's)           $    74          $    10          $     1          $ 3,693          $ 4,246

(a)  Class Z shares were initially offered on September 15, 1999.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount all debt securities. The effect of this change for the year ended October 31, 2002, was to decrease net investment income per share by $0.01, increase net realized and unrealized gain per share by $0.01 and decrease the ratio of net investment income to average net assets from 4.44% to 4.34%. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.
(d)  Rounds to less than $0.01.
(e)  Total return at net asset value assuming all distributions reinvested.
(f) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

 TRANSFER AGENT

Important Information About This Report
The Transfer Agent for Liberty Contrarian Income Fund:

Liberty Funds Services, Inc.
P.O. Box 8081
Boston, MA  02266-8081

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call Shareholder Services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty Contrarian Income Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Liberty Funds Performance Update.

Semiannual Report:
Liberty Contrarian Income Fund

Liberty Contrarian Income Fund  SEMIANNUAL REPORT, APRIL 30, 2003


                                    PRSRT STD
                                  U.S. POSTAGE
                                      PAID
                                  HOLLISTON, MA
                                  PERMIT NO. 20

[eagle head logo]

LibertyFunds

A Member of Columbia Managment Group

(C)2003 Liberty Funds Distributor, Inc.
A Member of Columbia Management Group
One Financial Center, Boston, MA 02111-2621


                                                746-03/987N-0503 (06/03) 03/1605

                                 LIBERTY TAXABLE
                                   BOND FUNDS

                                  Annual Report
                                 April 30, 2003



[photo of woman smiling]


                      ELIMINATE CLUTTER IN TWO EASY STEPS.
                        POINT. CLICK. LIBERTY eDELIVERY.

              For more information about receiving your shareholder
                reports electronically, call us at 800-345-6611.
                  To sign up for eDelivery, visit us online at
                              www.libertyfunds.com.

                                 LIBERTY TAXABLE
                                   BOND FUNDS

                                  Annual Report
                                 April 30, 2003



[photo of woman smiling]


                      ELIMINATE CLUTTER IN TWO EASY STEPS.
                        POINT. CLICK. LIBERTY eDELIVERY.

               To sign up for eDelivery, go to www.icsdelivery.com

[BLANK INSIDE FRONT COVER]

President's Message


[photo of Joseph R. Palombo]


DEAR SHAREHOLDER:

      The US bond market continued to reward investors with solid returns over the past six months. Bonds reported gains across all sectors as interest rates declined. However, leadership rotated from higher quality bonds, which were the top performers in the previous period, to lower quality bonds. Corporate and high-yield bonds rebounded as investors became more willing to take on risk, as prices became more attractive and as companies cleaned up their balance sheets in the wake of last year's accounting scandals. For a more detailed analysis of the bond market during the period, see the Market Overview that begins on the next page of this report.

CONSOLIDATION--AND A NEW NAME
      I am pleased to announce that, effective April 1, 2003, six of the asset management firms brought together when Columbia Management was formed were consolidated and renamed Columbia Management Advisors, Inc. (Columbia Management). This consolidation does not affect the management or investment objectives of your fund and is the next step in our efforts to create a consistent identity and to streamline our organization. By consolidating these firms, we are able to create a more efficient organizational structure and strengthen certain key functions, such as research. Although the name of the asset manager familiar to you has changed, what hasn't changed is the commitment of our specialized investment teams to a multi-disciplined approach to investing, focused on our goal of offering shareholders the best products and services.

Sincerely,

/s/ Joseph R. Palombo

Joseph R. Palombo
President



MEET THE NEW PRESIDENT

Joseph R. Palombo, president and chairman of the Board of Trustees for Liberty Funds, is also chief operating officer and executive vice president of Columbia Management. Mr. Palombo has over 19 years of experience in the financial services industry. Prior to joining Columbia Management, he was chief operating officer and chief compliance officer for Putnam Mutual Funds. Prior to that, he was a partner at Coopers & Lybrand. Mr. Palombo received his degree in economics/accounting from the College of the Holy Cross, where he was a member of Phi Beta Kappa. He earned his master's degree in taxation from Bentley College and participated in the Executive Program at the Amos B. Tuck School at Dartmouth College.



NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE




Economic and market conditions change frequently. There is no assurance that the trends described in this report will continue or commence.

Bond Market Overview


By Columbia Management Advisors, Inc.



      Once again, the US bond markets offered solid returns to investors seeking a respite from the volatility of the stock market. Interest rates fell to 40-year lows and bond prices moved higher across all sectors during the six-month period ended April 30, 2003. Corporate and high yield-bonds experienced the largest price gains. Mortgage bonds were the weakest performers for the year, as declining interest rates spurred a new round of mortgage refinancing.
      During the period, the performance story shifted away from US Treasuries and municipal bonds, which had been strong performers in the previous period. The tables turned as investors expressed a greater willingness to take on risk in anticipation of an improving economy. High-yield bonds outperformed investment grade corporate bonds, with the lowest quality high-yield bonds performing best. Prices on high-yield bonds were bid down so much in the prior period that they became especially attractive. And as many companies cleaned up their balance sheets in the wake of last year's accounting scandals, banks loosened their purse strings and many high-yield issuers were able to refinance debt at lower interest rates.
      For the six month period ended April 30, 2003, the Lehman Brothers Aggregate Bond Index gained 4.31%; the Lehman Brothers Municipal Bond Index rose 3.59%; the Merrill Lynch Government Master Index returned 3.02%; the Merrill Lynch Mortgage Master Index returned 2.58%; and the CSFB Global High Yield II Index gained 19.75%.

BONDS CONTINUE TO RALLY ON SLOWER ECONOMIC GROWTH
      Just as the economy appeared to be picking up steam, growth slowed to an annualized rate of approximately 1.5% during the six-month reporting period. This weakness occurred as the business sector, which typically provides the foundation for a sustained recovery, failed to offer such support.
      Burdened by overcapacity, weak profits and poor pricing power, businesses remained unable to launch the spending programs needed for a sustained recovery. After improving modestly for several quarters, spending by businesses actually declined in the first quarter of 2003. Consumers, who for many quarters had filled the gap left by businesses, became more cautious in their spending in 2003. Many consumers were reluctant to add to levels of debt that were already very high, especially with a rising unemployment rate and slowing wage gains.
      The federal government added some stimulus to the economy through increased defense spending. However, it was largely offset by lower spending from state and local governments facing serious revenue shortfalls. Obstacles to a recovery were compounded as the United States and Iraq moved toward war and oil prices rose.

INTEREST RATES MOVED LOWER
      Bond yields were volatile, reflecting uncertainty in the economy. However, they ended the period below where they began. The yield on the 10-year US Treasury bond, a benchmark for the bond market, was 4.28% at the beginning of the period and 3.85% at the end of the period, after hitting a low of 3.57% in mid-March.
      Hoping to forestall recession yet concerned about the possibility of deflation, the Federal Reserve Board cut the federal funds rate by one-half of one percent on November 6, 2002. The unexpectedly large cut in the short-term interest rate that Federal Reserve banks charge each other for overnight borrowing brought the key rate to its lowest level in 40 years. Yield declines and price gains for the reporting period were largest for bonds with intermediate and longer maturities, which benefited as investors looked for stronger yields in an environment of low interest rates.

LOOKING AHEAD
      With the support of an ever-vigilant Fed and the possibility of additional tax relief to stimulate the economy, we expect economic growth to accelerate modestly in the second half of the year. An end to the war in Iraq has brought oil prices down, the US dollar has started to firm and consumer confidence has edged higher. Improvements in company balance sheets and cash flows have the potential to improve corporate profitability, and the economy should benefit further if inflation remains low.
     However, investors should be mindful that there may be little room for additional gains in bond prices with interest rates the lowest they have been in four decades. Nevertheless, we believe that bonds will continue to attract investors looking for stable income and reduced risk--especially while the economic outlook remains uncertain.

Performance Information - Liberty Corporate Bond Fund

[bar chart data]:

Growth of $10,000 investment
12/12/94-4/30/03


                                                                                Lehman Brothers
                                                                                   Intermediate
                         Class A shares             Class A shares            Government/Credit
                   without sales charge          with sales charge                   Bond Index

12/12/94                        $ 9,525                    $10,000                      $10,000
                                 10,083                     10,585                       10,604
                                 10,868                     11,410                       11,435
                                 11,513                     12,087                       12,167
                                 12,598                     13,226                       13,254
                                 13,288                     13,951                       14,097
                                 13,335                     14,000                       14,312
                                 14,816                     15,554                       16,047
                                 15,840                     16,630                       17,198
4/30/03                          17,677                     18,559                       19,047



MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES. Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. The above illustration assumes a $10,000 investment made on December 12,1994, and reinvestment of income and capital gains distributions. The Lehman Brothers Intermediate Government/Credit Bond Index, is an unmanaged index that tracks the performance of intermediate term US Government and corporate bonds. Unlike the fund, indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. Index information is from 11/30/94.


PERFORMANCE OF A $10,000 INVESTMENT ($)
                              WITHOUT                       WITH
12/12/94 - 4/30/03         SALES CHARGE                 SALES CHARGE
------------------------------------------------------------------------
Class A                       18,559                       17,677
------------------------------------------------------------------------
Class B                       18,498                       18,498
------------------------------------------------------------------------
Class C                       18,508                       18,508
------------------------------------------------------------------------
Class Z                       18,576                         n/a
------------------------------------------------------------------------

Performance Information - Liberty Corporate Bond Fund


AVERAGE ANNUAL TOTAL RETURN AS OF 4/30/03 (%)

SHARE CLASS                              CLASS A                       CLASS B                      CLASS C               CLASS Z
INCEPTION                               11/25/02                      11/25/02                     11/25/02              12/12/94
------------------------------------------------------------------------------------------------------------------------------------
                              without sales    with sales  without sales    with sales   without sales   with sales    without sales
                                  charge         charge        charge         charge         charge        charge         charge
------------------------------------------------------------------------------------------------------------------------------------
6-month (cumulative)               4.31          -0.64          3.97          -1.03           4.03          3.03           4.41
------------------------------------------------------------------------------------------------------------------------------------
1-year                            11.63           6.30         11.26           6.26          11.32         10.32          11.73
------------------------------------------------------------------------------------------------------------------------------------
5-year                             7.01           5.97          6.94           6.63           6.95          6.95           7.03
------------------------------------------------------------------------------------------------------------------------------------
Life                               7.66           7.03          7.61           7.61           7.62          7.62           7.67
------------------------------------------------------------------------------------------------------------------------------------



AVERAGE ANNUAL TOTAL RETURN AS OF 3/31/03 (%)

SHARE CLASS                              CLASS A                       CLASS B                      CLASS C               CLASS Z
------------------------------------------------------------------------------------------------------------------------------------
                              without sales    with sales  without sales    with sales   without sales   with sales    without sales
                                  charge         charge        charge         charge         charge        charge         charge
------------------------------------------------------------------------------------------------------------------------------------
6-month (cumulative)               2.78          -2.14          2.50          -2.50           2.55          1.55           2.85
------------------------------------------------------------------------------------------------------------------------------------
1-year                            12.70           7.36         12.41           7.41          12.45         11.45          12.79
------------------------------------------------------------------------------------------------------------------------------------
5-year                             6.92           5.88          6.86           6.55           6.87          6.87           6.93
------------------------------------------------------------------------------------------------------------------------------------
Life                               7.63           7.00          7.59           7.59           7.60          7.60           7.64
------------------------------------------------------------------------------------------------------------------------------------




MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES. Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The "with sales charge" returns include the maximum 4.75% for class A shares, the appropriate class B contingent deferred sales charge (CDSC) for the holding period after purchase as follows: through first year-5%, second year-4%, third year-3%, fourth year-3%, fifth year-2%, sixth year-1%, thereafter-0%, and the class C CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class A, class B and class C are newer classes of shares. Their performance information includes returns of the Fund's class Z shares (the oldest existing Fund class which shares were initially offered on December 12, 1994) for periods prior to their inception. The average annual total returns for the class Z shares include the returns for the Trust Shares of the former Galaxy Corporate Bond Fund (the former Galaxy Fund), the predecessor to the Fund, for periods prior to November 25, 2002, the date in which class A, B and C shares were initially offered by the Fund. These returns have not been adjusted to reflect any differences in expenses (such as 12b-1 fees) between the predecessor shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower.

The returns for class Z shares include returns of Trust Shares of the former Galaxy Fund for periods prior to November 25, 2002, the date in which class Z shares were initially offered by the Fund.

Performance Information - Liberty Intermediate Government Income Fund

[bar chart data]:

Growth of $10,000 investment
4/30/93-4/30/03

                                                                                           Lehman Brothers       Lehman Brothers
                                                                    Lehman Brothers           Intermediate          Intermediate
                    Class A shares             Class A shares             Aggregate             Government     Government/Credit
              without sales charge          with sales charge            Bond Index             Bond Index            Bond Index

4/30/93                    $10,000                    $ 9,525               $10,000                $10,000               $10,000
                            10,007                      9,532                 9,978                 10,356                10,013
                             9,666                      9,207                10,101                 10,177                10,084
                            10,226                      9,741                10,758                 11,379                10,822
                            10,917                     10,398                11,601                 12,024                11,756
                            11,534                     10,986                12,344                 12,905                12,589
                            12,502                     11,908                13,446                 14,132                13,962
                            13,207                     12,580                14,301                 14,247                14,837
                            13,385                     12,749                14,519                 15,205                15,022
                            14,856                     14,150                16,280                 17,309                16,884
                            15,884                     15,130                17,448                 18,468                18,209
4/30/03                     17,220                     16,400                19,324                 18,887                20,114




MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES. Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. The above illustration assumes a $10,000 investment made on April 30,1994, and reinvestment of income and capital gains distributions. The Lehman Brothers Intermediate Government/Credit Index is an unmanaged index that tracks the performance of intermediate term US Government and corporate bonds. The Lehman Brothers Aggregate Bond Index is an unmanaged index made up of the Lehman Brothers Intermediate Government/Credit Bond Index, its Mortgage Backed Securities Index and its Asset Backed Securities Index. The Lehman Brothers Intermediate Government Bond Index is an unmanaged index that tracks the performance of US government securities. Unlike the fund, indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.



PERFORMANCE OF A $10,000 INVESTMENT ($)
                                   WITHOUT                       WITH
4/30/93 - 4/30/03               SALES CHARGE                 SALES CHARGE
---------------------------------------------------------------------------
Class A                            17,220                       16,400
---------------------------------------------------------------------------
Class B                            16,644                       16,644
---------------------------------------------------------------------------
Class C                            16,660                       16,660
---------------------------------------------------------------------------
Class G                            16,668                       16,668
---------------------------------------------------------------------------
Class T                            17,224                       16,405
---------------------------------------------------------------------------
Class Z                            17,644                         n/a
---------------------------------------------------------------------------

Performance Information - Liberty Intermediate Government Income Fund


AVERAGE ANNUAL TOTAL RETURN AS OF 4/30/03 (%)

SHARE CLASS                                A                B                 C                 G                T            Z
INCEPTION                              11/25/02         11/25/02          11/25/02           11/1/98          9/1/88       9/1/88
------------------------------------------------------------------------------------------------------------------------------------
                                   without   with   without   with    without   with   without   with    without  with     without
                                    sales    sales   sales    sales    sales    sales   sales    sales    sales   sales     sales
                                   charge   charge  charge   charge   charge   charge  charge   charge   charge   charge   charge
------------------------------------------------------------------------------------------------------------------------------------
6-month (cumulative)                2.52    -2.37     2.06   -2.94     2.16     1.16     2.21   -2.79     2.55    -2.35     2.72
------------------------------------------------------------------------------------------------------------------------------------
1-year                              8.44     3.28     7.54    2.54     7.64     6.64     7.69    2.69     8.47     3.31     8.78
------------------------------------------------------------------------------------------------------------------------------------
5-year                              6.62     5.58     5.90    5.58     5.92     5.92     5.93    5.45     6.62     5.58     6.91
------------------------------------------------------------------------------------------------------------------------------------
10-year                             5.58     5.07     5.23    5.23     5.24     5.24     5.24    5.24     5.59     5.07     5.84
------------------------------------------------------------------------------------------------------------------------------------



AVERAGE ANNUAL TOTAL RETURN AS OF 3/31/03 (%)

SHARE CLASS                                A                B                 C                 G                T            Z
------------------------------------------------------------------------------------------------------------------------------------
                                   without   with   without   with    without   with   without   with    without  with     without
                                    sales    sales   sales    sales    sales    sales   sales    sales    sales   sales     sales
                                   charge   charge  charge   charge   charge   charge  charge   charge   charge   charge   charge
------------------------------------------------------------------------------------------------------------------------------------
6-month (cumulative)                1.70    -3.12     1.26   -3.73     1.34     0.34     1.38   -3.61     1.72    -3.11     1.88
------------------------------------------------------------------------------------------------------------------------------------
 1-year                             9.87     4.67     8.97    3.97     9.06     8.06     9.10    4.10     9.89     4.69    10.20
------------------------------------------------------------------------------------------------------------------------------------
5-year                              6.60     5.56     5.90    5.58     5.91     5.91     5.92    5.44     6.61     5.57     6.89
------------------------------------------------------------------------------------------------------------------------------------
10-year                             5.59     5.08     5.24    5.24     5.25     5.25     5.25    5.25     5.59     5.08     5.85
------------------------------------------------------------------------------------------------------------------------------------



MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES. Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The "with sales charge" returns include the maximum 4.75% for class A shares, the appropriate class B contingent deferred sales charge (CDSC) for the holding period after purchase as follows: through first year-5%, second year-4%, third year-3%, fourth year-3%, fifth year-2%, sixth year-1%, thereafter-0%, and the class C CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class A, class B and class C are newer classes of shares. Their performance information includes returns of the Retail A Shares (for class A shares) and Retail B Shares (for class B and class C shares) of the former former Galaxy Intermediate Government Income Fund (the former Galaxy Fund), the predecessor to the fund, for periods prior to November 25, 2002, the date in which class A, B and C shares were initially offered by the Fund. The returns shown for Retail B shares also include the returns of Retail A Shares for periods prior to the inception of Retail B Shares of the former Galaxy Fund (November 1, 1998). Class A, class B and class C shares would have had substantially similar returns because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for class B and class C shares exceed expenses paid by Retail A Shares. The returns have not been restated to reflect any differences in expenses between the predecessor shares and the newer classes of shares.

The returns for class G and class T shares include the returns of Retail A Shares (for class T shares) and Retail B Shares (for class G shares) of the former Galaxy Fund for periods prior to November 25, 2002, the date on which class T and G shares were initially offered by the Fund. The returns shown for class G shares also include the returns of Retail A Shares (adjusted to reflect the sales charges applicable to class G shares) for periods prior to the inception of Retail B Shares of the former Galaxy Fund (November 1, 1998). Retail A Shares were initially offered on September 1, 1988. Class G shares would have had substantially similar returns because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for class G shares exceed expenses paid by Retail A Shares.

The returns for class Z shares include returns of Trust Shares of the former Galaxy Fund for periods prior to November 25, 2002, the date on which class Z shares were initially offered by the Fund.

Performance Information - Liberty Quality Plus Bond Fund


[bar chart data]:

Growth of $10,000 investment
4/30/93-4/30/03


                                                                                      Lehman Brothers
                          Class A shares                Class A shares              Government/Credit
                    without sales charge             with sales charge                     Bond Index

4/30/93                          $10,000                      $ 9,525
                                   9,980                        9,506                         $ 9,995
                                  10,080                        9,602                          10,114
                                  10,567                       10,065                          10,816
                                  11,568                       11,019                          11,751
                                  12,249                       11,667                          12,539
                                  13,537                       12,894                          13,960
                                  14,305                       13,625                          14,837
                                  14,347                       13,665                          14,977
                                  15,951                       15,193                          16,791
                                  17,049                       16,239                          18,046
4/30/03                           19,013                       18,117                          20,288




MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES. Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. The above illustration assumes a $10,000 investment made on April 30,1994, and reinvestment of income and capital gains distributions. The Lehman Brothers Government/Credit Bond Index is an unmanaged index that tracks the performance of US government and corporate bonds rated investment grade or better, with maturities of at least one year. Unlike the fund, indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.


PERFORMANCE OF A $10,000 INVESTMENT ($)
                                    WITHOUT                       WITH
4/30/93 - 4/30/03                SALES CHARGE                 SALES CHARGE
----------------------------------------------------------------------------
Class A                             19,013                       18,117
----------------------------------------------------------------------------
Class B                             18,412                       18,412
----------------------------------------------------------------------------
Class C                             18,196                       18,196
----------------------------------------------------------------------------
Class G                             18,206                       18,206
----------------------------------------------------------------------------
Class T                             19,018                       18,121
----------------------------------------------------------------------------
Class Z                             19,329                         n/a
----------------------------------------------------------------------------

Performance Information - Liberty Quality Plus Bond Fund


AVERAGE ANNUAL TOTAL RETURN AS OF 4/30/03 (%)

SHARE CLASS                                A                B                 C                 G                T            Z
INCEPTION                               11/1/98          11/1/98          11/25/02           3/4/96          12/14/90     12/14/90
------------------------------------------------------------------------------------------------------------------------------------
                                   without   with   without   with    without   with   without   with    without  with     without
                                    sales    sales   sales    sales    sales    sales   sales    sales    sales   sales     sales
                                   charge   charge  charge   charge   charge   charge  charge   charge   charge   charge   charge
------------------------------------------------------------------------------------------------------------------------------------
6-month (cumulative)                4.28    -0.65     3.89   -1.11     3.88     2.88     3.94   -1.06     4.29    -0.64     4.41
------------------------------------------------------------------------------------------------------------------------------------
1-year                             11.49     6.19    10.65    5.65    10.66     9.66    10.72    5.72    11.50     6.20    11.74
------------------------------------------------------------------------------------------------------------------------------------
5-year                              7.02     5.98     6.34    6.02     6.33     6.33     6.34    5.86     7.03     5.99     7.24
------------------------------------------------------------------------------------------------------------------------------------
10-year                             6.64     6.12     6.29    6.29     6.17     6.17     6.17    6.17     6.64     6.13     6.81
------------------------------------------------------------------------------------------------------------------------------------



AVERAGE ANNUAL TOTAL RETURN AS OF 3/31/03 (%)

SHARE CLASS                                A                B                 C                 G                T            Z
------------------------------------------------------------------------------------------------------------------------------------
                                   without   with   without   with    without   with   without   with    without  with     without
                                    sales    sales   sales    sales    sales    sales   sales    sales    sales   sales     sales
                                   charge   charge  charge   charge   charge   charge  charge   charge   charge   charge   charge
------------------------------------------------------------------------------------------------------------------------------------
6-month (cumulative)                2.05    -2.79     1.66   -3.33     1.66     0.66     1.71   -3.28     2.06    -2.78     2.18
------------------------------------------------------------------------------------------------------------------------------------
1-year                             12.24     6.93    11.40    6.40    11.42    10.42    11.47    6.47    12.25     6.93    12.49
------------------------------------------------------------------------------------------------------------------------------------
5-year                              6.85     5.81     6.18    5.87     6.16     6.16     6.17    5.69     6.86     5.82     7.07
------------------------------------------------------------------------------------------------------------------------------------
10-year                             6.61     6.10     6.28    6.28     6.15     6.15     6.16    6.16     6.62     6.10     6.79
------------------------------------------------------------------------------------------------------------------------------------




MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES. Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The "with sales charge" returns include the maximum 4.75% for class A shares, the appropriate class B contingent deferred sales charge (CDSC) for the holding period after purchase as follows: through first year-5%, second year-4%, third year-3%, fourth year-3%, fifth year-2%, sixth year-1%, thereafter-0%, and the class C CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

The returns for class A and class B shares include the returns of Prime A Shares (for class A shares) and Prime B Shares (for class B shares) of the former Galaxy Intermediate Government Income Fund (the former Galaxy Fund), the predecessor to the fund, for periods prior to November 25, 2002, the date on which class A, B and C shares were initially offered by the Fund. The returns shown for class A shares and class B shares also include the returns of Retail A Shares of the former Galaxy Fund (adjusted, as necessary, to reflect the sales charges applicable to class A shares and class B shares, respectively) for periods prior to the inception of Prime A Shares and Prime B Shares (November 1,
1998). Class A and class B shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although returns would be lower to the extent that expenses for class A and class B shares exceed expenses paid by Retail A Shares. The returns shown for class C shares for periods prior to the date of this prospectus include the returns of Retail B Shares of the former Galaxy Fund (adjusted to reflect the sales charge applicable to class C shares). The returns shown for class C shares also include the returns of Retail A Shares of the former Galaxy Fund (adjusted to reflect the sales charges applicable to class C shares) for periods prior to the date of inception of Retail B shares (March 4,
1996). Class C shares generally would have had substantially similar returns because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for class C shares exceed expenses paid by Retail A and Retail B Shares.

The returns for class G and class T shares include the returns of Retail A Shares (for class T shares) and Retail B Shares (for class G Shares) of the former Galaxy Fund for periods prior to November 25, 2002, the date in which class T and G shares were initially offered by the Fund. The returns shown for class G shares also include the returns of Retail A Shares (adjusted to reflect the sales charges applicable to class G shares) for periods prior to the inception of Retail B Shares of the former Galaxy Fund (March 4, 1998). Retail A Shares of the former Galaxy Fund were initially offered on December 14, 1990. Class G shares generally would have had substantially similar returns because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for class G shares exceed expenses paid by Retail A Shares.

The returns for class Z shares include returns of Trust Shares of the former Galaxy Fund for periods prior to November 25, 2002, the date on which class Z shares were initially offered by the Fund.

Portfolio Reviews


LIBERTY CORPORATE BOND FUND

By David Lindsay
Portfolio Manager

      Because the Board of Trustees approved a change in the Liberty Corporate Bond Fund's fiscal year end from October to April, this report is called an annual report. However, it covers only a six-month period because the prior six months were reviewed in the previous report. This change is simply an effort to spread the advisor's fiscal year ends more evenly throughout the calendar year.
      In the past six months, corporate bonds outperformed Treasury bonds by a wide margin, a dramatic reversal of the "flight to safety" trend that peaked during last summer's corporate accounting scandals. This new fixed-income environment matched up well with the fund's increased emphasis on domestic corporate bonds, resulting in strong performance relative to both the fund's benchmark and its peer group for the period.
     For the six-month period that ended April 30, 2003, class A shares of Liberty Corporate Bond Fund delivered a total return of 4.31% without sales charge. By comparison, the Lehman Brothers Intermediate Government/ Credit Index returned 4.43%, while the Lipper Intermediate Investment Grade Debt Funds Index returned 9.26%.

INCREASED CORPORATE WEIGHTING AIDS PERFORMANCE
      Consistent with the strategy we outlined in our October 31, 2002 report, we increased the portfolio's weighting in domestic corporate bonds during the past six months from 67% to 77%. This shift coincided with a reduction in our exposure to US Treasury and federal agency securities, which now constitute approximately 10% of the portfolio. We were motivated by the fact that the yield spread--or yield differential--between corporate bonds and Treasuries had become extraordinarily wide and was not likely to remain so. Our estimation was correct. The yield spread narrowed, and corporate bond prices rose throughout the period.
      The fund increased its commitments to the financial and electric power sectors during the past six months. Bonds of financial companies had weakened in price following last year's investment banking controversies, but we felt optimistic that these issues had the potential to rally when a settlement with the Securities and Exchange Commission was reached, as was the case toward the end of the six-month period. We also purchased electric power bonds for their turnaround potential. Many solid issues within the sector had moved down because of temporary problems at the holding companies that owned them, and they regained lost ground during the period.

THE FUND'S FOCUS ON INTERMEDIATE MATURITIES HAMPERED PERFORMANCE
      The fund's concentration in intermediate maturities was a slight negative for performance, as the greatest declines in yield within the fixed-income universe were experienced by short-term securities (with maturities of less than one year) and long-term securities (with maturities exceeding ten years). In the absence of a fresh commitment to long-term bonds, the fund's average maturity declined slightly during the period, from 6.8 years to 6.6 years.



--------------------------------------------------------------------------------
SEC YIELDS AS OF
4/30/03 (%)
Class A           2.58
Class B           1.96
Class C           2.11
Class Z           2.96

The 30-day SEC yields reflect the portfolio's earning power net of expenses, expressed as an annualized percentage of the public offering price per share. If the advisor or its affiliates had not waived certain fund expenses, the SEC yield would have been 2.38%, 1.76%, 1.76% and 2.76% for classes A, B, C, and Z shares.



MATURITY BREAKDOWN AS
OF 4/30/03 (%)

[bar chart data]:

0-1 year            7.1
1-3 years          26.2
3-5 years          21.4
5-7 years          10.2
7-10 years         21.8
10-15 years         3.9
15-20 years         2.0
20-25 years         6.5
30+ years           0.9

Maturity breakdown is calculated as a percentage of total net assets, based on each security's effective maturity, which reflects pre-fundings, mandatory puts and other conditions that affect a bond's maturity. Because the fund is actively managed, there can be no guarantee that the fund will continue to maintain this maturity breakdown in the future.



NET ASSET VALUE PER
SHARE AS OF 4/30/03 ($)

Class A          11.26
Class B          11.26
Class C          11.26
Class Z          11.26

DISTRIBUTIONS
DECLARED PER SHARE
11/1/02 - 4/30/03 ($)

Class A           0.21
Class B           0.17
Class C           0.18
Class Z           0.25
--------------------------------------------------------------------------------



[pie chart data]:

Asset Allocation as of April 30, 2003 (%)

Corporate notes and bonds                   85
US Government and agency obligations         9
Asset-backed securities                      2
Mortgage-backed securities                   2
Cash & equivalents                           2


Asset allocation breakdown is calculated as a percentage of net assets.



CREDIT RATING BREAKDOWN AS OF 4/30/03 (%)

AAA        20.2
AA         19.4
A          41.3
BBB        19.1

Quality breakdown is calculated as a percentage of total investments including short-term obligations. Ratings shown in the quality breakdown represent the highest rating assigned to a particular bond by one of the following nationally-recognized rating agencies: Standard & Poor's Corporation, Moody's Investors Service, Inc.or Fitch Investors Service, Inc. Because the fund is actively managed, there can be no guarantee that the fund will continue to maintain this quality breakdown in the future.

PORTFOLIO REVIEWS


      The fund's relatively high representation in high-quality bonds was also a slight negative for performance, as lower-quality issues were the biggest gainers within the recent rally. Mindful of this trend, we reduced our exposure to AAA credits, from 26% to 20% of the portfolio, while incrementally increasing our weightings of AA, A and BBB credits. In retrospect, a longer average maturity and lower average quality would have aided the fund's results. Overall, however, these slightly negative effects were more than offset by the fund's general preference for corporate bonds over Treasuries.

CORPORATE SECTOR RETAINS UPSIDE POTENTIAL
      With US Treasury yields at 40-year lows, we would not be surprised to see yields rise slightly in the next 12 months. However, we remain optimistic about fixed-income investments as a whole. We continue to believe that corporate bonds represent superior values. Yields are high enough to withstand a slight increase in interest rates, and we believe there is room for the yield spread between Treasuries and corporates to contract further, resulting in further price increases for corporate bonds. The yield differential is especially attractive among medium-grade bonds, a segment of the market where we expect to increase our exposure.


David Lindsay has managed the Liberty Corporate Bond Fund since its inception in December of 1994. He has managed other fixed income portfolios for Columbia Management Advisors, Inc., and its predecessors since 1986.

Holdings are disclosed as of April 30, 2003 and are subject to change.

Investing in fixed-income securities offers the potential for attractive current income and total returns, but also involves certain risks. The value and return of your investment may fluctuate as a result of changes in interest rates; the financial strength of issuers of lower-rated bonds; foreign, political and economic developments; and changes in currency exchange rates.

PORTFOLIO REVIEWS



LIBERTY INTERMEDIATE GOVERNMENT INCOME FUND

By Marie Schofield
Portfolio Manager

      Because the Board of Trustees approved a change in the Liberty Intermediate Government Income Fund's fiscal year end from October to April, this report is called an annual report. However, it covers only a six-month period because the prior six months were reviewed in the previous report. This change is simply an effort to spread the advisor's fiscal year ends more evenly throughout the calendar year.
      For the six-month period that ended April 30, 2003, class A shares of Liberty Intermediate Government Income Fund returned 2.52% without sales charge. The fund underperformed its primary index, the Lehman Brothers Intermediate Government/Credit Bond Index, which returned 4.43%. It also lagged its secondary index, the Lehman Brothers Aggregate Bond Index, which returned 4.31%. However, the fund finished the period ahead of its peer group, the Lipper Intermediate US Government Funds Category, which returned 2.29%.
      As you may be aware, recent changes to Securities and Exchange Commission
(SEC) regulations require funds with the word "Government" in their name to hold a minimum of 80% of their assets in government bonds. For this reason, we believe the Lehman Brothers Intermediate Government Bond Index is now a better measure of the fund's performance, and will be used as the fund's primary benchmark going forward. This index returned 2.26% for the period--less than the fund's performance.

A REBOUND FOR LOWER QUALITY BONDS
      During the six-month period, investors ventured away from the US Treasury market, which had provided a safe haven from corporate accounting scandals and a falling stock market in the prior period, in search of higher yields. As a result, virtually every subsector of the bond market beat Treasuries during the six-month reporting period, including such downtrodden categories as telecommunications, automobiles and emerging markets. Over this time, lower credit quality issues generated the bond market's highest returns.

FUND RESTRUCTURED IN 2002
      Restructured to comply with the recent SEC ruling, the fund's higher exposure to government bonds caused its performance to fall below its old benchmark, as higher-yielding sectors experienced a strong rally. We made up some of the lost yield, however, by increasing our stake in mortgage-backed securities, which offered a slight yield advantage over Treasuries. Our decision to add to our position in collateralized mortgage obligations (CMOs) also aided results.
      We also reduced the duration and average maturity of the fund, based on our expectation that the overall economy would improve and interest rates might move higher. The fund's duration is a measure of its sensitivity to changing interest rates. Because bond prices move in the opposite direction of interest rates, we lower duration when we expect interest rates to rise and raise duration when we expect interest rates to fall. These adjustments provide the potential to benefit performance. However, if we



--------------------------------------------------------------------------------
SEC YIELDS AS OF
4/30/03 (%)

Class A           2.54
Class B           1.68
Class C           1.84
Class G           1.93
Class T           2.65
Class Z           3.06

The 30-day SEC yields reflect the portfolio's earning power net of expenses, expressed as an annualized percentage of the public offering price at the end of the period. If the advisor or its affiliates had not waived certain fund expenses, the SEC yield would have been 2.34%, 1.48%, 1.49%, 1.73%, 2.45% and 2.86% for classes A, B, C, G, T and Z shares.



MATURITY BREAKDOWN AS
OF 4/30/03 (%)

[bar chart data]:

0-1 year                   9.4
1-3 years                 40.3
3-5 years                 19.8
5-7 years                  7.8
7-10 years                 8.6
10-15 years                2.4
15-20 years                4.3
20-30 years                7.4

Maturity breakdown is calculated as a percentage of total net assets, based on each security's effective maturity, which reflects pre-fundings, mandatory puts and other conditions that affect a bond's maturity. Because the fund is actively managed, there can be no guarantee that the fund will continue to maintain this maturity breakdown in the future.



NET ASSET VALUE PER
SHARE AS OF 4/30/03 ($)

Class A          10.83
Class B          10.83
Class C          10.83
Class G          10.83
Class T          10.83
Class Z          10.83



DISTRIBUTIONS
DECLARED PER SHARE
11/1/02 - 4/30/03 ($)

Class A           0.18
Class B           0.14
Class C           0.15
Class G           0.18
Class T           0.21
Class Z           0.23
--------------------------------------------------------------------------------


[pie chart data]:

Asset Allocation as of April 30, 2003 (%)

Mortgage-backed securities                  42
US Government and agency obligations        37
Corporate notes and bonds                   15
Asset-backed securities                      1
Cash & equivalents                           5


Asset allocation breakdown is calculated as a percentage of net assets.



QUALITY BREAKDOWN AS OF 4/30/03 (%)

AAA            87.6
AA              2.3
A              10.1

Quality breakdown is calculated as a percentage of total investments including short-term obligations. Ratings shown in the quality breakdown represent the highest rating assigned to a particular bond by one of the following nationally-recognized rating agencies: Standard & Poor's Corporation, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. Because the fund is actively managed, there can be no guarantee that the fund will continue to maintain this quality breakdown in the future.

PORTFOLIO REVIEWS


are wrong and interest rates rise after we lengthen duration or fall after we shorten duration, fund performance can be hurt - which was the case during the period. As interest rates fell slightly during the period, our shorter duration detracted slightly from performance.

PREPARED FOR A HIGHER-YIELD ENVIRONMENT
      Although the fund was hurt in the near term by its relatively short duration versus its benchmark, we plan on keeping duration short because we do not believe that interest rates are likely to continue their downward trend. As the economy stabilizes, we expect upward pressure on rates, possibly by the end of the year. Economic growth is likely to be modest, so we expect only a small rise in interest rates. However, even a slight increase would put pressure on Treasury bond prices. We are more optimistic regarding higher-yielding government agency and corporate issues and have positioned the portfolio accordingly.


Marie M. Schofield became manager of the Liberty Intermediate Government Income Fund in December of 1996. She has managed fixed income investments for Columbia Management Advisors, Inc. and its predecessors since 1975.

Holdings are disclosed as of April 30, 2003 and are subject to change.

An investment in the fund offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business developments.

Investing in fixed-income securities offers the potential for attractive current income and total returns, but also involves certain risks. The value and return of your investment may fluctuate as a result of changes in interest rates; the financial strength of issuers of lower-rated bonds; foreign, political and economic developments; and changes in currency exchange rates.

PORTFOLIO REVIEWS


LIBERTY QUALITY PLUS BOND FUND

By Marie Schofield
Portfolio Manager

      Because the Board of Trustees approved a change in the Liberty Intermediate Government Income Fund's fiscal year end from October to April, this report is called an annual report. However, it covers only a six-month period because the prior six months were reviewed in the previous report. This change is simply an effort to spread the advisor's fiscal year ends more evenly throughout the calendar year.
      For the six-month period that ended April 30, 2003, class A shares of Liberty Quality Plus Bond Fund returned 4.28% without sales charge. The fund lagged its peer group, the Lipper Corporate Debt Funds A Rated Category, which returned 5.34%. It also underperformed the Lehman Brothers Government/Credit Bond Index, which returned 5.52%. The lag was caused by the fund's emphasis on higher-quality corporate bonds during a period that, in general, favored lower-quality bonds.

A GOOD YEAR FOR BONDS
      In the fall of 2002, Treasury yields hit 40-year lows and fixed-income investors became more aggressive, lured by the higher yields available in the corporate sector. Lower-quality issues produced the biggest turnarounds of all, with emerging markets and the high-yield sector leading the way.
      The entire fixed-income market benefited from declining interest rates during the period. The Federal Reserve lowered the federal funds rate (the rate banks charge each other for overnight loans) by one-half of one percentage point to 1.25% in November 2002, after 11 such interest rate cuts in 2001. Corporate bonds benefited from this move as companies continued to repair their balance sheets by paying down and refinancing their debt at lower interest rates. Credit ratings upgrades began to outnumber downgrades, a reversal that helped spur a rally in corporate bonds near the end of 2002.

STEADY INCREASE IN CORPORATE BOND POSITION
      During the period, we steadily increased the fund's position in corporate bonds, a decision that aided performance as corporate bonds rallied during the period. By April 30, 2003, the fund had 54% of its total net assets in the corporate sector. Meanwhile, we reduced our position in Treasuries to minimum levels--just 8% of the fund's total assets--because we felt that Treasuries did not offer good value relative to other bond sectors.
      Despite our increased stake in corporate bonds, the fund lagged its benchmark and peer group as lower-quality bonds rallied. The fund's mandate calls for at least 50% of net assets to be invested in high quality bonds, which means that it will not perform as well when lower-rated sectors lead the market.



--------------------------------------------------------------------------------
SEC YIELDS AS OF
4/30/03 (%)

Class A           2.84
Class B           2.13
Class C           2.37
Class G           2.18
Class T           2.81
Class Z           3.21

The 30-day SEC yields reflect the portfolio's earning power net of expenses, expressed as an annualized percentage of the public offering price at the end of the period. If the advisor or its affiliates had not waived certain fund expenses, the SEC yield would have been 2.62%, 1.91%, 2.00%, 1.96%, 2.59% and 2.99% for classes A, B, C, G, T and Z shares.



MATURITY BREAKDOWN
AS OF 4/30/03 (%)

[bar chart data]:

0-1 year                   10.5
1-3 years                  25.8
3-5 years                  20.8
5-7 years                   7.6
7-10 years                 16.0
10-15 years                 2.6
15-20 years                 1.5
20-30 years                15.2

Maturity breakdown is calculated as a percentage of total net assets, based on each security's effective maturity, which reflects pre-fundings, mandatory puts and other conditions that affect a bond's maturity. Because the fund is actively managed, there can be no guarantee that the fund will continue to maintain this maturity breakdown in the future.



NET ASSET VALUE PER
SHARE AS OF 4/30/03 ($)

Class A          11.52
Class B          11.52
Class C          11.52
Class G          11.52
Class T          11.52
Class Z          11.52



DISTRIBUTIONS
DECLARED PER SHARE
11/1/02 - 4/30/03 ($)

Class A           0.25
Class B           0.21
Class C           0.18
Class G           0.21
Class T           0.25
Class Z           0.26
--------------------------------------------------------------------------------



[pie chart data]:

Asset Allocation as of 4/30/03 (%)

Corporate notes and bonds                   54
US Government and agency obligations        20
Mortgage-backed securities                  17
Asset-backed securities                      6
Cash & equivalents                           2
Municipals securities                        1


QUALITY BREAKDOWN AS OF 4/30/03 (%)

AAA         51.3
AA          11.5
A           24.3
BBB         12.9

Quality breakdown is calculated as a percentage of total investments including short-term obligations. Ratings shown in the quality breakdown represent the highest rating assigned to a particular bond by one of the following nationally-recognized rating agencies: Standard & Poor's Corporation, Moody's Investors Service, Inc.or Fitch Investors Service, Inc. Because the fund is actively managed, there can be no guarantee that the fund will continue to maintain this quality breakdown in the future.

PORTFOLIO REVIEWS


LOOKING FORWARD WITH OPTIMISM
      In the second half of 2003, we anticipate stable to stronger economic growth. Despite the recent strength in the corporate bond market, we believe that yields remain attractive not only for corporate bonds, but also for mortgages--a sector in which the fund has increased its commitment over the past six months. We plan to maintain an above-average position relative to our benchmark in both areas. We do not expect interest rates to decline much from current levels, so we will likely keep the fund's duration -a measure of its sensitivity to changing interest rates -- shorter than its benchmark, a stance that we initiated late in 2002. Because bond prices move in the opposite direction from interest rates, we lower duration when we expect interest rates to rise and raise it when we expect interest rates to fall. If we are wrong and interest rates fall further after we shorten duration or rise after we lengthen, performance can suffer. However, if we're right, such adjustments can help performance.


Marie M. Schofield has managed the Liberty Quality Plus Bond Fund since March of 1996. She has managed fixed income investments for Columbia Management Advisors, Inc. or its predecessors since 1975.

Holdings are disclosed as of April 30, 2003 and are subject to change.

An investment in the fund offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business developments.

Investing in fixed-income securities offers the potential for attractive current income and total returns, but also involves certain risks. The value and return of your investment may fluctuate as a result of changes in interest rates; the financial strength of issuers of lower-rated bonds; foreign, political and economic developments; and changes in currency exchange rates.

LIBERTY CORPORATE BOND FUND

PORTFOLIO OF INVESTMENTS
APRIL 30, 2003

 PAR VALUE                                                VALUE
----------                                                -----
CORPORATE NOTES AND BONDS - 76.60%


                FINANCE - 20.81%

 $1,403,000     Allstate Corp., Senior Note
                7.88% 05/01/05...................  $   1,567,319
  1,000,000     American Express Co.
                3.75% 11/20/07...................      1,026,980
  1,000,000     American Express Credit Corp.
                Series B, MTN
                4.25% 02/07/05...................      1,038,950
    500,000     Associates Corp. of North America
                Senior Note
                6.88% 08/01/03...................        506,720
  1,090,000     Bank of America Corp., Senior Note
                4.88% 01/15/13...................      1,119,768
    700,000     Bank of America Corp., Subordinated Note
                7.75% 08/15/04...................        756,924
    500,000     Bank of America Corp., Subordinated Note
                7.63% 04/15/05...................        545,825
    500,000     Bank of New York Co., Inc.
                Subordinated Note
                8.50% 12/15/04...................        554,315
  1,000,000     Bank One Corp., Subordinated Note
                7.88% 08/01/10...................      1,215,880
    350,000     Bank One N.A., Illinois, Bank Note
                3.70% 01/15/08...................        358,355
    750,000     Bear Stearns Co., Inc.
                3.00% 03/30/06...................        763,292
    250,000     Boeing Capital Corp.
                5.80% 01/15/13...................        257,388
    500,000     Boeing Capital Corp., Senior Note
                7.10% 09/27/05...................        548,380
    500,000     Boeing Capital Corp., Senior Note
                6.10% 03/01/11...................        526,500
  1,000,000     Branch Banking & Trust Co.,
                Subordinated Note, Bank Note
                4.88% 01/15/13...................      1,041,630
  1,000,000     Caterpillar Financial Services Corp.
                6.88% 08/01/04...................      1,059,820
    500,000     Caterpillar Financial Services Corp.
                Series F, MTN
                4.69% 04/25/05...................        525,680
    250,000     CitiGroup, Inc.
                6.63% 09/15/05...................        275,163
  1,000,000     CitiGroup, Inc.
                6.88% 06/01/25...................      1,150,620
    500,000     Comerica, Inc., Subordinated Note
                7.25% 08/01/07...................        565,900
    550,000     Deutsche Bank Financial LLC
                5.38% 03/02/15...................        575,053
    375,000     EOP Operating LP
                5.88% 01/15/13...................        397,474
    375,000     EOP Operating LP, Senior Note
                7.00% 07/15/11...................        426,146
    250,000     Ford Motor Credit Co., Senior Note
                6.13% 03/20/04...................        256,035




 PAR VALUE                                                VALUE
----------                                                -----

                FINANCE (CONTINUED)

 $1,000,000     FPL Group Capital, Inc.
                7.63% 09/15/06...................  $   1,142,130
    250,000     General Electric Capital Corp.
                Series A, MTN
                5.00% 02/15/07...................        268,292
  1,000,000     Golden West Financial Corp.
                Senior Note
                4.13% 08/15/07...................      1,042,030
    500,000     Goldman Sachs Group, Inc.
                6.60% 01/15/12...................        563,575
    635,000     Household Finance Corp.
                6.38% 10/15/11...................        698,043
    375,000     International Lease Finance Corp.
                Series O, MTN
                4.00% 01/17/06...................        383,224
    750,000     John Hancock Global Funding II
                5.00% 07/27/07 (A)...............        793,268
    700,000     J.P. Morgan Chase & Co.
                Subordinated Note
                6.75% 02/01/11...................        791,980
  1,000,000     KeyBank, N.A., Senior Note, Bank Note
                4.10% 06/30/05...................      1,042,610
  1,000,000     KFW International Finance
                2.50% 10/17/05...................      1,014,290
    325,000     Lehman Brothers Holdings, Inc.
                4.00% 01/22/08...................        333,297
  1,500,000     Marsh & McLennan Cos., Inc.
                Senior Note
                5.38% 03/15/07...................      1,623,885
  1,015,000     Marshall & Ilsley Bank
                Subordinated Note
                6.38% 09/01/11...................      1,154,634
    750,000     Mellon Funding Corp.
                7.50% 06/15/05...................        839,385
    550,000     Merrill Lynch & Co., Inc.
                6.55% 08/01/04...................        583,187
    750,000     Morgan Stanley Dean Witter
                7.75% 06/15/05...................        836,265
    500,000     Morgan Stanley Dean Witter
                5.30% 03/01/13...................        516,460
    500,000     Morgan Stanley Dean Witter
                Unsubordinated Note
                6.10% 04/15/06...................        549,345
    250,000     Regions Financial Corp.
                Subordinated Note
                7.00% 03/01/11...................        295,268
    500,000     SunTrust Bank, Atlanta
                Subordinated Note, Bank Note
                7.25% 09/15/06...................        570,215
    300,000     SunTrust Bank, Atlanta
                Subordinated Note, Bank Note
                5.45% 12/01/17...................        321,462
    500,000     U.S. Bancorp, Series J
                Senior Note, MTN
                6.88% 12/01/04...................        541,605
    250,000     U.S. Bancorp, Series N
                Senior Note, MTN
                5.10% 07/15/07...................        271,067



                       See Notes to Financial Statements.

LIBERTY CORPORATE BOND FUND

APRIL 30, 2003


 PAR VALUE                                                VALUE
----------                                                -----

                FINANCE (CONTINUED)

 $  200,000     U.S. Bancorp, Series N
                Senior Note, MTN
                3.13% 03/15/08...................  $     198,628
  1,000,000     U.S. Bank, N.A., Subordinated Note
                6.30% 02/04/14...................      1,147,070
  1,500,000     USAA Capital Corp.
                Series B, MTN
                3.13% 12/15/05 (A)...............      1,541,955
    714,000     Wachovia Corp.
                6.95% 11/01/04...................        771,377
  1,000,000     Wachovia Corp.
                4.95% 11/01/06...................      1,079,460
    500,000     Wells Fargo & Co.
                5.90% 05/21/06...................        551,445
    500,000     Wells Fargo Bank, N.A.
                Subordinated Note
                6.45% 02/01/11...................        571,040
    450,000     Wells Fargo Financial, Inc., Senior Note
                6.13% 08/01/03...................        455,256
    525,000     Wells Fargo Financial, Inc., Senior Note
                7.50% 04/15/05...................        582,202
                                                   -------------
                                                      40,134,067
                                                   -------------

                CONSUMER STAPLES - 17.80%

  1,287,000     Anheuser-Busch Cos., Inc., Senior Note
                6.00% 04/15/11...................      1,432,598
    180,000     Avery Dennison Corp.
                4.88% 01/15/13...................        183,780
  1,000,000     Avon Products, Inc.
                6.90% 11/15/04...................      1,076,190
  1,500,000     Baxter International, Inc.
                5.25% 05/01/07...................      1,601,640
    200,000     Becton Dickinson & Co., Debenture
                4.55% 04/15/13...................        203,032
    100,000     Becton Dickinson & Co., Debenture
                4.90% 04/15/18...................        101,481
  1,000,000     Becton Dickinson & Co., Debenture
                6.70% 08/01/28...................      1,128,510
    250,000     Block Financial Corp.
                6.75% 11/01/04...................        263,663
  1,000,000     Cargill, Inc.
                6.38% 06/01/12 (A)...............      1,126,200
    100,000     Cendant Corp.
                6.88% 08/15/06...................        108,836
    500,000     Coca-Cola Co.
                5.75% 03/15/11...................        550,940
  1,000,000     Coca-Cola Enterprises, Inc.
                8.00% 01/04/05...................      1,099,230
    280,000     Coca-Cola Enterprises, Inc., Debenture
                6.95% 11/15/26...................        327,869
  1,300,000     Colgate-Palmolive Co., Series E, MTN
                5.98% 04/25/12...................      1,460,810
    500,000     ConAgra Foods, Inc.
                6.75% 09/15/11...................        568,185
  1,180,000     Eli Lilly & Co.
                2.90% 03/15/08...................      1,169,994





 PAR VALUE                                                VALUE
----------                                                -----

                CONSUMER STAPLES (CONTINUED)

 $1,000,000     Estee Lauder Cos., Inc., Senior Note
                6.00% 01/15/12...................  $   1,110,430
  1,000,000     Gillette Co., Senior Note
                4.13% 08/30/07...................      1,038,940
    330,000     Hershey Foods Corp., Debenture
                7.20% 08/15/27...................        392,172
    500,000     Johnson & Johnson Co., Debenture
                6.95% 09/01/29...................        616,340
  1,000,000     Kellogg Co., Series B
                6.00% 04/01/06...................      1,091,320
  1,000,000     Kroger Co.
                6.20% 06/15/12...................      1,073,780
  1,500,000     Limited Brands, Inc.
                6.13% 12/01/12...................      1,603,140
  1,000,000     Merck & Co., Inc.
                5.25% 07/01/06...................      1,080,530
    300,000     Newell Rubbermaid, Inc.
                6.00% 03/15/07...................        323,610
  1,750,000     Pepsi Bottling Holdings, Inc.
                5.38% 02/17/04 (A)...............      1,805,405
  1,000,000     Pharmacia Corp., Debenture
                6.50% 12/01/18...................      1,178,460
    250,000     Procter & Gamble Co.
                Unsubordinated Note
                6.60% 12/15/04...................        269,567
  1,250,000     Procter & Gamble Co.
                Unsubordinated Note
                6.88% 09/15/09...................      1,479,300
    750,000     Safeway, Inc.
                6.15% 03/01/06...................        807,960
  1,000,000     Sara Lee Corp.
                6.25% 09/15/11...................      1,118,300
    400,000     Sysco Corp.
                4.75% 07/30/05...................        423,508
    968,000     Sysco Corp., Debenture
                6.50% 08/01/28...................      1,087,722
    500,000     Tenet Healthcare Corp., Senior Note
                6.38% 12/01/11...................        470,000
  1,000,000     Unilever Capital Corp.
                6.75% 11/01/03...................      1,027,120
  1,500,000     Unilever Capital Corp.
                6.88% 11/01/05...................      1,674,990
  1,000,000     Wal-Mart Stores, Inc.
                4.15% 06/15/05...................      1,047,910
  1,092,000     Wyeth
                7.90% 02/15/05...................      1,204,825
                                                   -------------
                                                      34,328,287
                                                   -------------

                UTILITIES - 6.89%

  1,000,000     Alabama Power Co.
                Series Q, Senior Note
                5.50% 10/15/17...................      1,061,220
    350,000     Atmos Energy Corp., Senior Note
                5.13% 01/15/13...................        357,805
    250,000     CenterPoint Energy Houston Electric LLC
                5.70% 03/15/13 (A)...............        266,485



                       See Notes to Financial Statements.

LIBERTY CORPORATE BOND FUND

APRIL 30, 2003


 PAR VALUE                                                VALUE
----------                                                -----

                UTILITIES (CONTINUED)

 $  400,000     Commonwealth Edison Co.
                First Mortgage
                6.15% 03/15/12...................  $     444,580
  1,250,000     Consolidated Edison Co. of New York
                Series B, Debenture
                7.15% 12/01/09...................      1,492,312
    250,000     Constellation Energy Group, Inc.
                6.35% 04/01/07...................        276,663
    500,000     Dominion Resources, Inc.
                Series B, Senior Note
                7.63% 07/15/05...................        552,930
    110,000     Dominion Resources, Inc.
                Series D, Senior Note
                5.13% 12/15/09...................        114,522
    500,000     Energy East Corp.
                5.75% 11/15/06...................        533,760
    100,000     FirstEnergy Corp., Series A
                5.50% 11/15/06...................        106,170
    500,000     FirstEnergy Corp., Series B
                6.45% 11/15/11...................        540,700
    575,000     Florida Power & Light Co.
                First Mortgage
                5.63% 04/01/34...................        578,829
    100,000     Indiana Michigan Power Co.
                Series A, Senior Note
                6.88% 07/01/04...................        104,468
    500,000     Indiana Michigan Power Co.
                Series C, Senior Note
                6.13% 12/15/06...................        537,270
    500,000     Niagara Mohawk Power Corp.
                First Mortgage
                7.75% 05/15/06...................        568,100
    200,000     Oncor Electric Delivery Co.
                6.38% 05/01/12...................        224,280
    415,000     Oncor Electric Delivery Co.
                6.38% 01/15/15 (A)...............        461,771
    250,000     Oncor Electric Delivery Co., Debenture
                7.00% 09/01/22...................        275,912
  1,000,000     Pacificorp, Series H
                First Mortgage, MTN
                6.38% 05/15/08...................      1,128,130
    210,000     Peco Energy Co.
                First Mortgage
                3.50% 05/01/08...................        212,000
  1,000,000     Potomac Electric Power Co.
                First Mortgage
                6.25% 10/15/07...................      1,096,380
    500,000     Progress Energy, Inc., Senior Note
                5.85% 10/30/08...................        544,365
    250,000     Public Service Co. of Colorado
                First Mortgage
                4.88% 03/01/13 (A)...............        251,772
    245,000     Southern Power Co., Series B
                Senior Note
                6.25% 07/15/12...................        272,038





 PAR VALUE                                                VALUE
----------                                                -----

                UTILITIES (CONTINUED)

 $  250,000     Tampa Electric Co.
                6.38% 08/15/12...................  $     273,242
  1,000,000     Union Electric Co.
                4.75% 04/01/15...................      1,010,026
                                                   -------------
                                                      13,285,730
                                                   -------------

                COMMUNICATIONS - 6.96%

  1,000,000     British Telecommunications Plc
                8.38% 12/15/10...................      1,226,810
    500,000     Cingular Wireless LLC, Senior Note
                5.63% 12/15/06...................        546,900
    500,000     Clear Channel Communications, Inc.
                4.25% 05/15/09...................        502,160
    500,000     Comcast Cable Communications, Inc.
                Senior Note
                6.88% 06/15/09...................        558,010
  1,000,000     Cox Communications, Inc.
                7.75% 11/01/10...................      1,186,980
  1,250,000     Disney (Walt) Co.
                6.38% 03/01/12...................      1,365,400
  1,250,000     Gannett Co., Inc.
                4.95% 04/01/05...................      1,324,137
    455,000     GTE California, Inc., Series B,
                Debenture
                6.75% 03/15/04...................        473,887
  1,000,000     GTE Southwest, Inc., Debenture
                6.00% 01/15/06...................      1,089,600
    200,000     News America, Inc.
                4.75% 03/15/10 (A)...............        199,398
    850,000     SBC Communications, Inc.
                5.75% 05/02/06...................        928,906
    240,000     SBC Communications, Inc.
                6.25% 03/15/11...................        270,017
    160,000     Sprint Capital Corp.
                7.63% 01/30/11...................        169,600
    505,000     Sprint Capital Corp.
                6.90% 05/01/19...................        477,225
    500,000     Tele-Communications-TCI Group
                Senior Note
                7.25% 08/01/05...................        544,510
    530,000     Verizon Virginia, Inc., Series A,
                Debenture
                4.63% 03/15/13...................        524,668
    350,000     Verizon Wireless, Inc.
                5.38% 12/15/06...................        377,979
    500,000     Viacom, Inc.
                6.63% 05/15/11...................        570,800
  1,000,000     Vodafone Group Plc
                7.63% 02/15/05...................      1,099,770
                                                   -------------
                                                      13,436,757
                                                   -------------

                CONSUMER CYCLICAL - 6.93%

  1,235,000     Brown-Forman Corp.
                3.00% 03/15/08 (A)...............      1,217,463
  1,500,000     Campbell Soup Co.
                5.00% 12/03/12...................      1,545,630




                       See Notes to Financial Statements.

LIBERTY CORPORATE BOND FUND

APRIL 30, 2003


 PAR VALUE                                                VALUE
----------                                                -----

                CONSUMER CYCLICAL (CONTINUED)

 $1,000,000     Cintas Corp., No. 2
                6.00% 06/01/12...................  $   1,102,600
  1,200,000     Costco Wholesale Corp., Senior Note
                5.50% 03/15/07...................      1,305,444
  1,000,000     DaimlerChrysler N.A. Holding Corp.
                6.90% 09/01/04...................      1,060,210
  1,000,000     May Department Stores Co.
                7.45% 10/15/16...................      1,193,780
    305,000     May Department Stores Co.
                6.70% 09/15/28...................        315,208
  1,000,000     McDonald's Corp., Series E, MTN
                5.95% 01/15/08...................      1,111,180
  1,000,000     New York Times Co.
                7.63% 03/15/05...................      1,100,570
    300,000     Southwest Airlines Co.
                8.00% 03/01/05...................        327,264
    750,000     Target Corp.
                5.95% 05/15/06...................        823,627
    200,000     Target Corp.
                3.38% 03/01/08...................        201,564
  1,000,000     Time Warner Entertainment Co.
                Debenture
                8.38% 03/15/23...................      1,235,800
    750,000     Wendy's International, Inc.,
                Senior Note
                6.20% 06/15/14...................        831,832
                                                   -------------
                                                      13,372,172
                                                   -------------

                INDUSTRIAL - 6.34%

  1,250,000     3M Co., Debenture
                6.38% 02/15/28...................      1,364,662
    350,000     BAE Systems Holdings, Inc.
                6.40% 12/15/11 (A)...............        373,744
    250,000     Bemis Co., Inc.
                6.50% 08/15/08...................        281,593
    500,000     Black & Decker Corp., Senior Note
                7.13% 06/01/11...................        578,710
  1,000,000     Burlington Northern Santa Fe Corp.
                6.13% 03/15/09...................      1,119,610
  1,000,000     Deere & Co., Debenture
                7.85% 05/15/10...................      1,193,050
    500,000     Emerson Electric Co.
                7.88% 06/01/05...................        558,495
  1,000,000     Emerson Electric Co.
                5.85% 03/15/09...................      1,110,840
    950,000     General Electric Co.
                5.00% 02/01/13...................        981,511
    500,000     Lockheed Martin Corp.
                8.20% 12/01/09...................        617,010
    250,000     Martin Marietta Materials, Inc.
                6.88% 04/01/11...................        278,332





 PAR VALUE                                                VALUE
----------                                                -----

                INDUSTRIAL (CONTINUED)

 $  985,000     Norfolk Southern Corp., Senior Note
                6.20% 04/15/09...................  $   1,094,414
    500,000     Textron, Inc.
                6.38% 07/15/04...................        523,515
    500,000     United Technologies Corp.
                4.88% 11/01/06...................        536,480
    950,000     United Technologies Corp.
                6.35% 03/01/11...................      1,074,555
    500,000     York International Corp.
                Senior Note
                6.63% 08/15/06...................        542,710
                                                   -------------
                                                      12,229,231
                                                   -------------

                ENERGY - 5.81%

    380,000     Alliant Energy Resources, Inc.
                Senior Note
                9.75% 01/15/13 (A)...............        456,942
    250,000     Amerada Hess Corp.
                6.65% 08/15/11...................        280,300
    500,000     Amerada Hess Corp.
                7.13% 03/15/33...................        543,015
    500,000     Atlantic Richfield Co., Debenture
                10.88% 07/15/05..................        593,625
    200,000     Baker Hughes, Inc.
                6.00% 02/15/09...................        221,566
    500,000     Baker Hughes, Inc., Senior Note
                6.25% 01/15/09...................        561,175
  1,000,000     BP Capital Markets Plc
                2.35% 06/15/06...................      1,010,500
    600,000     ChevronTexaco Capital Co.
                3.38% 02/15/08...................        608,904
    745,000     ChevronTexaco Corp.
                5.50% 01/15/09...................        819,411
  1,000,000     Conoco, Inc., Senior Note
                6.95% 04/15/29...................      1,166,740
    575,000     ConocoPhillips
                3.63% 10/15/07...................        584,803
    250,000     Consolidated Natural Gas Co.
                Series B, Senior Note
                5.38% 11/01/06...................        268,493
    760,000     Kerr-McGee Corp.
                5.38% 04/15/05...................        798,243
    750,000     Marathon Oil Corp.
                6.00% 07/01/12...................        811,763
    525,000     Sunoco, Inc.
                7.13% 03/15/04...................        544,178
    500,000     Sunoco, Inc.
                7.75% 09/01/09...................        561,900
    633,000     Texas Eastern Transmission Corp.
                7.30% 12/01/10...................        721,531
    500,000     Tosco Corp.
                8.13% 02/15/30...................        652,045
                                                   -------------
                                                      11,205,134
                                                   -------------



                       See Notes to Financial Statements.

LIBERTY CORPORATE BOND FUND

APRIL 30, 2003


 PAR VALUE                                                VALUE
----------                                                -----

                BASIC MATERIALS - 2.59%

 $  700,000     Alcoa, Inc.
                7.38% 08/01/10...................  $     822,941
  1,250,000     du Pont (E.I.) de Nemours & Co.
                6.88% 10/15/09...................      1,463,888
  1,000,000     International Paper Co.
                7.63% 08/01/04...................      1,066,270
  1,000,000     Mead Corp., Debenture
                6.84% 03/01/37...................      1,076,590
    500,000     Weyerhaeuser Co.
                6.75% 03/15/12...................        560,720
                                                   -------------
                                                       4,990,409
                                                   -------------

                TECHNOLOGY - 1.99%

    450,000     IBM Corp.
                4.25% 09/15/09...................        467,010
  1,000,000     IBM Corp., Debenture
                6.22% 08/01/27...................      1,056,170
    500,000     IBM Corp., MTN
                4.13% 06/30/05...................        526,377
    705,000     Pitney Bowes, Inc.
                4.75% 05/15/18...................        706,988
  1,000,000     Raytheon Co.
                6.50% 07/15/05...................      1,084,260
                                                   -------------
                                                       3,840,805
                                                   -------------

                SERVICES - 0.48%

    670,000     United Parcel Service, Debenture
                8.38% 04/01/30
                (7.62% 04/01/20) (B).............        925,813
                                                   -------------

                TOTAL CORPORATE NOTES AND BONDS..    147,748,405
                                                   -------------
                (Cost $137,799,286)

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 9.38%


                U.S. TREASURY NOTES - 5.82%

    600,000     5.25% 08/15/03...................        607,172
    600,000     2.75% 09/30/03...................        604,055
  1,000,000     2.75% 10/31/03...................      1,008,008
    250,000     3.00% 01/31/04...................        253,496
  2,000,000     5.88% 02/15/04...................      2,074,766
    250,000     3.38% 04/30/04...................        255,488
    260,000     2.88% 06/30/04...................        265,038
    510,000     6.75% 05/15/05...................        563,391
    791,000     5.75% 11/15/05...................        869,327
    500,000     4.63% 05/15/06...................        538,574
  1,000,000     6.25% 02/15/07...................      1,140,859
  1,345,000     4.38% 05/15/07...................      1,443,196
  1,225,000     6.13% 08/15/07...................      1,401,237
      5,000     3.00% 11/15/07...................          5,069
    175,000     5.63% 05/15/08...................        197,620
                                                   -------------
                                                      11,227,296
                                                   -------------






 PAR VALUE                                                VALUE
----------                                                -----

                FEDERAL HOME LOAN MORTGAGE CORPORATION - 2.16%

 $1,215,000     6.25% 07/15/04...................  $   1,286,777
  1,000,000     5.25% 01/15/06...................      1,084,257
  1,000,000     4.88% 03/15/07...................      1,084,621
    650,000     5.88% 03/21/11...................        720,626
                                                   -------------
                                                       4,176,281
                                                   -------------

                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 1.25%

  2,075,000     6.38% 06/15/09...................      2,407,197
                                                   -------------

                U.S. TREASURY BOND - 0.15%

    200,000     12.00% 08/15/13..................        288,312
                                                   -------------

                TOTAL U.S. GOVERNMENT AND AGENCY
                OBLIGATIONS......................     18,099,086
                                                   -------------
                (Cost $17,152,682)

FOREIGN BONDS - 8.51% (C)


                AUSTRALIA - 0.43%

    750,000     Telstra Corp., Ltd.
                6.38% 04/01/12...................        829,410
                                                   -------------

                AUSTRIA - 0.57%

  1,000,000     Oesterreich Kontrollbank
                5.50% 01/20/06...................      1,090,490
                                                   -------------

                CANADA - 1.87%

  1,000,000     Hydro-Quebec, Series GF, Yankee
                8.88% 03/01/26...................      1,437,330
  1,000,000     Ontario Electricity Financial Corp.
                6.10% 01/30/08...................      1,130,760
    500,000     TELUS Corp., Yankee
                7.50% 06/01/07...................        535,000
    500,000     TransAlta Corp., Yankee
                6.75% 07/15/12...................        506,650
                                                   -------------
                                                       3,609,740
                                                   -------------

                FRANCE - 0.25%

    275,000     France Telecom
                9.25% 03/01/11...................        335,239
    120,000     France Telecom
                10.00% 03/01/31..................        159,041
                                                   -------------
                                                         494,280
                                                   -------------




                       See Notes to Financial Statements.

LIBERTY CORPORATE BOND FUND

APRIL 30, 2003


 PAR VALUE                                                VALUE
----------                                                -----

                GERMANY - 1.49%

 $1,000,000     DEPFA Deutsche Pfandbriefbank AG
                3.38% 10/05/07 (A)...............  $   1,001,070
  1,000,000     Deutsche Ausgleichsbank
                7.00% 06/23/05...................      1,103,210
    750,000     Landwirtschaft Rentenbk, Senior Note
                3.38% 11/15/07...................        765,068
                                                   -------------
                                                       2,869,348
                                                   -------------

                NETHERLANDS - 0.29%

    500,000     Deutsche Telekom International Finance
                8.25% 06/15/05...................        554,370
                                                   -------------

                SUPRA-NATIONAL - 1.76%

  1,000,000     European Investment Bank
                4.63% 03/01/07...................      1,073,510
  1,000,000     Inter-American Development Bank
                7.38% 01/15/10...................      1,227,520
  1,000,000     International Bank for Reconstruction &
                Development, Unsubordinated Note
                7.00% 01/27/05...................      1,092,030
                                                   -------------
                                                       3,393,060
                                                   -------------

                UNITED KINGDOM - 1.85%

  1,290,000     Diageo Capital Plc, Yankee
                6.13% 08/15/05...................      1,408,280
    500,000     Diageo Capital Plc, Yankee
                3.50% 11/19/07...................        508,015
    500,000     Royal Bank of Scotland Group Plc
                Subordinated Note
                5.00% 10/01/14...................        515,190
  1,000,000     Royal Bank of Scotland Group Plc
                Subordinated Note, Yankee
                6.40% 04/01/09...................      1,136,440
                                                   -------------
                                                       3,567,925
                                                   -------------

                TOTAL FOREIGN BONDS..............     16,408,623
                                                   -------------
                (Cost $15,040,354)

ASSET-BACKED SECURITIES - 1.64%

    500,000     American Express Credit Account
                Master Trust Series 1999-1, Class A
                5.60% 11/15/06...................        520,245
  1,400,000     Chase Manhattan Auto Owner Trust
                Series 2001-A, Class A-4
                5.07% 02/15/08...................      1,465,688
    382,974     Guaranteed Export Trust Certificates
                Series 1993-D, Class A
                5.23% 05/15/05...................        393,426





 PAR VALUE                                                VALUE
----------                                                -----

ASSET-BACKED SECURITIES (CONTINUED)

 $  160,689     Honda Auto Receivables Owner Trust
                Series 2001-1, Class A-3
                5.36% 09/20/04...................  $     162,029
    600,000     Honda Auto Receivables Owner Trust
                Series 2001-2, Class A-4
                5.09% 10/18/06...................        620,490
                                                   -------------

                TOTAL ASSET-BACKED SECURITIES....      3,161,878
                                                   -------------
                (Cost $3,062,664)

MORTGAGE-BACKED SECURITIES - 1.44%


                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 0.77%

     23,505     7.50% 11/01/07 Pool #188629......         25,027
     35,390     5.00% 08/01/10 Series A-1, CMO,
                STRIP............................         36,635
    282,526     7.50% 06/01/13 Pool #457543......        303,212
    920,411     6.00% 11/01/23 Pool #050940......        963,801
    143,688     6.50% 03/01/28 Pool #412263......        150,270
                                                   -------------
                                                       1,478,945
                                                   -------------

                GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.52%

      7,279     9.00% 09/15/04 Pool #003669......          7,545
     14,139     9.00% 12/15/08 Pool #027562......         15,372
     30,265     8.00% 05/15/22 Pool #319062......         33,194
    247,138     6.00% 05/20/28 Pool #002589......        258,231
    323,963     6.50% 03/15/29 Pool #464613......        341,074
    245,343     6.00% 03/15/29 Pool #487061......        257,228
     91,462     7.50% 09/15/29 Pool #466172......         97,715
                                                   -------------
                                                       1,010,359
                                                   -------------

                FEDERAL HOME LOAN MORTGAGE CORPORATION - 0.15%

      4,365     7.50% 08/01/08 Pool #181313......          4,641
     43,051     7.00% 02/01/17 Pool #289284......         45,700
     38,900     7.00% 10/01/22 Pool #C00184......         41,375
     46,211     7.00% 02/01/23 Pool #C00213......         49,151
    151,362     6.00% 09/01/23 Pool #D41208......        158,386
                                                   -------------
                                                         299,253
                                                   -------------

                TOTAL MORTGAGE-BACKED SECURITIES.      2,788,557
                                                   -------------
                (Cost $2,535,186)




                       See Notes to Financial Statements.

LIBERTY CORPORATE BOND FUND

APRIL 30, 2003


 PAR VALUE                                                VALUE
----------                                                -----

REPURCHASE AGREEMENT - 1.73%

$ 3,342,000     Repurchase agreement with State
                Street Bank & Trust Co., dated
                04/30/03, due 05/01/03 at 1.230%,
                collateralized by a U.S. Treasury
                Bond maturing 08/15/21, market
                value $3,411,000
                (repurchase proceeds
                $3,342,114)......................  $   3,342,000
                                                   -------------
                (Cost $3,342,000)
TOTAL INVESTMENTS - 99.30% ......................    191,548,549
                                                   -------------
(Cost $178,932,172) (D)

NET OTHER ASSETS AND LIABILITIES - 0.70% ........      1,343,266
                                                   -------------
NET ASSETS - 100.00% ............................  $ 192,891,815
                                                   =============

--------------------------------------------
(A) Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. On April 30, 2003, these securities amounted to $9,495,473 or 4.92% of net assets.
(B) Stepped coupon bond. Shown parenthetically is the next interest rate to be paid and the date the Fund will begin accruing this rate.
(C)  U.S. Dollar-Denominated
(D)  Cost for federal income tax purposes is $179,885,205.


        ACRONYM                 NAME
        -------                 ----
          CMO            Collateralized Mortgage Obligation
          MTN            Medium Term Note
         STRIP           Separate Trading of Registered Interest and
                         Principal of Securities




                       See Notes to Financial Statements.

LIBERTY INTERMEDIATE GOVERNMENT INCOME FUND

PORTFOLIO OF INVESTMENTS
APRIL 30, 2003


 PAR VALUE                                                VALUE
----------                                                -----

MORTGAGE-BACKED SECURITIES - 41.75%


                FEDERAL HOME LOAN MORTGAGE CORPORATION - 18.72%

 $   19,996     7.00% 10/01/03 Pool #N97059......  $      20,283
    298,872     7.00% 12/01/10 Pool #E00407......        319,687
  4,386,644     5.00% 12/01/13 Pool #E73815......      4,549,865
    570,022     5.50% 05/01/16 Pool #E83412......        592,744
  6,890,734     5.00% 08/15/16 Series 2522
                Class XA, CMO....................      7,196,067
  5,000,000     6.50% 01/15/17 Series 2345
                Class QB, CMO....................      5,072,155
 13,000,000     6.00% 04/01/17 Pool #E01139......     13,582,611
  2,000,001     6.00% 04/01/17 Pool #E89307......      2,089,634
  5,521,873     5.50% 08/01/17 Pool #E90878......      5,741,433
  6,111,006     6.00% 09/01/17 Pool #G11303......      6,384,878
  3,000,004     5.50% 12/01/17 Pool #E93021......      3,119,290
  7,000,697     5.50% 12/01/17 Pool #E93189......      7,279,059
  4,000,001     5.50% 02/01/18 Pool #E94518......      4,159,242
    497,461     5.50% 03/01/18 Pool #E94833......        517,265
  7,535,758     6.00% 07/01/22 Pool #C90562......      7,871,077
  6,000,000     6.00% 12/15/25 Series 2484
                Class PB, CMO....................      6,256,288
  5,000,000     6.00% 10/15/27 Series 2382
                Class GC, CMO....................      5,158,978
    963,181     7.50% 10/01/29 Pool #C32288......      1,028,229
  1,148,832     6.00% 04/01/31 Pool #C50174......      1,196,339
  3,242,701     6.50% 04/01/32 Pool #C66381......      3,385,700
  5,692,314     7.00% 04/01/32 Pool #C65739......      6,003,470
  4,022,359     7.00% 04/01/32 Pool #C65859......      4,242,231
    142,807     5.50% 03/01/33 Pool #C77018......        147,002
                                                   -------------
                                                      95,913,527
                                                   -------------

                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 15.55%

     47,485     8.00% 07/01/07 Pool #125136......         50,704
    780,894     6.60% 11/01/07 Pool #375483......        877,757
    899,408     6.57% 12/01/07 Pool #375567......      1,009,668
  1,105,556     6.58% 12/01/07 Pool #380013......      1,242,914
  1,422,859     6.12% 10/01/08 Pool #380999......      1,545,378
  1,095,316     5.00% 05/01/09 Pool #326584......      1,131,350
        455     8.00% 12/01/09 Pool #313180......            481
  8,000,000     5.00% 12/25/10 Series 2002-61
                Class PB, CMO....................      8,274,418
    588,216     6.00% 04/01/11 Pool #398072......        620,721
    465,805     6.50% 05/01/11 Pool #250554......        494,843
  5,000,000     4.72% 08/25/12 Series 2002-M2
                Class C, CMO.....................      5,162,577
  2,580,396     5.24% 09/01/12 Pool #385453......      2,746,915
  5,000,000     5.00% 09/25/12 Series 2002-61
                Class PC, CMO....................      5,195,846
  2,086,059     6.00% 04/01/13 Pool #251656......      2,191,834
  1,536,234     6.00% 04/01/13 Pool #418044......      1,614,130
     54,415     6.00% 06/01/13 Pool #421167......         57,174
    596,329     6.50% 06/01/13 Pool #430204......        632,459
    214,980     6.00% 06/01/14 Pool #484967......        225,791
  1,209,948     6.00% 06/01/14 Pool #495200......      1,270,795
    254,048     6.00% 06/01/14 Pool #500131......        266,824
    297,269     7.50% 10/01/15 Pool #253474......        318,889




 PAR VALUE                                                VALUE
----------                                                -----

                FEDERAL NATIONAL MORTGAGE ASSOCIATION (CONTINUED)

 $4,864,935     5.00% 07/25/16 Series 2003-2
                Class CY.........................  $   5,073,267
  3,121,115     7.79% 02/01/19 Pool #160103......      3,418,893
    573,451     10.00% 10/01/20 Pool #190942.....        662,554
    459,313     10.00% 12/01/20 Pool #303416.....        531,087
  8,222,511     6.00% 08/01/22 Pool #254440......      8,604,666
    398,356     6.50% 05/18/23 Series 1997-38
                Class D, CMO.....................        405,939
  1,506,900     8.00% 12/01/29 Pool #535031......      1,636,827
     64,058     8.00% 02/01/30 Pool #525961......         69,428
    175,072     8.00% 02/01/30 Pool #531766......        189,749
     63,019     8.00% 03/01/30 Pool #533977......         68,302
     93,767     8.00% 04/01/30 Pool #526425......        101,627
    457,358     8.00% 04/01/30 Pool #536553......        495,700
     89,235     8.00% 05/01/30 Pool #534205......         96,716
    513,328     7.00% 05/01/31 Pool #580952......        542,366
  1,709,058     6.50% 07/01/31 Pool #589183......      1,785,667
  5,286,214     6.50% 08/01/31 Pool #596663......      5,523,170
    356,221     6.50% 08/01/31 Pool #600564......        372,188
  4,035,988     6.50% 09/01/31 Pool #604108......      4,216,902
  2,283,815     7.00% 09/01/31 Pool #597550......      2,413,008
  4,950,056     6.00% 12/01/31 Pool #629370......      5,183,791
  3,242,480     6.00% 01/01/33 Pool #695331......      3,378,895
                                                   -------------
                                                      79,702,210
                                                   -------------

                GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 7.48%

      9,956     8.50% 10/15/04 Pool #004216......         10,284
     21,474     8.50% 01/15/06 Pool #007946......         22,658
  2,047,435     6.50% 07/15/09 Pool #780357......      2,189,098
    133,201     6.50% 06/15/11 Pool #423829......        142,826
     40,971     6.50% 08/15/12 Pool #455428......         43,885
      7,755     6.50% 06/15/13 Pool #462795......          8,297
    145,685     6.50% 07/15/13 Pool #468077......        155,874
    379,678     6.50% 09/15/13 Pool #464192......        406,233
    103,261     6.50% 09/15/13 Pool #476619......        110,483
    191,899     6.50% 09/15/13 Pool #487907......        205,321
    156,657     7.00% 09/15/13 Pool #484233......        168,687
    610,906     6.50% 10/15/13 Pool #477500......        653,633
    159,837     6.50% 10/15/13 Pool #481575......        171,016
     18,757     6.50% 11/15/13 Pool #434062......         20,069
     39,534     5.50% 12/15/13 Pool #495780......         41,738
    191,146     5.50% 01/15/14 Pool #464491......        201,698
    177,203     5.50% 02/15/14 Pool #464568......        186,986
    283,987     5.50% 03/15/14 Pool #487579......        299,665
    207,612     5.50% 03/15/14 Pool #501523......        219,073
     42,866     5.50% 04/15/14 Pool #496599......         45,232
    309,062     5.50% 04/15/14 Pool #505596......        326,124
    257,861     5.50% 04/15/14 Pool #506448......        272,097
    383,209     5.50% 05/15/14 Pool #480524......        404,364
    319,411     5.50% 05/15/14 Pool #505667......        337,044
    383,058     5.50% 06/15/14 Pool #434398......        404,204
    253,832     5.50% 06/15/14 Pool #507142......        267,845
    285,988     6.50% 07/15/14 Pool #494014......        305,835
    254,881     9.00% 11/15/17 Pool #780171......        284,277
    215,704     5.75% 07/20/21 Pool #008809 (A)..        220,584
  1,017,544     5.38% 04/20/22 Pool #008956 (A)..      1,042,267
    387,229     7.00% 10/15/23 Pool #360196......        413,658



                       See Notes to Financial Statements.

LIBERTY INTERMEDIATE GOVERNMENT INCOME FUND

APRIL 30, 2003


 PAR VALUE                                                VALUE
----------                                                -----

                GOVERNMENT NATIONAL MORTGAGE
                ASSOCIATION (CONTINUED)

 $4,550,000     4.76% 01/16/25 Series 2002-62
                Class B, CMO.....................  $   4,727,109
  1,500,000     4.49% 10/16/25 Series 2003-5
                Class B, CMO.....................      1,530,546
    217,561     7.50% 02/15/27 Pool #443052......        232,692
  1,057,737     7.00% 12/15/28 Pool #483886......      1,123,855
    138,816     7.00% 01/15/29 Pool #499333......        147,363
  1,059,138     7.00% 02/15/29 Pool #486937......      1,124,345
  2,141,714     6.50% 03/15/29 Pool #498474......      2,254,834
    402,567     6.50% 03/15/29 Pool #498475......        423,830
  1,375,164     7.50% 09/15/29 Pool #508805......      1,469,177
    822,721     7.50% 09/15/29 Pool #508811......        878,965
  2,142,369     7.00% 06/15/31 Pool #564666......      2,271,965
  3,015,371     6.00% 09/15/31 Pool #781330......      3,162,307
  2,379,982     6.00% 12/15/31 Pool #570491......      2,492,841
  1,936,320     6.00% 01/15/32 Pool #577422......      2,028,129
  4,582,279     7.00% 06/15/32 Pool #563599......      4,859,578
                                                   -------------
                                                      38,308,591
                                                   -------------

                TOTAL MORTGAGE-BACKED SECURITIES.    213,924,328
                                                   -------------
                (Cost $169,145,575)

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 36.89%


                U.S. TREASURY NOTES - 13.80%

 12,150,000     6.75% 05/15/05...................     13,421,959
 11,500,000     6.50% 08/15/05...................     12,760,504
 18,200,000     5.75% 11/15/05...................     20,002,219
  4,600,000     4.63% 05/15/06...................      4,954,881
    500,000     7.00% 07/15/06...................        575,644
  3,000,000     6.50% 10/15/06...................      3,425,859
    395,000     6.63% 05/15/07...................        457,892
  2,500,000     3.00% 02/15/08...................      2,525,780
    800,000     6.00% 08/15/09...................        926,062
  4,150,000     6.50% 02/15/10...................      4,940,608
  6,712,000     3.88% 02/15/13...................      6,720,914
                                                   -------------
                                                      70,712,322
                                                   -------------

                U.S. GOVERNMENT-BACKED BONDS - 7.24%

  1,830,000     A.I.D. Israel, Series 2-C
                5.63% 09/15/03...................      1,858,017
  5,000,000     Private Export Funding Corp.,
                Series C
                6.31% 09/30/04...................      5,346,550
  2,000,000     Private Export Funding Corp.,
                Series M
                5.34% 03/15/06...................      2,179,760
  4,572,081     Small Business Administration
                Participation Certificates
                Series 1998-20I, Class 1, CMO
                6.00% 09/01/18...................      4,984,370
  4,234,904     Small Business Administration
                Participation Certificates
                Series 2002-20G, Class 1, CMO
                5.66% 07/01/22...................      4,503,741




 PAR VALUE                                                VALUE
----------                                                -----

                U.S. GOVERNMENT-BACKED BONDS (CONTINUED)

 $4,919,129     Small Business Administration
                Participation Certificates
                Series 2002-20H, Class 1, CMO
                5.31% 08/01/22...................  $   5,132,324
  4,216,407     Small Business Administration
                Participation Certificates
                Series 2002-20I, Class 1, CMO
                4.89% 09/01/22...................      4,293,561
  3,000,000     Small Business Administration
                Participation Certificates
                Series 2003-20C, Class 1, CMO
                4.50% 03/01/23...................      2,969,904
  5,500,000     U.S. Department of Housing & Urban
                Development, Series 97-A
                6.36% 08/01/04...................      5,842,182
                                                   -------------
                                                      37,110,409
                                                   -------------

                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 5.45%

  6,000,000     3.00% 06/15/04...................      6,117,384
  5,000,000     3.80% 12/20/04...................      5,019,230
  1,500,000     7.00% 07/15/05...................      1,669,892
  2,000,000     4.34% 12/27/05...................      2,007,994
  5,000,000     2.65% 02/13/06...................      5,021,740
  1,000,000     5.50% 02/15/06...................      1,092,199
    500,000     6.04% 02/25/09 MTN...............        517,639
  3,500,000     4.38% 03/15/13...................      3,534,892
  2,310,000     7.13% 01/15/30...................      2,921,822
                                                   -------------
                                                      27,902,792
                                                   -------------

                FEDERAL HOME LOAN MORTGAGE CORPORATION - 3.82%


  7,000,000     2.88% 09/15/05...................      7,163,716
  3,500,000     5.25% 01/15/06...................      3,794,900
  3,000,000     4.38% 02/04/10...................      3,057,825
  2,185,000     5.88% 03/21/11...................      2,422,413
  2,565,000     6.75% 03/15/31...................      3,133,422
                                                   -------------
                                                      19,572,276
                                                   -------------

                FEDERAL HOME LOAN BANK - 3.72%

    350,000     7.66% 07/20/04...................        376,796
  3,000,000     3.63% 10/15/04...................      3,097,005
  6,000,000     4.38% 02/15/05...................      6,297,192
  1,740,000     6.50% 11/15/05...................      1,937,603
  3,800,000     4.88% 05/15/07...................      4,101,826
  1,000,000     6.53% 06/09/09...................      1,054,760
  2,000,000     7.73% 04/05/10...................      2,205,140
                                                   -------------
                                                      19,070,322
                                                   -------------




                       See Notes to Financial Statements.

LIBERTY INTERMEDIATE GOVERNMENT INCOME FUND

APRIL 30, 2003


 PAR VALUE                                                VALUE
----------                                                -----

                U.S. TREASURY BONDS - 1.46%

 $1,850,000     12.00% 08/15/13..................  $   2,666,890
    700,000     11.25% 02/15/15..................      1,165,008
  1,575,000     6.13% 08/15/29...................      1,861,453
  1,630,000     5.38% 02/15/31...................      1,778,610
                                                   -------------
                                                       7,471,961
                                                   -------------

                FEDERAL FARM CREDIT BANK - 1.40%

  1,000,000     6.55% 02/07/04 MTN...............      1,040,817
    350,000     7.35% 03/24/05 MTN...............        387,466
  5,500,000     5.99% 07/02/12...................      5,751,801
                                                   -------------
                                                       7,180,084
                                                   -------------

                TOTAL U.S. GOVERNMENT AND AGENCY
                OBLIGATIONS......................    189,020,166
                                                   -------------
                (Cost $221,045,512)

CORPORATE NOTES AND BONDS - 11.97%


                FINANCE - 7.07%

  3,500,000     Bank of America, Senior Note
                4.88% 01/15/13...................      3,595,585
  3,150,000     Bank One Corp., Subordinated
                Debenture
                7.63% 10/15/26...................      3,967,267
  1,575,000     Boeing Capital Corp., Senior Note
                5.75% 02/15/07...................      1,668,476
  1,200,000     Chase Manhattan Corp., Subordinated
                Note
                7.88% 06/15/10...................      1,435,728
    900,000     Citigroup, Inc., Debenture
                6.63% 01/15/28...................      1,009,521
  1,300,000     Citigroup, Inc., Senior Note
                6.75% 12/01/05...................      1,444,105
  1,000,000     Citigroup, Inc., Subordinated Note
                7.25% 10/01/10...................      1,178,180
  2,000,000     Comerica, Inc., Subordinated Note
                7.25% 08/01/07...................      2,263,600
  1,500,000     Ford Motor Credit Co.
                7.60% 08/01/05...................      1,580,880
  2,000,000     General Electric Capital Corp.,
                Series A, MTN
                6.88% 11/15/10...................      2,327,240
  3,000,000     General Electric Capital Corp.,
                Series A, MTN
                6.75% 03/15/32...................      3,471,630
    900,000     General Motors Acceptance Corp.
                7.50% 07/15/05...................        966,096
    250,000     General Motors Acceptance Corp.
                7.25% 03/02/11...................        261,120
    400,000     General Motors Acceptance Corp.
                8.00% 11/01/31...................        415,672
  1,325,000     Household Finance Corp.
                6.38% 10/15/11...................      1,456,546
  2,235,000     International Lease Finance Corp.
                5.88% 05/01/13...................      2,258,803
  1,200,000     J.P. Morgan Chase & Co., Subordinated Note
                6.75% 02/01/11...................      1,357,680






 PAR VALUE                                                VALUE
----------                                                -----

                FINANCE (CONTINUED)
 $1,000,000     Marsh & McLennan Cos., Inc., Senior Note
                6.25% 03/15/12...................  $   1,122,520
  1,500,000     National City Corp., Subordinated Note
                5.75% 02/01/09...................      1,621,875
  1,525,000     National Rural Utilities Cooperative
                Finance Corp.
                6.00% 05/15/06...................      1,673,642
  1,150,000     U.S. Bancorp, Series N, Senior Note, MTN
                3.13% 03/15/08...................      1,142,111
                                                   -------------
                                                      36,218,277
                                                   -------------

                CONSUMER STAPLES - 1.29%

  1,405,000     Archer-Daniels-Midland Co., Debenture
                5.94% 10/01/32...................      1,459,992
  2,000,000     Bestfoods
                6.63% 04/15/28...................      2,250,420
  1,000,000     Cargill, Inc.
                6.38% 06/01/12 (B)...............      1,126,200
  1,500,000     Pharmacia Corp., Debenture
                6.60% 12/01/28...................      1,771,320
                                                   -------------
                                                       6,607,932
                                                   -------------

                UTILITIES - 1.16%

  1,600,000     Consolidated Edison Co. of New York
                Series B, Debenture
                7.15% 12/01/09...................      1,910,160
  1,000,000     South Carolina Electric & Gas Co.
                1st Mortgage
                6.63% 02/01/32...................      1,150,260
  2,700,000     Virginia Electric & Power Co.
                Series A, Senior Note
                5.38% 02/01/07...................      2,903,445
                                                   -------------
                                                       5,963,865
                                                   -------------

                COMMUNICATIONS - 0.76%

  1,500,000     SBC Communications, Inc.
                5.88% 02/01/12...................      1,641,510
  1,850,000     Verizon Global Funding Corp.
                7.75% 12/01/30...................      2,277,960
                                                   -------------
                                                       3,919,470
                                                   -------------

                TECHNOLOGY - 0.56%

  2,500,000     IBM Corp., Debenture
                6.50% 01/15/28...................      2,846,375
                                                   -------------

                CONSUMER CYCLICAL - 0.32%

  1,500,000     Target Corp., Debenture
                6.65% 08/01/28...................      1,661,370
                                                   -------------



                       See Notes to Financial Statements.

LIBERTY INTERMEDIATE GOVERNMENT INCOME FUND

APRIL 30, 2003


 PAR VALUE                                                VALUE
----------                                                -----

                HIGHER EDUCATION - 0.32%

 $1,436,000     Stanford University, Series A
                5.85% 03/15/09...................  $   1,611,221
                                                   -------------

                INDUSTRIAL - 0.27%

  1,200,000     United Technologies Corp.
                6.35% 03/01/11...................      1,357,332
                                                   -------------

                SERVICES - 0.22%

    825,000     United Parcel Service, Inc., Debenture
                8.38% 04/01/30
                (7.62% 04/01/20) (C).............      1,139,993
                                                   -------------

                TOTAL CORPORATE NOTES AND BONDS..     61,325,835
                                                   -------------
                (Cost $55,835,664)

FOREIGN BONDS (D) - 3.54%


                AUSTRIA - 0.21%

  1,000,000     Oesterreich Kontrollbank AG
                5.13% 03/20/07...................      1,090,100
                                                   -------------


                CANADA - 1.49%

  3,000,000     Hydro-Quebec, Series HH, Yankee
                8.50% 12/01/29...................      4,326,360
    850,000     Province of Manitoba
                Yankee, Debenture
                5.50% 10/01/08...................        943,721
  2,100,000     Province of Quebec
                Senior Unsubordinated Note
                5.75% 02/15/09...................      2,341,851
                                                   -------------
                                                       7,611,932
                                                   -------------

                GERMANY - 0.39%

  2,000,000     DEPFA Deutsche Pfandbriefbank AG
                3.38% 10/05/07 (B)...............      2,002,140
                                                   -------------


                SUPRA-NATIONAL - 1.45%

  3,000,000     European Investment Bank
                5.63% 01/24/06...................      3,279,660
  3,200,000     Inter-American Development Bank
                Yankee, Debenture
                8.88% 06/01/09...................      4,121,632
                                                   -------------
                                                       7,401,292
                                                   -------------

                TOTAL FOREIGN BONDS..............     18,105,464
                                                   -------------
                (Cost $16,127,484)






 PAR VALUE                                                VALUE
----------                                                -----

ASSET-BACKED SECURITIES - 1.33%

 $3,000,000     Citibank Credit Card Issuance Trust
                Series 2002-A1, Class A-1
                4.95% 02/09/09...................  $   3,210,780
    205,610     Harley-Davidson Motorcycle Trust
                Series 2001-2, Class A-1
                3.77% 04/17/06...................        206,721
  1,725,000     Honda Auto Receivables Owner Trust
                Series 2001-2, Class A-4
                5.09% 10/18/06...................      1,783,909
  1,260,198     Rural Housing Trust
                Series 1987-1, Class 1-D, CMO
                6.33% 04/01/26...................      1,295,542
    316,498     Sallie Mae Student Loan Trust
                Series 1999-3, Class A-1
                1.40% 01/25/07 (A)...............        316,658
                                                   -------------

                TOTAL ASSET-BACKED SECURITIES....      6,813,610
                                                   -------------
                (Cost $6,484,849)

REPURCHASE AGREEMENT - 3.17%

 16,260,000  Repurchase agreement with State Street
             Bank & Trust Co., dated 04/30/03,
             due 05/01/03 at 1.230%, collateralized by
             a U.S. Treasury Bill maturing 08/15/19,
             market value $16,587,389
             (repurchase proceeds $16,260,556)...     16,260,000
                                                   -------------
                (Cost $16,260,000)
TOTAL INVESTMENTS - 98.65%.......................    505,449,403
                                                   -------------
(Cost $484,899,084) (E)

NET OTHER ASSETS AND LIABILITIES - 1.35%.........      6,938,369
                                                   -------------
NET ASSETS - 100.00%.............................  $ 512,387,772
                                                   =============

-----------------------------------------
(A) Floating rate note. Interest rate shown reflects rate in effect on April 30, 2003.
(B) Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. On April 30, 2003, these securities amounted to $3,128,340 or 0.61% of net assets.
(C) Stepped coupon bond. Shown parenthetically is the next interest rate to be paid and the date the Fund will begin accruing this rate.
(D)  U.S. Dollar-Denominated
(E)  Cost for federal income tax purposes is $486,718,180.


        ACRONYM                 NAME
        -------                 ----
          CMO            Collateralized Mortgage Obligation
          MTN            Medium Term Note





                       See Notes to Financial Statements.

LIBERTY QUALITY PLUS BOND FUND

PORTFOLIO OF INVESTMENTS
APRIL 30, 2003


 PAR VALUE                                                VALUE
----------                                                -----

CORPORATE NOTES AND BONDS - 45.81%


                FINANCE - 18.39%

 $4,250,000     AIG SunAmerica Global Financing
                5.20% 05/10/04 (A)...............   $  4,404,997
  1,650,000     Allstate Corp., Senior Note
                7.88% 05/01/05...................      1,843,248
  8,400,000     Bank of America Corp., Senior Note
                4.88% 01/15/13...................      8,629,404
  5,300,000     Bank One Corp., Subordinated Note
                7.88% 08/01/10...................      6,444,164
  4,500,000     Bear Stearns Co., Inc.,
                3.00% 03/30/06...................      4,572,900
  2,675,000     Boeing Capital Corp., Senior Note
                5.75% 02/15/07...................      2,833,761
  1,000,000     Boeing Capital Corp., Senior Note
                6.10% 03/01/11...................      1,053,000
  1,500,000     Caterpillar Financial Services Corp.
                Senior Note
                5.95% 05/01/06...................      1,635,045
  3,300,000     Chubb Corp.
                6.00% 11/15/11...................      3,528,393
  5,000,000     Citigroup Global Markets Holdings, Inc.
                6.50% 02/15/08...................      5,673,600
  1,000,000     Citigroup, Inc., Debenture
                6.63% 01/15/28...................      1,121,690
  4,050,000     Citigroup, Inc., Senior Note
                6.75% 12/01/05...................      4,498,943
  3,000,000     Comerica Bank, Subordinated Note
                7.25% 06/15/07...................      3,383,250
  1,130,000     Comerica, Inc., Subordinated Note
                7.25% 08/01/07...................      1,278,934
  2,460,000     Deutsche Bank Financial LLC
                5.38% 03/02/15...................      2,572,053
  4,300,000     EOP Operating LP
                5.88% 01/15/13...................      4,557,699
  1,375,000     EOP Operating LP, Senior Notes
                7.00% 07/15/11...................      1,562,536
  3,925,000     Ford Motor Credit Co., Senior Note
                6.13% 03/20/04...................      4,019,750
    250,000     General Electric Capital Corp.
                Debenture
                8.30% 09/20/09...................        310,890
     25,000     General Electric Capital Corp.
                Series A, MTN
                7.25% 02/01/05...................         27,289
  2,000,000     General Electric Capital Corp.
                Series A, MTN
                7.50% 05/15/05...................      2,221,740
  5,900,000     General Electric Capital Corp.
                Series A, MTN
                6.75% 03/15/32...................      6,827,539
  1,150,000     General Motors Acceptance Corp.
                7.50% 07/15/05...................      1,234,456
  2,750,000     General Motors Acceptance Corp.
                6.75% 01/15/06...................      2,897,400






 PAR VALUE                                                VALUE
----------                                                -----

                FINANCE (CONTINUED)

 $  800,000     General Motors Acceptance Corp.
                7.25% 03/02/11...................  $     835,584
  3,000,000     General Motors Acceptance Corp.
                8.00% 11/01/31...................      3,117,540
  3,000,000     General Motors Acceptance Corp., MTN
                6.38% 01/30/04...................      3,088,620
  2,250,000     General Motors Acceptance Corp., MTN
                7.00% 10/25/04...................      2,370,488
  2,500,000     Goldman Sachs Group, Inc.
                4.13% 01/15/08...................      2,579,225
  1,420,000     Goldman Sachs Group, Inc.
                5.70% 09/01/12...................      1,515,452
    855,000     Goldman Sachs Group, Inc.
                5.25% 04/01/13...................        877,999
  2,275,000     Household Finance Corp.
                6.38% 10/15/11...................      2,500,862
  4,750,000     International Lease Finance Corp.,
                Series O, MTN
                4.00% 01/17/06...................      4,854,168
    500,000     J.P. Morgan Chase & Co.
                5.25% 05/30/07...................        538,845
  1,000,000     J.P. Morgan Chase & Co.
                Subordinated Note
                6.50% 08/01/05...................      1,088,250
  1,700,000     J.P. Morgan Chase & Co.
                Subordinated Note
                7.88% 06/15/10...................      2,033,948
  5,000,000     J.P. Morgan Chase & Co.
                Subordinated Note
                6.75% 02/01/11...................      5,657,000
  4,750,000     KFW International Finance
                2.50% 10/17/05...................      4,817,877
  2,000,000     Lehman Brothers Holdings, Inc.
                6.63% 04/01/04...................      2,092,440
  1,750,000     Lehman Brothers Holdings, Inc.
                6.25% 05/15/06...................      1,936,095
  1,895,000     Marsh & McLennan Cos., Inc.
                3.63% 02/15/08...................      1,927,139
  2,900,000     Marsh & McLennan Cos., Inc.
                Senior Note
                6.25% 03/15/12...................      3,255,308
  3,000,000     Marshall & Ilsley Bank,
                Subordinated Note
                6.38% 09/01/11...................      3,412,710
  1,100,000     Mellon Bank, N.A., Subordinated Note
                Bank Note
                7.63% 09/15/07...................      1,299,639
  1,500,000     Mellon Funding Corp.
                4.88% 06/15/07...................      1,596,720
  4,000,000     Merrill Lynch & Co., Inc.
                Series B, MTN
                4.54% 03/08/05...................      4,183,080
  2,600,000     Merrill Lynch & Co., Inc.
                Series B, MTN
                4.00% 11/15/07...................      2,678,338
  4,000,000     MetLife, Inc., Senior Note
                6.13% 12/01/11...................      4,472,040




                       See Notes to Financial Statements.

LIBERTY QUALITY PLUS BOND FUND

APRIL 30, 2003


 PAR VALUE                                                VALUE
----------                                                -----

                FINANCE (CONTINUED)

$ 4,300,000     Morgan Stanley
                Unsubordinated Note
                6.10% 04/15/06...................  $   4,724,367
  3,000,000     National City Corp., Subordinated Note
                5.75% 02/01/09...................      3,243,750
  1,525,000     National Rural Utilities Cooperative
                Finance Corp.
                6.00% 05/15/06...................      1,673,642
  2,700,000     Northern Trust Co., Subordinated Note
                6.30% 03/07/11...................      3,036,177
  1,525,000     Sovereign Bank, Subordinated Note
                5.13% 03/15/13...................      1,519,251
  2,000,000     SunTrust Bank, Atlanta
                Subordinated Note, Bank Note
                7.25% 09/15/06...................      2,280,860
  1,300,000     SunTrust Bank, Central Florida
                Subordinated Note, Bank Note
                6.90% 07/01/07...................      1,495,078
  4,500,000     U.S. Bancorp, Series N
                Senior Note, MTN
                3.13% 03/15/08...................      4,469,130
  3,000,000     Wachovia Corp.
                6.95% 11/01/04...................      3,254,580
  2,000,000     Wachovia Corp., Senior Note
                7.45% 07/15/05...................      2,237,100
  3,000,000     Wells Fargo & Co.
                6.63% 07/15/04...................      3,184,620
  2,000,000     Wells Fargo & Co., Senior Note
                7.25% 08/24/05...................      2,239,100
    300,000     Wells Fargo Bank, N.A.
                Subordinated Note
                6.45% 02/01/11...................        342,624
                                                   -------------
                                                     173,562,327
                                                   -------------

                COMMUNICATIONS - 7.56%

  3,985,000     AOL Time Warner, Inc.
                6.88% 05/01/12...................      4,344,925
  7,070,000     AOL Time Warner, Inc.
                7.63% 04/15/31...................      7,823,662
  6,130,000     AT&T Broadband
                8.38% 03/15/13...................      7,455,367
  3,300,000     AT&T Corp., Senior Note
                6.50% 11/15/06 (B)...............      3,518,625
  4,500,000     BellSouth Capital Funding, Debenture
                7.88% 02/15/30...................      5,812,965
  1,925,000     British Telecom Plc
                8.88% 12/15/30...................      2,544,696
  2,180,000     Cingular Wireless LLC, Senior Note
                7.13% 12/15/31...................      2,470,812
  5,000,000     Cox Communications, Inc.
                7.75% 11/01/10...................      5,934,900
  1,600,000     Disney (Walt) Co.
                7.30% 02/08/05...................      1,732,416
  4,100,000     Disney (Walt) Co.
                6.38% 03/01/12...................      4,478,512
  2,500,000     Disney (Walt) Co., Senior Note
                5.13% 12/15/03...................      2,547,275






 PAR VALUE                                                VALUE
----------                                                -----

                COMMUNICATIONS (CONTINUED)

 $1,100,000     Gannett Co., Inc.
                5.50% 04/01/07...................  $   1,202,377
  3,000,000     New England Telephone & Telegraph
                7.65% 06/15/07...................      3,464,220
  1,400,000     Pacific Bell, Debenture
                7.13% 03/15/26...................      1,649,046
  3,100,000     SBC Communications, Inc.
                5.75% 05/02/06...................      3,387,773
  2,100,000     Sprint Capital Corp.
                6.00% 01/15/07...................      2,142,000
  2,800,000     Sprint Capital Corp.
                6.88% 11/15/28...................      2,562,000
  3,400,000     Verizon New England, Inc.
                Senior Note
                6.50% 09/15/11...................      3,855,770
  4,350,000     Vodafone Group Plc
                3.95% 01/30/08...................      4,453,834
                                                   -------------
                                                      71,381,175
                                                   -------------

                CONSUMER STAPLES - 4.20%

    950,000     Anheuser Busch Cos., Inc., Debenture
                7.55% 10/01/30...................      1,217,539
  2,000,000     Avon Products, Inc.
                6.90% 11/15/04...................      2,152,380
  1,750,000     Becton Dickinson & Co.
                Debenture
                6.70% 08/01/28...................      1,974,893
  4,000,000     Bestfoods, Series F, MTN
                6.63% 04/15/28...................      4,500,840
  2,000,000     Cargill, Inc.
                6.38% 06/01/12 (A)...............      2,252,400
  3,000,000     Coca-Cola Co.
                4.00% 06/01/05...................      3,134,250
  1,650,000     Coca-Cola Enterprises, Inc., Debenture
                7.13% 08/01/17...................      2,028,130
  1,000,000     Colgate-Palmolive Co., Series D, MTN
                5.34% 03/27/06...................      1,077,070
  3,300,000     Colgate-Palmolive Co., Series D, MTN
                7.95% 06/01/10...................      4,026,957
  2,000,000     Gillette Co.
                4.00% 06/30/05...................      2,092,880
  2,600,000     Pepsi Bottling Group, Inc.
                Series B, Senior Note
                7.00% 03/01/29...................      3,065,686
  2,300,000     Safeway, Inc.
                5.80% 08/15/12...................      2,404,972
  2,405,000     Sara Lee Corp.
                6.25% 09/15/11...................      2,689,512
  1,175,000     Sysco Corp., Debenture
                6.50% 08/01/28...................      1,320,324
  3,000,000     Sysco Corp., Senior Note
                7.00% 05/01/06...................      3,376,350
  2,000,000     Unilever Capital Corp.
                7.13% 11/01/10...................      2,383,440
                                                   -------------
                                                      39,697,623
                                                   -------------




                       See Notes to Financial Statements.

LIBERTY QUALITY PLUS BOND FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2003


                INDUSTRIAL - 3.86%

 $2,150,000     3M Co., Debenture
                6.38% 02/15/28...................  $   2,347,220
  1,500,000     Black & Decker Corp., Senior Note
                7.13% 06/01/11...................      1,736,130
  5,070,000     Burlington Northern Railroad Co.
                Series H
                9.25% 10/01/06...................      5,991,726
  1,500,000     Burlington Northern Santa Fe Corp.
                Debenture
                7.00% 12/15/25...................      1,688,250
    525,000     Burlington Northern Santa Fe Corp.
                Debenture
                6.88% 12/01/27...................        587,276
  2,225,000     Emerson Electric Co.
                7.88% 06/01/05...................      2,485,303
  5,000,000     Emerson Electric Co.
                5.00% 10/15/08...................      5,360,800
    500,000     Emerson Electric Co.
                5.85% 03/15/09...................        555,420
  4,000,000     Illinois Tool Works, Inc.
                5.75% 03/01/09...................      4,419,920
  1,300,000     Norfolk Southern Corp., Senior Note
                7.25% 02/15/31...................      1,512,381
  2,300,000     Raytheon Co., Debenture
                7.20% 08/15/27...................      2,573,976
  2,300,000     Union Pacific Corp., Debenture
                6.63% 02/01/29...................      2,525,630
    850,000     United Technology Corp.
                6.35% 03/01/11...................        961,443
  3,000,000     United Technology Corp., Debenture
                7.50% 09/15/29...................      3,741,420
                                                   -------------
                                                      36,486,895
                                                   -------------

                CONSUMER CYCLICAL - 3.28%

  2,000,000     Cintas Corp., No. 2
                6.00% 06/01/12...................      2,205,200
  2,500,000     DaimlerChrysler N.A. Holding Corp.
                6.90% 09/01/04...................      2,650,525
  2,550,000     DaimlerChrysler N.A. Holding Corp.
                7.30% 01/15/12...................      2,910,290
  5,975,000     Ford Motor Co.
                7.45% 07/16/31...................      5,347,087
  7,350,000     Home Depot, Inc., Senior Note
                5.38% 04/01/06...................      7,973,059
  4,550,000     Kohl's Corp.
                6.00% 01/15/33...................      4,723,537
  4,650,000     Target Corp., Debenture
                6.65% 08/01/28...................      5,150,247
                                                    ------------
                                                      30,959,945
                                                    ------------

                ENERGY - 2.88%

  4,425,000     Amerada Hess Corp.
                7.13% 03/15/33...................      4,805,683
  2,650,000     Anadarko Finance Co., Series B
                6.75% 05/01/11...................      3,040,053





                ENERGY (CONTINUED)

 $1,900,000     Atlantic Richfield Co.
                5.90% 04/15/09...................  $   2,129,102
  3,000,000     Conoco Funding Co.
                5.45% 10/15/06...................      3,271,140
  1,500,000     Conoco Funding Co.
                6.35% 10/15/11...................      1,700,640
  1,000,000     Conoco, Inc., Senior Note
                6.95% 04/15/29...................      1,166,740
  1,400,000     Consolidated Natural Gas Co.
                Series B, Senior Note
                5.38% 11/01/06...................      1,503,558
  3,585,000     Marathon Oil Corp.
                6.80% 03/15/32...................      3,882,304
  3,350,000     Occidental Petroleum Corp.
                Senior Note
                6.50% 04/01/05...................      3,616,292
  2,000,000     Union Oil Co. of California
                6.38% 02/01/04...................      2,060,840
                                                    ------------
                                                      27,176,352
                                                    ------------

                UTILITIES - 2.52%

  2,200,000     AEP Texas Central Co.
                5.50% 02/15/13 (A)...............      2,283,534
    900,000     Alliant Energy Resources, Inc.
                9.75% 01/15/13 (A)...............      1,082,232
  1,700,000     Columbus Southern Power Co.
                5.50% 03/01/13 (A)...............      1,778,149
  2,530,000     Consolidated Edison Co. of New York, Inc.
                Series B, Debenture
                7.15% 12/01/09...................      3,020,441
  1,275,000     Dominion Resources, Inc.
                Series B, Senior Note
                7.63% 07/15/05...................      1,409,972
  2,690,000     DTE Energy Co., Senior Note
                6.38% 04/15/33...................      2,772,126
  3,900,000     Florida Power & Light Co.
                First Mortgage
                6.88% 12/01/05...................      4,338,555
  2,850,000     Oncor Electric Delivery Co., Debenture
                7.00% 09/01/22...................      3,145,402
  2,000,000     Pepco Holdings, Inc.
                6.45% 08/15/12 (A)...............      2,228,200
  1,575,000     Virginia Electric & Power
                Series A, Senior Note
                5.38% 02/01/07...................      1,693,676
                                                   -------------
                                                      23,752,287
                                                   -------------

                TECHNOLOGY - 1.44%

  6,300,000     IBM Corp.
                4.88% 10/01/06...................      6,777,981
  5,000,000     IBM Corp.
                5.38% 02/01/09...................      5,481,600
  1,200,000     IBM Corp., Debenture
                6.50% 01/15/28...................      1,366,260
                                                    ------------
                                                      13,625,841
                                                    ------------







                       See Notes to Financial Statements.

LIBERTY QUALITY PLUS BOND FUND

APRIL 30, 2003


 PAR VALUE                                                VALUE
----------                                                -----

                BASIC MATERIALS - 0.78%

 $2,300,000     International Paper Co.
                5.85% 10/30/12...................  $   2,458,194
  4,335,000     Weyerhaeuser Co., Debenture
                7.38% 03/15/32...................      4,919,185
                                                   -------------
                                                       7,377,379
                                                   -------------

                SERVICES - 0.59%

  4,000,000     United Parcel Service, Debenture
                8.38% 04/01/30
                (7.62% 04/01/20) (C).............      5,527,240
                                                   -------------

                HIGHER EDUCATION - 0.31%

  2,500,000     Stanford University, Debenture
                6.88% 02/01/24...................      2,903,550
                                                   -------------

                TOTAL CORPORATE NOTES AND BONDS .    432,450,614
                                                   -------------
                (Cost $401,123,527)

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 19.51%


                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 6.75%

 12,000,000     0.00% 05/19/03 (D)...............     11,993,160
  1,100,000     3.00% 06/15/04...................      1,121,520
  2,965,000     3.80% 12/20/04...................      2,976,403
  2,035,000     3.80% 12/23/04...................      2,043,303
  4,865,000     7.00% 07/15/05...................      5,416,015
  3,000,000     4.34% 12/27/05...................      3,011,991
  2,500,000     5.50% 02/15/06...................      2,730,497
  2,500,000     3.50% 01/28/08...................      2,544,360
  6,880,000     6.38% 06/15/09...................      7,981,454
  5,000,000     6.63% 09/15/09...................      5,875,495
  3,000,000     4.13% 04/28/10...................      2,971,380
  4,500,000     4.38% 03/15/13...................      4,544,860
  5,700,000     6.25% 05/15/29...................      6,486,988
  2,290,000     7.13% 01/15/30...................      2,896,525
    875,000     7.25% 05/15/30...................      1,124,879
                                                   -------------
                                                      63,718,830
                                                   -------------

                U.S. TREASURY NOTES - 6.18%

 15,000,000     3.25% 12/31/03...................     15,210,345
 19,750,000     3.38% 04/30/04...................     20,183,572
  2,850,000     6.50% 10/15/06...................      3,252,106
    680,000     3.00% 02/15/08...................        687,012
  6,315,000     6.50% 02/15/10...................      7,518,058
 11,475,000     3.88% 02/15/13...................     11,490,239
                                                   -------------
                                                      58,341,332
                                                   -------------

                FEDERAL HOME LOAN MORTGAGE CORPORATION - 2.91%

  1,300,000     2.88% 09/15/05...................      1,332,097
  4,535,000     5.25% 01/15/06...................      4,917,105
  3,500,000     5.75% 03/15/09...................      3,947,965






 PAR VALUE                                                VALUE
----------                                                -----

                FEDERAL HOME LOAN MORTGAGE
                CORPORATION (CONTINUED)

 $5,000,000     4.15% 05/05/10 MTN (E)...........  $   5,069,600
  6,000,000     4.13% 05/12/10 MTN (E)...........      6,075,900
  2,095,000     5.88% 03/21/11...................      2,322,634
  3,075,000     6.75% 03/15/31...................      3,756,442
                                                   -------------
                                                      27,421,743
                                                   -------------

                U.S. TREASURY BONDS - 2.16%

  4,000,000     13.25% 05/15/14..................      6,191,876
 12,985,000     5.38% 02/15/31...................     14,168,868
                                                   -------------
                                                      20,360,744
                                                   -------------

                U.S. GOVERNMENT-BACKED BONDS - 0.93%

  2,000,000     A.I.D. Israel, Series 8-D
                6.75% 08/15/04...................      2,090,140
  4,000,000     Private Export Funding Corp.,
                Series B
                6.49% 07/15/07...................      4,576,760
  2,000,000     Private Export Funding Corp.,
                Series H
                6.45% 09/30/04...................      2,142,500
                                                    ------------
                                                       8,809,400
                                                    ------------

                FEDERAL HOME LOAN BANK - 0.58%

  5,000,000     Series 4G05
                7.13% 02/15/05...................      5,489,255
                                                   -------------

                TOTAL U.S. GOVERNMENT AND AGENCY
                OBLIGATIONS .....................    184,141,304
                                                   -------------
                (Cost $175,303,393)

MORTGAGE-BACKED SECURITIES - 17.47%


                FEDERAL HOME LOAN MORTGAGE CORPORATION - 7.44%

        846     9.50% 10/01/04 Pool #885011......            866
     95,458     7.75% 09/01/05 Pool #140661......         97,935
     32,971     8.00% 06/01/07 Pool #170016......         35,269
      4,096     9.00% 08/01/08 Pool #277811......          4,206
     12,416     10.00% 02/01/09 Pool #160072.....         13,909
    109,939     9.25% 05/01/09 Pool #186624......        119,642
      7,580     9.50% 08/01/09 Pool #306850......          8,184
     10,661     8.75% 09/01/09 Pool #253356......         11,570
      1,615     10.00% 04/01/10 Pool #257825.....          1,807
      2,263     8.75% 09/01/10 Pool #251926......          2,287
     11,635     9.50% 09/01/10 Pool #181320......         12,779
     11,381     9.50% 09/01/10 Pool #250083......         12,431
     12,675     9.75% 11/01/10 Pool #254359......         14,025
      9,042     10.25% 11/01/10 Pool #183419.....         10,189
      3,075     9.50% 03/01/11 Pool #183254......          3,391
     18,291     9.50% 04/01/11 Pool #180002......         20,173
     13,372     10.00% 05/01/11 Pool #185169.....         14,710
      8,172     10.00% 12/01/13 Pool #256124.....          9,073
    610,384     7.00% 12/01/14 Pool #E79780,
                Gold.............................        652,505
      2,538     8.75% 07/01/15 Pool #256211......          2,744




                       See Notes to Financial Statements.

LIBERTY QUALITY PLUS BOND FUND

APRIL 30, 2003


 PAR VALUE                                                VALUE
----------                                                -----

                FEDERAL HOME LOAN MORTGAGE CORPORATION (CONTINUED)

 $   26,581     9.25% 08/01/15 Pool #258714.........  $      28,741
     14,129     9.00% 10/01/15 Pool #270674.........         15,085
    425,356     5.50% 03/01/16 Pool #E00960, Gold...        444,234
  6,890,734     5.00% 08/15/16 Pool #002522
                Class XA, CMO.......................      7,196,067
      4,474     9.50% 09/01/16 Pool #170189.........          4,986
     12,998     9.00% 10/01/16 Pool #280542.........         14,413
      6,188     9.50% 11/01/16 Pool #282194.........          6,898
    920,312     5.50% 08/01/17 Pool #E90878.........        956,906
  9,401,686     6.00% 09/01/17 Pool #G11303, Gold...      9,830,591
  6,335,525     5.50% 12/01/17 Pool #E92896, Gold...      6,582,991
  2,495,908     5.50% 12/01/17 Pool #E93168, Gold...      2,593,398
  2,955,207     5.50% 02/01/18 Pool #E94196, Gold...      3,072,712
  5,180,188     5.00% 03/01/18 Pool #E94906, Gold...      5,355,308
  1,424,085     5.50% 03/01/18 Pool #E94833, Gold...      1,480,779
  4,592,236     5.50% 03/01/18 Pool #E94983, Gold...      4,775,054
  4,000,000     5.00% 05/01/18 Pool #E96369 (E).....      4,122,500
  4,000,000     5.00% 05/01/18 Pool #E96371 (E).....      4,122,500
  4,000,000     5.00% 05/01/18 Pool #E96372 (E).....      4,122,500
     61,215     9.00% 10/01/19 Pool #544021.........         65,842
  7,500,000     6.00% 12/15/25 Pool #002484
                Class PB, CMO.......................      7,820,359
  5,000,000     6.00% 10/15/27 Pool #002382
                Class GC, CMO.......................      5,158,978
  1,123,235     6.00% 11/01/28 Pool #C00680, Gold         1,171,144
    261,149     7.00% 10/01/31 Pool #C58844, Gold           275,421
                                                       ------------
                                                         70,265,102
                                                       ------------

                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 6.38%

     56,284     6.50% 05/01/06 Pool #348137.........         56,847
     24,865     8.00% 03/01/07 Pool #004490.........         26,396
     11,260     7.00% 04/01/07 Pool #077714.........         11,617
    740,474     6.60% 11/01/07 Pool #375483.........        832,322
    852,869     6.57% 12/01/07 Pool #375567.........        957,422
  1,048,461     6.58% 12/01/07 Pool #380013.........      1,178,726
  1,422,859     6.12% 10/01/08 Pool #380999.........      1,545,378
      2,901     9.00% 03/01/09 Pool #052954.........          3,144
    931,610     6.50% 05/01/11 Pool #250554.........        989,685
  3,000,000     5.00% 09/25/12 Series 2002-61
                Class PC, CMO.......................      3,117,508
    773,975     6.00% 05/01/13 Pool #424339.........        813,220
  4,864,935     5.00% 07/25/16 Series 2003-2
                Class PY, CMO.......................      5,073,267
  2,892,182     6.00% 08/01/16 Pool#253883..........      3,031,961
    527,562     6.00% 12/25/16 Series 1991-G22
                Class G, CMO........................        558,968
     16,458     8.50% 08/01/17 Pool #070508.........         17,943
 10,689,265     6.00% 08/01/22 Pool #254440.........     11,186,066
    586,727     6.50% 05/18/23 Series 1997-38
                Class D, CMO........................        597,894
  1,265,366     6.50% 06/01/28 Pool #431718.........      1,323,331
    636,892     6.00% 06/01/29 Pool #500303.........        664,317
    550,125     6.00% 07/01/29 Pool #501225.........        573,814
    299,396     7.50% 01/01/30 Pool #524827.........        319,231
 11,611,624     6.50% 02/01/30 Pool #545043.........     12,177,690
    400,201     8.00% 02/01/30 Pool #526338.........        434,077





 PAR VALUE                                                VALUE
----------                                                -----

                FEDERAL NATIONAL MORTGAGE ASSOCIATION (CONTINUED)

 $  116,615     7.50% 03/01/30 Pool #530327......  $     124,305
    379,991     8.00% 03/01/30 Pool #533977......        411,847
    459,420     8.00% 04/01/30 Pool #537033......        497,935
  1,547,276     6.50% 06/01/31 Pool #596449......      1,616,633
  4,450,728     6.50% 08/01/31 Pool #584973......      4,650,234
  1,552,726     6.50% 08/01/31 Pool #596659......      1,622,327
    813,988     6.50% 09/01/31 Pool #604108......        850,476
  3,455,156     6.00% 12/01/31 Pool #614894......      3,600,764
  1,288,959     7.00% 06/01/32 Pool #641241......      1,361,880
                                                   -------------
                                                      60,227,225
                                                   -------------

                GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 2.37%

     13,901     9.00% 03/15/08 Pool #026553......         15,113
     30,693     9.00% 11/15/08 Pool #028232......         33,369
     95,520     6.50% 03/15/13 Pool #458165......        102,200
     31,653     6.50% 03/15/13 Pool #463723......         33,867
     75,334     6.50% 04/15/13 Pool #466013......         80,603
    106,075     6.50% 04/15/13 Pool #473476......        113,494
    126,190     6.50% 05/15/13 Pool #433742......        135,016
     40,897     6.50% 05/15/13 Pool #450021......         43,758
     69,279     6.50% 05/15/13 Pool #476292......         74,124
    191,623     6.50% 10/15/13 Pool #434017......        205,025
    752,077     6.50% 10/15/13 Pool #471586......        804,678
     60,822     6.50% 10/15/13 Pool #484576......         65,076
    439,090     6.50% 11/15/13 Pool #454228......        469,801
    322,197     6.50% 11/15/13 Pool #477529......        344,732
    131,325     6.50% 07/15/14 Pool #513006......        140,439
    394,214     6.50% 08/15/14 Pool #510894......        421,571
     26,239     9.50% 10/15/20 Pool #296422......         29,620
    289,718     5.75% 07/20/22 Pool #008022 (B)..        296,241
    537,002     7.00% 11/15/22 Pool #330551......        574,012
    315,624     7.00% 10/15/23 Pool #369348......        337,165
     26,058     8.00% 06/15/25 Pool #410041......         28,473
     50,464     8.00% 10/15/25 Pool #399781......         55,141
     27,779     8.00% 01/15/26 Pool #417061......         30,252
     38,031     8.00% 02/15/26 Pool #423487......         41,417
    829,697     7.50% 04/15/26 Pool #345614......        888,775
      7,982     8.00% 05/15/26 Pool #423253......          8,693
     19,434     8.00% 05/15/26 Pool #432681......         21,164
  1,471,884     7.00% 06/15/26 Pool #780518......      1,567,794
     96,003     8.00% 06/15/26 Pool #345638......        104,551
      7,127     7.50% 02/15/27 Pool #433448......          7,623
    220,479     8.00% 03/15/27 Pool #442009......        239,396
    913,392     7.00% 05/15/28 Pool #433801......        970,487
    487,329     6.50% 06/15/28 Pool #476350......        513,218
    432,460     6.50% 01/15/29 Pool #482909......        455,301
     11,620     6.50% 03/15/29 Pool #464613......         12,233
    171,974     7.00% 08/15/29 Pool #509742......        182,561
    296,186     7.50% 09/15/29 Pool #466158......        316,434
     68,341     7.00% 02/15/30 Pool #516433......         72,527
    269,838     7.50% 03/15/30 Pool #515605......        288,189
  1,278,988     7.00% 06/15/31 Pool #564666......      1,356,357
  2,638,897     6.00% 09/15/31 Pool #781330......      2,767,488
  3,646,565     6.50% 01/15/32 Pool #576519......      3,834,619
  4,044,249     7.00% 05/15/32 Pool #533979......      4,288,989
                                                    ------------
                                                      22,371,586
                                                    ------------



                       See Notes to Financial Statements.

LIBERTY QUALITY PLUS BOND FUND

APRIL 30, 2003


 PAR VALUE                                                VALUE
----------                                                -----

                STRUCTURED MORTGAGE PRODUCTS - 1.28%

 $1,114,218     Rural Housing Trust
                Series 1987-1, Class 1-D, CMO
                6.33% 04/01/26...................  $   1,145,467
  3,935,303     Small Business Administration
                Participation Certificates
                Series 2002-20H, Class 1, CMO
                5.31% 08/01/22...................      4,105,859
  2,304,315     Small Business Administration
                Participation Certificates
                Series 2002-20I, Class 1, CMO
                4.89% 09/01/22...................      2,346,481
  4,500,000     Small Business Administration
                Participation Certificates
                Series 2003-20C, Class 1, CMO
                4.50% 03/01/23...................      4,454,856
                                                   -------------
                                                      12,052,663
                                                   -------------

              TOTAL MORTGAGE-BACKED SECURITIES...    164,916,576
                                                   -------------
              (Cost $161,139,995)

FOREIGN BONDS (F) - 8.26%


                AUSTRIA - 0.70%

  6,075,000     Oesterreich Kontrollbank
                5.13% 03/20/07...................      6,622,358
                                                   -------------


                CANADA - 3.00%

  4,325,000     Export Development of Canada
                4.00% 08/01/07...................      4,534,806
  4,400,000     Hydro-Quebec, Series HH, Yankee
                8.50% 12/01/29...................      6,345,328
  3,000,000     Province of British Columbia
                5.38% 10/29/08...................      3,313,371
  4,150,000     Province of New Brunswick
                Senior Unsubordinated Note
                3.50% 10/23/07...................      4,250,388
  2,950,000     Province of Ontario
                6.00% 02/21/06...................      3,260,473
  1,000,000     Province of Quebec, Debenture
                7.50% 09/15/29...................      1,293,671
  3,300,000     Province of Quebec
                Senior Unsubordinated Note
                5.75% 02/15/09...................      3,680,051
  1,590,000     TransAlta Corp., Yankee
                6.75% 07/15/12...................      1,611,147
                                                   -------------
                                                      28,289,235
                                                   -------------

                FINLAND - 0.51%

  4,500,000     Republic of Finland
                4.75% 03/06/07...................      4,843,071
                                                   -------------





 PAR VALUE                                                VALUE
----------                                                -----

                GERMANY - 0.32%

 $3,000,000     DEPFA Deutsche Pfandbriefbank AG
                3.38% 10/05/07 (A)...............  $   3,003,210
                                                   -------------


                MEXICO - 0.84%

  7,630,000     Mexico Government International Bond
                6.63% 03/03/15...................      7,973,350
                                                   -------------


                NETHERLANDS - 0.25%

  1,730,000     Deutsche Telekom International Finance
                9.25% 06/01/32...................      2,308,097
                                                   -------------


                SPAIN - 0.47%

  4,000,000     Kingdom of Spain
                7.00% 07/19/05...................      4,447,480
                                                   -------------


                SUPRA-NATIONAL - 1.06%

  2,800,000     European Investment Bank
                5.63% 01/24/06...................      3,061,016
  1,950,000     European Investment Bank
                4.63% 03/01/07...................      2,093,345
  1,500,000     Inter-American Development Bank
                Senior Unsubordinated Note
                6.50% 10/20/04...................      1,608,735
  2,500,000     Inter-American Development Bank
                Yankee, Debenture
                8.88% 06/01/09...................      3,220,025
                                                   -------------
                                                       9,983,121
                                                   -------------

                UNITED KINGDOM - 1.11%

  5,000,000     Diageo Capital Plc, Yankee
                6.13% 08/15/05...................      5,458,450
  4,850,000     Royal Bank of Scotland Group Plc
                5.00% 10/01/14...................      4,997,343
                                                   -------------
                                                      10,455,793
                                                   -------------

                TOTAL FOREIGN BONDS .............     77,925,715
                                                   -------------
                (Cost $72,347,977)

ASSET-BACKED SECURITIES - 5.98%

  3,575,000     BMW Vehicle Owner Trust
                Series 2001-A, Class A-4
                5.11% 05/25/06...................      3,698,052
  3,900,000     BMW Vehicle Owner Trust
                Series 2002-A, Class A-3
                3.80% 05/25/06...................      3,997,188
  7,200,000     Chase Manhattan Auto Owner Trust
                Series 2001-A, Class A-4
                5.07% 02/15/08...................      7,537,824




                       See Notes to Financial Statements.

LIBERTY QUALITY PLUS BOND FUND

APRIL 30, 2003


 PAR VALUE                                                VALUE
----------                                                -----

ASSET-BACKED SECURITIES (CONTINUED)

 $2,000,000     Chase Manhattan Auto Owner Trust
                Series 2001-B, Class A-4
                3.80% 05/15/08...................  $   2,069,900
  3,000,000     Citibank Credit Card Issuance Trust
                Series 2001-A8, Class A-8
                4.10% 12/07/06...................      3,105,150
  6,375,000     Citibank Credit Card Issuance Trust
                Series 2002-A1, Class A-1
                4.95% 02/09/09...................      6,822,908
  4,000,000     Citibank Credit Card Master Trust I
                Series 1999-2, Class A
                5.88% 03/10/11...................      4,432,200
  1,475,000     DaimlerChrysler Auto Trust
                Series 2002-C, Class A-4
                3.09% 01/08/08...................      1,499,013
  5,675,000     Discover Card Master Trust I
                Series 2001-5, Class A
                5.30% 11/16/06...................      5,903,873
  8,125,000     Ford Credit Auto Owner Trust
                Series 2002-D, Class A-3A
                2.68% 02/15/06...................      8,218,275
  3,000,000     Ford Credit Auto Owner Trust
                Series 2002-D, Class A-4A
                3.13% 11/15/06...................      3,066,330
  1,028,050     Harley-Davidson Motorcycle Trust
                Series 2001-2, Class A-1
                3.77% 04/17/06...................      1,033,605
  2,750,000     MBNA Credit Card Master Note Trust
                Series 2002-A1, Class A-1
                4.95% 06/15/09...................      2,951,905
  2,000,000     Wells Fargo Auto Trust
                Series 2001-A, Class A-4
                5.07% 03/15/08...................      2,062,480
                                                   -------------

                TOTAL ASSET-BACKED SECURITIES....     56,398,703
                                                   -------------
                (Cost $54,254,190)


MUNICIPAL SECURITIES - 1.04%


                FLORIDA - 0.34%

    450,000     County Water & Sewer, District of
                Collier County, Water Revenue,
                Series A
                6.30% 07/01/04
                Insured: FGIC....................        461,902
    790,000     County Water & Sewer, District of
                Collier County, Water Revenue,
                Series A
                6.75% 07/01/08
                Insured: FGIC....................        811,211
  1,885,000     Vero Beach Water & Sewer Revenue
                Series A
                6.40% 12/01/08
                Insured: FGIC....................      1,963,699
                                                    ------------
                                                       3,236,812
                                                    ------------






 PAR VALUE                                                VALUE
----------                                                -----

MUNICIPAL SECURITIES (CONTINUED)


                MARYLAND - 0.06%

 $  510,000     Baltimore Project, Baltimore City
                Parking Project, Series B
                7.95% 07/01/03
                Insured: FGIC....................  $     514,738
                                                   -------------

                NEW HAMPSHIRE - 0.04%

    410,000     New Hampshire State
                Debenture
                7.05% 07/01/06...................        422,111
                                                   -------------

                NEW JERSEY - 0.23%

  1,470,000     New Jersey EDA State Contract
                Economic Recovery Project, Series B
                7.80% 03/15/07...................      1,504,942
    600,000     Secaucus Municipal Utilities Authority
                Sewer Revenue, Series B
                8.50% 12/01/06...................        666,456
                                                   -------------
                                                       2,171,398
                                                   ------------

                NEW YORK - 0.04%

    360,000     Buffalo, Series D, GO
                8.50% 08/15/03
                Insured: FGIC....................        367,333
                                                   ------------

                OKLAHOMA - 0.11%

  1,010,000     Oklahoma City Airport Trust
                Junior Lien, 21st Series
                6.75% 07/01/05
                Insured: MBIA....................      1,062,894
                                                   -------------

                VIRGINIA - 0.22%

  1,980,000     Metropolitan Washington DC
                Airport Authority, Series B, GO
                6.90% 10/01/08
                Insured: MBIA....................      2,056,270
                                                   -------------

                TOTAL MUNICIPAL SECURITIES ......      9,831,556
                                                   -------------
                (Cost $9,410,224)





                       See Notes to Financial Statements.

LIBERTY QUALITY PLUS BOND FUND

APRIL 30, 2003


 PAR VALUE                                                VALUE
----------                                                -----

REPURCHASE AGREEMENT - 3.62%

 $34,203,000    Repurchase agreement with State Street
                Bank & Trust Co., dated 04/30/03,
                due 05/01/03 at 1.230%, collateralized by
                a U.S. Treasury Bond maturing 08/15/19,
                market value $34,891,925
                (repurchase proceeds $34,204,169)  $  34,203,000
                                                   -------------
                (Cost $34,203,000)
TOTAL INVESTMENTS - 101.69%......................    959,867,468
                                                   -------------
(Cost $907,782,306) (G)

NET OTHER ASSETS AND LIABILITIES - (1.69)%.......    (15,925,573)
                                                   -------------
NET ASSETS - 100.00%.............................  $ 943,941,895
                                                   =============

---------------------------------------------
(A) Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. On April 30, 2003, these securities amounted to $17,032,722 or 1.80% of net assets.
(B) Variable rate note. Interest rate shown reflects rate in effect on April 30, 2003.
(C) Stepped coupon bond. Shown parenthetically is the next interest rate to be paid and the date the Fund will begin accruing this rate.
(D)  Zero Coupon Bond.
(E) These securities, or a portion thereof, have been purchased on a delayed delivery basis whereby the terms that are fixed are the purchase price, interest rate and settlement date. The exact quantity purchased may be slightly more or less than the amount shown.
(F)  U.S. Dollar-Denominated
(G)  Cost for federal income tax purposes is $909,895,587.


        ACRONYM                 NAME
        -------                 ----
        AMBAC            American Municipal Bond Assurance Corp.
         CMO             Collateralized Mortgage Obligation
         EDA             Economic Development Authority
         FGIC            Federal Guaranty Insurance Corp.
          GO             General Obligation
         MBIA            Municipal Bond Insurance Association
         MTN             Medium Term Note



                       See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
APRIL 30, 2003


                                                                                                       LIBERTY
                                                                                     LIBERTY        INTERMEDIATE        LIBERTY
                                                                                    CORPORATE        GOVERNMENT      QUALITY PLUS
                                                                                  BOND FUND (a)    INCOME FUND (b)   BOND FUND (c)
                                                                                 --------------    -------------    --------------
ASSETS:
   Investments: (Note 2)
     Investments at cost....................................................      $ 175,590,172    $ 468,639,084    $  873,579,306
     Repurchase agreements..................................................          3,342,000       16,260,000        34,203,000
     Net unrealized appreciation on investments.............................         12,616,377       20,550,319        52,085,162
                                                                                 --------------    -------------    --------------
       Total investments at value...........................................        191,548,549      505,449,403       959,867,468
   Cash.....................................................................                 33              925               446
   Receivable for investments sold..........................................                 --        6,567,673         3,037,243
   Receivable for shares sold...............................................            172,118          784,421         1,266,844
   Interest receivable......................................................          2,562,537        4,796,176        10,245,808
   Deferred Trustees' compensation plan.....................................              2,904           10,498            10,985
   Other assets.............................................................             23,485           40,888                --
                                                                                 --------------    -------------    --------------
       Total assets.........................................................        194,309,626      517,649,984       974,428,794
                                                                                 --------------    -------------    --------------

LIABILITIES:
   Payable for investments purchased........................................            499,410        2,989,968         3,010,578
   Payable for investments purchased on a delayed delivery basis............                 --               --        23,376,875
   Payable for shares repurchased...........................................            237,401          503,652         1,286,585
   Distributions payable....................................................            572,436        1,454,374         2,167,520
   Management fee (Note 4)..................................................             85,686          230,890           404,736
   Administration fee (Note 4)..............................................             10,274           28,202            51,469
   Pricing and bookkeeping fees (Note 4)....................................                 --            4,186            17,779
   Transfer agent fee (Note 4)..............................................              8,946           32,287            76,736
   Trustees' fee (Note 4)...................................................                464            7,748            14,863
   Distribution fee (Note 4)................................................                191              407                67
   Service fee (Note 4).....................................................                 99               --                --
   Deferred Trustees' fee...................................................              2,904           10,498            10,985
   Other liabilities........................................................                 --               --            68,706
                                                                                 --------------    -------------    --------------
       Total liabilities....................................................          1,417,811        5,262,212        30,486,899
                                                                                 --------------    -------------    --------------
NET ASSETS..................................................................      $ 192,891,815    $ 512,387,772    $  943,941,895
                                                                                 ==============    =============    ==============

NET ASSETS CONSIST OF:
   Par value (Note 5).......................................................      $      17,132    $      47,299    $       81,917
   Paid-in capital in excess of par value...................................        183,061,631      505,617,691       877,617,469
   Undistributed (overdistributed) net investment income....................           (560,346)         340,121          (433,899)
   Accumulated net realized gain (loss) on investments sold.................         (2,242,979)     (14,167,658)       14,591,246
   Unrealized appreciation of investments...................................         12,616,377       20,550,319        52,085,162
                                                                                 --------------    -------------    --------------
NET ASSETS..................................................................      $ 192,891,815    $ 512,387,772    $  943,941,895
                                                                                 ==============    =============    ==============




                       See Notes to Financial Statements.



35


STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
APRIL 30, 2003


                                                                                                       LIBERTY
                                                                                     LIBERTY        INTERMEDIATE        LIBERTY
                                                                                    CORPORATE        GOVERNMENT      QUALITY PLUS
                                                                                  BOND FUND (a)    INCOME FUND (b)   BOND FUND (c)
                                                                                 --------------    -------------    --------------
NET ASSETS:
   Class A..................................................................      $     626,400    $   1,267,190    $      522,431
                                                                                 ==============    =============    ==============
   Class B..................................................................      $     952,097    $   2,611,666    $      900,497
                                                                                 ==============    =============    ==============
   Class C..................................................................      $     258,228    $     431,802    $      170,088
                                                                                 ==============    =============    ==============
   Class G..................................................................      $          --    $   5,012,586    $   13,344,905
                                                                                 ==============    =============    ==============
   Class T..................................................................      $          --    $  53,158,109    $   43,084,008
                                                                                 ==============    =============    ==============
   Class Z..................................................................      $ 191,055,090    $ 449,906,419    $  885,919,966
                                                                                 ==============    =============    ==============

SHARES OF BENEFICIAL INTEREST OUTSTANDING:
   Class A..................................................................             55,654          116,970            45,343
                                                                                 ==============    =============    ==============
   Class B..................................................................             84,574          241,044            78,153
                                                                                 ==============    =============    ==============
   Class C..................................................................             22,928           39,860            14,763
                                                                                 ==============    =============    ==============
   Class G..................................................................                 --          462,639         1,157,983
                                                                                 ==============    =============    ==============
   Class T..................................................................                 --        4,906,157         3,738,403
                                                                                 ==============    =============    ==============
   Class Z..................................................................         16,968,441       41,531,939        76,882,325
                                                                                 ==============    =============    ==============

CLASS A:
   Net asset value per share (d)............................................      $       11.26    $       10.83    $        11.52
                                                                                 ==============    =============    ==============
   Maximum sales charge.....................................................              4.75%            4.75%             4.75%
                                                                                 ==============    =============    ==============
   Maximum offering price per share (e).....................................      $       11.82    $       11.37    $        12.09
                                                                                 ==============    =============    ==============

CLASS B:
   Net asset value and offering price per share (d).........................      $       11.26    $       10.83    $        11.52
                                                                                 ==============    =============    ==============

CLASS C:
   Net asset value and offering price per share (d).........................      $       11.26    $       10.83    $        11.52
                                                                                 ==============    =============    ==============

CLASS G:
   Net asset value and offering price per share (d).........................      $          --    $       10.83    $        11.52
                                                                                 ==============    =============    ==============

CLASS T:
   Net asset value per share (d)............................................      $          --    $       10.83    $        11.52
                                                                                 ==============    =============    ==============
   Maximum sales charge.....................................................                 --            4.75%             4.75%
                                                                                 ==============    =============    ==============
   Maximum offering price per share (e).....................................      $          --    $       11.37    $        12.09
                                                                                 ==============    =============    ==============

CLASS Z:
   Net asset value, offering and redemption price per share.................      $       11.26    $       10.83    $        11.52
                                                                                 ==============    =============    ==============

------------------------------------
(a) Effective November 25, 2002, the Galaxy Corporate Bond Fund was reorganized as Liberty Corporate Bond Fund, Class Z shares. Subsequently, the Fund began offering Class A, Class B and Class C shares.
(b) Effective November 25, 2002, the Galaxy Intermediate Bond Fund, Retail B, Retail A and Trust shares were reorganized as Liberty Intermediate Government Income Fund, Class G, Class T and Class Z shares, respectively. Subsequently, the Fund began offering Class A, Class B and Class C shares.
(c) Effective November 25, 2002, the Galaxy Quality Plus Fund, Prime A, Prime B, Retail B, Retail A and Trust shares were reorganized as Liberty Quality Plus Bond Fund, Class A, Class B, Class G, Class T and Class Z shares, respectively. Subsequently, the Fund began offering Class C shares.
(d) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(e)  On sales of $50,000 or more the offering price is reduced.





                       See Notes to Financial Statements.


STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2003 (A)

                                                                                                       LIBERTY
                                                                                     LIBERTY        INTERMEDIATE        LIBERTY
                                                                                    CORPORATE        GOVERNMENT      QUALITY PLUS
                                                                                    BOND FUND        INCOME FUND       BOND FUND
                                                                                 --------------    -------------    --------------
INVESTMENT INCOME:
   Interest (Note 2)........................................................     $    4,906,719    $  12,054,031    $   23,987,377
   Less: foreign withholding tax............................................             (3,437)              --                --
                                                                                 --------------    -------------    --------------
     Total investment income................................................          4,903,282       12,054,031        23,987,377
                                                                                 --------------    -------------    --------------

EXPENSES:
   Management fee (Note 4)..................................................            659,931        1,941,338         3,488,076
   Administration fee (Note 4)..............................................             58,574          173,540           311,586
   Distribution fee (Note 4):
     Class B................................................................              1,263            3,999             1,770
     Class C................................................................                285              507               124
     Class G................................................................                 --           16,596            44,285
   Service fee (Note 4):
     Class A................................................................                218              513               244
     Class B................................................................                416            1,333               590
     Class C................................................................                 95              169                42
     Class G................................................................                 --           12,762            34,065
     Class T................................................................                 --          130,680           104,915
   Transfer agent fee (Note 4):
     Class A................................................................                397              494                46
     Class B................................................................                198            1,193               112
     Class C................................................................                 27              228                13
     Class G................................................................                 --            5,560            11,296
     Class T................................................................                 --           29,620            28,039
     Class Z................................................................             25,364           69,723           176,306
   Pricing and bookkeeping fees (Note 4)....................................             20,359           50,113            68,179
   Custody fee (Note 4).....................................................              6,384            8,385            11,220
   Trustees' fee (Note 4)...................................................                652            2,706             5,115
   Registration fees........................................................             40,345           51,304            29,111
   Miscellaneous............................................................             16,089           14,430            62,945
                                                                                 --------------    -------------    --------------
       Total expenses.......................................................            830,597        2,515,193         4,378,079
   Fees and expenses waived or reimbursed by Advisor (Note 4)...............           (176,477)        (522,410)       (1,038,741)
   Fees waived by Transfer Agent - Class A (Note 4).........................                 --               --               (10)
   Fees waived by Distributor (Note 4):
       Class C..............................................................                (53)            (100)              (25)
       Class G..............................................................                 --           (8,932)          (23,845)
       Class T..............................................................                 --          (94,649)          (75,882)
     Custody earnings credit (Note 4).......................................               (791)              --                --
                                                                                 --------------    -------------    --------------
       Net expenses.........................................................            653,276        1,889,102         3,239,576
                                                                                 --------------    -------------    --------------
NET INVESTMENT INCOME.......................................................          4,250,006       10,164,929        20,747,801
                                                                                 --------------    -------------    --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 2 & 6):
   Net realized gain on investments sold....................................            127,679        4,687,431        17,217,175
   Net change in unrealized appreciation (depreciation) of investments......          3,446,969         (722,901)        3,008,356
                                                                                 --------------    -------------    --------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.............................          3,574,648        3,964,530        20,225,531
                                                                                 --------------    -------------    --------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................     $    7,824,654    $  14,129,459    $   40,973,332
                                                                                 ==============    =============    ==============

---------------------
(a) The Funds have changed their fiscal year end from October 31 to April 30.




                       See Notes to Financial Statements.


37


STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED OCTOBER 31, 2002

                                                                                                       LIBERTY
                                                                                     LIBERTY        INTERMEDIATE        LIBERTY
                                                                                    CORPORATE        GOVERNMENT      QUALITY PLUS
                                                                                    BOND FUND        INCOME FUND       BOND FUND
                                                                                 --------------    -------------    --------------
INVESTMENT INCOME:
   Interest (Note 2)........................................................     $    8,431,700    $  28,703,871    $   51,050,872
                                                                                 --------------    -------------    --------------

EXPENSES:
   Management fee (Note 4)..................................................          1,092,909        4,026,314         6,745,609
   Administration fee (Note 4)..............................................             95,684          353,203           592,000
   Custody fee..............................................................             12,447           29,078            33,335
   Fund accounting fee (Note 4).............................................             49,340          123,461           142,485
   Professional fees........................................................             17,981           32,962            47,221
   Distribution fee(Note 4):
     Class B................................................................                 --               --             2,132
     Class G................................................................                 --           28,175            86,940
   Service fee (Note 4):
     Class A................................................................                 --               --               106
     Class B................................................................                 --               --               711
     Class G................................................................                 --           83,468            75,630
   Transfer agent fee(Note 4):
     Class A................................................................                 --               --                73
     Class B................................................................                 --               --               217
     Class G................................................................                 --           78,542            65,333
     Class T................................................................                 --           10,066            23,007
     Class Z................................................................             33,655           57,803           436,768
   Trustees' fees and expenses (Note 4).....................................              1,385            6,479            10,863
   Reports to shareholders..................................................             10,807           67,726            52,903
   Miscellaneous............................................................             14,399           67,393            98,401
                                                                                 --------------    -------------    --------------
     Total expenses.........................................................          1,328,607        4,964,670         8,413,734
   Fees and expenses waived or reimbursed (Note 4)..........................           (297,442)      (1,098,106)       (2,004,813)
                                                                                 --------------    -------------    --------------
     Net expenses...........................................................          1,031,165        3,866,564         6,408,921
                                                                                 --------------    -------------    --------------
NET INVESTMENT INCOME.......................................................          7,400,535       24,837,307        44,641,951
                                                                                 --------------    -------------    --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments sold.............................           (269,819)      14,925,680        11,436,158
   Net change in unrealized appreciation (depreciation) of investments......          3,089,893      (11,352,123)       (4,136,588)
                                                                                 --------------    -------------    --------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:............................          2,820,074        3,573,557         7,299,570
                                                                                 --------------    -------------    --------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................      $  10,220,609    $  28,410,864    $   51,941,521
                                                                                 ==============    =============    ==============



                       See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                              LIBERTY CORPORATE BOND FUND
                                                                                 ---------------------------------------------------
                                                                                   SIX MONTHS
                                                                                      ENDED             YEAR ENDED OCTOBER 31,
                                                                                    APRIL 30,      -------------------------------
                                                                                      2003              2002             2001
                                                                                 --------------    -------------    --------------
NET ASSETS AT BEGINNING OF PERIOD............................................    $  166,290,809    $ 122,039,435    $   89,599,943
                                                                                 --------------    -------------    --------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income.....................................................         4,250,006        7,400,535         6,010,627
   Net realized gain (loss) on investments sold..............................           127,679         (269,819)          658,976
   Net change in unrealized appreciation on investments......................         3,446,969        3,089,893         7,149,143
                                                                                 --------------    -------------    --------------
     Net increase in net assets resulting from operations....................         7,824,654       10,220,609        13,818,746

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
     Class A.................................................................            (3,832)              --                --
     Class B.................................................................            (6,017)              --                --
     Class C.................................................................            (1,395)              --                --
     Class Z.................................................................        (4,005,704)      (7,724,048)       (6,010,986)
                                                                                 --------------    -------------    --------------
       Total distributions to shareholders...................................        (4,016,948)      (7,724,048)       (6,010,986)
                                                                                 --------------    -------------    --------------
   Net increase from share transactions (a)..................................        22,793,300       41,754,813        24,631,732
                                                                                 --------------    -------------    --------------
   Net increase in net assets................................................        26,601,006       44,251,374        32,439,492
                                                                                 --------------    -------------    --------------

NET ASSETS AT END OF PERIOD..................................................    $  192,891,815    $ 166,290,809    $  122,039,435
                                                                                 ==============    =============    ==============

Undistributed (overdistributed) net investment income at end of period.......    $     (560,346)   $     107,554    $       32,479
                                                                                 ==============    =============    ==============

------------------------
(a)  For details on share transactions by class, see Statements of Changes in Net Assets - Capital Stock Activity on Page 39.





                       See Notes to Financial Statements.




39



STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                      LIBERTY INTERMEDIATE GOVERNMENT INCOME FUND
                                                                                ---------------------------------------------------
                                                                                   SIX MONTHS
                                                                                      ENDED             YEAR ENDED OCTOBER 31,
                                                                                    APRIL 30,      -------------------------------
                                                                                      2003              2002             2001
                                                                                 --------------    -------------    --------------
NET ASSETS AT BEGINNING OF PERIOD............................................    $  543,103,009    $ 562,709,354    $  513,267,426
                                                                                 --------------    -------------    --------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income.....................................................        10,164,929       24,837,307        28,843,094
   Net realized gain on investments sold.....................................         4,687,431       14,925,680         8,102,089
   Net change in unrealized appreciation (depreciation) on investments.......          (722,901)     (11,352,123)       32,052,300
                                                                                 --------------    -------------    --------------
     Net increase in net assets resulting from operations....................        14,129,459       28,410,864        68,997,483

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
     Class A.................................................................            (7,938)              --               --
     Class B.................................................................           (16,115)              --               --
     Class C.................................................................            (2,218)              --               --
     Class G.................................................................           (84,529)        (170,916)         (113,922)
     Class T.................................................................        (1,072,704)      (2,761,243)       (2,713,356)
     Class Z.................................................................        (9,818,968)     (23,623,882)      (25,764,574)
     BKB Shares..............................................................                --               --          (450,079)
                                                                                 --------------    -------------    --------------
       Total distributions to shareholders...................................       (11,002,472)     (26,556,041)      (29,041,931)
                                                                                 --------------    -------------    --------------
   Net increase (decrease) from share transactions (a).......................       (33,842,224)     (21,461,168)        9,486,376
                                                                                 --------------    -------------    --------------
   Net increase (decrease) in net assets.....................................       (30,715,237)     (19,606,345)       49,441,928
                                                                                 --------------    -------------    --------------

NET ASSETS AT END OF PERIOD..................................................    $  512,387,772    $ 543,103,009    $  562,709,354
                                                                                 ==============    =============    ==============

Undistributed net investment income at end of period.........................    $      340,121    $   1,141,474    $      401,107
                                                                                 ==============    =============    ==============

---------------------------
(a)  For details on share transactions by class, see Statements of Changes in Net Assets - Capital Stock Activity on Page 40.




                       See Notes to Financial Statements.



40


STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                            LIBERTY QUALITY PLUS BOND FUND
                                                                                ---------------------------------------------------
                                                                                   SIX MONTHS
                                                                                      ENDED             YEAR ENDED OCTOBER 31,
                                                                                    APRIL 30,      -------------------------------
                                                                                      2003              2002             2001
                                                                                 --------------    -------------    --------------
NET ASSETS AT BEGINNING OF PERIOD............................................    $  947,508,775    $ 894,576,657    $  605,913,399
                                                                                 --------------    -------------    --------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income.....................................................        20,747,801       44,641,951        38,016,315
   Net realized gain on investments sold.....................................        17,217,175       11,436,158        13,071,341
   Net change in unrealized appreciation (depreciation) on investments.......         3,008,356       (4,136,588)       46,017,581
                                                                                 --------------    -------------    --------------
     Net increase in net assets resulting from operations....................        40,973,332       51,941,521        97,105,237

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
     Class A.................................................................            (4,407)          (2,100)           (1,925)
     Class B.................................................................            (8,567)         (12,056)          (13,996)
     Class C.................................................................              (598)              --               --
     Class G.................................................................          (254,193)        (570,198)         (362,933)
     Class T.................................................................          (959,773)      (2,234,331)       (2,024,243)
     Class Z.................................................................       (20,327,691)     (43,469,286)      (35,504,992)
     BKB Shares..............................................................                --               --          (281,513)
                                                                                 --------------    -------------    --------------
       Total distributions to shareholders...................................       (21,555,229)     (46,287,971)      (38,189,602)
                                                                                 --------------    -------------    --------------
   Net increase (decrease) from share transactions (a).......................       (22,984,983)      47,278,568       229,747,623
                                                                                 --------------    -------------    --------------
   Net increase (decrease) in net assets.....................................        (3,566,880)      52,932,118       288,663,258
                                                                                 --------------    -------------    --------------

NET ASSETS AT END OF PERIOD..................................................    $  943,941,895    $ 947,508,775    $  894,576,657
                                                                                 ==============    =============    ==============

Undistributed (overdistributed) net investment income at end of period.......    $     (433,899)   $     726,748    $      193,639
                                                                                 ==============    =============    ==============

--------------------------
(a)  For details on share transactions by class, see Statements of Changes in Net Assets - Capital Stock Activity on Page 41.



                       See Notes to Financial Statements.



41


STATEMENTS OF CHANGES IN NET ASSETS - CAPITAL STOCK ACTIVITY

                                                                      LIBERTY CORPORATE BOND FUND (a)
                                        -------------------------------------------------------------------------------------------
                                               SIX MONTHS ENDED                   YEAR ENDED                      YEAR ENDED
                                                APRIL 30, 2003                 OCTOBER 31, 2002                OCTOBER 31, 2001
                                        --------------------------      ---------------------------     ---------------------------
                                           SHARES        DOLLARS           SHARES         DOLLARS          SHARES         DOLLARS
Class A:
   Sold..............................         56,852   $   635,005                --   $         --               --   $         --
   Issued to shareholders in reinvestment
     of dividends....................            324         3,637                --             --               --             --
   Repurchased.......................         (1,522)      (16,928)               --             --               --             --
                                        ------------   -----------      ------------   ------------     ------------   ------------
      Net increase...................         55,654   $   621,714                --   $         --               --   $         --
                                        ============   ===========      ============   ============     ============   ============
Class B:
   Sold..............................        100,567   $ 1,123,241                --   $         --               --   $         --
   Issued to shareholders in reinvestment
     of dividends....................            389         4,371                --             --               --             --
   Repurchased.......................        (16,382)     (182,499)               --             --               --             --
                                        ------------   -----------      ------------   ------------     ------------   ------------
      Net increase...................         84,574   $   945,113                --   $         --               --   $         --
                                        ============   ===========      ============   ============     ============   ============
Class C:
   Sold..............................         22,949   $   256,644                --   $         --               --   $         --
   Issued to shareholders in reinvestment
     of dividends....................             88           994                --             --               --             --
   Repurchased.......................           (109)       (1,225)               --             --               --             --
                                        ------------   -----------      ------------   ------------     ------------   ------------
      Net increase...................         22,928   $   256,413                --   $         --               --   $         --
                                        ============   ===========      ============   ============     ============   ============
Class Z:
   Sold..............................      4,152,451   $46,064,972         6,909,689   $ 73,946,500        5,794,526   $ 60,975,226
   Issued to shareholders in reinvestment
     of dividends....................         89,790     1,000,544           219,382      2,355,574          225,814      2,380,886
   Repurchased.......................     (2,355,300)  (26,095,456)       (3,222,082)   (34,547,261)      (3,681,161)   (38,724,380)
                                        ------------   -----------      ------------   ------------     ------------   ------------
      Net increase...................      1,886,941   $20,970,060         3,906,989   $ 41,754,813        2,339,179   $ 24,631,732
                                        ============   ===========      ============   ============     ============   ============

-------------------
(a)  Effective November 25, 2002, the Galaxy Corporate Bond Fund was reorganized as Liberty Corporate Bond Fund, Class Z shares.
     Subsequently, the Fund began offering Class A, Class B and Class C shares.




                       See Notes to Financial Statements.



42


STATEMENTS OF CHANGES IN NET ASSETS - CAPITAL STOCK ACTIVITY (CONTINUED)

                                                              LIBERTY INTERMEDIATE GOVERNMENT INCOME FUND (a)
                                        -------------------------------------------------------------------------------------------
                                               SIX MONTHS ENDED                   YEAR ENDED                      YEAR ENDED
                                                APRIL 30, 2003                 OCTOBER 31, 2002                OCTOBER 31, 2001
                                        --------------------------      ---------------------------     ---------------------------
                                           SHARES        DOLLARS           SHARES         DOLLARS          SHARES         DOLLARS
Class A:
   Sold..............................        125,094   $ 1,351,472                --   $         --               --   $         --
   Issued to shareholders in reinvestment
     of dividends....................            552         5,975                --             --               --             --
   Repurchased.......................         (8,676)      (93,442)               --             --               --             --
                                        ------------   -----------      ------------   ------------     ------------   ------------
      Net increase...................        116,970   $ 1,264,005                --   $         --     $         --             --
                                        ============   ===========      ============   ============     ============   ============
Class B:
   Sold..............................        261,426   $ 2,822,023                --   $         --               --   $         --
   Issued to shareholders in reinvestment
     of dividends....................          1,185        12,831                --             --               --             --
   Repurchased.......................        (21,567)     (232,883)               --             --               --             --
                                        ------------   -----------      ------------   ------------     ------------   ------------
      Net increase...................        241,044   $ 2,601,971                --   $         --               --   $         --
                                        ============   ===========      ============   ============     ============   ============
Class C:
   Sold..............................         52,167   $   562,878                --   $         --               --   $         --
   Issued to shareholders in reinvestment
     of dividends....................            173         1,867                --             --               --             --
   Repurchased.......................        (12,480)     (134,533)               --             --               --             --
                                        ------------   -----------      ------------   ------------     ------------   ------------
      Net increase...................         39,860   $   430,212                --   $         --               --   $         --
                                        ============   ===========      ============   ============     ============   ============
Class G:
   Sold..............................         11,085   $   119,675           212,036   $  2,241,698          250,671   $  2,579,770
   Issued to shareholders in reinvestment
     of dividends....................          7,262        78,371            15,041        158,690           10,151        105,075
   Repurchased.......................        (45,738)     (493,626)          (81,866)      (863,616)         (93,469)      (958,898)
                                        ------------   -----------      ------------   ------------     ------------   ------------
      Net increase (decrease)........        (27,391)  $  (295,580)          145,211   $  1,536,772          167,353   $  1,725,947
                                        ============   ===========      ============   ============     ============   ============
Class T:
   Sold..............................        319,287   $ 3,444,842         4,948,739   $ 52,547,867       1,418,625    $ 14,610,049
   Issued in connection with acquisition
     (Note 1)........................             --            --                --             --           62,715        653,034
   Issued to shareholders due to conversion
     of BKB Shares into
     Retail A Shares.................             --            --                --             --        1,132,950     11,667,138
   Issued to shareholders in reinvestment
     of dividends....................         81,260       876,962           206,718      2,177,696          210,967      2,181,147
   Repurchased.......................       (830,190)   (8,948,355)       (5,532,160)   (58,717,864)      (1,893,383)   (19,500,910)
                                        ------------   -----------      ------------   ------------     ------------   ------------
      Net increase (decrease)........       (429,643)  $(4,626,551)         (376,703)  $ (3,992,301)         931,874   $  9,610,458
                                        ============   ===========      ============   ============     ============   ============
Class Z:
   Sold..............................      4,272,811   $46,032,102        15,081,004   $159,011,746       14,423,077   $148,768,921
   Issued in connection with acquisition
     (Note 1) .......................             --            --                --             --        1,845,270     19,212,553
   Issued to shareholders in reinvestment
     of dividends....................        151,127     1,630,807           364,984      3,846,700          368,600      3,808,632
   Repurchased.......................     (7,501,110)  (80,879,190)      (17,283,211)  (181,864,085)     (15,586,314)  (160,751,821)
                                        ------------   -----------      ------------   ------------     ------------   ------------
      Net increase (decrease)........     (3,077,172)  $(33,216,281)      (1,837,223)  $(19,005,639)       1,050,633   $ 11,038,285
                                        ============   ===========      ============   ============     ============   ============
BKB:
   Sold..............................             --   $        --                --   $         --           20,544   $    167,382
   Issued to shareholders in reinvestment
     of dividends....................             --            --                --             --           28,219        330,523
   Redeemed from shareholders due to conversion
     of BKB Shares into
     Retail A Shares.................             --            --                --             --       (1,132,950)   (11,667,138)
   Repurchased.......................             --            --                --             --         (167,851)    (1,719,081)
                                        ------------   -----------      ------------   ------------     ------------   ------------
      Net decrease...................             --   $        --                --   $         --       (1,252,038)  $(12,888,314)
                                        ============   ===========      ============   ============     ============   ============

------------------

(a)  Effective November 25, 2002, the Galaxy Intermediate Bond Fund, Retail B, Retail A and Trust shares were reorganized as
     Liberty Intermediate Government Income Fund, Class G, Class T and Class Z shares, respectively. Subsequently, the Fund began offering Class A, Class B and Class C shares.



                       See Notes to Financial Statements.


43


STATEMENTS OF CHANGES IN NET ASSETS - CAPITAL STOCK ACTIVITY (CONTINUED)

                                                                    LIBERTY QUALITY PLUS BOND FUND (a)
                                        -------------------------------------------------------------------------------------------
                                               SIX MONTHS ENDED                   YEAR ENDED                      YEAR ENDED
                                                APRIL 30, 2003                 OCTOBER 31, 2002                OCTOBER 31, 2001
                                        --------------------------      ---------------------------     ---------------------------
                                           SHARES        DOLLARS           SHARES         DOLLARS          SHARES         DOLLARS
Class A:
   Sold..............................         42,079   $   478,601             2,385   $     26,514               --   $         --
   Issued to shareholders in reinvestment
     of dividends....................            358         4,106               157          1,726              144          1,552
   Repurchased.......................         (2,279)      (26,023)             (765)        (8,340)              --             (5)
                                        ------------   -----------      ------------   ------------     ------------   ------------
      Net increase...................         40,158   $   456,684             1,777   $     19,900              144   $      1,547
                                        ============   ===========      ============   ============     ============   ============
Class B:
   Sold..............................         63,394   $   724,037             1,055   $     11,623            9,804   $    104,795
   Issued to shareholders in reinvestment
     of dividends....................            604         6,899               889          9,762            1,128         12,195
   Repurchased.......................         (9,618)     (109,905)           (3,974)       (43,869)         (10,411)      (113,519)
                                        ------------   -----------      ------------   ------------     ------------   ------------
      Net increase (decrease)........         54,380   $   621,031            (2,030)  $    (22,484)             521   $      3,471
                                        ============   ===========      ============   ============     ============   ============
Class C:
   Sold..............................         21,745   $   247,502                --   $         --               --   $         --
   Issued to shareholders in reinvestment
     of dividends....................             49           565                --             --               --             --
   Repurchased.......................         (7,031)      (79,601)               --             --               --             --
                                        ------------   -----------      ------------   ------------     ------------   ------------
      Net increase...................         14,763   $   168,466                --   $         --               --   $         --
                                        ============   ===========      ============   ============     ============   ============
Class G:
   Sold..............................         46,812   $   530,588           248,257   $  2,762,895          298,391   $  3,227,591
   Issued in connection with acquisition
     (Note 1)........................             --            --                --             --          574,735      6,258,543
   Issued to shareholders in reinvestment
     of dividends....................         18,842       214,757            42,412        466,622           26,740        289,934
   Repurchased.......................       (146,431)   (1,662,211)         (320,100)    (3,519,502)        (189,490)    (2,043,933)
                                        ------------   -----------      ------------   ------------     ------------   ------------
      Net increase (decrease)........        (80,777)  $  (916,866)          (29,431)  $   (289,985)         710,376   $  7,732,135
                                        ============   ===========      ============   ============     ============   ============
Class T:
   Sold..............................        209,314   $ 2,373,059         1,407,579   $ 15,467,329        1,220,551   $ 13,139,346
   Issued in connection with acquisition
     (Note 1)........................             --            --                --             --          281,189      3,061,797
   Issued to shareholders due to conversion
     of BKB Shares into
     Retail A Shares.................             --            --                --             --          688,933      7,397,112
   Issued to shareholders in reinvestment
     of dividends....................         73,819       841,430           175,003      1,924,387          164,443      1,777,021
   Repurchased.......................       (479,766)   (5,443,690)       (1,945,283)   (21,349,227)      (1,286,521)   (13,834,282)
                                        ------------   -----------      ------------   ------------     ------------   ------------
      Net increase (decrease)........       (196,633)  $(2,229,201)         (362,701)  $ (3,957,511)       1,068,595   $ 11,540,994
                                        ============   ===========      ============   ============     ============   ============
Class Z:
   Sold..............................     11,331,380   $128,777,554       25,317,231   $278,012,903       16,138,401   $173,946,688
   Issued in connection with acquisition
     (Note 1)........................             --            --                --             --       17,925,356    195,196,556
   Issued to shareholders in reinvestment
     of dividends....................        648,847     7,396,972         1,292,159     14,237,392        1,107,483     11,969,774
   Repurchased.......................    (13,845,925)  (157,259,623)     (21,906,546)  (240,721,647)     (15,103,368)  (162,738,287)
                                        ------------   -----------      ------------   ------------     ------------   ------------
      Net increase (decrease)........     (1,865,698)  $(21,085,097)       4,702,844   $ 51,528,648       20,067,872   $218,374,731
                                        ============   ===========      ============   ============     ============   ============
BKB:
   Sold..............................             --   $        --                --   $         --           17,860   $    190,629
   Issued to shareholders in reinvestment
     of dividends....................             --            --                --             --           22,007        235,449
   Redeemed from shareholders due to conversion
     of BKB Shares into
     Retail A Shares.................             --            --                --             --         (688,933)    (7,397,112)
   Repurchased.......................             --            --                --             --          (87,493)      (934,221)
                                        ------------   -----------      ------------   ------------     ------------   ------------
      Net decrease...................             --   $        --                --   $         --         (736,559)  $ (7,905,255)
                                        ============   ===========      ============   ============     ============   ============

---------------------
(a)  Effective November 25, 2002, the Galaxy Quality Plus Bond Fund, Prime A, Prime B, Retail B and Trust shares were reorganized as Liberty Quality Plus Bond Fund Class A, Class B, Class G, Class T and Class Z shares, respectively. Subsequently, the
     Fund began offering Class C shares.




                       See Notes to Financial Statements.

LIBERTY CORPORATE BOND FUND

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD IS AS FOLLOWS:




                                                             PERIOD ENDED
                                                               APRIL 30,
CLASS A SHARES                                                 2003 (a)
                                                               --------
Net Asset Value, Beginning of Period....................       $  10.92
                                                               --------

Income from Investment Operations:
Net investment income(b)(c)(d)..........................           0.21
Net realized and unrealized gain on investments(d)......           0.34
                                                               --------
   Total from Investment Operations.....................           0.55
                                                               --------

Less Distributions Declared to Shareholders:
From net investment income..............................          (0.21)
                                                               --------
Net Asset Value, End of Period..........................       $  11.26
                                                               ========


Total Return(e)(f)(g)...................................           5.05%

Ratios to Average Net Assets/Supplemental Data:
Expenses(h)(i)..........................................           1.40%
Net investment income(d)(h)(i)..........................           4.38%
Waiver/reimbursement(i).................................           0.20%
Portfolio turnover rate(f)..............................              9%
Net assets, end of period (000's).......................       $    626


---------------------
(a) Class A shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.
(b) Net investment income per share before reimbursement of certain expenses for the period ended April 30, 2003 was $0.20.
(c) Per share data was calculated using average shares outstanding during the period.
(d) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the period ended April 30, 2003 on the net investment income per share, net realized and unrealized gain per share and the net ratio of net investment income to average net assets was $0.00, $0.00 and 0.04%, respectively.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f)  Not annualized.
(g) Had the Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.



                       See Notes to Financial Statements.

LIBERTY CORPORATE BOND FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD IS AS FOLLOWS:




                                                             PERIOD ENDED
                                                               APRIL 30,
CLASS B SHARES                                                 2003 (a)
                                                               --------
Net Asset Value, Beginning of Period...................        $  10.92
                                                               --------

Income from Investment Operations:
Net investment income(b)(c)(d).........................            0.19
Net realized and unrealized gain on investments(d).....            0.32
                                                               --------
    Total from Investment Operations...................            0.51
                                                               --------

Less Distributions Declared to Shareholders:
From net investment income.............................           (0.17)
                                                               --------
Net Asset Value, End of Period.........................        $  11.26
                                                               ========


Total Return(e)(f)(g)..................................            4.71%

Ratios to Average Net Assets/Supplemental Data:
Expenses(h)(i).........................................            1.82%
Net investment income(d)(h)(i).........................            4.03%
Waiver/reimbursement(i)................................            0.20%
Portfolio turnover rate(f).............................               9%
Net assets, end of period (000's)......................        $    952


--------------------
(a) Class B shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.
(b) Net investment income per share before reimbursement of certain expenses for the period ended April 30, 2003 was $0.18.
(c) Per share data was calculated using average shares outstanding during the period.
(d) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the period ended April 30, 2003 on the net investment income per share, net realized and unrealized gain per share and the net ratio of net investment income to average net assets was $0.00, $0.00 and 0.04%, respectively.
(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f)  Not annualized.
(g) Had the Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.



                       See Notes to Financial Statements.

LIBERTY CORPORATE BOND FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD IS AS FOLLOWS:




                                                           PERIOD ENDED
                                                             APRIL 30,
CLASS C SHARES                                               2003 (a)
                                                             --------
Net Asset Value, Beginning of Period....................     $  10.92
                                                             --------

Income from Investment Operations:
Net investment income(b)(c)(d)..........................         0.20
Net realized and unrealized gain on investments(d)......         0.32
                                                             --------
   Total from Investment Operations.....................         0.52
                                                             --------

Less Distributions Declared to Shareholders:
From net investment income..............................        (0.18)
                                                             --------
Net Asset Value, End of Period..........................     $  11.26
                                                             ========


Total Return(e)(f)(g)...................................         4.77%

Ratios to Average Net Assets/Supplemental Data:
Expenses(h)(i)..........................................         1.62%
Net investment income(d)(h)(i)..........................         4.13%
Waiver/reimbursement(i).................................         0.35%
Portfolio turnover rate(f)..............................            9%
Net assets, end of period (000's).......................     $    258


-------------------------------
(a) Class C shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.
(b) Net investment income per share before reimbursement of certain expenses for the period ended April 30, 2003 was $0.18.
(c) Per share data was calculated using average shares outstanding during the period.
(d) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the period ended April 30, 2003 on the net investment income per share, net realized and unrealized gain per share and the net ratio of net investment income to average net assets was $0.00, $0.00 and 0.04%, respectively.
(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f)  Not annualized.
(g) Had the Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.



                       See Notes to Financial Statements.

LIBERTY CORPORATE BOND FUND

FINANCIAL HIGHLIGHTS (CONTINUED)
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                    SIX MONTHS
                                                       ENDED                             YEAR ENDED OCTOBER 31,
                                                      APRIL 30,   ------------------------------------------------------------------
CLASS Z SHARES                                       2003(a)(b)       2002          2001          2000          1999          1998
                                                    ------------  -----------   -----------  ------------  ------------  ----------
Net Asset Value, Beginning of Period............    $      11.03  $     10.92   $     10.14  $      10.22  $      10.90  $    10.63
                                                    ------------  -----------   -----------  ------------  ------------  ----------

Income from Investment Operations:
Net investment income(c)........................            0.27(d)(e)   0.56(e)       0.60          0.61          0.59        0.62
Net realized and unrealized
   gain (loss) on investments...................            0.21(e)      0.12(e)       0.78         (0.05)        (0.68)       0.30
                                                    ------------  -----------   -----------  ------------  ------------  ----------
   Total from Investment Operations............             0.48         0.68          1.38          0.56         (0.09)       0.92
                                                    ------------  -----------   -----------  ------------  ------------  ----------

Less Distributions Declared to Shareholders:
From net investment income......................           (0.25)       (0.57)        (0.60)        (0.64)        (0.59)      (0.65)
                                                    ------------  -----------   -----------  ------------  ------------  ----------
Net Asset Value, End of Period.................     $      11.26  $     11.03   $     10.92  $      10.14  $      10.22  $    10.90
                                                    ============  ===========   ===========  ============  ============  ==========


Total Return(f)(g)..............................            4.41%(h)     6.49%        13.99%         5.69%        (0.82)%      8.96%

Ratios to Average Net Assets/Supplemental Data:
Expenses(i).....................................            0.74%(j)     0.71%         0.77%         0.83%         0.85%       0.82%
Net investment income(i)........................            4.83%(e)(j)  5.08%(e)      5.70%         6.01%         5.62%       5.80%
Waiver/reimbursement............................            0.20%(j)     0.20%         0.20%         0.20%         0.20%       0.20%
Portfolio turnover rate.........................               9%(h)       33%           79%           75%          206%        155%
Net assets, end of period (000's)...............    $     191,055  $  166,291   $   122,039  $     89,600  $     79,382  $   83,565

-----------------
(a) The Fund changed its fiscal year end from October 31 to April 30.
(b) On November 25, 2002, the Galaxy Corporate Bond Fund was redesignated Liberty Corporate Bond Fund, Class Z shares.
(c) Net investment income per share before reimbursement of certain expenses for the six months ended April 30, 2003 and the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $0.26, $0.54, $0.58, $0.60, $0.57 and
     $0.60, respectively.
(d) Per share data was calculated using average shares outstanding during the period.
(e) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the six months ended April 30, 2003 on the net investment income per share, net realized and unrealized gain per share and the net ratio of net investment income to average net assets was $0.00, $0.00 and 0.04%, respectively. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the net ratio of net investment income to average net assets was $(0.01), $0.01 and (0.25)%, respectively.
(f)  Total return at net asset value assuming all distributions reinvested.
(g) Had the Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h)  Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)  Annualized.



                       See Notes to Financial Statements.

LIBERTY INTERMEDIATE GOVERNMENT INCOME FUND

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD IS AS FOLLOWS:




                                                               PERIOD ENDED
                                                                 APRIL 30,
CLASS A SHARES                                                   2003 (a)
                                                                 --------
Net Asset Value, Beginning of Period.......................      $  10.68
                                                                 --------

Income from Investment Operations:
Net investment income(b)(c)(d).............................          0.17
Net realized and unrealized gain on investments(d).........          0.16
                                                                 --------
   Total from Investment Operations........................          0.33
                                                                 --------

Less Distributions Declared to Shareholders:
From net investment income.................................         (0.18)
                                                                 --------
Net Asset Value, End of Period.............................      $  10.83
                                                                 ========


Total Return(e)(f)(g)......................................          3.11%

Ratios to Average Net Assets/Supplemental Data:
Expenses(h)(i).............................................          1.11%
Net investment income(d)(h)(i).............................          3.78%
Waiver/reimbursement(i)....................................          0.20%
Portfolio turnover rate(f).................................            36%
Net assets, end of period (000's)..........................      $  1,267


----------------------------
(a) Class A shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.
(b) Net investment income per share before reimbursement of certain expenses for the period ended April 30, 2003 was $0.16.
(c) Per share data was calculated using average shares outstanding during the period.
(d) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the period ended April 30, 2003 on the net investment income per share, net realized and unrealized gain per share and the net ratio of net investment income to average net assets was $(0.02), $0.02 and (0.41)%, respectively.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f)  Not annualized.
(g) Had the Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.




                       See Notes to Financial Statements.

LIBERTY INTERMEDIATE GOVERNMENT INCOME FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD IS AS FOLLOWS:




                                                           PERIOD ENDED
                                                             APRIL 30,
CLASS B SHARES                                               2003 (a)
                                                             --------
Net Asset Value, Beginning of Period....................     $  10.68
                                                             --------

Income from Investment Operations:
Net investment income(b)(c)(d)..........................         0.14
Net realized and unrealized gain on investments(d)......         0.15
                                                             --------
   Total from Investment Operations.....................         0.29
                                                             --------

Less Distributions Declared to Shareholders:
From net investment income..............................        (0.14)
                                                             --------
Net Asset Value, End of Period..........................     $  10.83
                                                             ========


Total Return(e)(f)(g)...................................         2.70%

Ratios to Average Net Assets/Supplemental Data:
Expenses(h)(i)..........................................         1.86%
Net investment income(d)(h)(i)..........................         2.96%
Waiver/reimbursement(i).................................         0.20%
Portfolio turnover rate(f)..............................           36%
Net assets, end of period (000's).......................     $  2,612


---------------------
(a) Class B shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.
(b) Net investment income per share before reimbursement of certain expenses for the period ended April 30, 2003 was $0.13.
(c) Per share data was calculated using average shares outstanding during the period.
(d) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the period ended April 30, 2003 on the net investment income per share, net realized and unrealized gain per share and the net ratio of net investment income to average net assets was $(0.02), $0.02 and (0.41)%, respectively.
(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f)  Not annualized.
(g) Had the Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.




                       See Notes to Financial Statements.

LIBERTY INTERMEDIATE GOVERNMENT INCOME FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD IS AS FOLLOWS:




                                                            PERIOD ENDED
                                                              APRIL 30,
CLASS C SHARES                                                2003 (a)
                                                              --------
Net Asset Value, Beginning of Period.....................     $  10.68
                                                              --------

Income from Investment Operations:
Net investment income(b)(c)(d)...........................         0.14
Net realized and unrealized gain on investments(d).......         0.16
                                                              --------
   Total from Investment Operations......................         0.30
                                                              --------

Less Distributions Declared to Shareholders:
From net investment income...............................        (0.15)
                                                              --------
Net Asset Value, End of Period...........................     $  10.83
                                                              ========


Total Return(e)(f)(g)....................................         2.79%

Ratios to Average Net Assets/Supplemental Data:
Expenses(h)(i)...........................................         1.80%
Net investment income(d)(h)(i)...........................         3.02%
Waiver/reimbursement(i)..................................         0.35%
Portfolio turnover rate(f)...............................           36%
Net assets, end of period (000's)........................     $    432


--------------------------
(a) Class C shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.
(b) Net investment income per share before reimbursement of certain expenses for the period ended April 30, 2003 was $0.12.
(c) Per share data was calculated using average shares outstanding during the period.
(d) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the period ended April 30, 2003 on the net investment income per share, net realized and unrealized gain per share and the net ratio of net investment income to average net assets was $(0.02), $0.02 and (0.41)%, respectively.
(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f)  Not annualized.
(g) Had the Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.
..




                       See Notes to Financial Statements.

LIBERTY INTERMEDIATE GOVERNMENT INCOME FUND

FINANCIAL HIGHLIGHTS (CONTINUED)
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                   SIX MONTHS
                                                                      ENDED                      YEAR ENDED OCTOBER 31,
                                                                    APRIL 30,   ----------------------------------------------------
CLASS G SHARES                                                     2003 (a)(b)      2002          2001          2000        1999 (c)
                                                                  -----------   -----------  ------------  ------------  ----------
Net Asset Value, Beginning of Period.........................     $     10.77   $     10.72  $       9.95  $       9.85  $    10.50
                                                                  -----------   -----------  ------------  ------------  ----------

Income from Investment Operations:
Net investment income(d).....................................            0.16(e)(f)    0.38(e)(f)    0.46          0.48(e)     0.47
Net realized and unrealized gain (loss) on investments.......            0.08(f)       0.09(f)       0.77          0.11       (0.66)
                                                                  -----------   -----------  ------------  ------------  ----------
   Total from Investment Operations..........................            0.24          0.47          1.23          0.59       (0.19)
                                                                  -----------   -----------  ------------  ------------  ----------

Less Distributions Declared to Shareholders:
From net investment income...................................           (0.18)        (0.42)        (0.46)        (0.49)      (0.46)
                                                                  -----------   -----------  ------------  ------------  ----------
Net Asset Value, End of Period...............................     $     10.83   $     10.77  $      10.72  $       9.95  $     9.85
                                                                  ===========   ===========  ============  ============  ==========


Total Return(g)(h)...........................................            2.21%(i)      4.52%        12.64%         6.22%     (1.78)%

Ratios to Average Net Assets/Supplemental Data:
Expenses(j)..................................................            1.68%(k)      1.70%        1.76%          1.71%       1.64%
Net investment income(j).....................................            2.98%(f)(k)   3.65%(f)     4.44%          4.89%       4.61%
Waiver/reimbursement.........................................            0.20%(k)      0.21%        0.22%          0.38%       0.50%
Portfolio turnover rate......................................              36%(i)        99%          86%           99%         184%
Net assets, end of period (000's)............................     $      5,013  $     5,277  $     3,695   $     1,765   $    1,084

---------------------------
(a)  The Fund changed its fiscal year end from October 31 to April 30.
(b) On November 25, 2002, the Galaxy Intermediate Government Income Fund, Retail B shares were redesignated Liberty Intermediate Government Income Fund, Class G shares.
(c)  The Fund began offering Retail B shares on November 1, 1998.
(d) Net investment income per share before reimbursement of certain expenses for the six months ended April 30, 2003 and the years ended October 31, 2002, 2001, 2000, and 1999 was $0.13, $0.36, $0.43, $0.35, and $0.42,
     respectively.
(e) Per share data was calculated using average shares outstanding during the period.
(f) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the six months ended April 30, 2003 on the net investment income per share, net realized and unrealized gain per share and the net ratio of net investment income to average net assets was $(0.02), $0.02 and (0.41)%, respectively. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the net ratio of net investment income to average net assets was $(0.03), $0.03 and (0.26)%, respectively.
(g) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(h) Had the Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(i)  Not annualized.
(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(k)  Annualized.




                       See Notes to Financial Statements.

LIBERTY INTERMEDIATE GOVERNMENT INCOME FUND

FINANCIAL HIGHLIGHTS (CONTINUED)
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                    SIX MONTHS
                                                       ENDED                             YEAR ENDED OCTOBER 31,
                                                      APRIL 30,   ------------------------------------------------------------------
CLASS T SHARES                                       2003(a)(b)       2002          2001          2000          1999          1998
                                                    ------------  -----------   -----------  ------------  ------------  ----------

Net Asset Value, Beginning of Period............    $      10.77  $     10.72   $      9.95  $       9.86  $      10.50  $    10.18
                                                    ------------  -----------   -----------  ------------  ------------  ----------

Income from Investment Operations:
Net investment income(c)........................            0.20(d)(e)   0.46(d)(e)    0.54          0.55(d)       0.54        0.57
Net realized and unrealized
   gain (loss) on investments..................             0.07(e)      0.09(e)       0.77          0.11         (0.65)       0.34
                                                    ------------  -----------   -----------  ------------  ------------  ----------
     Total from Investment Operations..........             0.27         0.55          1.31          0.66         (0.11)       0.91
                                                    ------------  -----------   -----------  ------------  ------------  ----------

Less Distributions Declared to Shareholders:
From net investment income......................           (0.21)       (0.50)        (0.54)        (0.57)        (0.53)      (0.59)
                                                    ------------  -----------   -----------  ------------  ------------  ----------
Net Asset Value, End of Period.................     $      10.83  $     10.77   $     10.72  $       9.95  $       9.86  $    10.50
                                                    ============  ===========   ===========  ============  ============  ==========


Total Return(f)(g)..............................            2.55%(h)     5.32%        13.52%         7.01%        (1.11)%      9.22%

Ratios to Average Net Assets/Supplemental Data:
Expenses(i).....................................            0.92%(j)     0.94%         0.98%         0.97%         0.97%       1.01%
Net investment income(i)........................            3.72%(e)(j)  4.41%(e)      5.22%         5.63%         5.28%       5.49%
Waiver/reimbursement............................            0.20%(j)     0.20%         0.20%         0.21%         0.20%       0.20%
Portfolio turnover rate.........................              36%(h)       99%           86%           99%          184%        205%
Net assets, end of period (000's)...............    $     53,158   $   57,452   $    61,224   $    47,548  $     56,454  $   66,865

-------------------------
(a)  The Fund changed its fiscal year end from October 31 to April 30.
(b) On November 25, 2002, the Galaxy Intermediate Government Income Fund, Retail A shares were redesignated Liberty Intermediate Government Income Fund, Class T shares.
(c) Net investment income per share before reimbursement of certain expenses for the six months ended April 30, 2003 and the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $0.17, $0.44, $0.52, $0.58, $0.52 and
     $0.55, respectively.
(d) Per share data was calculated using average shares outstanding during the period.
(e) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the six months ended April 30, 2003 on the net investment income per share, net realized and unrealized gain per share and the net ratio of net investment income to average net assets was $(0.02), $0.02 and (0.41)%, respectively. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the net ratio of net investment income to average net assets was $(0.03), $0.03 and (0.26)%, respectively.
(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(g) Had the Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h)  Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)  Annualized.




                       See Notes to Financial Statements.

LIBERTY INTERMEDIATE GOVERNMENT INCOME FUND

FINANCIAL HIGHLIGHTS (CONTINUED)
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                    SIX MONTHS
                                                       ENDED                             YEAR ENDED OCTOBER 31,
                                                      APRIL 30,   ------------------------------------------------------------------
CLASS Z SHARES                                       2003(a)(b)       2002          2001          2000          1999          1998
                                                    ------------  -----------   -----------  ------------  ------------  ----------
Net Asset Value, Beginning of Period............    $      10.77  $     10.72   $      9.95  $       9.85  $      10.50  $    10.18
                                                    ------------  -----------   -----------  ------------  ------------  ----------

Income from Investment Operations:
Net investment income(c)........................            0.13(d)(e)   0.49(d)(e)    0.57          0.58(d)       0.56        0.59
Net realized and unrealized
    gain (loss) on investments..................            0.16(e)      0.08(e)       0.77          0.11         (0.65)       0.35
                                                    ------------  -----------   -----------  ------------  ------------  ----------
     Total from Investment Operations..........             0.29         0.57          1.34          0.69         (0.09)       0.94
                                                    ------------  -----------   -----------  ------------  ------------  ----------

Less Distributions Declared to Shareholders:
From net investment income......................           (0.23)       (0.52)        (0.57)        (0.59)        (0.56)      (0.62)
                                                    ------------  -----------   -----------  ------------  ------------  ----------
Net Asset Value, End of Period.................     $      10.83  $     10.77   $     10.72  $       9.95  $       9.85  $    10.50
                                                    ============  ===========   ===========  ============  ============  ==========


Total Return(f)(g)..............................            2.72%(h)     5.59%        13.84%         7.29%        (0.86)%      9.52%

Ratios to Average Net Assets/Supplemental Data:
Expenses(i).....................................            0.69%(j)     0.68%         0.70%         0.70%         0.72%       0.73%
Net investment income(i)........................            3.96%(e)(j)  4.67%(e)      5.50%         5.90%         5.53%       5.77%
Waiver/reimbursement............................            0.20%(j)     0.21%         0.20%         0.20%         0.20%       0.20%
Portfolio turnover rate.........................              36%(h)       99%           86%           99%          184%        205%
Net assets, end of period (000's)...............    $    449,906   $  480,375   $   497,790  $ 4   51,501  $    234,880  $  239,763

------------------------
(a) The Fund changed its fiscal year end from October 31 to April 30.
(b) On November 25, 2002, the Galaxy Intermediate Government Income Fund, Trust shares were redesignated Liberty Intermediate Government Income Fund, Class Z shares.
(c) Net investment income per share before reimbursement of certain expenses for the six months ended April 30, 2003 and the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $0.12, $0.47, $0.55, $0.40, $0.54 and
     $0.57, respectively.
(d) Per share data was calculated using average shares outstanding during the period.
(e) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the six months ended April 30, 2003 on the net investment income per share, net realized and unrealized gain per share and the net ratio of net investment income to average net assets was $(0.02), $0.02 and (0.41)%, respectively. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the net ratio of net investment income to average net assets was $(0.03), $0.03 and (0.26)%, respectively.
(f)  Total return at net asset value assuming all distributions reinvested.
(g) Had the Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h)  Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)  Annualized.



                       See Notes to Financial Statements.

LIBERTY QUALITY PLUS BOND FUND

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                                   SIX MONTHS
                                                                      ENDED                      YEAR ENDED OCTOBER 31,
                                                                    APRIL 30,   ----------------------------------------------------
CLASS A SHARES                                                     2003 (a)(b)      2002          2001          2000        1999 (c)
                                                                  -----------   -----------  ------------  ------------  ----------
Net Asset Value, Beginning of Period.........................     $     11.29   $     11.23  $      10.35  $      10.25  $    11.20
                                                                  -----------   -----------  ------------  ------------  ----------

Income from Investment Operations:
Net investment income(d).....................................            0.24(e)(f)    0.54(f)       0.57          0.57        0.60
Net realized and unrealized gain (loss) on investments.......            0.24(f)       0.07(f)       0.89          0.12       (0.89)
                                                                  -----------   -----------  ------------  ------------  ----------
Total from Investment Operations..........................               0.48          0.61          1.46          0.69       (0.29)
                                                                  -----------   -----------  ------------  ------------  ----------

Less Distributions Declared to Shareholders:
From net investment income...................................           (0.25)        (0.55)        (0.58)        (0.59)      (0.57)
From net realized gains......................................              --            --            --            --       (0.09)
                                                                  -----------   -----------  ------------  ------------  ----------
   Total Distributions Declared to Shareholders..............           (0.25)        (0.55)        (0.58)        (0.59)      (0.66)
                                                                  -----------   -----------  ------------  ------------  ----------
Net Asset Value, End of Period...............................     $     11.52   $     11.29  $      11.23  $      10.35  $    10.25
                                                                  ===========   ===========  ============  ============  ==========


Total Return(g)(h)...........................................            4.28%(i)      5.64%        14.48%         7.00%     (2.68)%

Ratios to Average Net Assets/Supplemental Data:
Expenses(j)..................................................            0.92%(k)      0.89%         0.95%         1.05%       0.96%
Net investment income(j).....................................            4.20%(f)(k)   4.79%(f)      5.33%         5.74%       5.35%
Waiver/reimbursement.........................................            0.22%(k)      0.39%         0.38%         0.47%       0.56%
Portfolio turnover rate......................................              42%(i)        75%          131%          104%        226%
Net assets, end of period (000's)............................     $       522   $        59  $         38  $         34  $       16

----------------------
(a)  The Fund changed its fiscal year end from October 31 to April 30.
(b) On November 25, 2002, the Galaxy Quality Plus Bond Fund, Prime A shares were redesignated Liberty Quality Plus Bond Fund, Class A shares.
(c)  The Fund began offering Prime A shares on November 1, 1998.
(d) Net investment income per share before reimbursement of certain expenses for the six months ended April 30, 2003 and the years ended October 31, 2002, 2001, 2000 and 1999 was $0.23, $0.50, $0.53, $0.52 and $0.54,
     respectively.
(e) Per share data was calculated using average shares outstanding during the period.
(f) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the period ended April 30, 2003 on the net investment income per share, net realized and unrealized gain per share and the net ratio of net investment income to average net assets was $(0.01), $0.01 and (0.17)%, respectively. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the net ratio of net investment income to average net assets was $(0.01), $0.01 and (0.07)%, respectively.
(g) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(h) Had the Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(i)  Not annualized.
(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(k)  Annualized.




                       See Notes to Financial Statements.

LIBERTY QUALITY PLUS BOND FUND

FINANCIAL HIGHLIGHTS (CONTINUED)
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                   SIX MONTHS
                                                                      ENDED                      YEAR ENDED OCTOBER 31,
                                                                    APRIL 30,   ----------------------------------------------------
CLASS B SHARES                                                     2003 (a)(b)      2002          2001          2000        1999 (c)
                                                                  -----------   -----------  ------------  ------------  ----------
Net Asset Value, Beginning of Period.........................     $     11.29   $     11.23  $      10.35  $      10.24  $    11.20
                                                                  -----------   -----------  ------------  ------------  ----------

Income from Investment Operations:
Net investment income(d).....................................            0.20(e)(f)    0.44(f)       0.49          0.51        0.49
Net realized and unrealized gain (loss) on investments.......            0.24(f)       0.08(f)       0.89          0.12       (0.87)
                                                                  -----------   -----------  ------------  ------------  ----------
   Total from Investment Operations..........................            0.44          0.52          1.38          0.63       (0.38)
                                                                  -----------   -----------  ------------  ------------  ----------

Less Distributions Declared to Shareholders:
From net investment income...................................           (0.21)        (0.46)        (0.50)        (0.52)      (0.49)
From net realized gains......................................              --            --            --            --       (0.09)
                                                                  -----------   -----------  ------------  ------------  ----------
   Total Distributions Declared to Shareholders..............           (0.21)        (0.46)        (0.50)        (0.52)      (0.58)
                                                                  -----------   -----------  ------------  ------------  ----------
Net Asset Value, End of Period...............................     $     11.52   $     11.29  $      11.23  $      10.35  $    10.24
                                                                  ===========   ===========  ============  ============  ==========


Total Return(g)(h)...........................................            3.89%(i)      4.86%        13.65%         6.41%     (3.46)%

Ratios to Average Net Assets/Supplemental Data:
Expenses(j)..................................................            1.68%(k)      1.64%         1.68%         1.71%       1.71%
Net investment income(j).....................................            3.45%(f)(k)   4.04%(f)      4.60%         5.07%       4.60%
Waiver/reimbursement.........................................            0.22%(k)      0.30%         0.28%         0.29%       0.36%
Portfolio turnover rate......................................              42%(i)        75%          131%          104%        226%
Net assets, end of period (000's)............................     $       900   $       268  $        290  $        262  $      323

------------------------
(a)  The Fund changed its fiscal year end from October 31 to April 30.
(b) On November 25, 2002, the Galaxy Quality Plus Bond Fund, Prime B shares were redesignated Liberty Quality Plus Bond Fund, Class B shares.
(c)  The Fund began offering Prime B shares on November 1, 1998.
(d) Net investment income per share before reimbursement of certain expenses for the six months ended April 30, 2003 and the years ended October 31, 2002, 2001, 2000 and 1999 was $0.19, $0.40, $0.46, $0.48 and $0.45,
     respectively.
(e) Per share data was calculated using average shares outstanding during the period.
(f) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the six months ended April 30, 2003 on the net investment income per share, net realized and unrealized gain per share and the net ratio of net investment income to average net assets was $(0.01), $0.01 and (0.17)%, respectively. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the net ratio of net investment income to average net assets was $(0.02), $0.02 and (0.15)%, respectively.
(g) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(h) Had the Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(i)  Not annualized.
(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(k)  Annualized.




                       See Notes to Financial Statements.

LIBERTY QUALITY PLUS BOND FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD IS AS FOLLOWS:



                                                          PERIOD ENDED
                                                            APRIL 30,
CLASS C SHARES                                              2003 (a)
                                                            --------
Net Asset Value, Beginning of Period...................     $  11.21
                                                            --------

Income from Investment Operations:
Net investment income(b)(c)(d).........................         0.16
Net realized and unrealized gain on investments(d).....         0.33
                                                            --------
   Total from Investment Operations....................         0.49
                                                            --------

Less Distributions Declared to Shareholders:
From net investment income.............................        (0.18)
                                                            --------
Net Asset Value, End of Period.........................     $  11.52
                                                            ========


Total Return(e)(f)(g)..................................         4.38%

Ratios to Average Net Assets/Supplemental Data:
Expenses(h)(i).........................................         1.55%
Net investment income(d)(h)(i).........................         3.23%
Waiver/reimbursement(i)................................         0.37%
Portfolio turnover rate(f).............................           42%
Net assets, end of period (000's)......................     $    170


-------------------------
(a) Class C shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.
(b) Net investment income per share before reimbursement of certain expenses for the period ended April 30, 2003 was $0.14.
(c) Per share data was calculated using average shares outstanding during the period.
(d) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the period ended April 30, 2003 on the net investment income per share, net realized and unrealized gain per share and the net ratio of net investment income to average net assets was $(0.01), $0.01 and (0.20)%, respectively.
(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f)  Not annualized.
(g) Had the Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.




                       See Notes to Financial Statements.

LIBERTY QUALITY PLUS BOND FUND

FINANCIAL HIGHLIGHTS (CONTINUED)
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                    SIX MONTHS
                                                       ENDED                             YEAR ENDED OCTOBER 31,
                                                      APRIL 30,   ------------------------------------------------------------------
CLASS G SHARES                                       2003(a)(b)       2002          2001          2000          1999          1998
                                                    ------------  -----------   -----------  ------------  ------------  ----------
Net Asset Value, Beginning of Period............    $      11.29  $     11.23   $     10.35  $      10.25  $      11.20  $    10.70
                                                    ------------  -----------   -----------  ------------  ------------  ----------

Income from Investment Operations:
Net investment income(c)........................            0.20(d)(e)   0.45(e)       0.51          0.52          0.50        0.51
Net realized and unrealized
    gain (loss) on investments.................             0.24(e)      0.08(e)       0.88          0.11         (0.86)       0.51
                                                    ------------  -----------   -----------  ------------  ------------  ----------
   Total from Investment Operations............             0.44         0.53          1.39          0.63         (0.36)       1.02
                                                    ------------  -----------   -----------  ------------  ------------  ----------

Less Distributions Declared to Shareholders:
From net investment income......................           (0.21)       (0.47)        (0.51)        (0.53)        (0.50)      (0.52)
From net realized gains.........................              --           --            --            --         (0.09)         --
                                                    ------------  -----------   -----------  ------------  ------------  ----------
   Total Distributions Declared to Shareholders.           (0.21)       (0.47)        (0.51)        (0.53)        (0.59)      (0.52)
                                                    ------------  -----------   -----------  ------------  ------------  ----------
Net Asset Value, End of Period.................     $      11.52  $     11.29   $     11.23  $      10.35  $      10.25  $    11.20
                                                    ============  ===========   ===========  ============  ============  ==========

Total Return(f)(g)..............................            3.94%(h)     4.90%        13.70%         6.37%        (3.25)%      9.73%

Ratios to Average Net Assets/Supplemental Data:
Expenses(i).....................................            1.60%(j)     1.60%         1.64%         1.65%         1.59%       1.61%
Net investment income(i)........................            3.56%(e)(j)  4.08%(e)      4.64%         5.13%         4.72%       4.69%
Waiver/reimbursement............................            0.22%(j)     0.23%         0.20%         0.26%         0.29%       0.20%
Portfolio turnover rate.........................              42%(h)       75%          131%          104%          226%        253%
Net assets, end of period (000's)...............    $     13,345  $    13,981   $    14,246  $      5,775  $      6,550  $    5,420

------------------------
(a)  The Fund changed its fiscal year end from October 31 to April 30.
(b) On November 25, 2002, the Galaxy Quality Plus Bond Fund, Retail B shares were redesignated Liberty Quality Plus Bond Fund, Class G shares.
(c) Net investment income per share before reimbursement of certain expenses for the six months ended April 30, 2003 and the years ended October 31, 2002, 2001, 2000, 1999, and 1998 was $0.17, $0.43, $0.49, $0.50, $0.47 and
     $0.49, respectively.
(d) Per share data was calculated using average shares outstanding during the period.
(e) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the six months ended April 30, 2003 on the net investment income per share, net realized and unrealized gain per share and the net ratio of net investment income to average net assets was $(0.01), $0.01 and (0.17)%, respectively. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the net ratio of net investment income to average net assets was $(0.02), $0.02 and (0.15)%, respectively.
(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(g) Had the Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h)  Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)  Annualized.





                       See Notes to Financial Statements.

LIBERTY QUALITY PLUS BOND FUND

FINANCIAL HIGHLIGHTS (CONTINUED)
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                    SIX MONTHS
                                                       ENDED                             YEAR ENDED OCTOBER 31,
                                                      APRIL 30,   ------------------------------------------------------------------
CLASS T SHARES                                       2003(a)(b)       2002          2001          2000          1999          1998
                                                    ------------  -----------   -----------  ------------  ------------  ----------
Net Asset Value, Beginning of Period............    $      11.29  $     11.23   $     10.35  $      10.25  $      11.20  $    10.70
                                                    ------------  -----------   -----------  ------------  ------------  ----------

Income from Investment Operations:
Net investment income(c)........................            0.24(d)(e)   0.52(e)       0.57          0.59          0.57        0.58
Net realized and unrealized
    gain (loss) on investments.................             0.24(e)      0.08(e)       0.89          0.11         (0.86)       0.50
                                                    ------------  -----------   -----------  ------------  ------------  ----------
   Total from Investment Operations............             0.48         0.60          1.46          0.70         (0.29)       1.08
                                                    ------------  -----------   -----------  ------------  ------------  ----------

Less Distributions Declared to Shareholders:
From net investment income......................           (0.25)       (0.54)        (0.58)        (0.60)        (0.57)      (0.58)
From net realized gains.........................              --           --            --            --         (0.09)         --
                                                    ------------  -----------   -----------  ------------  ------------  ----------
   Total Distributions Declared to Shareholders.           (0.25)       (0.54)        (0.58)        (0.60)        (0.66)      (0.58)
                                                    ------------  -----------   -----------  ------------  ------------  ----------
Net Asset Value, End of Period.................     $      11.52  $     11.29   $     11.23  $      10.35  $      10.25  $    11.20
                                                    ============  ===========   ===========  ============  ============  ==========


Total Return(f)(g)..............................            4.29%(h)     5.63%        14.45%         7.04%        (2.66)%     10.35%

Ratios to Average Net Assets/Supplemental Data:
Expenses(i).....................................            0.91%(j)     0.91%         0.98%         1.01%         0.99%       1.00%
Net investment income(i)........................            4.26%(e)(j)  4.77%(e)      5.30%         5.76%         5.32%       5.30%
Waiver/reimbursement............................            0.22%(j)     0.22%         0.20%         0.22%         0.21%       0.20%
Portfolio turnover rate.........................              42%(h)       75%          131%          104%          226%        253%
Net assets, end of period (000's)..............    $      43,084  $    44,409   $    48,276  $     33,429  $     42,906  $   45,879

------------------------
(a)  The Fund changed its fiscal year end from October 31 to April 30.
(b) On November 25, 2002, the Galaxy Quality Plus Bond Fund, Retail A shares were redesignated Liberty Quality Plus Bond Fund, Class T shares.
(c) Net investment income per share before reimbursement of certain expenses for the six months ended April 30, 2003 and the years ended October 31, 2002, 2001, 2000, 1999, and 1998 was $0.21, $0.50, $0.55, $0.56, $0.55 and
     $0.56, respectively.
(d) Per share data was calculated using average shares outstanding during the period.
(e) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the six months ended April 30, 2003 on the net investment income per share, net realized and unrealized gain per share and the net ratio of net investment income to average net assets was $(0.01), $0.01 and (0.17)%, respectively. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the net ratio of net investment income to average net assets was $(0.02), $0.02 and (0.15)%, respectively.
(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(g) Had the Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h)  Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)  Annualized.




                       See Notes to Financial Statements.

LIBERTY QUALITY PLUS BOND FUND

FINANCIAL HIGHLIGHTS (CONTINUED)
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                    SIX MONTHS
                                                       ENDED                             YEAR ENDED OCTOBER 31,
                                                      APRIL 30,   ------------------------------------------------------------------
CLASS Z SHARES                                       2003(a)(b)       2002          2001          2000          1999          1998
                                                    ------------  -----------   -----------  ------------  ------------  ----------
Net Asset Value, Beginning of Period............    $      11.29  $     11.23   $     10.35  $      10.25  $      11.20  $    10.70
                                                    ------------  -----------   -----------  ------------  ------------  ----------

Income from Investment Operations:
Net investment income(c)........................            0.25(d)(e)   0.55(e)       0.60          0.61          0.58        0.59
Net realized and unrealized
    gain (loss) on investments..................            0.24(e)      0.08(e)       0.88          0.11         (0.86)       0.50
                                                    ------------  -----------   -----------  ------------  ------------  ----------
   Total from Investment Operations............             0.49         0.63          1.48          0.72         (0.28)       1.09
                                                    ------------  -----------   -----------  ------------  ------------  ----------

Less Distributions Declared to Shareholders:
From net investment income......................           (0.26)       (0.57)        (0.60)        (0.62)        (0.58)      (0.59)
From net realized gains.........................              --           --            --            --         (0.09)         --
                                                    ------------  -----------   -----------  ------------  ------------  ----------
   Total Distributions Declared to Shareholders.           (0.26)       (0.57)        (0.60)        (0.62)        (0.67)      (0.59)
                                                    ------------  -----------   -----------  ------------  ------------  ----------
Net Asset Value, End of Period.................     $      11.52  $     11.29   $     11.23  $      10.35  $      10.25  $    11.20
                                                    ============  ===========   ===========  ============  ============  ==========


Total Return(f)(g)..............................            4.41%(h)     5.86%        14.73%         7.27%        (2.52)%     10.50%

Ratios to Average Net Assets/Supplemental Data:
Expenses(i).....................................            0.67%(j)     0.69%         0.73%         0.78%         0.84%       0.87%
Net investment income(i)........................            4.49%(e)(j)  4.99%(e)      5.55%         5.99%         5.46%       5.43%
Waiver/reimbursement............................            0.22%(j)     0.22%         0.21%         0.21%         0.20%       0.20%
Portfolio turnover rate.........................              42%(h)       75%          131%          104%          226%        253%
Net assets, end of period (000's)..............    $     885,920  $   888,792   $   831,727  $    558,789  $    237,772  $  217,143

----------------------
(a)  The Fund changed its fiscal year end from October 31 to April 30.
(b) On November 25, 2002, the Galaxy Quality Plus Bond Fund, Trust shares were redesignated Liberty Quality Plus Bond Fund, Class Z shares.
(c) Net investment income per share before reimbursement of certain expenses for the six months ended April 30, 2003 and the years ended October 31, 2002, 2001, 2000, 1999, and 1998 was $0.24, $0.53, $0.58, $0.59, $0.56 and
     $0.56, respectively.
(d) Per share data was calculated using average shares outstanding during the period.
(e) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the six months ended April 30, 2003 on the net investment income per share, net realized and unrealized gain per share and the net ratio of net investment income to average net assets was $(0.01), $0.01 and (0.17)%, respectively. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the net ratio of net investment income to average net assets was $(0.02), $0.02 and (0.15)%, respectively.
(f)  Total return at net asset value assuming all distributions reinvested.
(g) Had the Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h)  Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)  Annualized.



                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1.  ORGANIZATION

   The Liberty Corporate Bond Fund ("Corporate Bond Fund"), the Liberty Intermediate Government Income Fund ("Intermediate Government Income Fund") and the Liberty Quality Plus Bond Fund ("Quality Plus Bond Fund") are each a series of the Liberty Funds Trust III (the "Trust")(individually referred to as a "Fund", collectively referred to as the "Funds") and are diversified portfolios. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Effective February 11, 2003, the Board of Trustees has approved a change in the fiscal year end of the Funds from October 31 to April 30. Accordingly, the Funds' 2003 fiscal year ended on April 30, 2003.

   The Corporate Bond Fund's investment goal is to seek a high level of current income. Intermediate Government Income Fund's and the Quality Plus Bond Fund's investment goals are to seek the highest level of current income consistent with prudent risk of capital. The Funds may issue an unlimited number of shares. The Corporate Bond Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Both the Intermediate Government Income Fund and the Quality Plus Bond Fund offer six classes of shares: Class A, Class B, Class C, Class G, Class T and Class Z. Class A and Class T shares are sold with a front-end sales charge. A 1.00% contingent deferred sales charge ("CDSC") is assessed on Class A and Class T shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B and Class G shares are subject to a CDSC. Class B shares will convert to Class A shares in three, four or eight years after purchase depending on the program under which shares were purchased. Class G shares will convert to Class T shares in eight years after purchase. Class C shares are subject to a CDSC on redemptions made within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in each Fund's prospectus.

   On June 26, 2001, BKB Shares of the Intermediate Government Income and Quality Plus Bond Funds were converted into Retail A Shares of the same Fund upon a finding by the Board of Trustees of the Trust at a meeting held on May 31, 2001 that such conversion was in the best interest of the holders of BKB Shares.

   Each Fund is the successor to a separate series of The Galaxy Fund ("Galaxy"), a Massachusetts business trust organized on February 22, 1990. The series of Galaxy, to which the Funds succeeded, were reorganized as a separate series of the Trust.

   As of the end of business on November 22, 2002, the Galaxy Corporate Bond Fund, previously a fund of Galaxy, was reorganized as the Corporate Bond Fund, with Class Z shares issued in exchange for Trust shares. Class A, Class B and Class C shares commenced operations on November 25, 2002.

   As of the end of business on November 22, 2002, the Galaxy Intermediate Government Income Fund, previously a fund of Galaxy, was reorganized as the Intermediate Government Income Fund, with Class G, Class T and Class Z shares issued in exchange for Retail B, Retail A and Trust shares, respectively. Class A, Class B and Class C shares commenced operations on November 25, 2002.

   As of the end of business on November 22, 2002, the Galaxy Quality Plus Bond Fund, formerly Galaxy High Quality Bond Fund and previously a fund of Galaxy, was reorganized as the Quality Plus Bond Fund, with Class A, Class B, Class G, Class T and Class Z shares issued in exchange for Prime A, Prime B, Retail B, Retail A and Trust shares, respectively. Class C shares commenced operations on November 25, 2002.

   On March 1, 2001 the Board of Trustees of the Galaxy Fund approved an Agreement and Plan of Reorganization (the "Agreement") providing for the acquisition of two portfolios of The Pillar Funds. Pursuant to the Agreement, all of the assets and liabilities of the Pillar Intermediate-Term Government Securities Fund and the Pillar Fixed Income Fund were transferred, in exchanged for shares, to the Galaxy Intermediate Government Income Fund and the Galaxy High Quality Bond Fund, respectively. The acquisition, which qualified as a tax-free reorganization for federal income tax purposes, was completed on August 27, 2001, following the approval of the reorganization by the Pillar Fund shareholders as follows:

            SHARES          NET ASSETS       UNREALIZED
            ISSUED           RECEIVED       APPRECIATION1
          ----------        -----------     -------------
           1,907,985        $19,865,587       $381,617

                            NET ASSETS       NET ASSETS
          NET ASSETS         OF PILLAR        OF GALAXY
          OF GALAXY      INTERMEDIATE-TERM  INTERMEDIATE
         INTERMEDIATE       GOVERNMENT       GOVERNMENT
          GOVERNMENT      SECURITIES FUND    INCOME FUND
          INCOME FUND       IMMEDIATELY      IMMEDIATELY
           PRIOR TO          PRIOR TO           AFTER
          COMBINATION       COMBINATION      COMBINATION
          ----------        -----------     -------------
         $526,479,871       $19,865,587     $546,345,458

1 Unrealized appreciation is included in the Net Assets Received amount above.

            SHARES          NET ASSETS       UNREALIZED
            ISSUED           RECEIVED       APPRECIATION1
          ----------        -----------     -------------
          18,781,280       $204,516,896      $6,833,393

                                             NET ASSETS
          NET ASSETS        NET ASSETS           OF
              OF             OF PILLAR       GALAXY HIGH
          GALAXY HIGH          FIXED          QUALITY
           QUALITY          INCOME FUND       BOND FUND
           BOND FUND        IMMEDIATELY      IMMEDIATELY
           PRIOR TO          PRIOR TO           AFTER
          COMBINATION       COMBINATION      COMBINATION
          ----------        -----------     -------------
         $658,197,828      $204,516,896     $862,714,724

1 Unrealized appreciation is included in the Net Assets Received amount above.


NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

   PORTFOLIO VALUATION: Listed investment securities are valued by an independent pricing service approved by the Board of Trustees at the last quoted bid price on the principal exchange where such securities are traded. Unlisted securities or listed securities for which last sales prices are not available are valued at the closing bid price in the principal market where such securities trade. U.S. Government securities (other than short-term investments) are valued at the quoted bid in the over-the-counter market. Debt securities of U.S. issuers (other than U.S. Government securities and short-term securities), including municipal securities, are valued at the quoted bid price. Short-term obligations that mature in 60 days or less are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Investments in other investment companies are valued at net asset value.

   Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

   SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are accounted for on the date the securities are purchased, sold or mature. Net realized gains or losses on sales of securities are determined on the identified cost method. Interest income and expenses are recorded on the accrual basis.

   INCOME RECOGNITION: The Funds have adopted the provisions of the American Institute of Certified Public Accountants' Audit and Accounting Guide for Investment Companies (the "Guide") effective November 1, 2001. The Guide requires investment companies to amortize premiums and discounts on fixed income securities and requires interest income to be adjusted by paydown gains and losses on mortgage-backed and asset-backed securities. Prior to November 1, 2001, the Funds did not amortize premiums and discounts on fixed income securities. However, interest income was adjusted by paydown gains and losses on mortgage-backed and asset-backed securities. Accordingly, the Funds recorded a cumulative effect adjustment to reflect the amortization of premiums and discounts. The cumulative effect of this accounting change did not impact the net assets of the Funds, but resulted in reclassifications as follows:



                                   AT OCTOBER 31,
                                        2001                 FOR THE YEAR ENDED OCTOBER 31, 2002
                             ------------------------     -----------------------------------------
                                                                                       NET UNREALIZED
                            NET UNREALIZED               NET INVESTMENT      NET        APPRECIATION
                             APPRECIATION       COST         INCOME     REALIZED GAIN  (DEPRECIATION)
                            -------------   -----------  -------------- -------------   -------------
Corporate Bond Fund          $2,308,362   $(2,308,362)   $(1,339,638)   $1,849,180      $(509,542)
Intermediate Government
    Income Fund               1,652,861    (1,652,861)    (1,395,092)    1,859,480       (464,388)
Quality Plus Bond Fund          656,753      (656,753)      (365,506)       75,287        290,219


                                              FOR THE SIX MONTHS ENDED APRIL 30, 2003
                                            ------------------------------------------
                                                                             NET
                                                 NET           NET        UNREALIZED
                                             INVESTMENT     REALIZED     APPRECIATION
                                               INCOME         GAIN      (DEPRECIATION)
                                             ----------   -----------    -------------
Corporate Bond Fund                        $   32,699       $  7,199      $ (39,898)
Intermediate Government
    Income Fund                            (1,053,340)       422,718        630,622
Quality Plus Bond Fund                       (810,123)       687,759        122,364

   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income are declared daily and paid monthly. Net realized capital gains for each of the Funds, if any, are distributed at least annually. Income dividends and capital gain dividends are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

   FEDERAL INCOME TAXES: Consistent with each Fund's policy to qualify as a regulated investment company and to distribute all of their taxable income, no federal income tax has been accrued.

   REPURCHASE AGREEMENTS: Each Fund may engage in repurchase agreement transactions with institutions that the Trust's investment advisor has determined are creditworthy. Each repurchase agreement transaction is recorded at cost plus accrued interest. Each Fund requires that the securities collateralizing a repurchase agreement transaction be transferred to the Trust's custodian in a manner that is intended to enable the Fund to obtain those securities in the event of a counterparty default. The value of the collateral securities is monitored daily to ensure that the value of the collateral, including accrued interest, equals or exceeds the repurchase price. Repurchase agreement transactions involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities, and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

   DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than class specific expenses), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

   Per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for each Fund for the entire period by the class specific fees applicable to each class of shares in each Fund.

NOTE 3.  FEDERAL TAX INFORMATION

   Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for deferral of losses from wash sales, discount accretion/premium amortization on debt securities, current period distribution payable, capital loss carryforwards and non-deductible expenses. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.


   For the six months ended April 30, 2003, permanent items identified and reclassified among the components of net assets are as follows:

                            UNDISTRIBUTED   ACCUMULATED
                           NET INVESTMENT  NET REALIZED     PAID-IN
                               INCOME       GAIN (LOSS)     CAPITAL
                             ----------   -----------    -------------
Corporate Bond Fund ....     $(900,958)    $1,788,600    $ (887,642)
Intermediate Government
   Income Fund .........        36,190      1,784,828    (1,821,018)
Quality Plus Bond
   Fund ................      (353,219)       353,219            --

   Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

   The tax character of distributions paid was as follows:

                             SIX MONTHS
                                ENDED           YEAR ENDED
                              APRIL 30,         OCTOBER 31,
                                2003        2002          2001
                            -----------------------------------------
                             ORDINARY      ORDINARY       ORDINARY
                              INCOME        INCOME         INCOME
                             ----------   -----------    -------------
Corporate Bond Fund ....   $ 4,016,948   $ 7,724,048    $ 6,010,946
Intermediate Government
   Income Fund .........    11,002,472    26,556,041     29,041,931
Quality Plus Bond
   Fund ................    21,555,229    46,287,971     38,189,602

   As of April 30, 2003, the components of distributable earnings on a tax basis were as follows:

                          UNDISTRIBUTED  UNDISTRIBUTED
                            ORDINARY       LONG-TERM      UNREALIZED
                             INCOME      CAPITAL GAINS   APPRECIATION*
                          ----------     -------------   -------------
Corporate Bond Fund ....  $  921,340     $       --      $11,663,344
Intermediate Government
   Income Fund .........   3,621,460             --       18,731,223
Quality Plus Bond
   Fund ................   8,485,227      9,961,745       49,971,881

* The difference between book-basis and tax-basis unrealized appreciation, if applicable, is attributable primarily to the tax deferral of losses on wash sales.

   The following capital loss carryforwards are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

                                    INTERMEDIATE       QUALITY
YEAR OF              CORPORATE       GOVERNMENT         PLUS
EXPIRATION           BOND FUND      INCOME FUND*      BOND FUND
----------           ---------      -----------       ---------
2004 .............   $     --       $2,682,632            $ --
2005 .............    450,363               --              --
2006 .............         --        1,373,737              --
2007 .............    662,376        7,037,128              --
2008 .............    690,266        3,074,162              --
2010 .............    394,016               --              --

* The availability of a portion $(602,165) of the capital loss carryforwards for the Intermediate Government Income Fund, which were acquired on August 20, 2001 in connection with the Pillar Funds reorganization, may be limited in a given year.

   Expired capital loss carryforwards, if any, are recorded as a reduction of paid-in capital.

NOTE 4.  INVESTMENT ADVISORY, ADMINISTRATION AND
         DISTRIBUTION AGREEMENTS

   On April 1, 2003, Fleet Investment Advisors, Inc., the previous advisor to the Funds, and Colonial Management Associates, Inc., the previous administrator to the Funds, merged into Columbia. At the time of the merger, Columbia assumed the obligations of those companies with respect to the Funds. The merger did not change the way the Funds are managed, the investment personnel assigned to manage the Funds or the fees paid by the Funds to Columbia.

   Columbia Management Advisors, Inc. ("Columbia"), an indirect, wholly-owned subsidiary of FleetBoston Financial Corporation, is the investment advisor of the Funds and receives a monthly fee equal to 0.75% annually of each Fund's average daily net assets.

   Columbia intends to waive advisory fees payable to it by each Fund so that the advisory fees payable by each Fund would be as follows: 0.55% of the first $500 million of average daily net assets, plus 0.50% of the next $500 million of average daily net assets, plus 0.45% of the next $500 million of average daily net assets, plus 0.40% of the next $500 million of average daily net assets, plus 0.35% of average daily net assets in excess of $2 billion.

   Columbia provides, pursuant to an Administrative Agreement with the Funds, certain administrative services for a monthly fee equal to 0.067% annually of each Fund's average daily net assets. Prior to November 26, 2002, the administration fee was computed daily and paid monthly at the annual rate of 0.09% of the first $2.5 billion of the combined average daily net assets of the Funds and the other funds offered by Galaxy, 0.085% of the next $2.5 billion of combined average daily net assets, 0.075% of the next $7 billion of combined average daily net assets, 0.065% of the next $3 billion of combined average daily net assets, 0.06% of the next $3 billion of combined average daily net assets, 0.0575% of the next $3 billion of combined average daily net assets, 0.0525% of the next $9 billion of combined average daily net assets and 0.05% of combined average daily net assets in excess of $30 billion. Effective July 22, 2002 through November 22, 2002, PFPC, Inc. ("PFPC"), a member of PNC Financial Services Group, served as sub-administrator to the Funds pursuant to an agreement with the Administrator.

   Columbia is also responsible for providing pricing and bookkeeping services to the Funds under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Bank and Trust Company ("State Street"). Columbia pays fees to State Street under the Outsourcing Agreement.

   Under its pricing and bookkeeping agreement with the Funds, Columbia receives from each Fund an annual fee based on the average daily net assets of each Fund as follows:

AVERAGE DAILY NET ASSETS                           FEE
------------------------                         ------
Under $50 million.............................. $25,000
Of $50 million but less than $200 million......  35,000
Of $200 million but less than $500 million.....  50,000
Of $500 million but less than $1 billion.......  85,000
In excess of $1 billion........................ 125,000

   The annual fees for a Fund with more than 25% in non-domestic assets will be 150% of the annual fees described above.

   Prior to July 22, 2002, PFPC provided pricing and bookkeeping services to the Funds' at the same rates described above. PFPC continued to provide certain of these pricing and bookkeeping services, through November 22, 2002 pursuant to an agreement with Columbia.

   Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services for a monthly fee based on a per account charge or minimum of $5,000 annually per Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

   Prior to July 22, 2002, PFPC was the transfer agent to each Fund at the same rates described above.

   Effective November 26, 2002, the Transfer Agent has agreed, until November 25, 2003, to reimburse 0.01% of its fees for Class A shares of the Quality Plus Bond Fund.

   Liberty Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the Funds' principal underwriter. For the period ended April 30, 2003, the Funds have been advised that the Distributor has retained fees as follows:

                                        FRONT-END
                                      SALES CHARGE                                          CDSC
                                 ----------------------       ------------------------------------------------------------------
                                 CLASS A        CLASS T       CLASS A        CLASS B        CLASS C        CLASS G       CLASS T
                                 -------        -------       -------        -------        -------        -------       -------
Corporate Bond Fund              $  259           $--            $--        $4,969            $--         $    --          $ --
Intermediate Government
    Income Fund                   3,640            38             --         4,138             52          14,137           748
Quality Plus Bond Fund              937            14             --           317             --          19,558            --

   The Funds have adopted a 12b-1 plan (the "Plan"), which requires the payment of a monthly service and distribution fee to the Distributor at an annual fee rate as follows:

                                            DISTRIBUTION FEE                                    SERVICE FEE
                                 -------------------------------------       ---------------------------------------------------
                                 CLASS B       CLASS C*       CLASS G**      CLASS A        CLASS B       CLASS C*      CLASS G**
                                 -------       -------        -------        -------        -------       -------       -------
Corporate Bond Fund                 0.75%         0.75%            --          0.25%          0.25%          0.25%           --
Intermediate Government
    Income Fund                     0.75%         0.75%          0.65%         0.25%          0.25%          0.25%         0.50%
Quality Plus Bond Fund              0.75%         0.75%          0.65%         0.25%          0.25%          0.25%         0.50%

* The Distributor has voluntarily agreed to waive a portion of each Fund's Class C share distribution and service fees so that they will not exceed 0.85% annually of each Fund's average net assets.
** Under the Plan, the Funds do not intend to pay more than a total of 0.80% annually for Class G shares.



   Prior to July 22, 2002, PFPC Distributors, Inc., a wholly-owned subsidiary of PFPC and an indirect, wholly-owned subsidiary of PNCFinancial Services Group, acted as the exclusive distributor to the Class Z shares (formerly Trust shares).

   The Intermediate Government Income Fund and the Quality Plus Bond Fund have adopted plans that permit them to pay for certain services provided to Class T and Class Z shareholders by their financial advisor. Currently, the service plan has not been implemented with respect to the Fund's Class Z shares. The annual service fee may equal up to 0.50% annually for Class T shares, but will not exceed each Fund's net investment income attributable to Class T shares. The Intermediate Government Income Fund and the Quality Plus Bond Fund do not intend to pay more than 0.15% annually for Class T shareholder service fees.

   The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

   Each Fund pays no compensation to its officers, all of whom are employees of Columbia or its affiliates.

   The Funds' Independent Trustees may participate in a deferred compensation plan, which may be terminated at any time. Obligations of the plan will be paid solely out of the Funds' assets.

   The Corporate Bond Fund, the Intermediate Government Income Fund and the Quality Plus Bond Fund each have an agreement with their custodian under which custody fees may be reduced by balance credits. If applicable, the each Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such arrangement. For the six months ended April 30, 2003, the Corporate Bond Fund had $791 of custody fees reduced by balance credits.

NOTE 5.  SHARES OF BENEFICIAL INTEREST

   The Trust's Declaration of Trust authorizes the Funds to issue an unlimited number of shares of beneficial interest, with a $0.001 par value per share.

NOTE 6.  SECURITIES TRANSACTIONS

   The cost of purchases and the proceeds from sales of securities (excluding short-term investments) for the six months ended April 30, 2003 for each Fund were as follows:

                                        U.S. GOVERNMENT
                                          SECURITIES
                                 ----------------------------
                                   PURCHASES         SALES
                                 -----------      ----------
Corporate Bond Fund ....         $  1,345,447    $  5,838,295
Intermediate Government
   Income Fund .........          168,911,732     201,632,567
Quality Plus Bond
   Fund ................          274,427,271     287,273,899


                                       OTHER INVESTMENT
                                          SECURITIES
                                 ----------------------------
                                   PURCHASES         SALES
                                 -----------      ----------
Corporate Bond Fund ....        $ 37,637,229    $  7,652,661
Intermediate Government
   Income Fund .........          14,778,141      22,641,090
Quality Plus Bond
   Fund ................         162,541,227     185,158,575


   Unrealized appreciation (depreciation) at April 30, 2003, based on cost of investments for federal income tax purposes, was:

                              GROSS          GROSS           NET
                            UNREALIZED     UNREALIZED     UNREALIZED
                           APPRECIATION  (DEPRECIATION)  APPRECIATION
                           ------------  -------------   ------------
Corporate Bond Fund ....   $11,894,487    $ (231,143)    $11,663,344
Intermediate Government
   Income Fund .........    19,330,707      (599,484)     18,731,223
Quality Plus Bond
   Fund ................    50,426,532      (454,651)     49,971,881

NOTE 7.  LINE OF CREDIT

   Prior to each Fund's merger into the Trust, the Funds and other Galaxy funds participated in a $150,000,000 credit facility, which was used for temporary or emergency purposes to facilitate portfolio liquidity. Interest was charged to a Fund based on its borrowings. In addition, each Fund paid commitment fees on its pro-rata portion of the line of credit. The commitment fees are included in "Miscellaneous" on the Statement of Operations. Following the merger into the Trust, the Funds participated in a $200,000,000 credit facility with other Liberty Funds. On April 26, 2003, the Funds entered into a new $350,000,000 credit facility with other Liberty Funds, pursuant to similar terms and conditions. For the year ended April 30, 2003, the Funds did not borrow under these agreements.



                       See Notes to Financial Statements.

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS


To the Shareholders and Board of Trustees of Liberty Funds Trust III:



We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Liberty Corporate Bond Fund, Liberty Intermediate Government Income Fund, and Liberty Quality Plus Bond Fund (formerly Galaxy Corporate Bond Fund, Galaxy Intermediate Government Income Fund, and Galaxy Quality Plus Bond Fund, respectively, of The Galaxy Fund) (the "Funds"), three of the series constituting Liberty Funds Trust III, as of April 30, 2003, and the related statements of operations for the six months in the period ended April 30, 2003 and for the year ended October 31, 2002, the statements of changes in net assets for the six months in the period ended April 30, 2003 and for each of the two years in the period ended October 31, 2002, and the financial highlights for the six months in the period ended April 30, 2003 and for each of the four years in the period ended October 31, 2002. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended October 31, 1998 were audited by other auditors whose report, dated December 23, 1998, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2003 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Liberty Corporate Bond Fund, Liberty Intermediate Government Income Fund, and Liberty Quality Plus Bond Fund, series of Liberty Funds Trust III, at April 30, 2003, the results of their operations for the six months in the period ended April 30, 2003 and for the year ended October 31, 2002, the changes in their net assets for the six months in the period ended April 30, 2003 and for each of the two years in the period ended October 31, 2002, and the financial highlights for each of the six months in the period ended April 30, 2003 and for each of the four years in the period ended October 31, 2002, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

Boston, Massachusetts
June 10, 2003

UNAUDITED INFORMATION


FEDERAL INCOME TAX INFORMATION



For the fiscal year ended April 30, 2003, the Quality Plus Bond Fund designates long-term capital gains of $9,961,745.




                       See Notes to Financial Statements.

TRUSTEES AND OFFICERS

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Liberty Funds, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each of the Liberty Funds. The Statement of Additional Information (SAI) contains additional information about the Trustees and is available without charge upon request by calling the fund's distributor at 800-345-6611.


                                                                                                    NUMBER OF
                                                                                                    PORTFOLIOS IN
                                         YEAR FIRST                                                 LIBERTY FUNDS
                        POSITION         ELECTED OR                                                 COMPLEX            OTHER
NAME, ADDRESS           WITH LIBERTY     APPOINTED TO     PRINCIPAL OCCUPATION(S)                   OVERSEEN           DIRECTORSHIPS
AND AGE                 FUNDS            OFFICE*          DURING PAST FIVE YEARS                    BY TRUSTEE         HELD

DISINTERESTED TRUSTEES

Douglas A. Hacker       Trustee          1996             Executive Vice President - Strategy       92                  None
(Age 47)                                                  of United Airlines (airline) since
P.O. Box 66100                                            December 2002 (formerly President
Chicago, IL 60666                                         of UAL Loyalty Services (airline) from
                                                          September 2001 to December 2002;
                                                          Executive Vice President and Chief
                                                          Financial Officer of United Airlines
                                                          from March 1993 to  September 2001;
                                                          Senior Vice President and Chief Financial
                                                          Officer of UAL, Inc. prior thereto).

Janet Langford Kelly    Trustee          1996             Executive Vice President-Corporate        92                  None
(Age 45)                                                  Development and Administration,
One Kellogg Square                                        General Counsel and Secretary, Kellogg
Battle Creek, MI 49016                                    Company (food manufacturer), since
                                                          September 1999; Senior Vice President,
                                                          Secretary and General Counsel, Sara Lee
                                                          Corporation (branded, packaged,
                                                          consumer-products manufacturer) from
                                                          January 1995 to September 1999.

Richard W. Lowry        Trustee          1995             Private Investor since August 1987        94****              None
(Age 67)                                                  (formerly Chairman and Chief
10701 Charleston Drive                                    Executive Officer, U.S. Plywood
Vero Beach, FL 32963                                      Corporation (building products
                                                          manufacturer)).

Salvatore Macera*****   Trustee          1998             Private Investor since 1981 (formerly     92                  None
(Age 71)                                                  Executive Vice President and
26 Little Neck Lane                                       Director of Itek Corporation
New Seabury, MA                                           (electronics) from 1975 to 1981).
02649






69


                                                                                                    NUMBER OF
                                                                                                    PORTFOLIOS IN
                                         YEAR FIRST                                                 LIBERTY FUNDS
                        POSITION         ELECTED OR                                                 COMPLEX            OTHER
NAME, ADDRESS           WITH LIBERTY     APPOINTED TO     PRINCIPAL OCCUPATION(S)                   OVERSEEN           DIRECTORSHIPS
AND AGE                 FUNDS            OFFICE*          DURING PAST FIVE YEARS                    BY TRUSTEE         HELD

DISINTERESTED TRUSTEES  (CONTINUED)


Charles R. Nelson       Trustee          1981             Professor of Economics, University of     107**               None
(Age 60)                                                  Washington, since January 1976; Ford and
Department of                                             Louisa Van Voorhis Professor of Political
Economics                                                 Economy, University of Washington, since
University of                                             September 1993; Director, Institute for
Washington                                                Economic Research, University of
Seattle, WA 98195                                         Washington, since September 2001;
                                                          Adjunct Professor of Statistics, University
                                                          of Washington, since September 1980;
                                                          Associate Editor, Journal of Money
                                                          Credit and Banking, since September 1993;
                                                          Trustee of the Columbia Funds since
                                                          July 2002; consultant on econometric and
                                                          statistical matters.

John J. Neuhauser       Trustee          1985             Academic Vice President and Dean of       94****           Saucony, Inc.
(Age 60)                                                  Faculties since August 1999, Boston                       (athletic
84 College Road                                           College (formerly Dean, Boston                             footwear);
Chestnut Hill, MA                                         College School of Management from                          SkillSoft Corp.
02467-3838                                                September 1977 to September 1999);                        (E-Learning)
                                                          Director Columbia Management
                                                          Multi-Stratergy Hedge Fund, LLC since
                                                          December 2002.

Thomas E. Stitzel       Trustee          1998             Business Consultant since 1999            92                  None
(Age 67)                                                  (formerly Professor of Finance from
2208 Tawny Woods Place                                    1975 to 1999 and Dean from 1977 to 1991,
Boise, ID  83706                                          College of Business, Boise State
                                                          University); Chartered Financial Analyst.

Thomas C. Theobald      Trustee          1996             Managing Director, William Blair          92                Anixter Inter
(Age 65)                                                  Capital Partners (private equity investing)                 national (net-
27 West Monroe                                            since September 1994 (formerly                              work support
Street, Suite 3500                                        Chief Executive Officer and                                 equipment
Chicago, IL 60606                                         Chairman of the Board of Directors,                         distributor),
                                                          Continental Bank Corporation prior                          Jones Lang
                                                          thereto).                                                   LaSalle (real
                                                                                                                      estate
                                                                                                                      management
                                                                                                                      services) and
                                                                                                                      MONY Group
                                                                                                                      (life
                                                                                                                      insurance).

Anne-Lee Verville       Trustee          1998             Author and speaker on educational         92                Chairman of
(Age 57)                                                  systems needs (formerly General                             the Board of
359 Stickney Hill Road                                    Manager, Global Education Industry                          Directors,
Hopkinton, NH  03229                                      from 1994 to 1997, and President,                           Enesco
                                                          Applications Solutions Division from                        Group, Inc.
                                                          1991 to 1994, IBM Corporation (global                       (designer,
                                                          education and global applications));                        importer and
                                                          Director Columbia Management                                distributor of
                                                          Multi-Stratergy Hedge Fund, LLC since                       giftware and
                                                          December 2002.                                              collectibles).





70



                                                                                                    NUMBER OF
                                                                                                    PORTFOLIOS IN
                                         YEAR FIRST                                                 LIBERTY FUNDS
                        POSITION         ELECTED OR                                                 COMPLEX            OTHER
NAME, ADDRESS           WITH LIBERTY     APPOINTED TO     PRINCIPAL OCCUPATION(S)                   OVERSEEN           DIRECTORSHIPS
AND AGE                 FUNDS            OFFICE*          DURING PAST FIVE YEARS                    BY TRUSTEE         HELD

INTERESTED TRUSTEES


William E. Mayer***     Trustee          1994             Managing Partner, Park Avenue             94****            Lee Enter-
(Age 62)                                                  Equity Partners (private equity) since                      prises (print
399 Park Avenue                                           February 1999 (formerly Founding                            media), WR
Suite 3204                                                Partner, Development Capital LLC                            Hambrecht +
New York, NY 10022                                        from November 1996 to February                              Co. (financial
                                                          1999; Dean and Professor, College of                        service
                                                          Business and Management,                                    provider) and
                                                          University of Maryland from October                         First Health
                                                          1992 to November 1996).                                     (healthcare).

Joseph R. Palombo***    Trustee,         2000             Chairman of the Board, Chief              92                  None
(Age 50)                Chairman                          Executive Officer and President of
One Financial Center    of the                            Columbia Management Group, Inc.
Boston, MA 02111        Board and                         (Columbia Management) since December
                        President                         2001 and Director, Executive Vice
                                                          President and Chief Operating Officer of
                                                          the Advisor since April, 2003 (formerly
                                                          Chief Operations Officer of Mutual Funds,
                                                          Liberty Financial Companies, Inc. from
                                                          August 2000 to November, 2001;
                                                          Executive Vice President of Stein Roe &
                                                          Farnham Incorporated (Stein Roe) from
                                                          April 1999 to April 2003; Director of
                                                          Colonial Management Associates, Inc.
                                                          (Colonial) from April 1999 to April 2003;
                                                          Director of Stein Roe from September
                                                          2000 to April 2003) President of Liberty
                                                          Funds since February, 2003; Manager of
                                                          Stein Roe Floating Rate Limited Liability
                                                          Company since October 2000; Director
                                                          Columbia Management Multi-Stratergy
                                                          Hedge Fund, LLC since December 2002.
                                                          (formerly Vice President of the Liberty Funds
                                                          from April 1999 to August 2000; Chief
                                                          Operating Officer and Chief Compliance
                                                          Officer, Putnam Mutual Funds from
                                                          December 1993 to March 1999).





* In December, 2000, the boards of each of the Liberty Funds and former Stein Roe funds were combined into one board of trustees with common membership. The date shown is the earliest date on which a trustee was elected to either the Liberty Funds board or the former Stein Roe funds board.

** In addition to serving as a disinterested trustee of the Liberty Funds, Mr. Nelson serves as a disinterested Trustee of the Columbia Funds, currently consisting of 15 funds.

*** Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co. Mr. Palombo is an interested person as an employee of the Advisor.

**** In addition to serving as a trustee of Liberty Funds, Mr. Lowry, Mr. Neuhauser and Mr. Mayer each serve as a director/trustee of Liberty All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.

***** Mr. Marcera will retire as a Trustee from the Board of Trustees effective
      June 18, 2003.


                                         YEAR FIRST
                        POSITION         ELECTED OR
NAME, ADDRESS           WITH LIBERTY     APPOINTED TO     PRINCIPAL OCCUPATION(S)
AND AGE                 FUNDS            OFFICE*          DURING PAST FIVE YEARS

OFFICERS

Vicki L. Benjamin       Chief            2001           Controller of the Liberty Funds and of the Liberty All-Star Funds since
(Age 41)                Accounting                      May 2002; Chief Accounting Officer of the Liberty Funds and Liberty All-
One Financial Center    Officer and                     Star Funds since June 2001; Controller and Chief Accounting Officer of the
Boston, MA 02111        Controller                      Galaxy Funds since September 2002 (formerly Vice President, Corporate
                                                        Audit, State Street Bank and Trust Company from May 1998 to April 2001;
                                                        Audit Manager from July 1994 to June 1997; Senior Audit Manager from
                                                        July 1997 to May 1998, Coopers & Lybrand, LLP).

J. Kevin Connaughton    Treasurer        2000           Treasurer of the Liberty Funds and of the Liberty All-Star Funds since
(Age 38)                                                December 2000; Vice President of the Advisor since April 2003 (formerly
One Financial Center                                    Controller of the Liberty Funds and of the Liberty All-Star Funds from
Boston, MA 02111                                        February 1998 to October 2000); Treasurer of the Galaxy Funds since
                                                        September 2002; Treasurer, Columbia Management Multi-Stratergy Hedge Fund,
                                                        LLC since December 2002. (formerly Vice President of Colonial from February
                                                        1998 to October 2000 and Senior Tax Manager, Coopers & Lybrand, LLP from
                                                        April 1996 to January 1998).

Jean S. Loewenberg      Secretary        2002           Secretary of the Liberty Funds and of the Liberty All-Star Funds since
(Age 57)                                                February 2002; Secretary of Columbia Management Multi-Stratergy Hedge
One Financial Center                                    Fund, LLC. Secretary and General Counsel of Columbia Management
Boston, MA 02111                                        since December 2001; Vice President and Secretary of the Advisor since
                                                        April, 2003; Senior Vice President since November 1996 and Assistant
                                                        General Counsel since September 2002 of Fleet National Bank (formerly
                                                        Senior Vice President and Group Senior Counsel of Fleet National Bank.






72
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



SHAREHOLDER INFORMATION


For complete information, and before making an investment decision on any fund in the Liberty family of funds, you should request a prospectus from Liberty Funds Services, Inc. by calling toll-free 800-345-6611. This report is submitted for the general information of shareholders of Liberty Index Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for each Liberty Index Funds, which contains more information concerning the investment policies and expenses of the funds, as well as other pertinent information. Read the prospectus carefully before you invest.

Shares of the funds are not bank deposits or obligations of, or guaranteed or endorsed by, FleetBoston Financial Corporation, or any of its affiliates, Columbia Management Advisors Inc., or any Fleet Bank. Shares of the funds are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Investment return and principal value will vary as a result of market conditions or other factors so that shares of the funds, when redeemed, may be worth more or less than their original cost. An investment in the funds involves investment risks, including the possible loss of the principal amount invested.

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                   This report was printed on recycled paper.

TRANSFER AGENT

IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Liberty Taxable Bond Funds is:

Liberty Funds Services, Inc.
P.O. Box 8081
Boston, MA  02266-8081

The funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty Taxable Bond Funds. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Liberty Funds Performance Update.

Annual Report:
Liberty Taxable Bond Funds

Liberty Taxable Bond Funds  ANNUAL REPORT APRIL 30, 2003


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LibertyFunds

A Member of Columbia Management Group

(C)2003 Liberty Funds Distributor, Inc.
A Member of Columbia Management Group
One Financial Center, Boston, MA 02111-2621


                                    PRSRT STD
                                  U.S. POSTAGE
                                      PAID
                                  HOLLISTON, MA
                                  PERMIT NO. 20


                                                  FI-02/988N-0503 (06/03)03/1600

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEMS 5-6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable at this time.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) The Registrant's Chief Executive Officer and Chief Financial Officer, based on their evaluation of the Registrant's disclosure controls and procedures as of June 20, 2003, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits under the Securities Exchange Act of 1934, as amended, is accumulated and communicated to the Registrant's management, including the Chief Executive Officer and Chief Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the registrant's internal controls or in other factors that could affect these controls subsequent to the date of our evaluation.

ITEM 10. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable at this time.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) in the exact form set forth below: Attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Liberty Funds Trust III
            -----------------------------------------------------------

By (Signature and Title)* /s/ Joseph R. Palombo
                         ----------------------------------------------
                          Joseph R. Palombo, President

Date    June 20, 2003
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Joseph R. Palombo
                         ----------------------------------------------
                          Joseph R. Palombo, President

Date    June 20, 2003
    -------------------------------------------------------------------

By (Signature and Title)* /s/ J. Kevin Connaughton
                         ----------------------------------------------
                         J. Kevin Connaughton, Treasurer

Date    June 20, 2003
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.